Oppenheimer Strategic Income Fund

Prospectus dated November 22, 2002

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the Fund's
securities nor has it determined that this Prospectus is
accurate or complete. It is a criminal offense to represent
otherwise.

Oppenheimer Strategic Income Fund is a mutual fund.  It
seeks high current income by investing mainly in debt
securities in three market sectors: debt securities of
foreign governments and companies, U.S. government
securities, and lower-rated high-yield securities of U.S.
and foreign companies.

      This Prospectus contains important information about
the Fund's objective, its investment policies, strategies
and risks. It also contains important information about how
to buy and sell shares of the Fund and other account
features. Please read this Prospectus carefully before you
invest and keep it for future reference about your account.

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The Right Way to Invest

Contents

            About the Fund
------------------------------------------------------------

      3     The Fund's Investment Objective and Strategies

      4     Main Risks of Investing in the Fund

      7     The Fund's Past Performance

      8     Fees and Expenses of the Fund

      9     About the Fund's Investments

      14    How the Fund is Managed

      About Your Account
------------------------------------------------------------

      15    How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

      24    Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

      25    How to Sell Shares
            By Wire
            By Mail
            By Telephone
            By Checkwriting

      28    How to Exchange Shares

      30    Shareholder Account Rules and Policies

      31    Dividends, Capital Gains and Taxes

      33    Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

WHAT IS THE  FUND'S  INVESTMENT  OBJECTIVE?  The Fund  seeks high current income by investing mainly in debt securities.

WHAT  DOES THE  FUND  MAINLY  INVEST  IN?  The Fund  invests mainly  in  debt  securities  of  issuers  in  three  market sectors: foreign governments and companies,  U.S. government securities  and  lower-rated  high-yield  securities of U.S.
and foreign companies (commonly called "junk bonds").  Those debt securities typically include:

o     foreign  government  and  U.S.  government  bonds  and
   notes,
o     collateralized mortgage obligations (CMOs),
o     other  mortgage-related  securities  and  asset-backed
   securities,
o     participation interests in loans,
o     "structured" notes,
o     lower-grade,    high-yield    domestic   and   foreign
      corporate debt obligations, and
o     "zero-coupon" or "stripped" securities.

      Under normal market conditions, the Fund invests in
each of those three market sectors. However, the Fund is
not required to invest in all three sectors at all times,
and the amount of its assets in each of the three sectors
will vary over time. The Fund can invest up to 100% of its
assets in any one sector at any time, if the Fund's
investment Manager, OppenheimerFunds, Inc., believes that
the Fund can achieve its objective without undue risk. The
Fund can invest in issuers in any market capitalization
range - large-cap, mid-cap and small-cap, and can buy
securities having short-, medium-, or long-term maturities.

      The Fund's foreign investments can include debt
securities of issuers in developed markets and emerging
markets. The Fund also uses derivative investments for
hedging purposes or to seek higher investment returns.
These include options, futures, forward contracts, CMOs and
"structured" notes. The Fund's investments are more fully
explained in "About the Fund's Investments," below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY
OR SELL? In selecting securities for the Fund, the Fund's
portfolio managers analyze the overall investment
opportunities and risks among the three sectors in which
the Fund invests. Their  overall strategy is to build a
broadly-diversified portfolio of debt securities to help
moderate the special risks of investing in high-yield debt
securities and foreign securities. The Fund may try to take
advantage of any lack of correlation in the movement of
securities prices among the three sectors from time to
time. The portfolio managers currently focus on the factors
below (some of which may vary in particular cases and may
change over time), looking for:
o     Securities offering high current income,
o     Overall portfolio diversification by seeking
      securities whose market prices tend to move in
      different directions, and
o     Relative values among the three major market sectors
   in which the Fund invests.

      The Fund's diversification strategies, both with
respect to securities in different sectors, and securities
issued by different companies and governments, are intended
to help reduce the volatility of the Fund's share prices
while seeking current income.

WHO IS THE FUND DESIGNED FOR? The Fund is designed
primarily for investors seeking high current income from a
fund that normally diversifies its portfolio by investing
in a variety of domestic and foreign debt securities,
including government securities and lower-grade debt
securities. Those investors should be willing to assume the
risks of short-term share price fluctuations that are
typical for a fund that invests in debt securities,
particularly high-yield and foreign securities. Since the
Fund's income level will fluctuate, it is not designed for
investors needing an assured level of current income. Also,
the Fund does not seek capital appreciation. The Fund is
designed as a long-term investment and may be appropriate
as a part of an investor's retirement plan portfolio.
However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's
investments are subject to changes in their value from a
number of factors described below. There is also the risk
that poor security selection by the Manager will cause the
Fund to under perform other funds having a similar
objective.

CREDIT RISK.  Debt securities are subject to credit risk.
Credit risk is the risk that the issuer of a debt security
might not make interest and principal payments on the
security as they become due. If the issuer fails to pay
interest, the Fund's income might be reduced, and if the
issuer fails to repay principal, the value of that security
and of the Fund's shares might fall. A downgrade in an
issuer's credit rating or other adverse news about an
issuer can reduce the market value of that issuer's
securities. While the Fund's investments in U.S. government
securities are subject to little credit risk, the Fund's
other investments in debt securities, particularly
high-yield, lower-grade debt securities, are subject to
risks of default.

Special Risks of Lower-Grade Securities.  Because the Fund
      can invest without limit in securities below
      investment grade to seek high income, the Fund's
      credit risks are greater than those of funds that buy
      only investment-grade bonds. Lower-grade debt
      securities may be subject to greater market
      fluctuations and greater risks of loss of income and
      principal than investment-grade debt securities
      (particularly during general economic downturns).
      Securities that are (or that have fallen) below
      investment grade are exposed to a greater risk that
      the issuers of those securities might not meet their
      debt obligations. The market for these securities may
      be less liquid, making it difficult for the Fund to
      value or sell them at an acceptable price. These
      risks can reduce the Fund's share prices and the
      income it earns.

RISKS OF FOREIGN INVESTING.  The Fund can invest without
limit in foreign government and corporate debt securities
in both developed and emerging markets. The Fund will
normally invest significant amounts of its assets in
foreign securities. While foreign securities may offer
special investment opportunities, they also have special
risks that can reduce the Fund's share prices and income.
      The change in value of a foreign currency against the
U.S. dollar will result in a change in the U.S. dollar
value of securities denominated in that foreign currency.
Currency rate changes can also affect the distributions the
Fund makes from the income it receives from foreign
securities if foreign currency values change against the
U.S. dollar. Foreign investing can result in higher
transaction and operating costs for the Fund. Foreign
issuers are not subject to the same accounting and
disclosure requirements that U.S. companies are subject to.

      The value of foreign investments may be affected by
exchange control regulations, expropriation or
nationalization of a company's assets, foreign taxes,
delays in settlement of transactions, changes in
governmental economic or monetary policy in the U.S. or
abroad, or other political and economic factors.

Special Risks of Emerging Markets.  The Fund can buy
      securities in emerging and developing markets. They
      present risks not found in more mature markets. Those
      securities may be more difficult to sell at an
      acceptable price and their prices may be more
      volatile than securities of issuers in more developed
      markets. Settlements of trades may be subject to
      greater delays so that the Fund might not receive the
      sale proceeds of a security on a timely basis.

      Emerging markets might have less developed trading
markets and exchanges, and less developed legal and
accounting systems.  Investments may be subject to greater
risks of government restrictions on withdrawing the sales
proceeds of securities from the country. Economies of
developing countries may be more dependent on relatively
few industries that may be highly vulnerable to local and
global changes. Governments may be more unstable and
present greater risks of nationalization or restrictions on
foreign ownership of stocks of local companies. These
investments may be substantially more volatile than debt
securities of issuers in the U.S. and other developed
countries and may be very speculative.

INTEREST RATE RISKS. The values of debt securities,
including U.S. government securities, are subject to change
when prevailing interest rates change.  When interest rates
fall, the values of already-issued debt securities
generally rise.  When interest rates rise, the values of
already-issued debt securities generally fall, and they may
sell at a discount from their face amount. The magnitude of
these fluctuations will often be greater for debt
securities having longer maturities than for shorter-term
debt securities.  The Fund's share prices can go up or down
when interest rates change because of the effect of the
changes on the value of the Fund's investments in debt
securities. Also, if interest rates fall, the Fund's
investments in new securities at lower yields will reduce
the Fund's income.

PREPAYMENT RISK. Prepayment risk is the risk that the
issuer of a security can prepay the principal prior to the
security's expected maturity. The prices and yields of
mortgage-related securities are determined, in part, by
assumptions about the cash flows from the rate of payments
of the underlying mortgages. Changes in interest rates may
cause the rate of expected prepayments of those mortgages
to change. In general, prepayments increase when general
interest rates fall and decrease when general interest
rates rise. Securities subject to prepayment risk,
including the mortgage-related securities that the Fund
buys, have greater potential for losses when interest rates
rise than other types of debt securities.

      The impact of prepayments on the price of a security
may be difficult to predict and may increase the volatility
of the price. Interest-only and principal-only "stripped"
securities can be particularly volatile when interest rates
change. If the Fund buys mortgage-related securities at a
premium, accelerated prepayments on those securities could
cause the Fund to lose a portion of its principal
investment represented by the premium the Fund paid.

      If prepayments of mortgages underlying a CMO occur
faster than expected when interest rates fall, the market
value and yield of the CMO could be reduced.  If interest
rates rise rapidly, prepayments may occur at slower rates
than expected, which could have the effect of lengthening
the expected maturity of a short- or medium-term security.
That could cause its value to fluctuate more widely in
response to changes in interest rates. In turn, this could
cause the value of the Fund's shares to fall more.

RISKS OF DERIVATIVE INVESTMENTS. In general terms, a
derivative investment is an investment contract whose value
depends on (or is derived from) the value of an underlying
asset, interest rate or index. Options, futures, structured
notes and mortgage-related securities are some of the
derivatives the Fund typically uses.

      If the issuer of the derivative does not pay the
amount due, the Fund can lose money on the investment.
Also, the underlying security or investment on which the
derivative is based, and the derivative itself, might not
perform the way the Manager expected it to perform. If that
happens, the Fund's share prices could fall, and the Fund
could get less income than expected, or its hedge might be
unsuccessful. Some derivatives may be illiquid, making it
difficult to value or sell them at an acceptable price.
Using derivatives can increase the volatility of the Fund's
share prices.

SECTOR ALLOCATION RISKS. In allocating the Fund's
investments among the three principal sectors in which the
Fund invests to seek to take advantage of the lack of
correlation of the performance of these sectors, the
Manager's expectations about the relative performance of
those sectors may be inaccurate, and the Fund's returns
might be less than other funds using similar strategies.

HOW RISKY IS THE FUND OVERALL? The risks described above
collectively form the overall risk profile of the Fund and
can affect the value of the Fund's investments, its
investment performance and its prices per share. Particular
investments and investment strategies also have risks.
These risks mean that you can lose money by investing in
the Fund. When you redeem your shares, they may be worth
more or less than what you paid for them. There is no
assurance that the Fund will achieve its investment
objective.

      In the short term, the values of debt securities can
fluctuate substantially because of interest rate changes.
Prices of foreign debt securities, particularly in emerging
markets, and of high-yield securities can be volatile, and
the prices of the Fund's shares and its income can go up
and down substantially because of events affecting foreign
markets or issuers or events affecting the high-yield
market. In the OppenheimerFunds spectrum, the Fund is
generally more aggressive and has more risks than funds
that focus on U. S. government securities and
investment-grade bonds, but its sector diversification
strategy may help make it less volatile than funds that
focus solely on investments in high-yield bonds or a single
foreign sector, such as emerging markets.

The Fund's Past Performance

The bar chart and table below show one measure of the risks
of investing in the Fund, by showing changes in the Fund's
performance (for its Class A shares) from year to year for
the last 10 calendar years and by showing how the average
annual total returns of the Fund's shares, both before and
after taxes, compare to those of broad-based market
indices.

The after-tax returns are shown for Class A shares only and
are calculated using the historical highest individual
federal marginal income tax rates in effect during the
periods shown, and do not reflect the impact of state or
local taxes.  The after-tax returns for the other classes
of shares will vary.  In certain cases, the figure
representing "Return After Taxes on Distributions and Sale
of Fund Shares" may be higher than the other return figures
for the same period. A higher after-tax return results when
a capital loss occurs upon redemption and translates into
an assumed tax deduction that benefits the shareholder. The
after-tax returns are calculated based on certain
assumptions mandated by regulation and your actual
after-tax returns may differ from those shown, depending on
your individual tax situation.  The after-tax returns set
forth below are not relevant to investors who hold their
fund shares through tax-deferred arrangements such as
401(k) plans or IRAs or to institutional investors not
subject to tax.  The Fund's past investment performance,
both before and after taxes, is not necessarily an
indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing
annual total returns]

Sales charges and taxes are not included in the
calculations of return in this bar chart, and if those
charges and taxes were included, the returns may be less
than those shown.

For the period from 1/1/02 through 9/30/02, the cumulative
return (not annualized) before taxes for Class A shares was
2.06%.
During the period shown in the bar chart, the highest
return (not annualized) before taxes for a calendar quarter
was 6.41% (1QTR'93) and the lowest return (not annualized)
before taxes for a calendar quarter was -3.41% (3QTR'98)

----------------------------------------------------------------------------------

--------------------------------     1 Year        5 Years (or     10 Years (or
Average Annual Total Returns                     Life of Class,   Life of Class,
for the periods ended December                      if Less)         if Less)
31, 2001
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class A Shares (inception
10/16/89)                            -1.40%           2.93%           6.32%
Return Before Taxes                  -3.76%          -0.41%           2.71%
Return After Taxes on
Distributions                        -0.89%           0.66%           3.25%
Return After Taxes on
Distributions and Sale of Fund
Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index (reflects no deduction          8.44%           7.43%           7.23%1
for fees, expenses or taxes)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Salomon Brothers World
Government Bond Index (reflects      -0.99%           2.16%           5.32%1
no deduction for fees, expenses
or taxes)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class B Shares (inception            -1.96%           2.93%           6.31%
11/30/92)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class C Shares (inception             1.82%           3.17%           5.22%
5/26/95)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class N Shares (inception             N/A 2            N/A             N/A
3/1/01)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Class Y Shares (inception             3.75%           3.06%            N/A
1/26/98)
----------------------------------------------------------------------------------
1     From 12/31/91.
2     Because this is a new class of shares, return data
   for the period specified is not available.
  The Fund's average annual total returns in the table
  include the applicable sales charges: for Class A shares,
  the current maximum initial sales charge of 4.75%; for
  Class B shares, the contingent deferred sales charges of
  5% (1-year) and 2% (5-years); and for Class C shares, the
  1% contingent deferred sales charge for the 1-year
  period.  Because Class B shares convert to Class A shares
  72 months after purchase, Class B "life-of-class"
  performance does not include the contingent deferred
  sales charge and uses Class A performance for the period
  after conversion.  There is no sales charge on Class Y
  shares.  The Fund's returns measure the performance of a
  hypothetical account and assume that all dividends and
  capital gains distributions have been reinvested in
  additional shares.  The performance of the Fund's Class A
  shares is compared to the Lehman Brothers Aggregate Bond
  Index, an unmanaged index of U.S. corporate and
  government bonds, and the Salomon Brothers World
  Government Bond Index, an unmanaged index of debt
  securities of major foreign government bond markets.
  Index performance reflects the reinvestment of income but
  does not consider the effects of transaction costs, fees,
  expenses or taxes.  The Fund may have investments that
  vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand
the fees and expenses you may pay if you buy and hold
shares of the Fund. The Fund pays a variety of expenses
directly for management of its assets, administration,
distribution of its shares and other services. Those
expenses are subtracted from the Fund's assets to calculate
the Fund's net asset values per share. All shareholders
therefore pay those expenses indirectly.  Shareholders pay
other transaction expenses directly, such as sales charges.
The numbers below are based on the Fund's expenses during
its fiscal year ended September 30, 2002.

Shareholder   Fees   (charges   paid   directly   from  your
investment):

--------------------------------------------------------------------------------------
                            Class A     Class B     Class C     Class N     Class Y
                            Shares      Shares      Shares      Shares      Shares
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Maximum Sales Charge         4.75%       None        None        None        None
(Load) on purchases
(as % of offering price)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Maximum Deferred Sales       None1        5%2         1%3         1%4        None
Charge (Load) (as % of
the lower of the
original offering price
or redemption proceeds)
--------------------------------------------------------------------------------------
1.    A  contingent  deferred  sales  charge  may  apply  to
   redemptions   of   investments  of  $1  million  or  more
   ($500,000 for certain  retirement plan accounts) of Class
   A  shares.  See  "How  Can You Buy  Class A  Shares"  for
   details.
2.    Applies to redemptions  in first year after  purchase.
   The contingent  deferred  sales charge  declines to 1% in
   the sixth year and is eliminated after that.
3.    Applies  to  shares   redeemed  within  12  months  of
   purchase.
4.     Applies to shares redeemed within 18 months of
retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------------
                            Class A     Class B    Class C      Class N   Class Y
                             Shares     Shares     Shares       Shares    Shares
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Management Fees               0.53%      0.53%       0.53%       0.53%       0.53%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Distribution         and/or   0.25%      1.00%       1.00%       0.50%       None
Service (12b-1) Fees
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Other Expenses                0.23%      0.22%       0.22%       0.19%       1.21%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Annual Operating        1.01%      1.75%       1.75%       1.22%       1.74%
Expenses
--------------------------------------------------------------------------------------
Expenses may vary in future years. "Other expenses" include
transfer agent fees, custodial fees, and accounting and
legal expenses that the Fund pays.  The Transfer Agent has
voluntarily undertaken to the Fund to limit the transfer
agent fees to 0.25% of average daily net assets per fiscal
year for Class Y shares and 0.35% of average daily net
assets per fiscal year for all other classes. That
undertaking for Class Y shares was effective January 1,
2001 through October 31, 2002 and all undertakings may be
amended or withdrawn at any time. After the waiver, the
actual "Other Expenses" and "Total Annual Operating
Expenses" as percentages of average daily net assets were
0.37% and 0.90%, respectively, for Class Y shares.  For the
Fund's fiscal year ended September 30, 2002, the transfer
agent fees did not exceed the expense limitation described
above for the other classes of shares.
Effective November 1, 2002, the limit on transfer agent
fees for Class Y shares increased to 0.35% of average daily
net assets per fiscal year. Had that limit been in effect
during the Fund's prior fiscal year, the Class Y "Other
Expenses" and "Total Annual Operating Expenses" as
percentages of average daily net assets would have been
0.47% and 1.00%, respectively.

Examples.  The following examples are intended to help you
compare the cost of investing in the Fund with the cost of
investing in other mutual funds. The examples assume that
you invest $10,000 in a class of shares of the Fund for the
time periods indicated and reinvest your dividends and
distributions.

      The first example assumes that you redeem all of your
shares at the end of those periods. The second example
assumes that you keep your shares. Both examples also
assume that your investment has a 5% return each year and
that the class's operating expenses remain the same. Your
actual costs may be higher or lower because expenses will
vary over time. Based on these assumptions your expenses
would be as follows:

---------------------------------------------------------------------------------
If shares are redeemed:      1 Year        3 Years       5 Years      10 Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares                $573          $781         $1,006        $1,653
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares                $678          $851         $1,149       $1,6881
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares                $278          $551          $949         $2,062
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Shares                $224          $387          $670         $1,477
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y Shares                $177          $548          $944         $2,052
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
   If shares are not         1 Year        3 Years       5 Years      10 Years
       redeemed:
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares                $573          $781         $1,006        $1,653
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares                $178          $551          $949        $1,6881
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares                $178          $551          $949         $2,062
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Shares                $124          $387          $670         $1,477
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y Shares                $177          $548          $944         $2,052
---------------------------------------------------------------------------------
In the first example, expenses include the initial sales
charge for Class A and the applicable Class B, Class C or
Class N contingent deferred sales charges. In the second
example, the Class A expenses include the sales charge, but
Class B, Class C and Class N expenses do not include the
contingent deferred sales charges.
1 Class B expenses for years 7 through 10 are based on
Class A expenses, because Class B shares automatically
convert to Class A shares after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of
the Fund's portfolio among different investments will vary
over time based upon the Manager's evaluation of economic
and market trends. The Fund's portfolio might not always
include all of the different types of investments described
below. At times the Fund might increase the relative
emphasis of its investments in one or two sectors because
of the Manager's belief that there are greater
opportunities for high current income from debt securities
of issuers in those sectors relative to other sectors. The
Statement of Additional Information contains more detailed
information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully
researching securities before they are purchased, and in
some cases by using hedging techniques. The Fund attempts
to reduce its exposure to market risks by diversifying its
investments, that is, by not holding a substantial amount
of securities of any one issuer and by not investing too
great a percentage of the Fund's assets in any one
company.  Also, the Fund does not concentrate 25% or more
of its total assets in investments in the securities of any
one foreign government or in securities of companies in any
one industry. However, changes in the overall market prices
of securities and the income they pay can occur at any
time. The Fund's share prices and yields will change daily
based on changes in market prices of securities and market
conditions and in response to other economic events.

      The Fund can invest in different types of debt
securities, as described above. The debt securities the
Fund buys may be rated by nationally-recognized rating
organizations or they may be unrated securities assigned an
equivalent rating by the Manager. The Fund can buy
investment-grade securities, although it normally invests a
substantial part of its assets in debt securities below
investment-grade, and can do so without limit.

U.S. Government Securities. The Fund normally invests some
      of its assets in securities issued or guaranteed by
      the U.S. Treasury or other government agencies or
      federally-chartered corporate entities referred to as
      "instrumentalities." These are referred to as "U.S.
      government securities" in this Prospectus.

U.S. Treasury Obligations. These include Treasury bills
      (having maturities of one year or less when issued),
      Treasury notes (having maturities of more than one
      and up to ten years when issued), and Treasury bonds
      (having maturities of more than ten years when
      issued). Treasury securities are backed by the full
      faith and credit of the United States as to timely
      payments of interest and repayments of principal. The
      Fund can buy U. S. Treasury securities that have been
      "stripped" of their coupons by a Federal Reserve
      Bank, and zero-coupon U.S. Treasury securities
      described below.

o     Obligations of U.S. Government Agencies or
      Instrumentalities. These include direct obligations
      and mortgage-related securities that have different
      levels of credit support from the U.S. government.
      Some are supported by the full faith and credit of
      the U.S. government, such as Government National
      Mortgage Association pass-through mortgage
      certificates (called "Ginnie Maes"). Some are
      supported by the right of the issuer to borrow from
      the U.S. Treasury under certain circumstances, such
      as Federal National Mortgage Association bonds
      ("Fannie Maes"). Others are supported only by the
      credit of the entity that issued them, such as
      Federal Home Loan Mortgage Corporation obligations
      ("Freddie Macs").

o     Mortgage-Related U.S. Government Securities. Pools of
      residential or commercial mortgages, in the form of
      CMOs and other "pass-through" mortgage securities
      that are U.S. government securities, have collateral
      to secure payment of interest and principal.
        They may be issued in different series each having
   different interest rates and maturities.

      The collateral is either in the form of mortgage
      pass-through certificates issued or guaranteed by a
      U.S. agency or instrumentality or mortgage loans
      insured by a U.S. government agency or
      instrumentality.

      The Fund may enter into "forward  roll" (also referred
      to  as  "mortgage  dollar  rolls")  transactions  with
      respect to mortgage-related  securities.  In this type
      of  transaction,  the  Fund  sells a  mortgage-related
      security  to a  buyer  and  simultaneously  agrees  to
      repurchase  a similar  security  at a later  date at a
      set price.

      During the period  between the sale and the  purchase,
      the Fund will not be entitled to receive  interest and
      principal  payments on the  securities  that have been
      sold.  It is  possible  that the  market  value of the
      securities  the Fund sells may decline below the price
      at  which  the  Fund  is   obligated   to   repurchase
      securities,  or that the counterparty might default in
      its obligation.

High-Yield, Lower-Grade Debt Securities. The Fund can
      purchase a variety of lower-grade, high-yield debt
      securities of U.S. and foreign issuers, including
      bonds, debentures, notes, preferred stocks, loan
      participation interests, structured notes,
      asset-backed securities, among others, to seek high
      current income. These securities are sometimes called
      "junk bonds."

      Lower-grade debt securities are rated below "Baa" by
      Moody's Investors Service, Inc. ("Moody's") or lower
      than "BBB" by Standard & Poor's Rating Service
      ("S&P") or have comparable ratings by other
      nationally-recognized rating organizations. The Fund
      can invest in securities rated as low as "C" or "D"
      or which are in default at the time the Fund buys
      them. While securities rated "Baa" by Moody's or
      "BBB" by S&P are considered "investment grade," they
      have some speculative characteristics.

      The Manager does not rely solely on ratings issued by
      rating organizations when selecting investments for
      the Fund, and it can buy unrated securities. The
      Manager may assign a rating to an unrated security
      that the Manager believes is equivalent to that of a
      rated security that offers comparable yields and
      risks.

Private-Issuer Mortgage-Backed Securities. CMOs and other
      mortgage-related securities issued by private issuers
      are not U.S. government securities, and are subject
      to greater credit risks than mortgage-related
      securities that are U.S. government securities. The
      Fund can invest in mortgage-backed securities issued
      by private issuers. Primarily these include
      multi-class debt or pass-through certificates secured
      by mortgage loans. They may be issued by banks,
      savings and loans, mortgage bankers and other
      non-governmental issuers. Private issuer
      mortgage-backed securities are subject to the credit
      risks of the issuers (as well as interest rate risks
      and prepayment risks), although in some cases they
      may be supported by insurance or guarantees.

Asset-Backed Securities. The Fund can buy asset-backed
      securities, which are fractional interests in pools
      of loans collateralized by the loans or other assets
      or receivables. They are issued by trusts and special
      purpose corporations that pass the income from the
      underlying pool to the buyer of the interest. These
      securities are subject to the risk of default by the
      issuer as well as by the borrowers of the underlying
      loans in the pool, as well as interest rate and
      prepayment risks.

Foreign Securities.  The Fund can buy a variety of debt
      securities issued by foreign governments and
      companies, as well as "supra-national" entities, such
      as the World Bank. They can include bonds,
      debentures, and notes, including derivative
      investments called "structured" notes, described
      below. The Fund's foreign debt investments can be
      denominated in U.S. dollars or in foreign currencies.
      The Fund will buy foreign currency only in connection
      with the purchase and sale of foreign securities and
      not for speculation.

o     Investments in Emerging and Developing Markets. The
      Fund can buy "Brady Bonds," which are U.S.
      dollar-denominated debt securities collateralized by
      zero-coupon U.S. Treasury securities. They are
      typically issued by emerging markets countries and
      are considered speculative securities with higher
      risks of default.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?
The Fund's Board of Trustees can change non-fundamental
investment policies without shareholder approval, although
significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without
the approval of a majority of the Fund's outstanding voting
shares. The Fund's investment objective is a fundamental
policy. Other investment restrictions that are fundamental
policies are listed in the Statement of Additional
Information. An investment policy is not fundamental unless
this Prospectus or the Statement of Additional Information
says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the
Fund can use the investment techniques and strategies
described below. The Fund might not always use all of them.
These techniques have risks, although some are designed to
help reduce overall investment or market risks. The Fund
can invest in common and preferred stocks and other equity
securities such as warrants and rights of foreign and U.S.
companies. However, the Fund does not anticipate having a
substantial percentage of its assets invested in those
types of securities as part of its normal portfolio
strategies.

Zero-Coupon and "Stripped" Securities.  The Fund can buy
      government and corporate zero-coupon bonds that pay
      no interest. They are issued at a substantial
      discount from their face value. The Fund can invest
      up to 50% of its total assets in zero-coupon
      securities issued by either the U.S. government or
      U.S. companies.  The Fund also can buy "stripped"
      securities that are the separate income or principal
      components of a debt security. Some CMOs or other
      mortgage-related securities may be stripped, with
      each component having a different proportion of
      principal or interest payments. One class might
      receive all the interest and the other all the
      principal payments.

      Zero-coupon and stripped securities are subject to
      greater fluctuations in price from interest rate
      changes than interest-bearing securities. The Fund
      may have to pay out the imputed income on zero-coupon
      securities without receiving the actual cash
      currently.
      The values of interest-only and principal-only
      mortgage-related securities are also very sensitive
      to prepayments of underlying mortgages and changes in
      interest rates. When prepayments tend to fall, the
      timing of the cash flows to these securities
      increases, making them more sensitive to changes in
      interest rates. The market for some of these
      securities may be limited, making it difficult for
      the Fund to dispose of its holdings quickly at an
      acceptable price.

Participation Interests in Loans. These securities
      represent an undivided fractional interest in a loan
      obligation of a borrower. They are typically
      purchased from banks or dealers that have made the
      loan or are members of the loan syndicate. The loans
      may be to foreign or U.S. companies. They are subject
      to the risk of default by the borrower as well as
      credit risks of the servicing agent of the
      participation interest, which can cause the Fund to
      lose money on its investment. The Fund can also buy
      interests in trusts and other entities that hold loan
      obligations. In that case the Fund will be subject to
      the trust's credit risks. The Fund does not invest
      more than 5% of its net assets in participation
      interests of any one borrower.

Illiquid and Restricted Securities.  Investments may be
      illiquid because they do not have an active trading
      market, making it difficult to value them or dispose
      of them promptly at an acceptable price. A restricted
      security may have a contractual restriction on its
      resale or cannot be sold publicly until it is
      registered under the Securities Act of 1933. The Fund
      will not invest more than 10% of its net assets in
      illiquid or restricted securities (the Fund's Board
      of Trustees can increase that limit to 15%).  Certain
      restricted securities that are eligible for resale to
      qualified institutional purchasers may not be subject
      to that limit. The Manager monitors holdings of
      illiquid securities on an ongoing basis to determine
      whether to sell any holdings to maintain adequate
      liquidity.

Derivative Investments. The Fund can invest in a number of
      different kinds of "derivative investments."
      Options, futures contracts, structured notes,
      mortgage-related securities and forward contracts are
      examples of "derivative investments" the Fund uses.
      In addition to using derivatives to hedge risks, the
      Fund can use other derivative investments because
      they offer the potential for increased income.
      Interest rate and stock market changes in the U.S.
      and abroad may influence the performance of
      derivatives.

o     "Structured" Notes. The Fund can buy "structured"
      notes, which are specially-designed debt investments
      with principal payments or interest payments that are
      linked to the value of an index (such as a currency
      or securities index) or commodity.

      The terms of the instrument may be "structured" by
      the purchaser (the Fund) and the borrower issuing the
      note.

      The values of these notes will fall or rise in
      response to the changes in the values of the
      underlying security or index. They are subject to
      both credit and interest rate risks. Therefore the
      Fund could receive more or less than it originally
      invested when a note matures, or it might receive
      less interest than the stated coupon payment if the
      underlying investment or index does not perform as
      anticipated. The prices of these notes may be very
      volatile and they may have a limited trading market,
      making it difficult for the Fund to value them or to
      sell its investment quickly at an acceptable price.
o     Hedging.  The Fund can buy and sell futures
      contracts, put and call options, and forward
      contracts.  These are all referred to as "hedging
      instruments." The Fund is not required to use hedging
      instruments to seek its objective. The Fund does not
      use hedging instruments for speculative purposes and
      has limits on its use of them.

      The Fund could buy and sell options, futures and
      forward contracts for a number of purposes. It might
      do so to try to hedge against falling prices of its
      portfolio securities or to establish a position in
      the securities market as a temporary substitute for
      purchasing individual securities.  It might do so to
      try to manage its exposure to changing interest
      rates.  Forward contracts and currency options can be
      used to try to manage foreign currency risks on the
      Fund's foreign investments. The Fund could write
      covered call options to seek cash for liquidity
      purposes or to distribute to shareholders.

      Hedging has risks. Options trading involves the
      payment of premiums and increases portfolio
      turnover.  If a covered call written by the Fund is
      exercised on an investment that has increased in
      value, the Fund will be required to sell the
      investment at the call price and will not be able to
      realize any profit if the investment has increased in
      value above the call price.  In writing a put, there
      is a risk that the Fund may be required to buy the
      underlying security at a disadvantageous price.  If
      the Manager used a hedging instrument at the wrong
      time or judged market conditions incorrectly, the
      strategy could reduce the Fund's return. The Fund
      could also experience losses if it could not close
      out a position because of an illiquid market.

"When-Issued" and "Delayed-Delivery"  Transactions. The Fund
      can purchase  securities on a "when-issued"  basis and
      may    purchase    or    sell    securities    on    a
      "delayed-delivery"   basis.   These   terms  refer  to
      securities  that  have  been  created  and for which a
      market  exists,   but  which  are  not  available  for
      immediate  delivery.  There might be a risk of loss to
      the Fund if the value of the security  declines  prior
      to the settlement date.

Portfolio Turnover. The Fund may use short-term trading to
      try to achieve its objective.  Portfolio turnover
      affects brokerage and transaction costs the Fund
      pays, however, most of the Fund's portfolio
      transactions are principal trades that do not entail
      brokerage fees. If the Fund realizes capital gains
      when it sells its portfolio investments, it must
      generally pay those gains out to shareholders,
      increasing their taxable distributions. The Financial
      Highlights table at the end of this Prospectus shows
      the Fund's portfolio turnover rates during recent
      fiscal years.

Temporary Defensive and Interim Investments. In times of
      unstable adverse market or economic conditions, the
      Fund can invest up to 100% of its assets in temporary
      investments that are inconsistent with the Fund's
      principal investment strategies. Generally they would
      be U.S. government securities, highly-rated
      commercial paper, bank deposits or repurchase
      agreements. The Fund may also hold these types of
      securities pending the investment of proceeds from
      the sale of Fund shares or portfolio securities or to
      meet anticipated redemptions of Fund shares. To the
      extent the Fund invests defensively in these
      securities, it may not achieve its investment
      objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and
handles its day-to-day business.  The Manager carries out
its duties, subject to the policies established by the
Fund's Board of Trustees, under an investment advisory
agreement that states the Manager's responsibilities.  The
agreement sets the fees the Fund pays to the Manager and
describes the expenses that the Fund is responsible to pay
to conduct its business.

      The Manager has been an investment advisor since
January 1960. The Manager and its subsidiaries and
controlled affiliates managed more than $120 billion in
assets as of September 30, 2002, including other
Oppenheimer funds with more than 7 million shareholder
accounts.  The Manager is located at 498 Seventh Avenue,
New York, New York 10018.

Portfolio Managers.  The portfolio managers of the Fund are
      Arthur P. Steinmetz and David P. Negri, who have been
      the persons principally responsible for the
      day-to-day management of the Fund's portfolio since
      the Fund's inception in October 1989. They are Vice
      Presidents of the Fund and Senior Vice Presidents of
      the Manager.  They each serve as officers and
      portfolio managers for other Oppenheimer funds.

Advisory Fees.  Under the investment advisory agreement,
      the Fund pays the Manager an advisory fee at an
      annual rate that declines on additional assets as the
      Fund grows: 0.75% of the first $200 million of
      average annual net assets of the Fund, 0.72% of the
      next $200 million, 0.69% of the next $200 million,
      0.66% of the next $200 million, 0.60% of the next
      $200 million, and 0.50% of average annual net assets
      in excess of $1 billion.  The Fund's management fee
      for its last fiscal year ended September 30, 2002,
      was 0.53% of average annual net assets for each class
      of shares.

about your account

How to Buy Shares

You can buy shares several ways, as described below. The
Fund's Distributor, OppenheimerFunds Distributor, Inc., may
appoint servicing agents to accept purchase (and
redemption) orders. The Distributor, in its sole
discretion, may reject any purchase order for the Fund's
shares.

Buying Shares Through Your Dealer. You can buy shares
      through any dealer, broker or financial institution
      that has a sales agreement with the Distributor. Your
      dealer will place your order with the Distributor on
      your behalf.
Buying Shares Through the Distributor. Complete an
      OppenheimerFunds New Account Application and return
      it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the
      application, the Distributor will act as your agent
      in buying the shares. However, we recommend that you
      discuss your investment with a financial advisor
      before you make a purchase to be sure that the Fund
      is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased
      through the Distributor may be paid for by Federal
      Funds wire. The minimum investment is $2,500. Before
      sending a wire, call the Distributor's Wire
      Department at 1.800.225.5677 to notify the
      Distributor of the wire and to receive further
      instructions.
o     Buying Shares Through OppenheimerFunds AccountLink.
      With AccountLink, you pay for shares by electronic
      funds transfers from your bank account. Shares are
      purchased for your account by a transfer of money
      from your bank account through the Automated Clearing
      House (ACH) system. You can provide those
      instructions automatically, under an Asset Builder
      Plan, described below, or by telephone instructions
      using OppenheimerFunds PhoneLink, also described
      below. Please refer to "AccountLink," below for more
      details.
o     Buying Shares Through Asset Builder Plans. You may
      purchase shares of the Fund automatically each month
      from your account at a bank or other financial
      institution under an Asset Builder Plan with
      AccountLink. Details are in the Asset Builder
      Application and the Statement of Additional
      Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST?  In most cases,
you can buy Fund shares with a minimum initial investment
of $1,000 and make additional investments at any time with
as little as $50. There are reduced minimums available
under the following special investment plans:
o     If you establish one of the many types of retirement
      plan accounts that OppenheimerFunds offers, more
      fully described below under "Special Investor
      Services," you can start your account with as little
      as $500.
o     By using an Asset Builder Plan or Automatic Exchange
      Plan (details are in the Statement of Additional
      Information), or government allotment plan, you can
      make subsequent investments (after making the initial
      investment of $500) for as little as $50. For any
      type of account established under one of these plans
      prior to November 1, 2002, the minimum additional
      investment will remain $25.
o     The minimum investment requirement does not apply to
      reinvesting dividends from the Fund or other
      Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask
      your dealer or call the Transfer Agent), or
      reinvesting distributions from unit investment trusts
      that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their
offering price which is the net asset value per share plus
any initial sales charge that applies. The offering price
that applies to a purchase order is based on the next
calculation of the net asset value per share that is made
after the Distributor receives the purchase order at its
offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of
      each class of shares as of the close of The New York
      Stock Exchange, on each day the Exchange is open for
      trading (referred to in this Prospectus as a "regular
      business day"). The Exchange normally closes at 4:00
      P.M., Eastern time, but may close earlier on some
      days. All references to time in this Prospectus mean
      "Eastern time."

      The net asset value per share is determined by
      dividing the value of the Fund's net assets
      attributable to a class by the number of shares of
      that class that are outstanding. To determine net
      asset value, the Fund's Board of Trustees has
      established procedures to value the Fund's
      securities, in general, based on market value. The
      Board has adopted special procedures for valuing
      illiquid and restricted securities and obligations
      for which market values cannot be readily obtained.
      Because some foreign securities trade in markets and
      on exchanges that operate on weekends and U.S.
      holidays, the values of some of the Fund's foreign
      investments may change on days when investors cannot
      buy or redeem Fund shares.

      If, after the close of the principal market on which
      a security held by the Fund is traded, and before the
      time the Fund's securities are priced that day, an
      event occurs that the Manager deems likely to cause a
      material change in the value of such security, the
      Fund's Board of Trustees has authorized the Manager,
      subject to the Board's review, to ascertain a fair
      value for such security.  A security's valuation may
      differ depending on the method used for determining
      value.

The Offering Price. To receive the offering price for a
      particular day, in most cases the Distributor or its
      designated agent must receive your order by the time
      The New York Stock Exchange closes that day. If your
      order is received on a day when the Exchange is
      closed or after it has closed, the order will receive
      the next offering price that is determined after your
      order is received.
Buying Through a Dealer. If you buy shares through a
      dealer, your dealer must receive the order by the
      close of The New York Stock Exchange and transmit it
      to the Distributor so that it is received before the
      Distributor's close of business on a regular business
      day (normally 5:00 P.M.) to receive that day's
      offering price, unless your dealer has made
      alternative arrangements with the Distributor.
      Otherwise, the order will receive the next offering
      price that is determined.

------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers
investors five different classes of shares. The different
classes of shares represent investments in the same
portfolio of securities, but the classes are subject to
different expenses and will likely have different share
prices. When you buy shares, be sure to specify the class
of shares. If you do not choose a class, your investment
will be made in Class A shares.
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an
      initial sales charge (on investments up to $1 million
      for regular accounts or lesser amounts for certain
      retirement plans). The amount of that sales charge
      will vary depending on the amount you invest. The
      sales charge rates are listed in "How Can You Buy
      Class A Shares?" below.
------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 6 years of buying them, you will
      normally pay a contingent deferred sales charge. That
      contingent deferred sales charge varies depending on
      how long you own your shares, as described in "How
      Can You Buy Class B Shares?" below.
------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 12 months of buying them, you will
      normally pay a contingent deferred sales charge of
      1.0%, as described in "How Can You Buy Class C
      Shares?" below.
------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only
      through certain retirement plans), you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 18 months of the retirement plan's
      first purchase of Class N shares, you may pay a
      contingent deferred sales charge of 1.0%, as
      described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain
      institutional investors that have special agreements
      with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide
that the Fund is an appropriate investment for you, the
decision as to which class of shares is best suited to your
needs depends on a number of factors that you should
discuss with your financial advisor. Some factors to
consider are how much you plan to invest and how long you
plan to hold your investment. If your goals and objectives
change over time and you plan to purchase additional
shares, you should re-evaluate those factors to see if you
should consider another class of shares. The Fund's
operating costs that apply to a class of shares and the
effect of the different types of sales charges on your
investment will vary your investment results over time.

      The discussion below is not intended to be investment
advice or a recommendation, because each investor's
financial considerations are different. The discussion
below assumes that you will purchase only one class of
shares and not a combination of shares of different
classes. Of course, these examples are based on
approximations of the effects of current sales charges and
expenses projected over time, and do not detail all of the
considerations in selecting a class of shares. You should
analyze your options carefully with your financial advisor
before making that choice.

How Long Do You Expect to Hold Your Investment? While
      future financial needs cannot be predicted with
      certainty, knowing how long you expect to hold your
      investment will assist you in selecting the
      appropriate class of shares. Because of the effect of
      class-based expenses, your choice will also depend on
      how much you plan to invest. For example, the reduced
      sales charges available for larger purchases of Class
      A shares may, over time, offset the effect of paying
      an initial sales charge on your investment, compared
      to the effect over time of higher class-based
      expenses on shares of Class B, Class C or Class N.
      For retirement plans that qualify to purchase Class N
      shares, Class N shares will generally be more
      advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is
      meant to be a long-term investment, if you have a
      relatively short-term investment horizon (that is,
      you plan to hold your shares for not more than six
      years), you should probably consider purchasing Class
      A  or Class C shares rather than Class B shares. That
      is because of the effect of the Class B contingent
      deferred sales charge if you redeem within six years,
      as well as the effect of the Class B asset-based
      sales charge on the investment return for that class
      in the short-term. Class C shares might be the
      appropriate choice (especially for investments of
      less than $100,000), because there is no initial
      sales charge on Class C shares, and the contingent
      deferred sales charge does not apply to amounts you
      sell after holding them one year.

      However, if you plan to invest more than $100,000 for
      the shorter term, then as your investment horizon
      increases toward six years, Class C shares might not
      be as advantageous as Class A shares. That is because
      the annual asset-based sales charge on Class C shares
      will have a greater impact on your account over the
      longer term than the reduced front-end sales charge
      available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1
      million or more, in most cases Class A shares will be
      the most advantageous choice, no matter how long you
      intend to hold your shares. For that reason, the
      Distributor normally will not accept purchase orders
      of $500,000 or more of Class B shares or $1 million
      or more of Class C shares from a single investor.

o     Investing  for the Longer Term.  If you are  investing
      less than  $100,000 for the  longer-term,  for example
      for  retirement,  and do not expect to need  access to
      your  money  for seven  years or more,  Class B shares
      may be appropriate.

Are There  Differences  in Account  Features  That Matter to
      You?  Some  account  features  may not be available to
      Class  B,  Class  C and  Class N  shareholders.  Other
      features may not be  advisable  (because of the effect
      of the contingent  deferred sales charge) for Class B,
      Class  C and  Class  N  shareholders.  Therefore,  you
      should  carefully  review  how you  plan  to use  your
      investment  account  before  deciding  which  class of
      shares to buy.

      Additionally, the dividends payable to Class B, Class
      C and Class N shareholders will be reduced by the
      additional expenses borne by those classes that are
      not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge
      described below and in the Statement of Additional
      Information. Share certificates are only available
      for Class A shares. If you are considering using your
      shares as collateral for a loan, that may be a factor
      to consider.  Also, checkwriting is not available on
      accounts subject to a contingent deferred sales
      charge.

How Do Share Classes Affect Payments to Your Broker? A
      financial advisor may receive different compensation
      for selling one class of shares than for selling
      another class. It is important to remember that Class
      B, Class C and Class N contingent deferred sales
      charges and asset-based sales charges have the same
      purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for
      concessions and expenses it pays to dealers and
      financial institutions for selling shares. The
      Distributor may pay additional compensation from its
      own resources to securities dealers or financial
      institutions based upon the value of shares of the
      Fund owned by the dealer or financial institution for
      its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C
to the Statement of Additional Information details the
conditions for the waiver of sales charges that apply in
certain cases, and the special sales charge rates that
apply to purchases of shares of the Fund by certain groups,
or under specified retirement plan arrangements or in other
special types of transactions. To receive a waiver or
special sales charge rate, you must advise the Distributor
when purchasing shares or the Transfer Agent when redeeming
shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at
their offering price, which is normally net asset value
plus an initial sales charge. However, in some cases,
described below, purchases are not subject to an initial
sales charge, and the offering price will be the net asset
value. In other cases, reduced sales charges may be
available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your
account.

      The sales charge varies depending on the amount of
your purchase. A portion of the sales charge may be
retained by the Distributor or allocated to your dealer as
a concession. The Distributor reserves the right to reallow
the entire concession to dealers. The current sales charge
rates and concessions paid to dealers and brokers are as
follows:

 ------------------------------------------------------------------------------
                          Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
 Amount of Purchase       Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%             4.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%             3.75%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%             2.75%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible
      to buy Class A shares at reduced sales charge rates
      under the Fund's "Right of Accumulation" or a Letter
      of Intent, as described in "Reduced Sales Charges" in
      the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no
      initial sales charge on purchases of Class A shares
      of any one or more of the Oppenheimer funds
      aggregating $1 million or more, or for certain
      purchases by particular types of retirement plans
      that were permitted to purchase such shares prior to
      March 1, 2001 ("grandfathered retirement accounts").
      Retirement plans are not permitted to make initial
      purchases of Class A shares subject to a contingent
      deferred sales charge. The Distributor pays dealers
      of record concessions in an amount equal to 1.0% of
      purchases of $1 million or more other than by
      grandfathered retirement accounts. For grandfathered
      retirement accounts, the concession is 0.75% of the
      first $2.5 million of purchases plus 0.25% of
      purchases in excess of $2.5 million. In either case,
      the concession will not be paid on purchases of
      shares by exchange or that were previously subject to
      a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month
      "holding period" measured from the beginning of the
      calendar month of their purchase, a contingent
      deferred sales charge (called the "Class A contingent
      deferred sales charge") may be deducted from the
      redemption proceeds. That sales charge will be equal
      to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares
      at the time of redemption (excluding shares purchased
      by reinvestment of dividends or capital gain
      distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not
      exceed the aggregate amount of the concessions the
      Distributor paid to your dealer on all purchases of
      Class A shares of all Oppenheimer funds you made that
      were subject to the Class A contingent deferred sales
      charge.

Purchases by Certain Retirement Plans. There is no initial
      sales charge on purchases of Class A shares of any
      one or more Oppenheimer funds by retirement plans
      that have $10 million or more in plan assets and that
      have entered into a special agreement with the
      Distributor and by retirement plans which are part of
      a retirement plan product or platform offered by
      certain banks, broker-dealers, financial advisors,
      insurance companies or recordkeepers which have
      entered into a special agreement with the
      Distributor. The Distributor currently pays dealers
      of record concessions in an amount equal to 0.25% of
      the purchase price of Class A shares by those
      retirement plans from its own resources at the time
      of sale, subject to certain exceptions as described
      in the Statement of Additional Information. There is
      no contingent deferred sales charge upon the
      redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at
net asset value per share without an initial sales charge.
However, if Class B shares are redeemed within six years
from the beginning of the calendar month of their purchase,
a contingent deferred sales charge will be deducted from
the redemption proceeds. The Class B contingent deferred
sales charge is paid to compensate the Distributor for its
expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge
will depend on the number of years since you invested and
the dollar amount being redeemed, according to the
following schedule for the Class B contingent deferred
sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
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0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
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3 - 4                                   3.0%
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4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
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More than 6                             None
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      In the  table,  a  "year"  is a  12-month  period.  In
applying  the   contingent   deferred   sales  charge,   all
purchases  are  considered  to have  been  made on the first regular  business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares
      automatically convert to Class A shares 72 months
      after you purchase them. This conversion feature
      relieves Class B shareholders of the asset-based
      sales charge that applies to Class B shares under the
      Class B Distribution and Service Plan, described
      below. The conversion is based on the relative net
      asset value of the two classes, and no sales load or
      other charge is imposed. When any Class B shares that
      you hold convert, any other Class B shares that were
      acquired by reinvesting dividends and distributions
      on the converted shares will also convert to Class A
      shares. For further information on the conversion
      feature and its tax implications, see "Class B
      Conversion" in the Statement of Additional
      Information.

How Can you Buy Class C Shares? Class C shares are sold at
net asset value per share without an initial sales charge.
However, if Class C shares are redeemed within a holding
period of 12 months from the beginning of the calendar
month of their purchase, a contingent deferred sales charge
of 1.0% will be deducted from the redemption proceeds. The
Class C contingent deferred sales charge is paid to
compensate the Distributor for its expenses of providing
distribution-related services to the Fund in connection
with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered
for sale to retirement plans (including IRAs and 403(b)
plans) that purchase $500,000 or more of Class N shares of
one or more Oppenheimer funds or to group retirement plans
(which do not include IRAs and 403(b) plans) that have
assets of $500,000 or more or 100 or more eligible
participants. See "Availability of Class N shares" in the
Statement of Additional Information for other circumstances
where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be
imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N
      shares of all Oppenheimer funds are terminated as an
      investment option of the plan and Class N shares are
      redeemed within 18 months after the plan's first
      purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares
      are redeemed within 18 months of the plan's first
      purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose
charges on plan participant accounts. The procedures for
buying, selling, exchanging and transferring the Fund's
other classes of shares (other than the time those orders
must be received by the Distributor or Transfer Agent in
Colorado) and the special account features applicable to
purchasers of those other classes of shares described
elsewhere in this Prospectus do not apply to Class N shares
offered through a group retirement plan. Instructions for
buying, selling, exchanging or transferring Class N shares
offered through a group retirement plan must be submitted
by the plan, not by plan participants for whose benefit the
shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net
asset value per share without a sales charge directly to
institutional investors that have special agreements with
the Distributor for this purpose. They may include
insurance companies, registered investment companies and
employee benefit plans. Individual investors cannot buy
Class Y shares directly.

      An institutional investor that buys Class Y shares
for its customers' accounts may impose charges on those
accounts. The procedures for buying, selling, exchanging
and transferring the Fund's other classes of shares (other
than the time those orders must be received by the
Distributor or Transfer Agent at their Colorado office) and
the special account features available to investors buying
those other classes of shares do not apply to Class Y
shares. Instructions for buying, selling, exchanging or
transferring Class Y shares must be submitted by the
institutional investor, not by its customers for whose
benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a
      Service Plan for Class A shares. It reimburses the
      Distributor for a portion of its costs incurred for
      services provided to accounts that hold Class A
      shares. Reimbursement is made quarterly at an annual
      rate of up to 0.25% of the average annual net assets
      of Class A shares of the Fund. The Distributor
      currently uses all of those fees to pay dealers,
      brokers, banks and other financial institutions
      quarterly for providing personal service and
      maintenance of accounts of their customers that hold
      Class A shares. With respect to Class A shares
      subject to a Class A contingent deferred sales charge
      purchased by grandfathered retirement accounts, the
      Distributor pays the 0.25% service fee to dealers in
      advance for the first year after the shares are sold
      by the dealer. After the shares have been held for a
      year, the Distributor pays the service fee to dealers
      on a quarterly basis.

Distribution and Service Plans for Class B, Class C and
      Class N Shares. The Fund has adopted Distribution and
      Service Plans for Class B, Class C and Class N shares
      to pay the Distributor for its services and costs in
      distributing Class B, Class C and Class N shares and
      servicing accounts. Under the plans, the Fund pays
      the Distributor an annual asset-based sales charge of
      0.75% on Class B and Class C shares and 0.25% on
      Class N shares. The Distributor also receives a
      service fee of 0.25% per year under the Class B,
      Class C  and Class N plans.

      The asset-based sales charge and service fees
      increase Class B and Class C expenses by 1.0% and
      increase Class N expenses by 0.50% of the net assets
      per year of the respective class. Because these fees
      are paid out of the Fund's assets on an on-going
      basis, over time these fees will increase the cost of
      your investment and may cost you more than other
      types of sales charges.

      The Distributor uses the service fees to compensate
      dealers for providing personal services for accounts
      that hold Class B, Class C or Class N shares. The
      Distributor pays the 0.25% service fees to dealers in
      advance for the first year after the shares are sold
      by the dealer. After the shares have been held for a
      year, the Distributor pays the service fees to
      dealers on a quarterly basis. The Distributor retains
      the service fees for accounts for which it renders
      the required personal services.

      The Distributor currently pays a sales concession of
      3.75% of the purchase price of Class B shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class B shares is therefore 4.00% of
      the purchase price. The Distributor retains the Class
      B asset-based sales charge.  See the Statement of
      Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class C shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class C shares is therefore 1.0% of
      the purchase price. The Distributor pays the
      asset-based sales charge as an ongoing concession to
      the dealer on Class C shares that have been
      outstanding for a year or more. See the Statement of
      Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class N shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class N shares is therefore 1.0% of
      the purchase price. The Distributor retains the
      asset-based sales charge on Class N shares. See the
      Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link
your Fund account with an account at a U.S. bank or other
financial institution. It must be an Automated Clearing
House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by
      telephone (through a service representative or by
      PhoneLink) or automatically under Asset Builder
      Plans, or
    o have the Transfer Agent send redemption proceeds or
      transmit dividends and distributions directly to your
      bank account. Please call the Transfer Agent for more
      information.

      You may purchase shares by telephone only after your
account has been established. To purchase shares in amounts
up to $250,000 through a telephone representative, call the
Distributor at 1.800.225.5677. The purchase payment will be
debited from your bank account.

      AccountLink privileges should be requested on your
Application or your dealer's settlement instructions if you
buy your shares through a dealer. After your account is
established, you can request AccountLink privileges by
sending signature-guaranteed instructions and proper
documentation to the Transfer Agent. AccountLink privileges
will apply to each shareholder listed in the registration
on your account as well as to your dealer representative of
record unless and until the Transfer Agent receives written
instructions terminating or changing those privileges.
After you establish AccountLink for your account, any
change of bank account information must be made by
signature-guaranteed instructions to the Transfer Agent
signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated
telephone system that enables shareholders to perform a
number of account transactions automatically using a
touch-tone phone. PhoneLink may be used on
already-established Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to
      $100,000 by phone, by calling 1.800.225.5677. You
      must have established AccountLink privileges to link
      your bank account with the Fund to pay for these
      purchases.
Exchanging Shares. With the OppenheimerFunds Exchange
      Privilege, described below, you can exchange shares
      automatically by phone from your Fund account to
      another OppenheimerFunds account you have already
      established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone
      automatically by calling the PhoneLink number and the
      Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to
      Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send
requests for certain types of account transactions to the
Transfer Agent by fax (telecopier). Please call
1.800.225.5677 for information about which transactions may
be handled this way. Transaction requests submitted by fax
are subject to the same rules and restrictions as written
and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain
information about the Fund, as well as your account
balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed
in the account registration (and the dealer of record) may
request certain account transactions through a special
section of that website. To perform account transactions or
obtain account information online, you must first obtain a
user I.D. and password on that website. If you do not want
to have Internet account transaction capability for your
account, please call the Transfer Agent at 1.800.225.5677.
At times, the website may be inaccessible or its
transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has
several plans that enable you to sell shares automatically
or exchange them to another OppenheimerFunds account on a
regular basis. Please call the Transfer Agent or consult
the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE If you redeem some or all of your
Class A or Class B shares of the Fund, you have up to six
months to reinvest all or part of the redemption proceeds
in Class A shares of the Fund or other Oppenheimer funds
without paying a sales charge. This privilege applies only
to Class A shares that you purchased subject to an initial
sales charge and to Class A or Class B shares on which you
paid a contingent deferred sales charge when you redeemed
them. This privilege does not apply to Class C, Class N or
Class Y shares. You must be sure to ask the Distributor for
this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your
retirement plan account. If you participate in a plan
sponsored by your employer, the plan trustee or
administrator must buy the shares for your plan account.
The Distributor also offers a number of different
retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include
      regular IRAs, Roth IRAs, SIMPLE IRAs and rollover
      IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs
      for small business owners or self-employed
      individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for
      employees of eligible tax-exempt organizations, such
      as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for
      businesses.
Pension and Profit-Sharing Plans. These plans are designed
      for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds
retirement plan documents, which include applications and
important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any
regular business day. Your shares will be sold at the next
net asset value calculated after your order is received in
proper form (which means that it must comply with the
procedures described below) and is accepted by the Transfer
Agent. The Fund lets you sell your shares by writing a
letter, by wire, by using the Fund's checkwriting
privilege, or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis. If
you have questions about any of these procedures, and
especially if you are redeeming shares in a special
situation, such as due to the death of the owner or from a
retirement plan account, please call the Transfer Agent
first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect
      you and the Fund from fraud, the following redemption
      requests must be in writing and must include a
      signature guarantee (although there may be other
      situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a
      check
   o  The redemption check is not payable to all
      shareholders listed on the account statement
   o  The redemption check is not sent to the address of
      record on your account statement
   o  Shares are being transferred to a Fund account with a
      different owner or name
   o  Shares are being redeemed by someone (such as an
      Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer
      Agent will accept a guarantee of your signature by a
      number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings
      association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities,
      municipal securities or government securities, or
o     a U.S. national securities exchange, a registered
      securities association or a clearing agency.
      If you are signing on behalf of a corporation,
      partnership or other business or as a fiduciary, you
      must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to
      sell shares in an OppenheimerFunds retirement plan
      account. Call the Transfer Agent for a distribution
      request form. Special income tax withholding
      requirements apply to distributions from retirement
      plans. You must submit a withholding form with your
      redemption request to avoid delay in getting your
      money and if you do not want tax withheld. If your
      employer holds your retirement plan account for you
      in the name of the plan, you must ask the plan
      trustee or administrator to request the sale of the
      Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund
      normally sends your money by check, you can arrange
      to have the proceeds of shares you sell sent by
      Federal Funds wire to a bank account you designate.
      It must be a commercial bank that is a member of the
      Federal Reserve wire system. The minimum redemption
      you can have sent by wire is $2,500. There is a $10
      fee for each request. To find out how to set up this
      feature on your account or to arrange a wire, call
      the Transfer Agent at 1.800.225.5677.

Checkwriting. To write checks against your Fund account,
request that privilege on your account application, or
contact the Transfer Agent for signature cards. They must
be signed (with a signature guarantee) by all owners of the
account and returned to the Transfer Agent so that checks
can be sent to you to use. Shareholders with joint accounts
can elect in writing to have checks paid over the signature
of one owner. If you previously signed a signature card to
establish checkwriting in another Oppenheimer fund, simply
call 1.800.225.5677 to request checkwriting for an account
in this Fund with the same registration as the other
account.
o     Checks can be written to the order of whomever you
      wish, but may not be cashed at the bank the checks
      are payable through or the Fund's custodian bank.
o     Checkwriting privileges are not available for
      accounts holding shares that are subject to a
      contingent deferred sales charge.
o     Checks must be written for at least $500. Checks
      written below the stated amount on the check will not
      be accepted.  However, if you have existing checks
      indicating a $100 minimum, you may still use them for
      amounts of $100 or more.
o     Checks cannot be paid if they are written for more
      than your account value. Remember, your shares
      fluctuate in value and you should not write a check
      close to the total account value.
o     You may not write a check that would require the Fund
      to redeem shares that were purchased by check or
      Asset Builder Plan payments within the prior 10 days.
o     Don't use your checks if you changed your Fund
      account number, until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of
instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as
      the account is registered, and
   o  Any special documents requested by the Transfer Agent
      to assure proper authorization of the person asking
      to sell the shares.

Use the following address for            Send courier or express mail
Requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver Colorado 80217                    Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer
representative of record may also sell your shares by
telephone. To receive the redemption price calculated on a
particular regular business day, your call must be received
by the Transfer Agent by the close of The New York Stock
Exchange that day, which is normally 4:00 P.M., but may be
earlier on some days. You may not redeem shares held in an
OppenheimerFunds retirement plan account or under a share
certificate by telephone.
   o  To redeem shares through a service representative or
      automatically on PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent
to the address on the account statement, or, if you have
linked your Fund account to your bank account on
AccountLink, you may have the proceeds sent to that bank
account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be
      redeemed by telephone in any seven-day period. The
      check must be payable to all owners of record of the
      shares and must be sent to the address on the account
      statement. This service is not available within 30
      days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire.
      There are no dollar limits on telephone redemption
      proceeds sent to a bank account designated when you
      establish AccountLink. Normally the ACH transfer to
      your bank is initiated on the business day after the
      redemption. You do not receive dividends on the
      proceeds of the shares you redeemed while they are
      waiting to be transferred.

      If you have requested Federal Funds wire privileges
      for your account, the wire of the redemption proceeds
      will normally be transmitted on the next bank
      business day after the shares are redeemed. There is
      a possibility that the wire may be delayed up to
      seven days to enable the Fund to sell securities to
      pay the redemption proceeds. No dividends are accrued
      or paid on the proceeds of shares that have been
      redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES  THROUGH  your DEALER?  The  Distributor
has  made   arrangements  to  repurchase  Fund  shares  from
dealers  and brokers on behalf of their  customers.  Brokers or dealers may charge for that  service.  If your shares are held in the  name of  your  dealer,  you  must  redeem  them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.
If you purchase shares subject to a Class A, Class B, Class
C or Class N contingent deferred sales charge and redeem
any of those shares during the applicable holding period
for the class of shares, the contingent deferred sales
charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge
based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the
Transfer Agent of your eligibility for the waiver when you
place your redemption request.)

      A  contingent  deferred  sales charge will be based on
the lesser of the net asset value of the redeemed  shares at the time of  redemption  or the original net asset value.  A contingent deferred sales charge is not imposed on:
o     the amount of your  account  value  represented  by an
      increase in net asset value over the initial  purchase
      price,
o     shares  purchased by the  reinvestment of dividends or
      capital gains distributions, or
o     shares   redeemed   in   the   special   circumstances
      described   in   Appendix  C  to  the   Statement   of
      Additional Information.
      To determine whether a contingent deferred sales
charge applies to a redemption, the Fund redeems shares in
the following order:
   1. shares acquired by reinvestment of dividends and
      capital gains distributions,
   2. shares held for the holding period that applies to
      the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged
when you exchange shares of the Fund for shares of other
Oppenheimer funds. However, if you exchange them within the
applicable contingent deferred sales charge holding period,
the holding period will carry over to the fund whose shares
you acquire. Similarly, if you acquire shares of this Fund
by exchanging shares of another Oppenheimer fund that are
still subject to a contingent deferred sales charge holding
period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time
of exchange, without sales charge. Shares of the Fund can
be purchased by exchange of shares of other Oppenheimer
funds on the same basis. To exchange shares, you must meet
several conditions:
   o  Shares of the fund selected for exchange must be
      available for sale in your state of residence.
   o  The prospectuses of both funds must offer the
      exchange privilege.
   o  You must hold the shares you buy when you establish
      your account for at least seven days before you can
      exchange them. After the account is open seven days,
      you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for
      the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and
      read its prospectus.
      Shares of a particular class of the Fund may be
exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A
shares of this Fund only for Class A shares of another
fund. In some cases, sales charges may be imposed on
exchange transactions.  For tax purposes, exchanges of
shares involve a sale of the shares of the fund you own and
a purchase of the shares of the other fund, which may
result in a capital gain or loss. Please refer to "How to
Exchange Shares" in the Statement of Additional Information
for more details.

      You can find a list of Oppenheimer funds currently
available for exchanges in the Statement of Additional
Information or obtain one by calling a service
representative at 1.800.225.5677. That list can change from
time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be
requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds
      Exchange Request form, signed by all owners of the
      account. Send it to the Transfer Agent at the address
      on the back cover. Exchanges of shares held under
      certificates cannot be processed unless the Transfer
      Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone  exchange requests
      may   be   made    either   by   calling   a   service
      representative  or by using  PhoneLink  for  automated
      exchanges   by   calling   1.800.225.5677.   Telephone
      exchanges  may be made only between  accounts that are
      registered  with the same name(s) and address.  Shares
      held  under  certificates  may  not  be  exchanged  by
      telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain
exchange policies you should be aware of:
o     Shares are normally redeemed from one fund and
      purchased from the other fund in the exchange
      transaction on the same regular business day on which
      the Transfer Agent receives an exchange request that
      conforms to the policies described above. It must be
      received by the close of The New York Stock Exchange
      that day, which is normally 4:00 P.M. but may be
      earlier on some days. However, either fund may delay
      the purchase of shares of the fund you are exchanging
      into up to seven days if it determines it would be
      disadvantaged by the same day exchange.
o     The interests of the Fund's long-term shareholders
      and its ability to manage its investments may be
      adversely affected when its shares are repeatedly
      bought and sold in response to short-term market
      fluctuations--also known as "market timing." When
      large dollar amounts are involved, the Fund may have
      difficulty implementing long-term investment
      strategies, because it cannot predict how much cash
      it will have to invest. Market timing also may force
      the Fund to sell portfolio securities at
      disadvantageous times to raise the cash needed to buy
      a market timer's Fund shares. These factors may hurt
      the Fund's performance and its shareholders. When the
      Manager believes frequent trading would have a
      disruptive effect on the Fund's ability to manage its
      investments, the Manager and the Fund may reject
      purchase orders and exchanges into the Fund by any
      person, group or account that the Manager believes to
      be a market timer.
   o  The Fund may amend, suspend or terminate the exchange
      privilege at any time. The Fund will provide you
      notice whenever it is required to do so by applicable
      law, but it may impose changes at any time for
      emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares
      you request because of a restriction cited above,
      only the shares eligible for exchange will be
      exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures
for buying, selling and exchanging shares is contained in
the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less
      than $500. The fee is automatically deducted from
      accounts annually on or about the second to last
      business day of September.  See the Statement of
      Additional Information, or visit the OppenheimerFunds
      website, to learn how you can avoid this fee and for
      circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period
      in which the determination of net asset value is
      suspended, and the offering may be suspended by the
      Board of Trustees at any time the Board believes it
      is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions
      or exchanges may be modified, suspended or terminated
      by the Fund at any time. The Fund will provide you
      notice whenever it is required to do so by applicable
      law. If an account has more than one owner, the Fund
      and the Transfer Agent may rely on the instructions
      of any one owner. Telephone privileges apply to each
      owner of the account and the dealer representative of
      record for the account unless the Transfer Agent
      receives cancellation instructions from an owner of
      the account.
The Transfer Agent will record any telephone calls to
      verify data concerning transactions and has adopted
      other procedures to confirm that telephone
      instructions are genuine, by requiring callers to
      provide tax identification numbers and other account
      data or by using PINs, and by confirming such
      transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses
      arising out of telephone instructions reasonably
      believed to be genuine.
Redemption or transfer requests will not be honored until
      the Transfer Agent receives all required documents in
      proper form. From time to time, the Transfer Agent in
      its discretion may waive certain of the requirements
      for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients
      by participating in NETWORKING through the National
      Securities Clearing Corporation are responsible for
      obtaining their clients' permission to perform those
      transactions, and are responsible to their clients
      who are shareholders of the Fund if the dealer
      performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day
      because the value of the securities in the Fund's
      portfolio fluctuates. The redemption price, which is
      the net asset value per share, will normally differ
      for each class of shares. The redemption value of
      your shares may be more or less than their original
      cost.
Payment for redeemed shares ordinarily is made in cash. It
      is forwarded by check, or through AccountLink or by
      Federal Funds wire (as elected by the shareholder)
      within seven days after the Transfer Agent receives
      redemption instructions in proper form. However,
      under unusual circumstances determined by the
      Securities and Exchange Commission, payment may be
      delayed or suspended. For accounts registered in the
      name of a broker-dealer, payment will normally be
      forwarded within three business days after
      redemption.
The Transfer Agent may delay processing any type of
      redemption payment as described under "How to Sell
      Shares" for recently purchased shares, but only until
      the purchase payment has cleared. That delay may be
      as much as 10 days from the date the shares were
      purchased. That delay may be avoided if you purchase
      shares by Federal Funds wire or certified check, or
      arrange with your bank to provide telephone or
      written assurance to the Transfer Agent that your
      purchase payment has cleared.
Involuntary redemptions of small accounts may be made by
      the Fund if the account value has fallen below $500
      for reasons other than the fact that the market value
      of shares has dropped. In some cases, involuntary
      redemptions may be made to repay the Distributor for
      losses from the cancellation of share purchase
      orders.
Shares may be "redeemed in kind" under unusual
      circumstances (such as a lack of liquidity in the
      Fund's portfolio to meet redemptions). This means
      that the redemption proceeds will be paid with liquid
      securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied
      against taxable dividends, distributions and
      redemption proceeds (including exchanges) if you fail
      to furnish the Fund your correct, certified Social
      Security or Employer Identification Number when you
      sign your application, or if you under-report your
      income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to
      households, the Fund will mail only one copy of each
      prospectus, annual and semi-annual report and annual
      notice of the Fund's privacy policy to shareholders
      having the same last name and address on the Fund's
      records. The consolidation of these mailings, called
      householding, benefits the Fund through reduced
      mailing expense.

      If you want to receive multiple copies of these
      materials, you may call the Transfer Agent at
      1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses,
      reports and privacy notices will be sent to you
      commencing within 30 days after the Transfer Agent
      receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately
for each class of shares from net investment income on each
regular business day and to pay those dividends to
shareholders monthly on a date selected by the Board of
Trustees. Daily dividends will not be declared or paid on
newly-purchased shares until Federal Funds are available to
the Fund from the purchase payment for the shares.

       The Fund attempts to pay dividends on Class A shares
at a constant level. There is no assurance that it will be
able to do so. The Board of Trustees may change the
targeted dividend rate at any time without prior notice to
shareholders. The amount of those dividends and the
dividends paid on the Fund's other classes of shares may
vary over time, depending on market conditions, the
composition of the Fund's portfolio, and expenses borne by
the particular class of shares. Dividends and distributions
paid on Class A and Class Y shares will generally be higher
than dividends for Class B, Class C and Class N shares,
which normally have higher expenses than Class A and Class
Y.

Capital Gains. The Fund may realize capital gains on the
sale of portfolio securities. If it does, it may make
distributions out of any net short-term or long-term
capital gains in December of each year. The Fund may make
supplemental distributions of dividends and capital gains
following the end of its fiscal year. There can be no
assurance that the Fund will pay any capital gains
distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When
you open your account, specify on your application how you
want to receive your dividends and distributions. You have
four options:
Reinvest All Distributions in the Fund. You can elect to
      reinvest all dividends and capital gains
      distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to
      reinvest some distributions (dividends, short-term
      capital gains or long-term capital gains
      distributions) in the Fund while receiving the other
      types of distributions by check or having them sent
      to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive
      a check for all dividends and capital gains
      distributions or have them sent to your bank through
      AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds
      Account. You can reinvest all distributions in the
      same class of shares of another OppenheimerFunds
      account you have established.

TAXES. If your shares are not held in a tax-deferred
retirement account, you should be aware of the following
tax implications of investing in the Fund. Distributions
are subject to federal income tax and may be subject to
state or local taxes. Dividends paid from short-term
capital gains and net investment income are taxable as
ordinary income. Long-term capital gains are taxable as
long-term capital gains when distributed to shareholders.
It does not matter how long you have held your shares.
Whether you reinvest your distributions in additional
shares or take them in cash, the tax treatment is the same.

      Mutual fund distributions of interest income from
U.S. government securities are generally free from state
and local income taxes. However, particular states may
limit that benefit, and some types of securities, such as
repurchase agreements and asset-backed securities, may not
qualify for that benefit.

      Every year the Fund will send you and the IRS a
statement showing the amount of any taxable distribution
you received in the previous year. Any long-term capital
gains will be separately identified in the tax information
the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just
      before the Fund declares a capital gains
      distribution, you will pay the full price for the
      shares and then receive a portion of the price back
      as a taxable capital gain.
Remember, There May be Taxes on Transactions. Because the
      Fund's share prices fluctuate, you may have a capital
      gain or loss when you sell or exchange your shares. A
      capital gain or loss is the difference between the
      price you paid for the shares and the price you
      received when you sold them. Any capital gain is
      subject to capital gains tax.
Returns of Capital Can Occur. In certain cases,
      distributions made by the Fund may be considered a
      non-taxable return of capital to shareholders. If
      that occurs, it will be identified in notices to
      shareholders.

      This  information is only a summary of certain federal
income tax  information  about your  investment.  You should consult  with  your  tax  advisor  about  the  effect  of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Fund's financial performance for the past
five fiscal years. Certain information reflects financial
results for a single Fund share. The total returns in the
table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming
reinvestment of all dividends and distributions). This
information has been audited by Deloitte & Touche LLP the
Fund's independent auditors, whose report, along with the
Fund's financial statements, is included in the Statement
of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 Class A  Year Ended September 30        2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.72     $ 4.18     $ 4.33     $ 4.59     $ 4.95
-------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                    .32        .36        .43        .42        .42
 Net realized and unrealized loss        (.08)      (.43)      (.17)      (.29)      (.37)
                                       ----------------------------------------------------
 Total from investment operations         .24       (.07)       .26        .13        .05
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income    (.30)      (.26)      (.41)      (.39)      (.41)
 Tax return of capital distribution      (.02)      (.13)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.32)      (.39)      (.41)      (.39)      (.41)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.72      $4.18      $4.33      $4.59
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.63%     (1.79)%     6.18%      2.91%      0.80%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                    $3,202,825 $3,186,441 $3,431,763 $3,578,105 $3,950,818
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                    $3,263,490 $3,349,859 $3,517,517 $3,798,380 $4,077,360
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.91%      8.90%      9.98%      9.34%      8.48%
 Expenses                                1.01%      0.93%      0.95%      0.94%      0.92%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

50    OPPENHEIMER STRATEGIC INCOME FUND

 Class B   Year Ended September 30       2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.73     $ 4.19     $ 4.34     $ 4.61     $ 4.96
-------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                    .28        .33        .39        .39        .37
 Net realized and unrealized loss        (.05)      (.43)      (.17)      (.30)      (.35)
                                       ----------------------------------------------------
 Total from investment operations         .23       (.10)       .22        .09        .02
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income    (.28)      (.24)      (.37)      (.36)      (.37)
 Tax return of capital distribution      (.02)      (.12)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.30)      (.36)      (.37)      (.36)      (.37)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.66      $3.73      $4.19      $4.34      $4.61
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.11%     (2.53)%     5.37%      1.92%      0.26%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                    $1,847,182 $2,186,638 $2,581,391 $3,380,689 $4,040,704
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                    $2,056,449 $2,394,886 $2,907,627 $3,838,145 $3,871,397
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.22%      8.14%      9.01%      8.55%      7.73%
 Expenses                                1.75%      1.68%      1.71%      1.69%      1.67%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

51    OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS Continued

 Class C   Year Ended September 30       2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period   $3.71      $4.17      $4.32      $4.59      $4.95
-------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                    .29        .33        .39        .39        .37
 Net realized and unrealized loss        (.06)      (.43)      (.17)      (.30)      (.36)
                                       ----------------------------------------------------
 Total from investment operations         .23       (.10)       .22        .09        .01
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income    (.28)      (.24)      (.37)      (.36)      (.37)
 Tax return of capital distribution      (.02)      (.12)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.30)      (.36)      (.37)      (.36)      (.37)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.71      $4.17      $4.32      $4.59
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.15%     (2.54)  %   5.39%      1.92%      0.05%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $568,487   $553,399   $548,332   $610,686   $650,584
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                      $571,292   $554,279   $568,742   $650,197   $546,577
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.15%      8.15%      9.21%      8.58%      7.73%
 Expenses                                1.75%      1.68%      1.71%      1.69%      1.67%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

52    OPPENHEIMER STRATEGIC INCOME FUND

 Class N      Year Ended September 30                                 2002    2001(1)
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                $3.72     $4.13
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .30       .22
 Net realized and unrealized loss                                     (.05)     (.41)
                                                                   ------------------------
 Total from investment operations                                      .25      (.19)
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.30)     (.15)
 Tax return of capital distribution                                   (.02)     (.07)
                                                                   ------------------------
 Total dividends and/or distributions
 to shareholders                                                      (.32)     (.22)
-------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $3.65     $3.72
                                                                   ========================

===========================================================================================
 Total Return, at Net Asset Value(2)                                  6.70%    (4.61)%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                          $15,508    $3,215
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $ 8,954    $1,348
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                7.07%     9.74%
 Expenses                                                             1.22%     0.98%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               117%      209%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

53    OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL highlights Continued

 Class Y   Year Ended September 30       2002       2001       2000       1999       1998(1)
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.71     $ 4.17     $ 4.32     $ 4.59     $ 4.90
-------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                    .32        .36        .46        .44        .29
 Net realized and unrealized loss        (.06)      (.42)      (.19)      (.30)      (.32)
                                     ------------------------------------------------------
 Total from investment operations         .26       (.06)       .27        .14       (.03)
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income    (.31)      (.26)      (.42)      (.41)      (.28)
 Tax return of capital distribution      (.02)      (.14)        --         --         --
                                     ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.33)      (.40)      (.42)      (.41)      (.28)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.71      $4.17      $4.32      $4.59
                                     ======================================================

===========================================================================================
 Total Return, at Net Asset Value(2)     7.06%     (1.58)%     6.55%      3.07%     (0.64)%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $152,767   $103,858    $75,748    $48,566     $6,907
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                      $127,992   $ 94,400    $57,127    $32,310     $4,344
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                   7.86%      9.09%     11.39%     10.16%      8.82%
 Expenses                                1.74%      1.35%      0.83%      0.57%      0.58%(4)
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                   0.90%      0.78%      0.83%      0.57%      0.58%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. For the period from January 26, 1998 (inception of offering) to September 30,
1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

INFORMATION AND SERVICES

For More Information on
Oppenheimer Strategic Income Fund The following additional information about the
Fund is available without charge upon request:

STATEMENT OF ADDITIONAL
INFORMATION. This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL
REPORTS. Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to
shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Get More Information
You can request the
Statement of Additional Information, the Annual and Semi-Annual Reports, the
notice explaining the Fund’s privacy policy and other information about the
Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL.OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                              website: www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Fund
including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the
operation of the Public Reference Room may be obtained by calling the SEC at
1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the
SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s
Public Reference Section, Washington, D.C. 20549-0102. No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus.
This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]
OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. 811-5724
PR0230.001.1102
Printed on recycled paper

                 Appendix to Prospectus of
             Oppenheimer Strategic Income Fund

        Graphic
material included in the Prospectus of Oppenheimer Strategic Income Fund under the heading “Annual Total Returns (Class A)(% as of 12/31 each year)":

A
bar chart will be included in the Prospectus of Oppenheimer Strategic Income
Fund (the “Fund”) depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the past ten calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

Calendar                Annual
Year                    Total
Ended                   Returns

12/31/92                 7.74%
12/31/93                19.51%
12/31/94                -4.45%
12/31/95                15.38%
12/31/96                12.59%
12/31/97                 8.36%
12/31/98                 1.67%
12/31/99                 4.04%
12/31/00                 2.21%
12/31/01                 3.52%

Oppenheimer Strategic Income Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL.OPP (225-5677)

Statement of Additional Information dated November 22, 2002

      This Statement of Additional Information is not a
Prospectus.  This document contains additional information
about the Fund and supplements information in the
Prospectus dated November 22, 2002, as supplemented from
time to time.  It should be read together with the
Prospectus. You can obtain the Prospectus by writing to the
Fund's Transfer Agent, OppenheimerFunds Services, at P.O.
Box 5270, Denver, Colorado 80217, or by calling the
Transfer Agent at the toll-free number shown above, or by
downloading it from the OppenheimerFunds Internet website
at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies

How the Fund is
Managed..................................................33Organization

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies
and Risks

The investment objective, the principal investment policies
and the main risks of the Fund are described in the
Prospectus. This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that the Fund's
investment Manager, OppenheimerFunds, Inc., can select for
the Fund. Additional information is also provided about the
strategies that the Fund may use to try to achieve its
objective.

The Fund's Investment Policies.   The composition of the
Fund's portfolio and the techniques and strategies that the
Manager may use in selecting portfolio securities will vary
over time. The Fund is not required to use all of the
investment techniques and strategies described below in
seeking its goal.  It may use some of the investment
techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the
Manager evaluates the merits of particular securities
primarily through the exercise of its own investment
analysis. That process may include, among other things,
evaluation of the issuer's historical operations, prospects
for the industry of which the issuer is part, the issuer's
financial condition, its pending product developments and
business (and those of its competitors), the effect of
general market and economic conditions on the issuer's
business, and legislative proposals that might affect the
issuer.

      Additionally, in analyzing a particular issuer, the
Manager may consider the trading activity in the issuer's
securities, present and anticipated cash flow, estimated
current value of its assets in relation to their historical
cost, the issuer's experience and managerial expertise,
responsiveness to changes in interest rates and business
conditions, debt maturity schedules, current and future
borrowing requirements, and any change in the financial
condition of an issuer and the issuer's continuing ability
to meet its future obligations.  The Manager also may
consider anticipated changes in business conditions, levels
of interest rates of bonds as contrasted with levels of
cash dividends, industry and regional prospects, the
availability of new investment opportunities and the
general economic, legislative and monetary outlook for
specific industries, the nation and the world.

|X|   Foreign Securities. The Fund expects to have
substantial investments in foreign securities.  For the
most part, these will be debt securities issued or
guaranteed by foreign companies or governments, including
"supra-national" entities.  "Foreign securities" include
equity and debt securities of companies organized under the
laws of countries other than the United States and debt
securities issued or guaranteed by governments other than
the U.S. government or by foreign supra-national entities.
They also include securities of companies (including those
that are located in the U.S. or organized under U.S. law)
that derive a significant portion of their revenue or
profits from foreign businesses, investments or sales, or
that have a significant portion of their assets abroad.
They may be traded on foreign securities exchanges or in
the foreign over-the-counter markets.

      The percentage of the Fund's assets that will be
allocated to foreign securities will vary over time
depending on a number of factors. Those factors may include
the relative yields of foreign and U.S. securities, the
economies of foreign countries, the condition of a
country's financial markets, the interest rate climate of
particular foreign countries and the relationship of
particular foreign currencies to the U.S. dollar.  The
Manager analyzes fundamental economic criteria (for
example, relative inflation levels and trends, growth rate
forecasts, balance of payments status, and economic
policies) as well as technical and political data.

      Securities of foreign issuers that are represented by
American Depository Receipts or that are listed on a U.S.
securities exchange or traded in the U.S. over-the-counter
markets are not considered "foreign securities" for the
purpose of the Fund's investment allocations, because they
are not subject to many of the special considerations and
risks, discussed below, that apply to foreign securities
traded and held abroad.

      Because the Fund may purchase securities denominated
in foreign currencies, a change in the value of such
foreign currency against the U.S. dollar will result in a
change in the amount of income the Fund has available for
distribution.  Because a portion of the Fund's investment
income may be received in foreign currencies, the Fund will
be required to compute its income in U.S. dollars for
distribution to shareholders, and therefore the Fund will
absorb the cost of currency fluctuations.  After the Fund
has distributed income, subsequent foreign currency losses
may result in the Fund's having distributed more income in
a particular fiscal period than was available from
investment income, which could result in a return of
capital to shareholders.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers. They include the opportunity to invest
in foreign issuers that appear to offer high income
potential, or in foreign countries with economic policies
or business cycles different from those of the U.S., or to
reduce fluctuations in portfolio value by taking advantage
of foreign securities markets that do not move in a manner
parallel to U.S. markets. The Fund will hold foreign
currency only in connection with the purchase or sale of
foreign securities.

o     Foreign Debt Obligations. The debt obligations of
 foreign governments and entities may or may not be
 supported by the full faith and credit of the foreign
 government. The Fund may buy securities issued by certain
 supra-national entities, which include entities designated
 or supported by governments to promote economic
 reconstruction or development, international banking
 organizations and related government agencies. Examples
 are the International Bank for Reconstruction and
 Development (commonly called the "World Bank"), the Asian
 Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national
entities are "stockholders" that typically make capital
contributions and may be committed to make additional
capital contributions if the entity is unable to repay its
borrowings. A supra-national entity's lending activities
may be limited to a percentage of its total capital,
reserves and net income. There can be no assurance that the
constituent foreign governments will continue to be able or
willing to honor their capitalization commitments for those
entities.

      The Fund can invest in U.S. dollar-denominated "Brady
Bonds." These foreign debt obligations may be fixed-rate
par bonds or floating-rate discount bonds. They are
generally collateralized in full as to repayment of
principal at maturity by U.S. Treasury zero-coupon
obligations that have the same maturity as the Brady
Bonds.  Brady Bonds can be viewed as having three or four
valuation components: (i) the collateralized repayment of
principal at final maturity; (ii) the collateralized
interest payments; (iii) the uncollateralized interest
payments; and (iv) any uncollateralized repayment of
principal at maturity. Those uncollateralized amounts
constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds
resulting in acceleration of the payment obligations of the
issuer, the zero-coupon U.S. Treasury securities held as
collateral for the payment of principal will not be
distributed to investors, nor will those obligations be
sold to distribute the proceeds.  The collateral will be
held by the collateral agent to the scheduled maturity of
the defaulted Brady Bonds. The defaulted bonds will
continue to remain outstanding, and the face amount of the
collateral will equal the principal payments which would
have then been due on the Brady Bonds in the normal
course.  Because of the residual risk of Brady Bonds and
the history of defaults with respect to commercial bank
loans by public and private entities of countries issuing
Brady Bonds, Brady Bonds are considered speculative
investments.

o     Risks of Foreign Investing.  Investments in foreign
securities may offer special opportunities for investing
but also present special additional risks and
considerations not typically associated with investments in
domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to
                  changes in currency rates or currency
                  control regulations (for example,
                  currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial
                  reporting standards in foreign countries
                  comparable to those applicable to
                  domestic issuers;
o     less volume on foreign exchanges than on U.S.
                  exchanges;
o     greater volatility and less liquidity on foreign
                  markets than in the U.S.;
o     less governmental regulation of foreign issuers,
                  stock exchanges and brokers than in the
                  U.S.;
o     foreign exchange contracts;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio
                  transactions or loss of certificates for
                  portfolio securities;
o     foreign withholding taxes on interest and dividends;
o     possibilities in some countries of expropriation,
                  nationalization, confiscatory taxation,
                  political, financial or social
                  instability or adverse diplomatic
                  developments; and
o     unfavorable differences between the U.S. economy and
                  foreign economies.

      In the past, U.S. government policies have
discouraged certain investments abroad by U.S. investors,
through taxation or other restrictions, and it is possible
that such restrictions could be re-imposed.

o     Special Risks of Emerging Markets. Emerging and
developing markets abroad may also offer special
opportunities for investing but have greater risks than
more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even
less liquidity in their securities markets, and settlements
of purchases and sales of securities may be subject to
additional delays. They are subject to greater risks of
limitations on the repatriation of income and profits
because of currency restrictions imposed by local
governments. Those countries may also be subject to the
risk of greater political and economic instability, which
can greatly affect the volatility of prices of securities
in those countries. The Manager will consider these factors
when evaluating securities in these markets, because the
selection of those securities must be consistent with the
Fund's investment objective.

      |X|   Debt Securities.  The Fund can invest in a
variety of debt securities to seek its objective. Foreign
debt securities are subject to the risks of foreign
securities described above. In general, debt securities are
also subject to two additional types of risk: credit risk
and interest rate risk.

o     Credit Risks.  Credit risk relates to the ability of
the issuer to meet interest or principal payments or both
as they become due.  In general, lower-grade, higher-yield
bonds are subject to credit risk to a greater extent that
lower-yield, higher-quality bonds.

      The Fund's debt investments can include high-yield,
non-investment-grade bonds (commonly referred to as "junk
bonds"). Investment-grade bonds are bonds rated at least
"Baa" by Moody's Investors Service, Inc., at least "BBB" by
Standard & Poor's Ratings Group or Duff & Phelps, Inc., or
that have comparable ratings by another
nationally-recognized rating organization.

      In making investments in debt securities, the Manager
may rely to some extent on the ratings of ratings
organizations or it may use its own research to evaluate a
security's credit-worthiness. If securities the Fund buys
are unrated, they are assigned a rating by the Manager of
comparable quality to bonds having similar yield and risk
characteristics within a rating category of a rating
organization.

      The Fund does not have investment policies
establishing specific maturity ranges for the Fund's
investments, and they may be within any maturity range
(short, medium or long) depending on the Manager's
evaluation of investment opportunities available within the
debt securities markets. The Fund may shift its investment
focus to securities of longer maturity as interest rates
decline and to securities of shorter maturity as interest
rates rise.

o     Interest Rate Risk. Interest rate risk refers to the
fluctuations in value of fixed-income securities resulting
from the inverse relationship between price and yield.  For
example, an increase in general interest rates will tend to
reduce the market value of already-issued fixed-income
investments, and a decline in general interest rates will
tend to increase their value. In addition, debt securities
with longer maturities, which tend to have higher yields,
are subject to potentially greater fluctuations in value
from changes in interest rates than obligations with
shorter maturities.

      While the changes in value of the Fund's portfolio
securities after they are purchased will be reflected in
the net asset value of the Fund's shares, those changes
normally do not affect the interest income paid by those
securities (unless the security's interest is paid at a
variable rate pegged to particular interest rate changes).
However, those price fluctuations will be reflected in the
valuations of the securities, and therefore the Fund's net
asset values will be affected by those fluctuations.

o     Special Risks of Lower-Grade Securities. The Fund can
invest without limit in lower-grade debt securities, if the
Manager believes it is consistent with the Fund's
objective. Because lower-rated securities tend to offer
higher yields than investment grade securities, the Fund
may invest in lower-grade securities to try to achieve
higher income.

      "Lower-grade" debt securities are those rated below
"investment grade" which means they have a rating lower
than "Baa" by Moody's or lower than "BBB" by Standard &
Poor's or Duff & Phelps, or similar ratings by other rating
organizations. If they are unrated, and are determined by
the Manager to be of comparable quality to debt securities
rated below investment grade, they are considered part of
the Fund's portfolio of lower-grade securities.  The Fund
can invest in securities rated as low as "C" or "D" or
which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade
securities are discussed below. There is a greater risk
that the issuer may default on its obligation to pay
interest or to repay principal than in the case of
investment grade securities. The issuer's low
creditworthiness may increase the potential for its
insolvency. An overall decline in values in the high-yield
bond market is also more likely during a period of a
general economic downturn. An economic downturn or an
increase in interest rates could severely disrupt the
market for high-yield bonds, adversely affecting the values
of outstanding bonds as well as the ability of issuers to
pay interest or repay principal. In the case of foreign
high-yield bonds, these risks are in addition to the
special risk of foreign investing discussed in the
Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock,
convertible securities may be less subject to some of these
risks than non-convertible high-yield bonds, since stock
may be more liquid and less affected by some of these risk
factors.

      While securities rated "Baa" by Moody's or "BBB" by
Standard & Poor's or Duff & Phelps are investment grade and
are not regarded as junk bonds, those securities may be
subject to special risks, and have some speculative
characteristics.  Definitions of the debt security ratings
categories of the principal rating organizations are
included in Appendix A to this Statement of Additional
Information.

|X|   Mortgage-Related Securities.  Mortgage-related
securities are a form of derivative investment
collateralized by pools of commercial or residential
mortgages. Pools of mortgage loans are assembled as
securities for sale to investors by government agencies or
instrumentalities or by private issuers. These securities
include collateralized mortgage obligations ("CMOs"),
mortgage pass-through securities, stripped mortgage
pass-through securities, interests in real estate mortgage
investment conduits ("REMICs") and other real
estate-related securities.

      Mortgage-related securities that are issued or
guaranteed by agencies or instrumentalities
of the U.S. government have relatively little credit risk
(depending on the nature of the issuer) but are subject to
interest rate risks and prepayment risks, as described in
the Prospectus.  Mortgage-related securities issued by
private issuers have greater credit risk.

      As with other debt securities, the prices of
mortgage-related securities tend to move inversely to
changes in interest rates. The Fund can buy
mortgage-related securities that have interest rates that
move inversely to changes in general interest rates, based
on a multiple of a specific index. Although the value of a
mortgage-related security may decline when interest rates
rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are
more likely to be prepaid. Therefore, a mortgage-related
security's maturity can be shortened by unscheduled
prepayments on the underlying mortgages, and it is not
possible to predict accurately the security's yield. The
principal that is returned earlier than expected may have
to be reinvested in other investments having a lower yield
than the prepaid security. As a result, these securities
may be less effective as a means of "locking in" attractive
long-term interest rates, and they may have less potential
for appreciation during periods of declining interest
rates, than conventional bonds with comparable stated
maturities.

      Prepayment risks can lead to substantial fluctuations
in the value of a mortgage-related security. In turn, this
can affect the value of the Fund's shares. If a
mortgage-related security has been purchased at a premium,
all or part of the premium the Fund paid may be lost if
there is a decline in the market value of the security,
whether that results from interest rate changes or
prepayments on the underlying mortgages. In the case of
stripped mortgage-related securities, if they experience
greater rates of prepayment than were anticipated, the Fund
may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates,
prepayments of mortgage-related securities may occur at
slower than expected rates. Slower prepayments effectively
may lengthen a mortgage-related security's expected
maturity. Generally, that would cause the value of the
security to fluctuate more widely in responses to changes
in interest rates. If the prepayments on the Fund's
mortgage-related securities were to decrease broadly, the
Fund's effective duration, and therefore its sensitivity to
interest rate changes, would increase.

      As with other debt securities, the values of
mortgage-related securities may be affected by changes in
the market's perception of the creditworthiness of the
entity issuing the securities or guaranteeing them. Their
values may also be affected by changes in government
regulations and tax policies.

o     Collateralized Mortgage Obligations. CMOs are
multi-class bonds that are backed by pools of mortgage
loans or mortgage pass-through certificates. They may be
collateralized by:
(1)   pass-through certificates issued or guaranteed by
                    Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal
                    Housing Administration or guaranteed by
                    the Department of Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is
issued at a specific coupon rate and has a stated maturity
or final distribution date. Principal prepayments on the
underlying mortgages may cause the CMO to be retired much
earlier than the stated maturity or final distribution
date. The principal and interest on the underlying
mortgages may be allocated among the several classes of a
series of a CMO in different ways. One or more tranches may
have coupon rates that reset periodically at a specified
increase over an index. These are floating rate CMOs, and
typically have a cap on the coupon rate.  Inverse floating
rate CMOs have a coupon rate that moves in the opposite
direction of an applicable index. The coupon rate on these
CMOs will increase as general interest rates decrease.
These are usually much more volatile than fixed rate CMOs
or floating rate CMOs.

o     Forward Rolls.  The Fund can enter into "forward
roll" transactions with respect to mortgage-related
securities (also referred to as "mortgage dollar rolls").
In this type of transaction, the Fund sells a
mortgage-related security to a buyer and simultaneously
agrees to repurchase a similar security (the same type of
security, and having the same coupon and maturity) at a
later date at a set price.  The securities that are
repurchased will have the same interest rate as the
securities that are sold, but typically will be
collateralized by different pools of mortgages (with
different prepayment histories) than the securities that
have been sold.  Proceeds from the sale are invested in
short-term instruments, such as repurchase agreements.  The
income from those investments, plus the fees from the
forward roll transaction, are expected to generate income
to the Fund in excess of the yield on the securities that
have been sold.

       The Fund will only enter into "covered" rolls.  To
assure its future payment of the purchase price, the Fund
will identify on its books liquid assets in an amount equal
to the payment obligation under the roll.

       These transactions have risks. During the period
between the sale and the repurchase, the Fund will not be
entitled to receive interest and principal payments on the
securities that have been sold.  It is possible that the
market value of the securities the Fund sells may decline
below the price at which the Fund is obligated to
repurchase securities.

      |X|  U.S. Government Securities.  These are
securities issued or guaranteed by the U.S. Treasury or
other government agencies or federally-charted corporate
entities referred to as "instrumentalities." The
obligations of U.S. government agencies or
instrumentalities in which the Fund may invest may or may
not be guaranteed or supported by the "full faith and
credit" of the United States.  "Full faith and credit"
means generally that the taxing power of the U.S.
government is pledged to the payment of interest and
repayment of principal on a security. If a security is not
backed by the full faith and credit of the United States,
the owner of the security must look principally to the
agency issuing the obligation for repayment. The owner
might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not
meet its commitment.  The Fund will invest in securities of
U.S. government agencies and instrumentalities only if the
Manager is satisfied that the credit risk with respect to
the agency or instrumentality is minimal.

o     U.S. Treasury Obligations. These include Treasury
bills (maturities of one year or less when issued),
Treasury notes (maturities of one to ten years), and
Treasury bonds (maturities of more than ten years).
Treasury securities are backed by the full faith and credit
of the United States as to timely payments of interest and
repayments of principal. They also can include U. S.
Treasury securities that have been "stripped" by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities
described below, and Treasury Inflation-Protection
Securities ("TIPS").

o     Treasury Inflation-Protection Securities. The Fund
can buy these TIPS, which are designed to provide an
investment vehicle that is not vulnerable to inflation. The
interest rate paid by TIPS is fixed. The principal value
rises or falls semi-annually based on changes in the
published Consumer Price Index. If inflation occurs, the
principal and interest payments on TIPS are adjusted to
protect investors from inflationary loss. If deflation
occurs, the principal and interest payments will be
adjusted downward, although the principal will not fall
below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government
Agencies or Instrumentalities. These include direct
obligations and mortgage-related securities that have
different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage
Association ("GNMA") pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of
the issuer to borrow from the U.S. Treasury under certain
circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported
only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations
("Freddie Macs").

|X|   U.S. Government Mortgage-Related Securities. The Fund
can invest in a variety of mortgage-related securities that
are issued by U.S. government agencies or
instrumentalities, some of which are described below.

o     GNMA Certificates.  The Government National Mortgage
Association is a wholly-owned corporate instrumentality of
the United States within the U.S. Department of Housing and
Urban Development.  GNMA's principal programs involve its
guarantees of privately-issued securities backed by pools
of mortgages.  Ginnie Maes are debt securities representing
an interest in one mortgage or a pool of mortgages that are
insured by the Federal Housing Administration or the
Farmers Home Administration or guaranteed by the Veterans
Administration

      The Ginnie Maes in which the Fund invests are of the
"fully modified pass-through" type. They provide that the
registered holders of the Ginnie Maes will receive timely
monthly payments of the pro-rata share of the scheduled
principal payments on the underlying mortgages, whether or
not those amounts are collected by the issuers.  Amounts
paid include, on a pro rata basis, any prepayment of
principal of such mortgages and interest (net of servicing
and other charges) on the aggregate unpaid principal
balance of the Ginnie Maes, whether or not the interest on
the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed
as to timely payment of principal and interest by GNMA.  In
giving that guaranty, GNMA expects that payments received
by the issuers of Ginnie Maes on account of the mortgages
backing the Ginnie Maes will be sufficient to make the
required payments of principal of and interest on those
Ginnie Maes. However, if those payments are insufficient,
the guaranty agreements between the issuers of the Ginnie
Maes and GNMA require the issuers to make advances
sufficient for the payments.  If the issuers fail to make
those payments, GNMA will do so.

      Under Federal law, the full faith and credit of the
United States is pledged to the payment of all amounts that
may be required to be paid under any guaranty issued by
GNMA as to such mortgage pools.  An opinion of an Assistant
Attorney General of the United States, dated December 9,
1969, states that such guaranties "constitute general
obligations of the United States backed by its full faith
and credit."  GNMA is empowered to borrow from the United
States Treasury to the extent necessary to make any
payments of principal and interest required under those
guaranties.

      Ginnie Maes are backed by the aggregate indebtedness
secured by the underlying FHA-insured, FMHA-insured or
VA-guaranteed mortgages. Except to the extent of payments
received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers,
nor do they evidence any recourse against those issuers.
Recourse is solely against GNMA.  Holders of Ginnie Maes
(such as the Fund) have no security interest in or lien on
the underlying mortgages.

      Monthly payments of principal will be made, and
additional prepayments of principal may be made, to the
Fund with respect to the mortgages underlying the Ginnie
Maes owned by the Fund. All of the mortgages in the pools
relating to the Ginnie Maes in the Fund are subject to
prepayment without any significant premium or penalty, at
the option of the mortgagors.  While the mortgages on
1-to-4-family dwellings underlying certain Ginnie Maes have
a stated maturity of up to 30 years, it has been the
experience of the mortgage industry that the average life
of comparable mortgages, as a result of prepayments,
refinancing and payments from foreclosures, is considerably
less.

o     Federal Home Loan Mortgage Corporation ("FHLMC")
Certificates. FHLMC, a corporate instrumentality of the
United States, issues FHLMC Certificates representing
interests in mortgage loans.  FHLMC guarantees to each
registered holder of a FHLMC Certificate timely payment of
the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the
                    holder's proportionate interest in
                    principal payments on the mortgage
                    loans in the pool represented by the
                    FHLMC Certificate, in each case whether
                    or not such amounts are actually
                    received.

      The obligations of FHLMC under its guarantees are
obligations solely of FHLMC and are not backed by the full
faith and credit of the United States.

o     Federal National Mortgage Association (Fannie Mae)
Certificates.  Fannie Mae, a federally-chartered and
privately-owned corporation, issues Fannie Mae Certificates
which are backed by a pool of mortgage loans.  Fannie Mae
guarantees to each registered holder of a Fannie Mae
Certificate that the holder will receive amounts
representing the holder's proportionate interest in
scheduled principal and interest payments, and any
principal prepayments, on the mortgage loans in the pool
represented by such Certificate, less servicing and
guarantee fees, and the holder's proportionate interest in
the full principal amount of any foreclosed or other
liquidated mortgage loan. In each case the guarantee
applies whether or not those amounts are actually
received.  The obligations of Fannie Mae under its
guarantees are obligations solely of Fannie Mae and are not
backed by the full faith and credit of the United States or
any of its agencies or instrumentalities other than Fannie
Mae.

|X|   Zero-Coupon U.S. Government Securities.  The Fund may
buy zero-coupon U.S. government securities. These will
typically be U.S. Treasury Notes and Bonds that have been
stripped of their unmatured interest coupons, the coupons
themselves, or certificates representing interests in those
stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest
payments and are sold at a deep discount from their face
value at maturity.  The buyer recognizes a rate of return
determined by the gradual appreciation of the security,
which is redeemed at face value on a specified maturity
date. This discount depends on the time remaining until
maturity, as well as prevailing interest rates, the
liquidity of the security and the credit quality of the
issuer.  The discount typically decreases as the maturity
date approaches.

      Because zero-coupon securities pay no interest and
compound semi-annually at the rate fixed at the time of
their issuance, their value is generally more volatile than
the value of other debt securities that pay interest.
Their value may fall more dramatically than the value of
interest-bearing securities when interest rates rise.  When
prevailing interest rates fall, zero-coupon securities tend
to rise more rapidly in value because they have a fixed
rate of return.

      The Fund's investment in zero-coupon securities may
cause the Fund to recognize income and make distributions
to shareholders before it receives any cash payments on the
zero-coupon investment.  To generate cash to satisfy those
distribution requirements, the Fund may have to sell
portfolio securities that it otherwise might have continued
to hold or to use cash flows from other sources such as the
sale of Fund shares.

      |X|  Portfolio Turnover.  "Portfolio turnover"
describes the rate at which the Fund traded its portfolio
securities during its last fiscal year.  For example, if a
fund sold all of its securities during the year, its
portfolio turnover rate would have been 100%. The Fund's
portfolio turnover rate will fluctuate from year to year,
and the Fund may continue to have a portfolio turnover rate
of more than 100% annually.

      Increased portfolio turnover creates higher brokerage
and transaction costs for the Fund, which may reduce its
overall performance. Additionally, the realization of
capital gains from selling portfolio securities may result
in distributions of taxable long-term capital gains to
shareholders, since the Fund will normally distribute all
of its capital gains realized each year, to avoid excise
taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its
objective, the Fund may from time to time use the types of
investment strategies and investments described below.  It
is not required to use all of these strategies at all times
and at times may not use them.

Investment in Other Investment Companies. The Fund can also
invest in the securities of other investment companies,
which can include open-end funds, closed-end funds and unit
investment trusts, subject to the limits set forth in the
Investment Company Act of 1940 (the "Investment Company
Act") that apply to those types of investments.  For
example, the Fund can invest in Exchange-Traded Funds,
which are typically open-end funds or unit investment
trusts, listed on a stock exchange.  The Fund might do so
as a way of gaining exposure to the segments of the equity
or fixed-income markets represented by the Exchange-Traded
Funds' portfolio, at times when the Fund may not be able to
buy those portfolio securities directly.
      Investing in another investment company may involve
the payment of substantial premiums above the value of such
investment company's portfolio securities and is subject to
limitations under the Investment Company Act.  The Fund
does not intend to invest in other investment companies
unless the Manager believes that the potential benefits of
the investment justify the payment of any premiums or sales
charges.  As a shareholder of an investment company, the
Fund would be subject to its ratable share of that
investment company's expenses, including its advisory and
administration expenses.  The Fund does not anticipate
investing a substantial amount of its net assets in shares
of other investment companies.

      |X|  Other Zero-Coupon Securities. The Fund may buy
zero-coupon and delayed-interest securities, and "stripped"
securities of corporations and of foreign government
issuers.  These are similar in structure to zero-coupon and
"stripped" U.S. government securities, but in the case of
foreign government securities, they may or may not be
backed by the "full faith and credit" of the issuing
foreign government. Zero-coupon securities issued by
foreign governments and by corporations will be subject to
greater credit risks than U.S. government zero-coupon
securities.

      |X|  "Stripped" Mortgage-Related Securities. The Fund
may invest in stripped mortgage-related securities that are
created by segregating the cash flows from underlying
mortgage loans or mortgage securities to create two or more
new securities. Each has a specified percentage of the
underlying security's principal or interest payments. These
are a form of derivative investment.

      Mortgage securities may be partially stripped so that
each class receives some interest and some principal.
However, they may be completely stripped. In that case all
of the interest is distributed to holders of one type of
security, known as an "interest-only" security, or "I/O,"
and all of the principal is distributed to holders of
another type of security, known as a "principal-only"
security or "P/O." Strips can be created for pass-through
certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very
sensitive to principal repayments (including prepayments)
on the underlying mortgages. If the underlying mortgages
experience greater than anticipated prepayments of
principal, the Fund might not fully recoup its investment
in an I/O based on those assets. If underlying mortgages
experience less than anticipated prepayments of principal,
the yield on the P/Os based on them could decline
substantially.

      |X|  Preferred Stocks.  Unlike common stock,
preferred stock typically has a stated dividend rate
payable from the corporation's earnings.  Preferred stock
dividends may be cumulative or non-cumulative,
participating, or auction rate. "Cumulative" dividend
provisions require all or a portion of prior unpaid
dividends to be paid.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline.  Preferred stock may have
mandatory sinking fund provisions, as well as
call/redemption provisions prior to maturity, which can be
a negative feature when interest rates decline. Preferred
stock also generally has a preference over common stock on
the distribution of a corporation's assets in the event of
liquidation of the corporation. Preferred stock may be
"participating" stock, which means that it may be entitled
to a dividend exceeding the stated dividend in certain
cases.  The rights of preferred stock on distribution of a
corporation's assets in the event of a liquidation are
generally subordinate to the rights associated with a
corporation's debt securities.

      |X|   Floating Rate and Variable Rate Obligations.
Some securities the Fund can purchase have variable or
floating interest rates.  Variable rates are adjusted at
stated periodic intervals.  Variable rate obligations can
have a demand feature that allows the Fund to tender the
obligation to the issuer or a third party prior to its
maturity. The tender may be at par value plus accrued
interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is
adjusted automatically according to a stated prevailing
market rate, such as a bank's prime rate, the 91-day U.S.
Treasury Bill rate, or some other standard.  The
instrument's rate is adjusted automatically each time the
base rate is adjusted. The interest rate on a variable rate
note is also based on a stated prevailing market rate but
is adjusted automatically at specified intervals of not
less than one year.  Generally, the changes in the interest
rate on such securities reduce the fluctuation in their
market value.  As interest rates decrease or increase, the
potential for capital appreciation or depreciation is less
than that for fixed-rate obligations of the same maturity.
The Manager may determine that an unrated floating rate or
variable rate demand obligation meets the Fund's quality
standards by reason of being backed by a letter of credit
or guarantee issued by a bank that meets those quality
standards.

      Floating rate and variable rate demand notes that
have a stated maturity in excess of one year may have
features that permit the holder to recover the principal
amount of the underlying security at specified intervals
not exceeding one year and upon no more than 30 days'
notice.  The issuer of that type of note normally has a
corresponding right in its discretion, after a given
period, to prepay the outstanding principal amount of the
note plus accrued interest. Generally, the issuer must
provide a specified number of days' notice to the holder.

|X|   "When-Issued" and "Delayed-Delivery" Transactions.
The Fund can purchase securities on a "when-issued" basis,
and may purchase or sell securities on a "delayed-delivery"
basis. "When-issued" or "delayed-delivery" refers to
securities whose terms and indenture are available and for
which a market exists, but which are not available for
immediate delivery.

      When such transactions are negotiated, the price
(which is generally expressed in yield terms) is fixed at
the time the commitment is made.  Delivery and payment for
the securities take place at a later date.  The securities
are subject to change in value from market fluctuations
during the period until settlement.  The value at delivery
may be less than the purchase price.  For example, changes
in interest rates in a direction other than that expected
by the Manager before settlement will affect the value of
such securities and may cause a loss to the Fund. During
the period between purchase and settlement, the Fund makes
no payment to the issuer and no interest accrues to the
Fund from the investment until it receives the security at
settlement. There is a risk of loss to the Fund if the
value of the security changes prior to the settlement date,
and there is the risk that the other party may not perform.

      The Fund may engage in when-issued transactions to
secure what the Manager considers to be an advantageous
price and yield at the time the obligation is entered
into.  When the Fund enters into a when-issued or
delayed-delivery transaction, it relies on the other party
to complete the transaction.  Its failure to do so may
cause the Fund to lose the opportunity to obtain the
security at a price and yield the Manager considers to be
advantageous.
      When the Fund engages in when-issued and
delayed-delivery transactions, it does so for the purpose
of acquiring or selling securities consistent with its
investment objective and policies for its portfolio or for
delivery pursuant to options contracts it has entered into,
and not for the purposes of investment leverage. Although
the Fund will enter into when-issued or delayed-delivery
purchase transactions to acquire securities, the Fund may
dispose of a commitment prior to settlement.  If the Fund
chooses to dispose of the right to acquire a when-issued
security prior to its acquisition or to dispose of its
right to deliver or receive against a forward commitment,
it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase
or sell a security on a when-issued or delayed-delivery
basis, it records the transaction on its books and reflects
the value of the security purchased in determining the
Fund's net asset value.  In a sale transaction, it records
the proceeds to be received.  The Fund will identify on its
books liquid assets at least equal in value to the value of
the Fund's purchase commitments until the Fund pays for the
investment.

      When-issued and delayed-delivery transactions can be
used by the Fund as a defensive technique to hedge against
anticipated changes in interest rates and prices.  For
instance, in periods of rising interest rates and falling
prices, the Fund might sell securities in its portfolio on
a forward commitment basis to attempt to limit its exposure
to anticipated falling prices.  In periods of falling
interest rates and rising prices, the Fund might sell
portfolio securities and purchase the same or similar
securities on a when-issued or delayed-delivery basis to
obtain the benefit of currently higher cash yields.

      |X|  Participation Interests.  The Fund may invest in
participation interests, subject to the Fund's limitation
on investments in illiquid investments.  A participation
interest is an undivided interest in a loan made by the
issuing financial institution in the proportion that the
buyers participation interest bears to the total principal
amount of the loan.  No more than 5% of the Fund's net
assets can be invested in participation interests of the
same borrower.  The issuing financial institution may have
no obligation to the Fund other than to pay the Fund the
proportionate amount of the principal and interest payments
it receives.

      Participation interests are primarily dependent upon
the creditworthiness of the borrowing corporation, which is
obligated to make payments of principal and interest on the
loan. There is a risk that a borrower may have difficulty
making payments.  If a borrower fails to pay scheduled
interest or principal payments, the Fund could experience a
reduction in its income. The value of that participation
interest might also decline, which could affect the net
asset value of the Fund's shares. If the issuing financial
institution fails to perform its obligations under the
participation agreement, the Fund might incur costs and
delays in realizing payment and suffer a loss of principal
and/or interest.

      |X|  Repurchase Agreements. The Fund can acquire
securities subject to repurchase agreements. It might do so
for liquidity purposes to meet anticipated redemptions of
Fund shares, or pending the investment of the proceeds from
sales of Fund shares, or pending the settlement of
portfolio securities transactions, or for temporary
defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date.  The resale
price exceeds the purchase price by an amount that reflects
an agreed-upon interest rate effective for the period
during which the repurchase agreement is in effect.
Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been
designated as primary dealers in government securities.
They must meet credit requirements set by the Manager from
time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase. Repurchase
agreements having maturity beyond seven days are subject to
the Fund's limits on holding illiquid investments. The Fund
will not enter into a repurchase agreement that causes more
than 10% of its net assets to be subject to repurchase
agreements having a maturity beyond seven days. There is no
limit on the amount of the Fund's net assets that may be
subject to repurchase agreements having maturities of seven
days or less.

      Repurchase agreements, considered "loans" under the
Investment Company Act, are collateralized by the
underlying security.  The Fund's repurchase agreements
require that at all times while the repurchase agreement is
in effect, the value of the collateral must equal or exceed
the repurchase price to fully collateralize the repayment
obligation. However, if the vendor fails to pay the resale
price on the delivery date, the Fund may incur costs in
disposing of the collateral and may experience losses if
there is any delay in its ability to do so. The Manager
will monitor the vendor's creditworthiness to confirm that
the vendor is financially sound and will monitor the
collateral's value on an on-going basis.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with
other affiliated entities managed by the Manager, may
transfer uninvested cash balances into one or more joint
repurchase accounts. These balances are invested in one or
more repurchase agreements, secured by U.S. government
securities. Securities that are pledged as collateral for
repurchase agreements are held by a custodian bank until
the agreements mature. Each joint repurchase arrangement
requires that the market value of the collateral be
sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the
agreement, retention or sale of the collateral may be
subject to legal proceedings.

      |X|  Illiquid and Restricted Securities.  Under the
policies and procedures established by the Fund's Board of
Trustees, the Manager determines the liquidity of certain
of the Fund's investments. To enable the Fund to sell its
holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those
securities to be registered.  The expenses of registering
restricted securities may be negotiated by the Fund with
the issuer at the time the Fund buys the securities. When
the Fund must arrange registration because the Fund wishes
to sell the security, a considerable period may elapse
between the time the decision is made to sell the security
and the time the security is registered so that the Fund
could sell it. The Fund would bear the risks of any
downward price fluctuation during that period.

      The Fund may also acquire restricted securities
through private placements. Those securities have
contractual restrictions on their public resale. Those
restrictions might limit the Fund's ability to dispose of
the securities and might lower the amount the Fund could
realize upon the sale.

      The Fund has limitations that apply to purchases of
restricted securities, as stated in the Prospectus. Those
percentage restrictions do not limit purchases of
restricted securities that are eligible for sale to
qualified institutional purchasers under Rule 144A of the
Securities Act of 1933, if those securities have been
determined to be liquid by the Manager under Board-approved
guidelines. Those guidelines take into account the trading
activity for such securities and the availability of
reliable pricing information, among other factors.  If
there is a lack of trading interest in a particular Rule
144A security, the Fund's holdings of that security may be
considered to be illiquid.

      Illiquid securities include repurchase agreements
maturing in more than seven days and participation
interests that do not have puts exercisable within seven
days.

|X|   Investments in Equity Securities. The Fund can invest
limited amounts of its assets in securities other than debt
securities, including certain types of equity securities of
both foreign and U.S. companies. However, it does not
anticipate investing significant amounts of its assets in
these securities as part of its normal investment strategy.
Those equity securities include preferred stocks (described
above), rights and warrants, and securities convertible
into common stock. Certain equity securities may be
selected because they may provide dividend income.

o     Risks of Investing in Stocks. Stocks fluctuate in
price, and their short-term volatility at times may be
great. To the extent that the Fund invests in equity
securities, the value of the Fund's portfolio will be
affected by changes in the stock markets. Market risk can
affect the Fund's net asset value per share, which will
fluctuate as the values of the Fund's portfolio securities
change.  The prices of individual stocks do not all move in
the same direction uniformly or at the same time. Different
stock markets may behave differently from each other.

      Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer or its
industry. The Fund can invest in securities of large
companies and mid-size companies, but may also buy stocks
of small companies, which may have more volatile stock
prices than large companies.

o     Convertible Securities.  While some convertible
securities are a form of debt security, in many cases their
conversion feature (allowing conversion into equity
securities) causes them to be regarded by the Manager more
as "equity equivalents."  As a result, the rating assigned
to the security has less impact on the Manager's investment
decision with respect to convertible securities than in the
case of non-convertible debt fixed-income securities.
Convertible securities are subject to the credit risks and
interest rate risks described above.

      The value of a convertible security is a function of
its "investment value" and its "conversion value."  If the
investment value exceeds the conversion value, the security
will behave more like a debt security and the security's
price will likely increase when interest rates fall and
decrease when interest rates rise.  If the conversion value
exceeds the investment value, the security will behave more
like an equity security.  In that case, it will likely sell
at a premium over its conversion value and its price will
tend to fluctuate directly with the price of the underlying
security.

      To determine whether convertible securities should be
regarded as "equity equivalents," the Manager examines the
following factors:
(1)   whether, at the option of the investor, the
           convertible security can be exchanged for a
           fixed number of shares of common stock of the
           issuer,
(2)   whether the issuer of the convertible securities has
           restated its earnings per share of common stock
           on a fully diluted basis (considering the effect
           of conversion of the convertible securities),
           and
(3)   the extent to which the convertible security may be a
           defensive "equity substitute," providing the
           ability to participate in any appreciation in
           the price of the issuer's common stock.

o     Rights and Warrants.  The Fund can invest up to 5% of
its total assets in warrants or rights. That limit does not
apply to warrants and rights the Fund has acquired as part
of units of securities or that are attached to other
securities that the Fund buys. The Fund does not expect
that it will have significant investments in warrants and
rights.

      Warrants basically are options to purchase equity
securities at specific prices valid for a specific period
of time.  Their prices do not necessarily move parallel to
the prices of the underlying securities.  Rights are
similar to warrants, but normally have a short duration and
are distributed directly by the issuer to its
shareholders.  Rights and warrants have no voting rights,
receive no dividends and have no rights with respect to the
assets of the issuer.

      |X|  Loans of Portfolio Securities.  To raise cash
for liquidity purposes or income, the Fund can lend its
portfolio securities to brokers, dealers and other types of
financial institutions approved by the Fund's Board of
Trustees. These loans are limited to not more than 25% of
the value of the Fund's total assets. The Fund currently
does not intend to lend securities, but if it does so, such
loans will not likely exceed 5% of the Fund's total assets.

      There are some risks in connection with securities
lending. The Fund might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower defaults.
The Fund must receive collateral for a loan. Under current
applicable regulatory requirements (which are subject to
change), on each business day the loan collateral must be
at least equal to the value of the loaned securities. It
must consist of cash, bank letters of credit, securities of
the yingU.S. government or its agencies or
instrumentalities, or other cash equivalents in which the
Fund is permitted to invest. To be acceptable as
collateral, letters of credit must obligate a bank to pay
amounts demanded by the Fund if the demand meets the terms
of the letter.  The terms of the letter of credit and the
issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts
equal to the dividends or interest on loaned securities. It
also receives one or more of (a) negotiated loan fees, (b)
interest on securities used as collateral, and (c) interest
on any short-term debt securities purchased with such loan
collateral. Either type of interest may be shared with the
borrower.  The Fund may also pay reasonable finders',
custodian and administrative fees in connection with these
loans.  The terms of the Fund's loans must meet applicable
tests under the Internal Revenue Code and must permit the
Fund to reacquire loaned securities on five days' notice or
in time to vote on any important matter.

      |X|  Borrowing for Leverage. The Fund has the ability
to borrow from banks on an unsecured basis to invest the
borrowed funds in portfolio securities. This speculative
technique is known as "leverage." The Fund cannot borrow
money in excess of 331/3% of the value of its total assets
(including the amount borrowed).  The Fund may borrow only
from banks and/or affiliated investment companies.  With
respect to this policy, the Fund can borrow only if it
maintains a 300% ratio of assets to borrowings at all times
in the manner set forth in the Investment Company Act of
1940. If the value of the Fund's assets fails to meet this
300% asset coverage requirement, the Fund will reduce its
bank debt within three days to meet the requirement. To do
so, the Fund might have to sell a portion of its
investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that
interest expense will raise the overall expenses of the
Fund and reduce its returns. If it does borrow, its
expenses will be greater than comparable funds that do not
borrow for leverage. Additionally, the Fund's net asset
value per share might fluctuate more than that of funds
that do not borrow. Currently, the Fund does not
contemplate using this technique in the next year but if it
does so, it will not likely be to a substantial degree.

      |X|  Asset-Backed Securities.  Asset-backed
securities are fractional interests in pools of assets,
typically accounts receivable or consumer loans. They are
issued by trusts or special-purpose corporations. They are
similar to mortgage-backed securities, described above, and
are backed by a pool of assets that consist of obligations
of individual borrowers. The income from the pool is passed
through to the holders of participation interest in the
pools. The pools may offer a credit enhancement, such as a
bank letter of credit, to try to reduce the risks that the
underlying debtors will not pay their obligations when due.
However, the enhancement, if any, might not be for the full
par value of the security. If the enhancement is exhausted
and any required payments of interest or repayments of
principal are not made, the Fund could suffer losses on its
investment or delays in receiving payment.

      The value of an asset-backed security is affected by
changes in the market's perception of the asset backing the
security, the creditworthiness of the servicing agent for
the loan pool, the originator of the loans, or the
financial institution providing any credit enhancement, and
is also affected if any credit enhancement has been
exhausted.  The risks of investing in asset-backed
securities are ultimately related to payment of consumer
loans by the individual borrowers.  As a purchaser of an
asset-backed security, the Fund would generally have no
recourse to the entity that originated the loans in the
event of default by a borrower.  The underlying loans are
subject to prepayments, which may shorten the weighted
average life of asset-backed securities and may lower their
return, in the same manner as in the case of
mortgage-backed securities and CMOs, described above.
Unlike mortgage-backed securities, asset-backed securities
typically do not have the benefit of a security interest in
the underlying collateral.

|X|   Derivatives.  The Fund can invest in a variety of
derivative investments to seek income or for hedging
purposes. Some derivative investments the Fund can use are
the hedging instruments described below in this Statement
of Additional Information.

      Among the derivative investments the Fund can invest
in are structured notes called "index-linked" or
"currency-linked" notes. Principal and/or interest payments
on index-linked notes depend on the performance of an
underlying index. Currency-indexed securities are typically
short-term or intermediate-term debt securities.  Their
value at maturity or the rates at which they pay income are
determined by the change in value of the U.S. dollar
against one or more foreign currencies or an index.  In
some cases, these securities may pay an amount at maturity
based on a multiple of the amount of the relative currency
movements.  This type of index security offers the
potential for increased income or principal payments but at
a greater risk of loss than a typical debt security of the
same maturity and credit quality.

      Other derivative investments the Fund can use include
"debt exchangeable for common stock" of an issuer or
"equity-linked debt securities" of an issuer.  At maturity,
the debt security is exchanged for common stock of the
issuer or it is payable in an amount based on the price of
the issuer's common stock at the time of maturity.  Both
alternatives present a risk that the amount payable at
maturity will be less than the principal amount of the debt
because the price of the issuer's common stock might not be
as high as the Manager expected.

|X|   Credit Derivatives. The Fund may enter into credit
default swaps, both directly ("unfunded swaps") and
indirectly in the form of a swap embedded within a
structured note ("funded swaps"), to protect against the
risk that a security will default.  Unfunded and funded
credit default swaps may be on a single security, or on a
basket of securities. The Fund pays a fee to enter into the
swap and receives a fixed payment during the life of the
swap.  The Fund may take a short position in the credit
default swap (also known as "buying credit protection"), or
may take a long position in the credit default swap note
(also known as "selling credit protection").

      The Fund  would take a short  position  in a credit
default  swap  (the  "unfunded   swap")  against  a  long
portfolio  position to decrease exposure to specific high
yield  issuers.  If the  short  credit  default  swap  is
against  a  corporate  issue,  the  Fund  must  own  that
corporate  issue.  However,  if the short credit  default
swap is against  sovereign debt, the Fund may own either:
(i) the reference obligation,  (ii) any sovereign debt of
that  foreign  country,  or (iii)  sovereign  debt of any
country   that  the   Manager   determines   is   closely
correlated as an inexact bona fide hedge.

      If the Fund  takes a short  position  in the credit
default  swap,  if  there is a  credit  event  (including
bankruptcy,  failure to timely pay interest or principal,
or a restructuring),  the Fund will deliver the defaulted
bonds and the swap  counterparty  will pay the par amount
of the  bonds.  An  associated  risk is  adverse  pricing
when   purchasing   bonds   to   satisfy   the   delivery
obligation.  If the  swap is on a basket  of  securities,
the  notional  amount of the swap is  reduced  by the par
amount of the defaulted  bond, and the fixed payments are
then made on the reduced notional amount.

      Taking a long  position in the credit  default swap
note (i.e.,  purchasing the "funded swap") would increase
the Fund's  exposure  to  specific  high yield  corporate
issuers.  The goal  would  be to  increase  liquidity  in
that market  sector via the swap note and its  associated
increase  in  the  number  of  trading  instruments,  the
number  and  type  of  market  participants,  and  market
capitalization.

      If the Fund  takes a long  position  in the  credit
default  swap note,  if there is a credit  event the Fund
will  pay the  par  amount  of the  bonds  and  the  swap
counterparty  will  deliver the bonds.  If the swap is on
a basket of securities,  the notional  amount of the swap
is reduced by the par amount of the defaulted  bond,  and
the fixed payments are then made on the reduced  notional
amount.

      The Fund will  invest no more than 25% of its total
assets in "unfunded" credit default swaps.

      The Fund will  limit its  investments  in  "funded"
credit  default  swap  notes  to no more  than 10% of its
total assets.

      Other  risks of credit  default  swaps  include the
cost of  paying  for  credit  protection  if there are no
credit events,  pricing  transparency  when assessing the
cost of a credit  default swap,  counterparty  risk,  and
the need to fund the delivery  obligation (either cash or
the  defaulted  bonds,  depending  on whether the Fund is
long or short the swap, respectively).

      |X|  Hedging.  The Fund can use hedging instruments.
It is not obligated to use them in seeking its objective
although it can write covered calls to seek high current
income if the Manager believes that it is appropriate to do
so. To attempt to protect against declines in the market
value of the Fund's portfolio, to permit the Fund to retain
unrealized gains in the value of portfolio securities that
have appreciated, or to facilitate selling securities for
investment reasons, the Fund could:

o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures.
            Covered calls may also be used to increase the
            Fund's income.

      The Fund can use hedging to establish a position in
the securities market as a temporary substitute for
purchasing particular securities. In that case, the Fund
would normally seek to purchase the securities and then
terminate that hedging position. The Fund might also use
this type of hedge to attempt to protect against the
possibility that its portfolio securities would not be
fully included in a rise in value of the market. To do so
the Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments,
even though it is permitted to use them in the Manager's
discretion, as described below.  The Fund's strategy of
hedging with futures and options on futures will be
incidental to the Fund's activities in the underlying cash
market.  The particular hedging instruments the Fund can
use are described below.  The Fund may employ new hedging
instruments and strategies when they are developed, if
those investment methods are consistent with the Fund's
investment objective and are permissible under applicable
regulations governing the Fund.

o     Futures.  The Fund can buy and sell futures contracts
that relate to (1) broadly-based securities indices (these
are referred to as "financial futures"), (2) commodities
(these are referred to as "commodity index futures"), (3)
debt securities (these are referred to as "interest rate
futures"), and (4) foreign currencies (these are referred
to as "forward contracts").

      A broadly-based stock index is used as the basis for
trading stock index futures. They may in some cases be
based on stocks of issuers in a particular industry or
group of industries. A stock index assigns relative values
to the securities included in the index and its value
fluctuates in response to the changes in value of the
underlying securities. A stock index cannot be purchased or
sold directly. Bond index futures are similar contracts
based on the future value of the basket of securities that
comprise the index. These contracts obligate the seller to
deliver, and the purchaser to take, cash to settle the
futures transaction. There is no delivery made of the
underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering
into an offsetting contract.

      An interest rate future obligates the seller to
deliver (and the purchaser to take) cash or a specified
type of debt security to settle the futures transaction.
Either party could also enter into an offsetting contract
to close out the position.

      The Fund can invest a portion of its assets in
commodity futures contracts. Commodity futures may be based
upon commodities within five main commodity groups:

(1)   energy, which includes crude oil, natural gas,
           gasoline and heating oil;
(2)   livestock, which includes cattle and hogs;
(3)   agriculture, which includes wheat, corn, soybeans,
           cotton, coffee, sugar and cocoa;
(4)   industrial metals, which includes aluminum, copper,
           lead, nickel, tin and zinc; and
(5)   precious metals, which includes gold, platinum and
           silver.  The Fund may purchase and sell
           commodity futures contracts, options on futures
           contracts and options and futures on commodity
           indices with respect to these five main
           commodity groups and the individual commodities
           within each group, as well as other types of
           commodities.

      No money is paid or received by the Fund on the
purchase or sale of a future.  Upon entering into a futures
transaction, the Fund will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be
deposited with the Fund's Custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions.  As the future is marked to market
(that is, its value on the Fund's books is changed) to
reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.

      At any time prior to expiration of the future, the
Fund may elect to close out its position by taking an
opposite position, at which time a final determination of
variation margin is made and any additional cash must be
paid by or released to the Fund.  Any loss or gain on the
future is then realized by the Fund for tax purposes.  All
futures transactions, except forward contracts, are
effected through a clearinghouse associated with the
exchange on which the contracts are traded.
o     Put and Call Options.  The Fund may buy and sell
certain kinds of put options ("puts") and call options
("calls"). The Fund can buy and sell exchange-traded and
over-the-counter put and call options, including index
options, securities options, currency options, commodities
options, and options on the other types of futures
described above.

o     Writing Covered Call Options.  The Fund may write
(that is, sell) covered calls. If the Fund sells a call
option, it must be covered.  That means the Fund must own
the security subject to the call while the call is
outstanding, or, for certain types of calls, the call may
be covered by liquid assets identified on the Fund's books
to enable the Fund to satisfy its obligations if the call
is exercised.  There is no limit on the amount of the
Fund's total assets that may be subject to covered calls
the Fund writes.

      When the Fund writes a call on a security, it
receives cash (a premium). The Fund agrees to sell the
underlying security to a purchaser of a corresponding call
on the same security during the call period at a fixed
exercise price regardless of market price changes during
the call period. The call period is usually not more than
nine months. The exercise price may differ from the market
price of the underlying security.  The Fund has the risk of
loss that the price of the underlying security may decline
during the call period. That risk may be offset to some
extent by the premium the Fund receives. If the value of
the investment does not rise above the call price, it is
likely that the call will lapse without being exercised. In
that case the Fund would keep the cash premium and the
investment.

      When the Fund writes a call on an index, it receives
cash (a premium).  If the buyer of the call exercises it,
the Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by the specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price, it is likely that the call will lapse
without being exercised.  In that case the Fund would keep
the cash premium.

      The Fund's custodian, or a securities depository
acting for the custodian, will act as the Fund's escrow
agent, through the facilities of the Options Clearing
Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other
acceptable escrow securities. In that way, no margin will
be required for such transactions.  OCC will release the
securities on the expiration of the option or when the Fund
enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC")
option, it will enter into an arrangement with a primary
U.S. government securities dealer which will establish a
formula price at which the Fund will have the absolute
right to repurchase that OTC option.  The formula price
will generally be based on a multiple of the premium
received for the option, plus the amount by which the
option is exercisable below the market price of the
underlying security (that is, the option is "in the
money"). When the Fund writes an OTC option, it will treat
as illiquid (for purposes of its restriction on holding
illiquid securities) the mark-to-market value of any OTC
option it holds, unless the option is subject to a buy-back
agreement by the executing broker.

      To terminate its obligation on a call it has written,
the Fund may purchase a corresponding call in a  "closing
purchase transaction."  The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction.
The Fund may realize a profit if the call expires
unexercised, because the Fund will retain the underlying
security and the premium it received when it wrote the
call.  Any such profits are considered short-term capital
gains for federal income tax purposes, as are the premiums
on lapsed calls. When distributed by the Fund they are
taxable as ordinary income.  If the Fund cannot effect a
closing purchase transaction due to the lack of a market,
it will have to hold the callable securities until the call
expires or is exercised.

      The Fund may also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract. To do so, at the time the
call is written, the Fund must cover the call by
segregating an equivalent dollar amount of liquid assets.
The Fund will segregate additional liquid assets if the
value of the segregated assets drops below 100% of the
current value of the future.  Because of this segregation
requirement, in no circumstances would the Fund's receipt
of an exercise notice as to that future require the Fund to
deliver a futures contract. It would simply put the Fund in
a short futures position, which is permitted by the Fund's
hedging policies.

o     Writing Put Options.  The Fund may sell put options
on securities, broadly-based securities indices, foreign
currencies and futures. A put option on securities gives
the purchaser the right to sell, and the writer the
obligation to buy, the underlying investment at the
exercise price during the option period.  The Fund will not
write puts if, as a result, more than 50% of the Fund's net
assets would be required to be segregated to cover such put
options.

      If the Fund writes a put, the put must be covered by
liquid assets identified on the Fund's books. The premium
the Fund receives from writing a put represents a profit,
as long as the price of the underlying investment remains
equal to or above the exercise price of the put.  However,
the Fund also assumes the obligation during the option
period to buy the underlying investment from the buyer of
the put at the exercise price, even if the value of the
investment falls below the exercise price.

      If a put the Fund has written expires unexercised,
the Fund realizes a gain in the amount of the premium less
the transaction costs incurred.  If the put is exercised,
the Fund must fulfill its obligation to purchase the
underlying investment at the exercise price. That price
will usually exceed the market value of the investment at
that time.  In that case, the Fund may incur a loss if it
sells the underlying investment. That loss will be equal to
the sum of the sale price of the underlying investment and
the premium received minus the sum of the exercise price
and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security the Fund
will deposit in escrow liquid assets with a value equal to
or greater than the exercise price of the underlying
securities.  The Fund therefore forgoes the opportunity of
investing the segregated assets or writing calls against
those assets.

      As long as the Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold. That notice
will require the Fund to take delivery of the underlying
security and pay the exercise price.  The Fund has no
control over when it may be required to purchase the
underlying security, since it may be assigned an exercise
notice at any time prior to the termination of its
obligation as the writer of the put.  That obligation
terminates upon expiration of the put. It may also
terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a
put of the same series as it sold.  Once the Fund has been
assigned an exercise notice, it cannot effect a closing
purchase transaction.

      The Fund may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will also permit the Fund to write another put option on
the security, or to sell the security and use the proceeds
from the sale for other investments. The Fund will realize
a profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put
option.  Any profits from writing puts are considered
short-term capital gains for Federal tax purposes, and when
distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts.  The Fund can purchase
calls on securities, broadly-based securities indices,
foreign currencies and futures. It may do so to protect
against the possibility that the Fund's portfolio will not
participate in an anticipated rise in the securities
market. When the Fund buys a call (other than in a closing
purchase transaction), it pays a premium. The Fund then has
the right to buy the underlying investment from a seller of
a corresponding call on the same investment during the call
period at a fixed exercise price.

      The Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call.  If the Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date. In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      The Fund can buy puts on securities, broadly-based
securities indices, foreign currencies and futures, whether
or not it owns the underlying investment. When the Fund
purchases a put, it pays a premium and, except as to puts
on indices, has the right to sell the underlying investment
to a seller of a put on a corresponding investment during
the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own
(such as an index or future) permits the Fund either to
resell the put or to buy the underlying investment and sell
it at the exercise price. The resale price will vary
inversely to the price of the underlying investment. If the
market price of the underlying investment is above the
exercise price and, as a result, the put is not exercised,
the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns
enables the Fund to attempt to protect itself during the
put period against a decline in the value of the underlying
investment below the exercise price by selling the
underlying investment at the exercise price to a seller of
a corresponding put. If the market price of the underlying
investment is equal to or above the exercise price and, as
a result, the put is not exercised or resold, the put will
become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to sell
the underlying investment. However, the Fund may sell the
put prior to its expiration. That sale may or may not be at
a profit.

      When the Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

      The Fund may also purchase calls and puts on spread
options.  Spread options pay the difference between two
interest rates, two exchange rates or two referenced
assets.  Spread options are used to hedge the decline in
the value of an interest rate, currency or asset compared
to a reference or base interest rate, currency or asset.
The risks associated with spread options are similar to
those of interest rate options, foreign exchange options
and debt or equity options.

      The Fund may buy a call or put only if, after the
purchase, the value of all call and put options held by the
Fund will not exceed 5% of the Fund's total assets.

o     Buying and Selling Options on Foreign Currencies.
The Fund can buy and sell calls and puts on foreign
currencies.  They include puts and calls that trade on a
securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options.  The Fund could use these calls
and puts to try to protect against declines in the dollar
value of foreign securities and increases in the dollar
cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value
of a foreign currency in which securities to be acquired
are denominated, the increased cost of those securities may
be partially offset by purchasing calls or writing puts on
that foreign currency.  If the Manager anticipates a
decline in the dollar value of a foreign currency, the
decline in the dollar value of portfolio securities
denominated in that currency might be partially offset by
writing calls or purchasing puts on that foreign currency.
However, the currency rates could fluctuate in a direction
adverse to the Fund's position. The Fund will then have
incurred option premium payments and transaction costs
without a corresponding benefit.

      A call the Fund writes on a foreign currency is
"covered" if the Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration held in a segregated account by its custodian
bank) upon conversion or exchange of other foreign currency
held in its portfolio.

      The Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which the Fund owns or has the right to
acquire and which is denominated in the currency underlying
the option. That decline might be one that occurs due to an
expected adverse change in the exchange rate. In those
circumstances, the Fund covers the option by maintaining
cash, U.S. government securities or other liquid, high
grade debt securities in an amount equal to the exercise
price of the option, in a segregated account with the
Fund's custodian bank.

o     Risks of Hedging with Options and Futures.  The use
of hedging instruments requires special skills and
knowledge of investment techniques that are different than
what is required for normal portfolio management.  If the
Manager uses a hedging instrument at the wrong time or
judges market conditions incorrectly, hedging strategies
may reduce the Fund's return. The Fund could also
experience losses if the prices of its futures and options
positions were not correlated with its other investments.

      The Fund's option activities could affect its
portfolio turnover rate and brokerage commissions. The
exercise of calls written by the Fund might cause the Fund
to sell related portfolio securities, thus increasing its
turnover rate.  The exercise by the Fund of puts on
securities will cause the sale of underlying investments,
increasing portfolio turnover.  Although the decision
whether to exercise a put it holds is within the Fund's
control, holding a put might cause the Fund to sell the
related investments for reasons that would not exist in the
absence of the put.

      The Fund could pay a brokerage commission each time
it buys a call or put, sells a call or put, or buys or
sells an underlying investment in connection with the
exercise of a call or put.  Those commissions could be
higher on a relative basis than the commissions for direct
purchases or sales of the underlying investments.  Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in the Fund's
net asset value being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by the Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any profit if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option.  The Fund
might experience losses if it could not close out a
position because of an illiquid market for the future or
option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of the Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Fund's securities.  For example, it is possible that
while the Fund has used hedging instruments in a short
hedge, the market might advance and the value of the
securities held in the Fund's portfolio might decline. If
that occurred, the Fund would lose money on the hedging
instruments and also experience a decline in the value of
its portfolio securities. However, while this could occur
for a very brief period or to a very small degree, over
time the value of a diversified portfolio of securities
will tend to move in the same direction as the indices upon
which the hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of the Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, the Fund might use
hedging instruments in a greater dollar amount than the
dollar amount of portfolio securities being hedged. It
might do so if the historical volatility of the prices of
the portfolio securities being hedged is more than the
historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets.  Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery.  To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion.  Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets.  Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      The Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when the Fund does so the market might decline.  If the
Fund then concludes not to invest in securities because of
concerns that the market might decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

o     Forward Contracts.  Forward contracts are foreign
currency exchange contracts.  They are used to buy or sell
foreign currency for future delivery at a fixed price.  The
Fund uses them to "lock in" the U.S. dollar price of a
security denominated in a foreign currency that the Fund
has bought or sold, or to protect against possible losses
from changes in the relative values of the U.S. dollar and
a foreign currency.  The Fund limits its exposure in
foreign currency exchange contracts in a particular foreign
currency to the amount of its assets denominated in that
currency or a closely-correlated currency.  The Fund may
also use "cross-hedging" where the Fund hedges against
changes in currencies other than the currency in which a
security it holds is denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date. That date may be any fixed
number of days from the date of the contract agreed upon by
the parties. The transaction price is set at the time the
contract is entered into.  These contracts are traded in
the inter-bank market conducted directly among currency
traders (usually large commercial banks) and their
customers.

      The Fund may use forward contracts to protect against
uncertainty in the level of future exchange rates.  The use
of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities the
Fund owns or intends to acquire, but it does fix a rate of
exchange in advance. Although forward contracts may reduce
the risk of loss from a decline in the value of the hedged
currency, at the same time they limit any potential gain if
the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase
or sale of a security denominated in a foreign currency, or
when it anticipates receiving dividend payments in a
foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar
equivalent of the dividend payments.  To do so, the Fund
could enter into a forward contract for the purchase or
sale of the amount of foreign currency involved in the
underlying transaction, in a fixed amount of U.S. dollars
per unit of the foreign currency. This is called a
"transaction hedge."  The transaction hedge will protect
the Fund against a loss from an adverse change in the
currency exchange rates during the period between the date
on which the security is purchased or sold or on which the
payment is declared, and the date on which the payments are
made or received.

      The Fund could also use forward contracts to lock in
the U.S. dollar value of portfolio positions. This is
called a "position hedge."  When the Fund believes that
foreign currency might suffer a substantial decline against
the U.S. dollar, it could enter into a forward contract to
sell an amount of that foreign currency approximating the
value of some or all of the Fund's portfolio securities
denominated in that foreign currency.  When the Fund
believes that the U.S. dollar might suffer a substantial
decline against a foreign currency, it could enter into a
forward contract to buy that foreign currency for a fixed
dollar amount.  Alternatively, the Fund could enter into a
forward contract to sell a different foreign currency for a
fixed U.S. dollar amount if the Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to
its forward contract will fall whenever there is a decline
in the U.S. dollar value of the currency in which portfolio
securities of the Fund are denominated. That is referred to
as a "cross hedge."

      The Fund will cover its short positions in these
cases by identifying to its Custodian bank assets having a
value equal to the aggregate amount of the Fund's
commitment under forward contracts.  The Fund will not
enter into forward contracts or maintain a net exposure to
such contracts if the consummation of the contracts would
obligate the Fund to deliver an amount of foreign currency
in excess of the value of the Fund's portfolio securities
or other assets denominated in that currency or another
currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction
costs, the Fund may maintain a net exposure to forward
contracts in excess of the value of the Fund's portfolio
securities or other assets denominated in foreign
currencies if the excess amount is "covered" by liquid
securities denominated in any currency. The cover must be
at least equal at all times to the amount of that excess.
As one alternative, the Fund may purchase a call option
permitting the Fund to purchase the amount of foreign
currency being hedged by a forward sale contract at a price
no higher than the forward contract price.  As another
alternative, the Fund may purchase a put option permitting
the Fund to sell the amount of foreign currency subject to
a forward purchase contract at a price as high or higher
than the forward contract price.

      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the Manager might decide to sell the security
and deliver foreign currency to settle the original
purchase obligation. If the market value of the security is
less than the amount of foreign currency the Fund is
obligated to deliver, the Fund might have to purchase
additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of
the security instead exceeds the amount of foreign currency
the Fund is obligated to deliver to settle the trade, the
Fund might have to sell on the spot market some of the
foreign currency received upon the sale of the security.
There will be additional transaction costs on the spot
market in those cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain.  Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing the Fund to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce the Fund's
performance if there are unanticipated changes in currency
prices to a greater degree than if the Fund had not entered
into such contracts.

      At or before the maturity of a forward contract
requiring the Fund to sell a currency, the Fund might sell
a portfolio security and use the sale proceeds to make
delivery of the currency. In the alternative the Fund might
retain the security and offset its contractual obligation
to deliver the currency by purchasing a second contract.
Under that contract the Fund will obtain, on the same
maturity date, the same amount of the currency that it is
obligated to deliver.  Similarly, the Fund might close out
a forward contract requiring it to purchase a specified
currency by entering into a second contract entitling it to
sell the same amount of the same currency on the maturity
date of the first contract.  The Fund would realize a gain
or loss as a result of entering into such an offsetting
forward contract under either circumstance. The gain or
loss will depend on the extent to which the exchange rate
or rates between the currencies involved moved between the
execution dates of the first contract and offsetting
contract.

      The costs to the Fund of engaging in forward
contracts varies with factors such as the currencies
involved, the length of the contract period and the market
conditions then prevailing. Because forward contracts are
usually entered into on a principal basis, no brokerage
fees or commissions are involved.  Because these contracts
are not traded on an exchange, the Fund must evaluate the
credit and performance risk of the counterparty under each
forward contract.

      Although the Fund values its assets daily in terms of
U.S. dollars, it does not intend to convert its holdings of
foreign currencies into U.S. dollars on a daily basis.  The
Fund may convert foreign currency from time to time, and
will incur costs in doing so. Foreign exchange dealers do
not charge a fee for conversion, but they do seek to
realize a profit based on the difference between the prices
at which they buy and sell various currencies.  Thus, a
dealer might offer to sell a foreign currency to the Fund
at one rate, while offering a lesser rate of exchange if
the Fund desires to resell that currency to the dealer.

o     Interest Rate Swap Transactions.  The Fund can enter
into interest rate swap agreements. In an interest rate
swap, the Fund and another party exchange their right to
receive or their obligation to pay interest on a security.
For example, they might swap the right to receive floating
rate payments for fixed rate payments. The Fund can enter
into swaps only on securities that it owns. The Fund will
not enter into swaps with respect to more than 25% of its
total assets. Also, the Fund will identify on its books
liquid assets (such as cash or U.S. government securities)
to cover any amounts it could owe under swaps that exceed
the amounts it is entitled to receive, and it will adjust
that amount daily, as needed.
      Swap agreements entail both interest rate risk and
credit risk.  There is a risk that, based on movements of
interest rates in the future, the payments made by the Fund
under a swap agreement will be greater than the payments it
received.  Credit risk arises from the possibility that the
counterparty will default.  If the counterparty defaults,
the Fund's loss will consist of the net amount of
contractual interest payments that the Fund has not yet
received.  The Manager will monitor the creditworthiness of
counterparties to the Fund's interest rate swap
transactions on an ongoing basis.

      The Fund can enter into swap transactions with
certain counterparties pursuant to master netting
agreements.  A master netting agreement provides that all
swaps done between the Fund and that counterparty shall be
regarded as parts of an integral agreement.  If amounts are
payable on a particular date in the same currency in
respect of one or more swap transactions, the amount
payable on that date in that currency shall be the net
amount.  In addition, the master netting agreement may
provide that if one party defaults generally or on one
swap, the counterparty can terminate all of the swaps with
that party.  Under these agreements, if a default results
in a loss to one party, the measure of that party's damages
is calculated by reference to the average cost of a
replacement swap for each swap. It is measured by the
mark-to-market value at the time of the termination of each
swap.  The gains and losses on all swaps are then netted,
and the result is the counterparty's gain or loss on
termination.  The termination of all swaps and the netting
of gains and losses on termination is generally referred to
as "aggregation."

o     Regulatory Aspects of Hedging Instruments.  When
using futures and options on futures, the Fund is required
to operate within certain guidelines and restrictions with
respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC").  In
particular, the Fund is exempted from registration with the
CFTC as a "commodity pool operator" if the Fund complies
with the requirements of Rule 4.5 adopted by the CFTC.  The
Rule does not limit the percentage of the Fund's assets
that may be used for futures margin and related options
premiums for a bona fide hedging position.  However, under
the Rule, the Fund must limit its aggregate initial futures
margin and related options premiums to not more than 5% of
the Fund's net assets for hedging strategies that are not
considered bona fide hedging strategies under the Rule.
Under the Rule, the Fund must also use short futures and
options on futures solely for bona fide hedging purposes
within the meaning and intent of the applicable provisions
of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to
limitations established by the option exchanges. The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert. Those limits apply regardless of whether
the options were written or purchased on the same or
different exchanges or are held in one or more accounts or
through one or more different exchanges or through one or
more brokers.  Thus, the number of options that the Fund
may write or hold may be affected by options written or
held by other entities, including other investment
companies having the same adviser as the Fund (or an
adviser that is an affiliate of the Fund's adviser).  The
exchanges also impose position limits on futures
transactions.  An exchange may order the liquidation of
positions found to be in violation of those limits and may
impose certain other sanctions.

      Under the Investment Company Act, when the Fund
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

o     Tax Aspects of Certain Hedging Instruments. Certain
foreign currency exchange contracts in which the Fund may
invest are treated as "Section 1256 contracts" under the
Internal Revenue Code.  In general, gains or losses
relating to Section 1256 contracts are characterized as 60%
long-term and 40% short-term capital gains or losses under
the Code.  However, foreign currency gains or losses
arising from Section 1256 contracts that are forward
contracts generally are treated as ordinary income or
loss.  In addition, Section 1256 contracts held by the Fund
at the end of each taxable year are "marked-to-market," and
unrealized gains or losses are treated as though they were
realized.  These contracts also may be marked-to-market for
purposes of determining the excise tax applicable to
investment company distributions and for other purposes
under rules prescribed pursuant to the Internal Revenue
Code.  An election can be made by the Fund to exempt those
transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may
result in "straddles" for Federal income tax purposes.  The
straddle rules may affect the character and timing of gains
(or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle.  Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:

(1)   gains or losses attributable to fluctuations in
      exchange rates that occur between the
           time the Fund accrues interest or other
           receivables or accrues expenses or other
           liabilities denominated in a foreign currency
           and the time the Fund actually collects such
           receivables or pays such liabilities, and

(2)   gains or losses attributable to fluctuations in the
      value of a foreign currency
           between the date of acquisition of a debt
           security denominated in a foreign currency or
           foreign currency forward contracts and the date
           of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of the Fund's investment income available for distribution
to its shareholders.

|X|   Temporary Defensive Investments.  When market
conditions are unstable, or the Manager believes it is
otherwise appropriate to reduce holdings in stocks, the
Fund can invest in a variety of debt securities for
defensive purposes. The Fund can also purchase these
securities for liquidity purposes to meet cash needs due to
the redemption of Fund shares, or to hold while waiting to
reinvest cash received from the sale of other portfolio
securities. The Fund's temporary defensive investments can
include the following short-term (maturing in one year or
less) dollar-denominated debt obligations:

o     obligations issued or guaranteed by the U. S.
            government or its instrumentalities or
            agencies,
o     commercial paper (short-term, unsecured promissory
            notes) of domestic or foreign companies,
o     debt obligations of domestic or foreign corporate
            issuers,
o     certificates of deposit and bankers' acceptances of
            domestic and foreign banks having total assets
            in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities.

Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies
are those policies that the Fund has adopted to govern its
investments that can be changed only by the vote of a
"majority" of the Fund's outstanding voting securities.
Under the Investment Company Act, a "majority" vote is
defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by
            proxy at a shareholder meeting, if the holders
            of more than 50% of the outstanding shares are
            present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental
policy. Other policies described in the Prospectus or this
Statement of Additional Information are "fundamental" only
if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without
shareholder approval. However, significant changes to
investment policies will be described in supplements or
updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant
investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies?
The following investment restrictions are fundamental
policies of the Fund.

o     The Fund cannot buy securities issued or guaranteed
by any one issuer if more than 5% of its total assets would
be invested in securities of that issuer or it would then
own more than 10% of that issuer's voting securities.  This
limit applies to 75% of the Fund's total assets.  The limit
does not apply to securities issued by the U.S. government
or any of its agencies or instrumentalities, or securities
of other investment companies.

o     The Fund cannot invest 25% or more of its total
assets in any one industry.  That limit does not apply to
securities issued or guaranteed by the U.S. government or
its agencies and instrumentalities.  Each foreign
government is treated as an "industry" and utilities are
divided according to the services they provide.

o     The Fund cannot borrow money in excess of 331/3% of
the value of its total assets (including the amount
borrowed).  The Fund may borrow only from banks and/or
affiliated investment companies.  With respect to this
fundamental policy, the Fund can borrow only if it
maintains a 300% ratio of assets to borrowings at all times
in the manner set forth in the Investment Company Act of
1940.

o     The Fund cannot make loans except (a) through lending
of securities, (b) through the purchase of debt instruments
or similar evidences of indebtedness, (c) through an
inter-fund lending program with other affiliated funds,
provided that no such loan may be made if, as a result, the
aggregate of such loans would exceed 33 1/3% of the value
of its total assets (taken at market value at the time of
such loans), and (d) through repurchase agreements.

o     The Fund cannot invest in real estate, physical
commodities or commodity contracts.  However, the Fund may:
(1) invest in debt securities secured by real estate or
interests in real estate, or issued by companies, including
real estate investment trusts, that invest in real estate
or interests in real estate; (2) invest in hedging
instruments permitted by any of its other investment
policies; and (3) buy and sell options, futures, securities
or other instruments backed by, or the investment return
from which is linked to changes in the price of, physical
commodities or currencies.

o     The Fund cannot underwrite securities of other
companies. A permitted exception is in case it is deemed to
be an underwriter under the Securities Act of 1933 when
reselling any securities held in its own portfolio.

o     The Fund cannot issue "senior securities," but this
does not prohibit certain investment activities for which
assets of the Fund are designated as segregated, or margin,
collateral or escrow arrangements are established, to cover
the related obligations.  Examples of those activities
include borrowing money, reverse repurchase agreements,
delayed-delivery and when-issued arrangements for portfolio
securities transactions, and contracts to buy or sell
derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on
an ongoing basis, it applies only at the time the Fund
makes an investment. The Fund need not sell securities to
meet the percentage limits if the value of the investment
increases in proportion to the size of the Fund.

|X|   Does the Fund Have Additional Restrictions That Are
Not "Fundamental" Policies?

      The Fund has additional operating policies, which are
stated below, that are not "fundamental," and which can be
changed by the Board of Trustees without shareholder
approval.

o     The Fund cannot invest in securities of other
investment companies, except if it acquires them as part of
a merger, consolidation or acquisition of assets.

      For purposes of the Fund's policy not to concentrate
its investments, the Fund has adopted the industry
classifications set forth in Appendix B to this Statement
of Additional Information.  This is not a fundamental
policy.

How the Fund is Managed

Organization and History. The Fund is an open-end,
diversified management investment company with an unlimited
number of authorized shares of beneficial interest. The
Fund was organized as a Massachusetts business trust in
1989.

      The Fund is governed by a Board of Trustees, which is
responsible for protecting the interests of shareholders
under Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.

      |X| Classes of Shares. The Trustees are authorized,
without shareholder approval, to create new series and
classes of shares.  The Trustees may reclassify unissued
shares of the Fund into additional series or classes of
shares.  The Trustees also may divide or combine the shares
of a class into a greater or lesser number of shares
without changing the proportionate beneficial interest of a
shareholder in the Fund.  Shares do not have cumulative
voting rights or preemptive or subscription rights.  Shares
may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class
A, Class B, Class C, Class N and Class Y.  All classes
invest in the same investment portfolio.  Only retirement
plans may purchase Class N shares.  Only certain
institutional investors may elect to purchase Class Y
shares.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
      different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
      interests of one class are different from interests
      of another class, and
o     votes as a class on matters that affect that class
      alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders.  Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

Meetings of Shareholders.  As a Massachusetts business
trust, the Fund is not required to hold, and does not plan
to hold, regular annual meetings of shareholders. The Fund
will hold meetings when required to do so by the Investment
Company Act or other applicable law. It will also do so
when a shareholder meeting is called by the Trustees or
upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in
writing or vote of two-thirds of the outstanding shares of
the Fund, to remove a Trustee.  The Trustees will call a
meeting of shareholders to vote on the removal of a Trustee
upon the written request of the record holders of 10% of
its outstanding shares.  If the Trustees receive a request
from at least 10 shareholders stating that they wish to
communicate with other shareholders to request a meeting to
remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail
their communication to all other shareholders at the
applicants' expense. The shareholders making the request
must have been shareholders for at least six months and
must hold shares of the Fund valued at $25,000 or more or
constituting at least 1% of the Fund's outstanding shares.
The Trustees may also take other action as permitted by the
Investment Company Act.

Shareholder and Trustee Liability.  The Fund's Declaration
of Trust contains an express disclaimer of shareholder or
Trustee liability for the Fund's obligations. It also
provides for indemnification and reimbursement of expenses
out of the Fund's property for any shareholder held
personally liable for its obligations.  The Declaration of
Trust also states that upon request, the Fund shall assume
the defense of any claim made against a shareholder for any
act or obligation of the Fund and shall satisfy any
judgment on that claim.  Massachusetts law permits a
shareholder of a business trust (such as the Fund) to be
held personally liable as a "partner" under certain
circumstances. However, the risk that a Fund shareholder
will incur financial loss from being held liable as a
"partner" of the Fund is limited to the relatively remote
circumstances in which the Fund would be unable to meet its
obligations.

      The Fund's contractual arrangements state that any
person doing business with the Fund (and each shareholder
of the Fund) agrees under its Declaration of Trust to look
solely to the assets of the Fund for satisfaction of any
claim or demand that may arise out of any dealings with the
Fund. Additionally, the Trustees shall have no personal
liability to any such person, to the extent permitted by
law.

Board of Trustees and Oversight Committees. The Fund is
governed by a Board of Trustees, which is responsible for
protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.  Although the Fund will not normally hold annual
meetings of its shareholders, it may hold shareholder
meetings from time to time on important matters, and
shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's
Declaration of Trust.

      The Board of Trustees has an Audit Committee and a
Review Committee.  The members of the Audit Committee are
Edward L. Cameron (Chairman), William L. Armstrong, George
C. Bowen and Robert J. Malone.  The Audit Committee held 7
meetings during the fiscal year ended September 30, 2002.
The Audit Committee furnishes the Board with
recommendations regarding the selection of the Fund's
independent auditors. Other main functions of the Audit
Committee include, but are not limited to: (i) reviewing
the scope and results of audits and the audit fees charged;
(ii) reviewing reports from the Fund's independent auditors
regarding the Fund's internal accounting procedures and
controls; and (iii) establishing a separate line of
communication between the Fund's independent auditors and
its independent Trustees.

      The Audit Committee's functions include selecting and
nominating, to the full Board, nominees for election as
Trustees, and selecting and nominating Independent Trustees
for election.  The Audit Committee may, but need not,
consider the advice and recommendation of the Manager and
its affiliates in selecting nominees. The full Board elects
new trustees except for those instances when a shareholder
vote is required.

      To date, the Committee has been able to identify from
its own resources an ample number of qualified candidates.
Nonetheless, shareholders may submit names of individuals,
accompanied by complete and properly supported resumes, for
the Audit Committee's consideration by mailing such
information to the Committee in care of the Fund.  The
Committee may consider such persons at such time as it
meets to consider possible nominees.  The Committee,
however, reserves sole discretion to determine the
candidates to present to the Board and/or shareholders when
it meets for the purpose considering potential nominees.

      The members of the Review Committee are Jon S. Fossel
(Chairman), Robert G. Avis, Sam Freedman, Beverly Hamilton
and F. William Marshall, Jr.  The Review Committee held 7
meetings during the fiscal year ended September 30, 2002.
Among other functions, the Review Committee reviews reports
and makes recommendations to the Board concerning the fees
paid to the Fund's transfer agent and the services provided
to the Fund by the transfer agent.  The Review Committee
also reviews the Fund's investment performance and policies
and procedures adopted by the Fund to comply with
Investment Company Act and other applicable law.

Trustees and Officers of the Fund. Except for Mr. Murphy,
each of the Trustees is an independent trustee of the Fund
("Independent Trustee"). Mr. Murphy is an "Interested
Trustee," because he is affiliated with the Manager by
virtue of his positions as an officer and director of the
Manager, and as a shareholder of its parent company. Mr.
Murphy was elected as a Trustee of the Fund with the
understanding that in the event he ceases to be the chief
executive officer of the Manager, he will resign as a
trustee of the Fund and the other Board II Funds (defined
below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions
held with the Fund and length of service in such
position(s) and their principal occupations and business
affiliations during the past five years are listed in the
chart below. The information for the Trustees also includes
the dollar range of shares of the Fund as well as the
aggregate dollar range of shares beneficially owned in any
of the Oppenheimer funds overseen by the Trustees. All of
the Trustees are also trustees or directors of the
following Oppenheimer funds (except for Ms. Hamilton and
Mr. Malone, who are not Trustees of Oppenheimer Senior
Floating Rate Fund and Mr. Murphy is not a Trustee or
Managing General Partner of any of the Centennial trusts)
(referred to as "Board II Funds"):

Oppenheimer Cash Reserves                Oppenheimer Select Managers
Oppenheimer Champion Income Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund              Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund      Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds              Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity
Fund                                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund   Centennial Money Market Trust
Oppenheimer Municipal Fund               Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund              Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and
employees (and their immediate family members) of the Fund,
the Manager and its affiliates, and retirement plans
established by them for their employees are permitted to
purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge.
The sales charges on Class A shares is waived for that
group because of the economies of sales efforts realized by
the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted,
Zack, Steinmetz and Negri and Mses. Bechtolt, Feld and Ives
who are officers of the Fund, respectively hold the same
offices with one or more of the other Board II Funds as
with the Fund. As of November 5, 2002, the Trustees and
officers of the Fund, as a group, owned of record or
beneficially less than 1% of each class of shares of the
Fund.  The foregoing statement does not reflect ownership
of shares held of record by an employee benefit plan for
employees of the Manager, other than the shares
beneficially owned under that plan by the officers of the
Fund listed above. In addition, each Independent Trustee,
and his family members, do not own securities of either the
Manager or Distributor of the Board II Funds or any person
directly or indirectly controlling, controlled by or under
common control with the Manager or Distributor.

Affiliated Transactions and Material Business
Relationships. In 2000, Mr. Swain sold 93,000 shares of
Oppenheimer Acquisition Company ("OAC") (the Manager's
parent holding company), for a cash payment of $4,278,930
and surrendered for cancellation 60,000 options to
MassMutual for a cash payment of $2,569,800. In 2001, Mr.
Swain surrendered for cancellation 60,000 options to
MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential
property to Mr. Freedman on October 23, 2001 for $1.2
million.  An independent appraisal of the property
supported the sale price.

      The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee
serves for an indefinite term, until his or her
resignation, retirement, death or removal.
-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,     Formerly,  Chief Executive Officer (until Over          Over
Chairman and        August  27,  2002) of the Board II Funds,
Trustee since 1989  Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until   1997)   of   Centennial    Asset
                    Management  Corporation  (a  wholly-owned
                    investment  advisory  subsidiary  of  the
                    Manager).  Oversees 41  portfolios in the  $100,000   $100,000
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private
Armstrong,          mortgage banking companies:  Cherry Creek
Trustee since 1999  Mortgage     Company     (since    1991),
Age: 65             Centennial  State Mortgage Company (since
                    1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since   1995)   and   Ambassador   Media
                    Corporation  (since 1984);  a director of
                    the following public  companies:  Storage
                    Technology      Corporation     (computer
                    equipment    company)    (since    1991),
                    Helmerich  &  Payne,  Inc.  (oil  and gas     $0      $50,001-
                    drilling/production    company)    (since             $100,000
                    1992),  UNUMProvident (insurance company)
                    (since   1991).   Formerly   Director  of
                    International     Family    Entertainment
                    (television   channel)   (1992-1997)  and
                    Natec  Resources,   Inc.  (air  pollution
                    control  equipment and services  company)
                    (1991-1995),  Frontier Real Estate,  Inc.
                    (residential   real   estate   brokerage)
                    (1994-1999),  and  Frontier  Title (title
                    insurance  agency)  (1995-June  1999);  a
                    U.S.   Senator   (January    1979-January
                    1991).  Oversees  41  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G.
Trustee since 1993  Edwards  Capital,  Inc.  (General Partner
Age: 71             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company     $0        Over
                    subsidiary) (until March 1999);  Chairman             $100,000
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly (until April 1999):  Senior Vice
Trustee since 1997  President   (from   September  1987)  and
Age: 66             Treasurer   (from   March  1985)  of  the
                    Manager;  Vice President (from June 1983)
                    and  Treasurer   (since  March  1985)  of
                    OppenheimerFunds   Distributor,  Inc.  (a
                    subsidiary of the  Manager);  Senior Vice
                    President    (since    February    1992),
                    Treasurer  (since  July  1991)  Assistant
                    Secretary and a director  (since December
                    1991)  of  Centennial   Asset  Management
                    Corporation;    Vice   President   (since
                    October 1989) and Treasurer  (since April
                    1986)  of  HarbourView  Asset  Management
                    Corporation   (an   investment   advisory
                    subsidiary  of the  Manager);  President,
                    Treasurer    and   a    director    (June
                    1989-January  1990) of Centennial Capital
                    Corporation   (an   investment   advisory
                    subsidiary   of   the   Manager);    Vice
                    President  and  Treasurer  (since  August
                    1978) and  Secretary  (since  April 1981)
                    of   Shareholder   Services,    Inc.   (a
                    transfer   agent    subsidiary   of   the            ,00Over
                    Manager);  Vice President,  Treasurer and $10,001-$50 $100,000
                    Secretary   (since   November   1989)  of
                    Shareholder  Financial Services,  Inc. (a
                    transfer   agent    subsidiary   of   the
                    Manager);   Assistant   Treasurer  (since
                    March  1998) of  Oppenheimer  Acquisition
                    Corp.      (the     Manager's      parent
                    corporation);  Treasurer  (since November
                    1989)    of    Oppenheimer    Partnership
                    Holdings,   Inc.   (a   holding   company
                    subsidiary   of   the   Manager);    Vice
                    President  and   Treasurer   (since  July
                    1996)   of    Oppenheimer    Real   Asset
                    Management,  Inc. (an investment advisory
                    subsidiary   of   the   Manager);   Chief
                    Executive  Officer  and  director  (since
                    March  1996)  of  MultiSource   Services,
                    Inc. (a  broker-dealer  subsidiary of the
                    Manager);  Treasurer (since October 1997)
                    of  OppenheimerFunds  International  Ltd.
                    and  Oppenheimer   Millennium  Funds  plc
                    (offshore  fund  management  subsidiaries
                    of the  Manager).  Oversees 41 portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount
Trustee since 1999  Vernon,  George  Washington's home (since
Age: 64             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from     $0      $50,001-
                    1974-1999)  (an   accounting   firm)  and             $100,000
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since  1998) of
Trustee since 1990  Rocky    Mountain   Elk   Foundation   (a
Age: 60             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive     $0      $50,001-
                    Officer   (until  October  1995)  of  the             $100,000
                    Manager;   President,   Chief   Executive
                    Officer  and a  director  of  Oppenheimer
                    Acquisition Corp.,  Shareholders Services
                    Inc.    and    Shareholder     Financials
                    Services,   Inc.  (until  October  1995).
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       A   trustee   or    director   of   other
Trustee since 1996  Oppenheimer   funds.    Formerly   (until
Age: 62             October  1994) Mr.  Freedman held several
                    positions  in  subsidiary  or  affiliated $10,001-50,000Over
                    companies  of the  Manager.  Oversees  41             $100,000
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly          L. Trustee   (since   1996)  of   MassMutual
Hamilton,           Institutional  Funds  and of  MML  Series
Trustee since 2002  Investment   Fund  (open-end   investment
Age: 56             companies);   Director  of  MML  Services
                    (since  April  1987)  and  America  Funds
                    Emerging   Markets   Growth  Fund  (since
                    October   1991)   (both  are   investment
                    companies),  The California  Endowment (a
                    philanthropy  organization)  (since April
                    2002),   and   Community    Hospital   of
                    Monterey   Peninsula,   (since   February
                    2002);  a trustee  (since  February 2000)
                    of  Monterey  International  Studies  (an N/A1          N/A1
                    educational    organization),    and   an
                    advisor to Unilever  (Holland)'s  pension
                    fund and to Credit Suisse First  Boston's
                    Sprout   venture   capital   unit.   Mrs.
                    Hamilton   also  is  a   member   of  the
                    investment  committees of the Rockefeller
                    Foundation,  the  University  of Michigan
                    and    Hartford    Hospital.    Formerly,
                    President   (February   1991-April  2000)
                    ARCO   Investment   Management   Company.
                    Oversees    40    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director    (since    2001)    of   Jones
Trustee since 2002  Knowledge,   Inc.   (a   privately   held
Age: 58             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization)  (since 1986) and a trustee
                    of  the   Gallagher   Family   Foundation
                    (since 2000). Formerly,  Chairman of U.S.    N/A1       N/A1
                    Bank (a  subsidiary  of U.S.  Bancorp and
                    formerly  Colorado  National Bank,) (July
                    1996-April  1,  1999) and a  director  of
                    Commercial  Assets,   Inc.   (1993-2000).
                    Oversees    40    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   (since   1996)  of   MassMutual     $0      $50,001-
Marshall, Jr.,      Institutional  Funds  and of  MML  Series
Trustee since 2000  Investment   Fund  (open-end   investment
Age: 60             companies);  Trustee and Chairman  (since
                    May  1987)  of the  investment  committee
                    for  the  Worcester  Polytech  Institute;
                    President  and Treasurer  (since  January
                    1999) of the SIS Fund (a private  not for
                    profit charitable organization);  Trustee
                    (since 1995) of the  Springfield  Library
                    and Museum  Association;  Trustee  (since
                    1996) of the  Community  Music  School of
                    Springfield;  Member  of  the  investment
                    committee of the Community  Foundation of
                    Western   Massachusetts   (since   1998).
                    Formerly,   Chairman  (January  1999-July
                    1999)  of  SIS  &  Family  Bank,   F.S.B.
                    (formerly  SIS  Bank);  President,  Chief
                    Executive   Officer  and  Director   (May
                    1993-December   1998)  of  SIS  Bankcorp,             $100,000
                    Inc. and SIS Bank  (formerly  Springfield
                    Institution  for Savings)  and  Executive
                    Vice President  (January  1999-July 1999)
                    of  Peoples  Heritage   Financial  Group,
                    Inc.   Oversees  41   portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498
Seventh Avenue, New York, NY 10018. Mr. Murphy serves for
an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $10,001-$50,00Over
President and      director  (since June 2001) and  President
Trustee since 2001 (since  September  2000)  of the  Manager;
Age: 53            President  and a  director  or  trustee of
                   other Oppenheimer  funds;  President and a
                   director  (since July 2001) of Oppenheimer
                   Acquisition   Corp.   and  of  Oppenheimer
                   Partnership  Holdings,  Inc.;  a  director
                   (since November 2001) of  OppenheimerFunds
                   Distributor,    Inc.;   Chairman   and   a
                   director  (since July 2001) of Shareholder
                   Services,    Inc.   and   of   Shareholder
                   Financial Services,  Inc.; President and a
                   director     (since    July    2001)    of
                   OppenheimerFunds    Legacy    Program   (a
                   charitable  trust program  established  by
                   the Manager);  a director of the following
                   investment   advisory    subsidiaries   of
                   OppenheimerFunds,  Inc.: OFI Institutional
                   Asset  Management,   Inc.  and  Centennial
                   Asset   Management    Corporation   (since
                   November    2001),    HarbourView    Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real Asset  Management,  Inc.;  a director
                   (since    November    2001)   of   Trinity
                   Investment  Management  Corp.  and Tremont
                   Advisers,    Inc.   (investment   advisory
                   affiliates  of  the  Manager);   Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns  shares  of  David  L.
                   Babson & Company,  Inc.); formerly,  Chief
                   Operating  Officer  (September   2000-June
                   2001)  of  the  Manager;   President   and
                   trustee (November  1999-November  2001) of             $100,000
                   MML Series  Investment Fund and MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees    69     portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as
follows: for Messrs. Steinmetz, Negri, Molleur and Zack and
Ms. Feld, 498 Seventh Avenue, New York, NY 10018, for
Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt
and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.
Each Officer serves for an annual term or until his or her
earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Arthur P. Steinmetz,    Senior Vice President of the Manager (since March 1993) and
Vice President and      of HarbourView Asset Management Corporation (since March
Portfolio Manager       2000); an officer of 6 portfolios in the OppenheimerFunds
since 1989              complex.
Age:  44
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
David P. Negri, Vice    Senior Vice President of the Manager (since May 1998) and
President and           of HarbourView Asset Management Corporation (since April
Portfolio Manager       1999); an officer of 9 portfolios in the OppenheimerFunds
since 1989              complex; formerly Vice President of the Manager (July 1988
Age:  48                - May 1998).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial           and Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting      Officer Oppenheimer Real Asset Management  Corporation,  Shareholder
since 1999              Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds    International   Ltd.   and   Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI  Institutional
                        Asset Management,  Inc. (since November 2000); Treasurer and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 85
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Vice President &        (since February 2002) of the Manager;  General Counsel and a
Secretary since 2001    director   (since   November   2001)   of   OppenheimerFunds
Age: 54                 Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        And Oppenheimer  Millennium Funds plc (October 1997-November
                        2001).  An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, &
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 85
Age: 38                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the
Fund and one Trustee of the Fund (Mr. Murphy) are
affiliated with the Manager and receive no salary or fee
from the Fund.  The remaining Trustees of the Fund received
the compensation shown below from the Fund with respect to
the Fund's fiscal year ended September 30, 2002.  Mr. Swain
was affiliated with the Manager until January 2, 2002.  The
compensation from all of the Board II Funds (including the
Fund) represents compensation received as a director,
trustee, managing general partner or member of a committee
of the Board during the calendar year 2001.

-------------------------------------------------------------------------------
     Trustee Name and Other             Aggregate         Total Compensation
                                                         From All Oppenheimer
                                                            Funds For Which
                                    Compensation from    Individual Serves As
                                        Fund as of         Trustee/Director
        Fund Position(s)            Fiscal Year Ended       As of 12/31/01
         (as applicable)                 9/30/021             (41 Funds)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                            $19,174                 $02
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $11,327               $78,865
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $11,412               $79,452
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $10,907               $75,936
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $10,886               $75,794
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $12,090               $84,177
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $11,979               $83,402
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                          $4,2103                None3
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                          $4,2103                None3
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $10,043               $69,922
Review Committee Member
-------------------------------------------------------------------------------
*Effective July 1, 2000, William A. Baker and Ned M. Steel
resigned as Trustees of the Board II Funds and subsequently
became Trustees Emeritus. For the fiscal year ended
September 30, 2002, Mr. Baker received $2,154 and Mr. Steel
received $5,745 aggregate compensation from the Fund. For
the calendar year ended December 31, 2001, Messrs. Baker
and Steel each received $60,000 total compensation from all
of the Oppenheimer funds for which they served as Trustee.
Effective July 1, 2002, C. Howard Kast and Robert M.
Kirchner resigned as Trustees of the Board II Funds.  For
the fiscal year ended September 30, 2002, Mr. Kast received
$9,420 and Mr. Kirchner received $8,559 aggregate
compensation from the Fund. For the calendar year ended
December 31, 2001, Mr. Kast received $87,452 and Mr.
Kirchner received $79,452 total compensation from all of
the Oppenheimer funds for which they served as Trustee.
1.    Aggregate compensation from the Fund includes fees
   and deferred compensation, if any.
2.    Mr. Swain became an Independent Trustee effective
   January 1, 2002, prior to which he did not receive
   compensation from any of the Board II Funds.
3.    Mrs. Hamilton and Mr. Malone were elected as Trustees
   of the Board II Funds effective June 1, 2002 and therefore did not receive compensation from any of the Board II
   Funds during calendar year 2001.

|X|   Deferred Compensation Plan for Trustees.  The Board
of Trustees has adopted a Deferred Compensation Plan for
disinterested Trustees that enables them to elect to defer
receipt of all or a portion of the annual fees they are
entitled to receive from the Fund.  Under the plan, the
compensation deferred by a Trustee is periodically adjusted
as though an equivalent amount had been invested in shares
of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan will be
determined based upon the performance of the selected
funds.

      Deferral of Trustee's fees under the plan will not
materially affect the Fund's assets, liabilities and net
income per share.  The plan will not obligate the fund to
retain the services of any Trustee or to pay any particular
level of compensation to any Trustee. Pursuant to an Order
issued by the Securities and Exchange Commission, the Fund
may invest in the funds selected by the Trustee under the
plan without shareholder approval for the limited purpose
of determining the value of the Trustee's deferred fee
account.

|X|   Major Shareholders. As of November 5, 2002, the only
persons who owned of record or were known by the Fund to
own beneficially 5% or more of any class of the Fund's
outstanding securities were:

      MLPF & S for the sole benefit of its customers,
      Attn:  Fund Admn/#97G06, 4800 Deer Lake Dr. E. FL. 3,
      Jacksonville, FL  32246-6484, which owned
      9,172,960.16 Class C shares (5.90% of the Class C
      shares then outstanding).

      Smith Barney House Acct 00109801250, Attn:  Cindy
      Tempesta, 7th Fl., 333 West 34th Street, New York,
      New York 10001-2483, which owned 10,756,397.74 Class
      C shares (6.92% of the Class C shares then
      outstanding).

      Sterling Trust Co Tr, Jane Phillips Memorial, Medical
      Center Inc 401K, 1380 Lawrence St. Ste 1400, Denver,
      Co  80204-2060, which owned 317,953.60 Class N shares
      (6.91% of the Class N shares then outstanding).

      RPSS Tr, Ganot Corporation, 401K PSP, Attn: S Klurman
      & H Lichtman, 4000 Hollywood Blvd., Ste 530N,
      Hollywood, Fl  33021-6789, which owned 612,798.61
      Class N shares (13.33% of the Class N shares then
      outstanding).

      MCB Trust Services Tr, SPAR Group Inc. 401K PSP, 700
      17th St. Ste. 300, Denver, Co  80202-3507, which
      owned 251,652.80 Class N shares (5.47% of the Class N
      shares then outstanding).

      OPP Capital Preservation Fund, Attn:  Brian Wixted,
      6803 S. Tucson Way, Englewood, CO  80112-39247, which
      owned 9,573,263.24 Class Y shares (23.12% Class Y
      shares then outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

|X|   Code of Ethics.  The Fund, the Manager and the
Distributor have a Code of Ethics.  It is designed to
detect and prevent improper personal trading by certain
employees, including portfolio managers, that would compete
with or take advantage of the Fund's portfolio
transactions.  Covered persons include persons with
knowledge of the investments and investment intentions of
the Fund and other funds advised by the Manager.  The Code
of Ethics does permit personnel subject to the Code to
invest in securities, including securities that may be
purchased or held by the Fund, subject to a number of
restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's
registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. You can
obtain information about the hours of operation of the
Public Reference Room by calling the SEC at 1.202.942.8090.
The Code of Ethics can also be viewed as part of the Fund's
registration statement on the SEC's EDGAR database at the
SEC's Internet website at WWW.SEC.GOV.   Copies may be
                          -----------
obtained, after paying a duplicating fee, by electronic
request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

|X|   The Investment Advisory Agreement.  The Manager
provides investment advisory and management services to the
Fund under an investment advisory agreement between the
Manager and the Fund. The Manager selects securities for
the Fund's portfolio and handles its day-to-day business.
The portfolio managers of the Fund are employed by the
Manager and are the persons who are principally responsible
for the day-to-day management of the Fund's portfolio.
Other members of the Manager's Fixed-Income Portfolio Team
provide the portfolio managers with counsel and support in
managing the Fund's portfolio.

      The agreement requires the Manager, at its expense,
to provide the Fund with adequate office space, facilities
and equipment. It also requires the Manager to provide and
supervise the activities of all administrative and clerical
personnel required to provide effective administration for
the Fund. Those responsibilities include the compilation
and maintenance of records with respect to its operations,
the preparation and filing of specified reports, and
composition of proxy materials and registration statements
for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the
Manager under the advisory agreement. The advisory
agreement lists examples of expenses paid by the Fund. The
major categories relate to interest, taxes, brokerage
commissions, fees to certain Trustees, legal and audit
expenses, custodian and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring expenses, including litigation costs.  The
management fees paid by the Fund to the Manager are
calculated at the rates described in the Prospectus, which
are applied to the assets of the Fund as a whole. The fees
are allocated to each class of shares based upon the
relative proportion of the Fund's net assets represented by
that class. The management fees paid by the fund to the
Manager during the fund's last three fiscal years are
listed below.

------------------------------------------------------------------------------
 Fiscal Year ended 9/30:     Management Fees Paid to OppenheimerFunds, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2000                               $37,135,552
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2001                               $33,795,878
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2002                               $31,984,221
------------------------------------------------------------------------------

      The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss the Fund
sustains by reason of good faith errors or omissions on its
part with respect to any of its duties under the
agreement.

      The agreement permits the Manager to act as
investment adviser for any other person, firm or
corporation and to use the name "Oppenheimer" in connection
with other investment companies for which it may act as
investment adviser or general distributor. If the Manager
shall no longer act as investment adviser to the Fund, the
Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory
Agreement. Each year, the Board of Trustees, including a
majority of the Independent Trustees, is required to
approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request
and evaluate and the Manager provide such information as
may be reasonably necessary to evaluate the terms of the
investment advisory agreement.  The Board employs an
independent consultant to prepare a report that provides
such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1
distribution fees the Fund pays.  These distribution fees
are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in
arriving at its decision to renew the investment advisory
agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services
   provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison
   to regular market indices
o     Economies of scale that may be available to the Fund
   from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
   services received by the Fund from its relationship with
   the Manager, and
o     The direct and indirect benefits the Manager received
   from its relationship with the Fund.  These included
   services provided by the Distributor and the Transfer
   Agent, and brokerage and soft dollar arrangements
   permissible under Section 28(e) of the Securities
   Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Fund.  The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Fund and its shareholders
in adverse times.  The Board also considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.

      These matters were also considered by the Independent
Trustees, meeting separately from the full Board with
experienced Counsel to the Fund who assisted the Board in
its deliberations.  The Fund's Counsel is independent of
the Manager within the meaning and intent of the SEC Rules
regarding the independence of counsel.

      In arriving at a decision, the Board did not single
out any one factor or group of factors as being more
important than other factors, but considered all factors
together.  The Board judged the terms and conditions of the
investment advisory agreement, including the investment
advisory fee, in light of all of the surrounding
circumstances.

Brokerage Policies of the Fund

      Brokerage Provisions of the Investment Advisory
Agreement.  One of the duties of the Manager under the
investment advisory agreement is to arrange the portfolio
transactions for the Fund.  The advisory agreement contains
provisions relating to the employment of broker-dealers to
effect the Fund's portfolio transactions.  The Manager is
authorized by the advisory agreement to employ
broker-dealers, including "affiliated" brokers, as that
term is defined in the Investment Company Act. The Manager
may employ broker-dealers that the Manager thinks, in its
best judgment based on all relevant factors, will implement
the policy of the Fund to obtain, at reasonable expense,
the "best execution" of the Fund's portfolio transactions.
"Best execution" means prompt and reliable execution at the
most favorable price obtainable. The Manager need not seek
competitive commission bidding. However, it is expected to
be aware of the current rates of eligible brokers and to
minimize the concessions paid to the extent consistent with
the interests and policies of the Fund as established by
its Board of Trustees.

      Under the investment advisory agreement, the Manager
may select brokers (other than affiliates) that provide
brokerage and/or research services for the Fund and/or the
other accounts over which the Manager or its affiliates
have investment discretion.  The commissions paid to such
brokers may be higher than another qualified broker would
charge, if the Manager makes a good faith determination
that the commission is fair and reasonable in relation to
the services provided. Subject to those considerations, as
a factor in selecting brokers for the Fund's portfolio
transactions, the Manager may also consider sales of shares
of the Fund and other investment companies for which the
Manager or an affiliate serves as investment adviser.

      Brokerage Practices Followed by the Manager.  The
Manager allocates brokerage for the Fund subject to the
provisions of the investment advisory agreement and the
procedures and rules described above. Generally, the
Manager's portfolio traders allocate brokerage based upon
recommendations from the Manager's portfolio managers.  In
certain instances, portfolio managers may directly place
trades and allocate brokerage. In either case, the
Manager's executive officers supervise the allocation of
brokerage.

      Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers.  In transactions on foreign
exchanges, the Fund may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets.
Brokerage commissions are paid primarily for transactions
in listed securities or for certain fixed-income agency
transactions in the secondary market. Otherwise brokerage
commissions are paid only if it appears likely that a
better price or execution can be obtained by doing so.  In
an option transaction, the Fund ordinarily uses the same
broker for the purchase or sale of the option and any
transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment
policies similar to those of the Fund. Those other funds
may purchase or sell the same securities as the Fund at the
same time as the Fund, which could affect the supply and
price of the securities.  If two or more funds advised by
the Manager purchase the same security on the same day from
the same dealer, the transactions under those combined
orders are averaged as to price and allocated in accordance
with the purchase or sale orders actually placed for each
account.

      Most purchases of debt obligations are principal
transactions at net prices.  Instead of using a broker for
those transactions, the Fund normally deals directly with
the selling or purchasing principal or market maker unless
the Manager determines that a better price or execution can
be obtained by using the services of a broker.  Purchases
of portfolio securities from underwriters include a
commission or concession paid by the issuer to the
underwriter.  Purchases from dealers include a spread
between the bid and asked prices.  The Fund seeks to obtain
prompt execution of these orders at the most favorable net
price.

      The investment advisory agreement permits the Manager
to allocate brokerage for research services. The investment
research services provided by a particular broker may be
useful only to one or more of the advisory accounts of the
Manager and its affiliates. The investment research
received for the commissions on those other accounts may be
useful both to the Fund and one or more of the Manager's
other accounts.  Investment research may be supplied to the
Manager by a third party at the instance of a broker
through which trades are placed.

      Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Manager in a non-research
capacity (such as bookkeeping or other administrative
functions), then only the percentage or component that
provides assistance to the Manager in the investment
decision-making process may be paid in concession dollars.

      The Board of Trustees permits the Manager to use
stated commissions on secondary fixed-income agency trades
to obtain research if the broker represents to the Manager
that: (i) the trade is not from or for the broker's own
inventory, (ii) the trade was executed by the broker on an
agency basis at the stated commission, and (iii) the trade
is not a riskless principal transaction. The Board of
Trustees permits the Manager to use concessions on
fixed-price offerings to obtain research, in the same
manner as is permitted for agency transactions.

      The research services provided by brokers broadens
the scope and supplements the research activities of the
Manager. That research provides additional views and
comparisons for consideration, and helps the Manager to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase.  The Manager provides information
to the Board about the concessions paid to brokers
furnishing such services, together with the Manager's
representation that the amount of such concessions was
reasonably related to the value or benefit of such
services.

-------------------------------------------------------------------------------
 Fiscal Year Ended 9/30:      Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2000                                 $613,416
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2001                                 $719,920
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                $1,046,0222
-------------------------------------------------------------------------------
1.    Amounts do not include spreads or concessions on
   principal transactions on a net trade basis.
2.    During the fiscal year ended 9/30/02, the amount of
   transactions directed to brokers for research services
   was $88,648 and the amount of the commissions paid to
   broker-dealers for those services was $600.
Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement
with the Fund, the Distributor acts as the Fund's principal
underwriter in the continuous public offering of the
different classes of shares of the Fund. The Distributor
bears the expenses normally attributable to sales,
including advertising and the cost of printing and mailing
prospectuses, other than those furnished to existing
shareholders. The Distributor is not obligated to sell a
specific number of shares.

      The sales charges and concessions paid to, or
retained by, the Distributor from the sale of shares during
the Fund's three most recent fiscal years and the
contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent
fiscal year are shown in the tables below.

-------------------------------------------------------------------------------
Fiscal Year Ended 9/30:    Aggregate Front-End      Class A Front-End Sales
                        Sales Charges on Class A      Charges Retained by
                                 Shares                   Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         2000                  $6,173,003                  $1,819,326
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         2001                  $7,153,223                  $1,940,739
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         2002                  $4,841,002                  $1,420,119
-------------------------------------------------------------------------------
1.    Includes amounts retained by a broker-dealer that is
   an affiliate or a parent of the distributor.

-------------------------------------------------------------------------------
               Concessions on   Concessions on  Concessions on   Concessions
 Fiscal Year   Class A Shares   Class B Shares  Class C Shares    on Class N
 Ended 9/30:    Advanced by      Advanced by      Advanced by       Shares
                Distributor1     Distributor1    Distributor1    Advanced by
                                                                 Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2000          $552,196       $12,335,300      $1,143,559         N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2001          $729,152       $13,529,708      $1,449,887       $38,409
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002          $330,235        $8,201,918      $1,150,891      $116,7662
-------------------------------------------------------------------------------
1.    The Distributor advances concession payments to
   dealers for certain sales of Class A shares and for
   sales of Class B, Class C and Class N shares from its
   own resources at the time of sale.
2.    The inception date of Class N shares was March 1,
   2001.

-------------------------------------------------------------------------------
 Fiscal Year      Class A          Class B          Class C        Class N
                 Contingent       Contingent      Contingent      Contingent
               Deferred Sales   Deferred Sales  Deferred Sales     Deferred
                  Charges          Charges          Charges     Sales Charges
                Retained by      Retained by      Retained by    Retained by
 Ended 9/30     Distributor      Distributor      Distributor    Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002          $43,020         $6,502,972       $102,631         $3,629
-------------------------------------------------------------------------------

Distribution and Service Plans.  The Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under
Rule 12b-1 of the Investment Company Act. Under those plans
the Fund pays the Distributor for all or a portion of its
costs incurred in connection with the distribution and/or
servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent
Trustees2, cast in person at a meeting called for the
purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may
make payments to affiliates and, in their sole discretion,
from time to time, may use their own resources (at no
direct cost to the Fund) to make payments to brokers,
dealers or other financial institutions for distribution
and administrative services they perform.  The Manager may
use its profits from the advisory fee it receives from the
Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments
they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan. A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees
must approve all material amendments to a plan. An
amendment to increase materially the amount of payments to
be made under a plan must be approved by shareholders of
the class affected by the amendment.  Because Class B
shares of the Fund automatically convert into Class A
shares after six years, the Fund must obtain the approval
of both Class A and Class B shareholders for a proposed
material amendment to the Class A Plan that would
materially increase payments under the Plan.  That approval
must be by a "majority" (as defined in the Investment
Company Act) of the shares of each Class, voting separately
by class.

      While the plans are in effect, the Treasurer of the
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The Reports shall detail the amount of all payments made
under a plan and the purpose for which the payments were
made. Those reports are subject to the review and approval
of the Independent Trustees.

      Each plan states that while it is in effect, the
selection and nomination of those Trustees of the Fund who
are not "interested persons" of the Fund is committed to
the discretion of the Independent Trustees.  This does not
prevent the involvement of others in the selection and
nomination process as long as the final decision as to
selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plans for a class, no payment will be made
to any recipient in any quarter in which the aggregate net
asset value of all Fund shares of that class held by the
recipient for itself and its customers does not exceed a
minimum amount, if any, that may be set from time to time
by a majority of the Independent Trustees. The Board of
Trustees has set no minimum amount of assets to qualify for
payments under the plans.

|X|   Class A Service Plan. Under the Class A service plan,
the Distributor currently uses the fees it receives from
the Fund to pay brokers, dealers and other financial
institutions (they are referred to as "recipients") for
personal services and account maintenance services they
provide
 for their customers who hold Class A shares. The services
include, among others, answering customer inquiries about
the Fund, assisting in establishing and maintaining
accounts in the Fund, making the Fund's investment plans
available and providing other services at the request of
the Fund or the Distributor. While the plan permits the
Board to authorize payments to the Distributor to reimburse
itself for services under the plan, the Board has not yet
done so. The Distributor makes payments to plan recipients
quarterly at an annual rate not to exceed 0.25% of the
average annual net assets consisting of Class A shares held
in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject
to a contingent deferred sales charge by certain retirement
plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor
currently intends to pay the service fee to Recipients in
advance for the first year after the shares are purchased.
After the first year shares are outstanding, the
Distributor makes service fee payments to Recipients
quarterly on those shares.  The advance payment is based on
the net asset value of shares sold.  Shares purchased by
exchange do not qualify for the advance service fee
payment. If Class A shares purchased by grandfathered
retirement accounts are redeemed during the first year
after their purchase, the Recipient of the service fees on
those shares will be obligated to repay the Distributor a
pro rata portion of the advance payment of the service fee
made on those shares.

      For the fiscal period ended September 30, 2002
payments under the Class A Plan totaled $8,016,884 all of
which was paid by the Distributor to recipients. That
included $478,737 paid to an affiliate of the Distributor's
parent company.  Any unreimbursed expenses the Distributor
incurs with respect to Class A shares in any fiscal year
cannot be recovered in subsequent years. The Distributor
may not use payments received under the Class A Plan to pay
any of its interest expenses, carrying charges, or other
financial costs, or allocation of overhead.

|X|   Distribution and Service Plans - Class B, Class C and
Class N Service and Distribution Plans.  Under each plan,
service fees and distribution fees are computed on the
average of the net asset value of shares in the respective
class, determined as of the close of each regular business
day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than
the amounts paid by the Fund under the plan during the
period for which the fee is paid. The types of services
that recipients provide are similar to the services
provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the
asset-based sales charges and the service fees or to pay
recipients the service fee on a quarterly basis, without
payment in advance.  However, the Distributor currently
intends to pay the service fee to recipients in advance for
the first year after Class B, Class C and Class N shares
are purchased.  After the first year Class B, Class C or
Class N shares are outstanding, after their purchase, the
Distributor makes service fee payments quarterly on those
shares.  The advance payment is based on the net asset
value of shares sold. Shares purchased by exchange do not
qualify for the advance service fee payment. If Class B,
Class C or Class N shares are redeemed during the first
year after their purchase, the recipient of the service
fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      The asset-based sales charge and service fees
increase Class B and Class C expenses by 1.00% and,
effective November 1, 2001, the asset-based sales charge
and service fees increase Class N expenses by 0.50% of the
net assets per year of the respective class.

      The Distributor retains the asset-based sales charge
on Class B and Class N shares. The Distributor retains the
asset-based sales charge on Class C shares during the first
year the shares are outstanding. It pays the asset-based
sales charge as an ongoing concession to the recipient on
Class C shares outstanding for a year or more. If a dealer
has a special agreement with the Distributor, the
Distributor will pay the Class B, Class C and/or Class N
service fee and the asset-based sales charge to the dealer
quarterly in lieu of paying the sales concessions and
service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and
Class N shares allow investors to buy shares without a
front-end sales charge while allowing the Distributor to
compensate dealers that sell those shares. The Fund pays
the asset-based sales charges to the Distributor for its
services rendered in distributing each class of shares. The
payments are made to the Distributor in recognition that
the Distributor:

o     pays sales concessions to authorized brokers and
   dealers at the time of sale and pays service fees as
   described above,
o     may finance payment of sales concessions and/or the
   advance of the service fee payment to recipients under
   the plans, or may provide such financing from its own
   resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B,
   Class C and Class N shares, and
o     bears the costs of sales literature, advertising and
   prospectuses (other than those furnished to current
   shareholders) and state "blue sky" registration fees and
   certain other distribution expenses.
o     may not be able to adequately compensate dealers that
   sell Class B, Class C and Class N shares without
   receiving payment under the plans and therefore may not
   be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the
   service fees and asset-based sales charges paid by other
   non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the
   Fund in various third-party distribution programs that
   may increase sales of Fund shares,
o     may experience increased difficulty selling the
   Fund's shares if payments under the plan are
   discontinued because most competitor funds have plans
   that pay dealers for rendering distribution services as
   much or more than the amounts currently being paid by
   the Fund, and
o     may not be able to continue providing, at the same or
   at a lesser cost, the same quality distribution sales
   efforts and services, or to obtain such services from
   brokers and dealers, if the plan payments were to be
   discontinued.

      When Class B, Class C or Class N shares are sold
without the designation of a broker-dealer, the Distributor
is automatically designated as the broker-dealer of record.
In those cases, the Distributor retains the service fee and
asset-based sales charge paid on Class B, Class C and Class
N shares.

      The Distributor's actual expenses in selling Class B,
Class C and Class N shares may be more than the payments it
receives from the contingent deferred sales charges
collected on redeemed shares and from the Fund under the
plans.  If either the Class B, Class C or Class N plan is
terminated by the Fund, the Board of Trustees may allow the
Fund to continue payments of the asset-based sales charge
to the Distributor for distributing shares before the plan
was terminated.

---------------------------------------------------------------------------------
      Distribution Fees Paid to the Distributor for the Year Ended 9/30/02
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:             Total         Amount        Distributor's     Distributor's
                                                                  Unreimbursed
                                                 Aggregate       Expenses as %
                  Payments    Retained by      Unreimbursed      of Net Assets
                 Under Plan   Distributor   Expenses Under Plan     of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class B Plan   $20,573,741   $16,079,9831     $107,739,506          5.83%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class C Plan    $5,712,541   $1,262,4662       $17,058,610          3.00%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class N Plan     $43,924       $41,9023         $315,808            2.04%
---------------------------------------------------------------------------------
1.    Includes $128,496 paid to an affiliate of the
    Distributor's parent company.
2.    Includes $111,242 paid to an affiliate of the
    Distributor's parent company.
3.    Includes $80 paid to an affiliate of the
    Distributor's parent company.

      All payments under the Class B, Class C and Class N
plans are subject to the limitations imposed by the Conduct
Rules of the National Association of Securities Dealers,
Inc. on payments of asset-based sales charges and service
fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a
variety of terms to illustrate its performance. These terms
include "standardized yield," "dividend yield," "average
annual total return," "cumulative total return," "average
annual total return at net asset value" and "total return
at net asset value." An explanation of how yields and total
returns are calculated is set forth below. The charts below
show the Fund's performance as of the Fund's most recent
fiscal year end. You can obtain current performance
information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet
website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in
advertisements must comply with rules of the Securities and
Exchange Commission. Those rules describe the types of
performance data that may be used and how it is to be
calculated. In general, any advertisement by the Fund of
its performance data must include the average annual total
returns for the advertised class of shares of the Fund.
Those returns must be shown for the 1-, 5- and 10-year
periods (or the life of the class, if less) ending as of
the most recently ended calendar quarter prior to the
publication of the advertisement (or its submission for
publication).  Certain types of yields may also be shown,
provided that they are accompanied by standardized average
annual total returns.

      Use of standardized performance calculations enables
an investor to compare the Fund's performance to the
performance of other funds for the same periods.  However,
a number of factors should be considered before using the
Fund's performance information as a basis for comparison
with other investments:

o     Yields and total returns measure the performance of a
   hypothetical account in the Fund over various periods
   and do not show the performance of each shareholder's
   account. Your account's performance will vary from the
   model performance data if your dividends are received in
   cash, or you buy or sell shares during the period, or
   you bought your shares at a different time and price
   than the shares used in the model.
o     The Fund's performance returns do not reflect the
   effect of taxes on dividends and capital gains
   distributions.
o     An investment in the Fund is not insured by the FDIC
   or any other government agency.
o     The principal value of the Fund's shares, and its
   yields and total returns are not guaranteed and normally
   will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be
   worth more or less than their original cost.
o     Yields and total returns for any given past period
   represent historical performance information and are
   not, and should not be considered, a prediction of
   future yields or returns.

      The performance of each class of shares is shown
separately, because the performance of each class of shares
will usually be different. That is because of the different
kinds of expenses each class bears. The yields and total
returns of each class of shares of the Fund are affected by
market conditions, the quality of the Fund's investments,
the maturity of those investments, the types of investments
the Fund holds, and its operating expenses that are
allocated to the particular class.

Yields. The Fund uses a variety of different yields to
illustrate its current returns. Each class of shares
calculates its yield separately because of the different
expenses that affect each class.

Standardized Yield.  The "standardized yield" (sometimes
referred to just as "yield") is shown for a class of shares
for a stated 30-day period.  It is not based on actual
distributions paid by the Fund to shareholders in the
30-day period, but is a hypothetical yield based upon the
net investment income from the Fund's portfolio investments
for that period.  It may therefore differ from the
"dividend yield" for the same class of shares, described
below.

      Standardized yield is calculated using the following
formula set forth in rules adopted by the Securities and
Exchange Commission, designed to assure uniformity in the
way that all funds calculate their yields:

------------------------------------------------------------
[OBJECT OMITTED]
------------------------------------------------------------
      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day
           period.
      b =  expenses accrued for the period (net of any
           expense assumptions).
      c =  the average daily number of shares of that class
           outstanding during the 30-day period that were
           entitled to receive dividends.
      d =  the maximum offering price per share of that
           class on the last day of the period, adjusted
           for undistributed net investment income.

      The standardized yield for a particular 30-day period
may differ from the yield for other periods.  The SEC
formula assumes that the standardized yield for a 30-day
period occurs at a constant rate for a six-month period and
is annualized at the end of the six-month period.
Additionally, because each class of shares is subject to
different expenses, it is likely that the standardized
yields of the Fund's classes of shares will differ for any
30-day period.

o     Dividend Yield.  The Fund may quote a "dividend
yield" for each class of its shares. Dividend yield is
based on the dividends paid on a class of shares during the
actual dividend period. To calculate dividend yield, the
dividends of a class declared during a stated period are
added together, and the sum is multiplied by 12 (to
annualize the yield) and divided by the maximum offering
price on the last day of the dividend period.  The formula
is shown below:

Dividend Yield = dividends paid x 12/maximum offering price
(payment date)

      The maximum offering price for Class A shares
includes the current maximum initial sales charge.  The
maximum offering price for Class B, Class C and Class N
shares is the net asset value per share, without
considering the effect of contingent deferred sales
charges. There is no sales charge on Class Y shares.  The
Class A dividend yield may also be quoted without deducting
the maximum initial sales charge.

-------------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 9/30/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class of          Standardized Yield                 Dividend Yield
Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                Without         After         Without            After
                 Sales          Sales          Sales             Sales
                Charge         Charge          Charge            Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A          7.87%          7.50%          7.48%             7.13%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B          7.02%           N/A           6.71%              N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C          7.15%           N/A           6.77%              N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N          8.21%           N/A           7.33%              N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y          8.66%           N/A           7.68%              N/A
-------------------------------------------------------------------------------

      |X|   Total Return Information.  There are different
types of "total returns" to measure the Fund's performance.
Total return is the change in value of a hypothetical
investment in the Fund over a given period, assuming that
all dividends and capital gains distributions are
reinvested in additional shares and that the investment is
redeemed at the end of the period. Because of differences
in expenses for each class of shares, the total returns for
each class are separately measured. The cumulative total
return measures the change in value over the entire period
(for example, ten years). An average annual total return
shows the average rate of return for each year in a period
that would produce the cumulative total return over the
entire period. However, average annual total returns do not
show actual year-by-year performance. The Fund uses
standardized calculations for its total returns as
prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the
current maximum sales charge of 4.75% (as a percentage of
the offering price) is deducted from the initial investment
("P") (unless the return is shown without sales charge, as
described below).  For Class B shares, payment of the
applicable contingent deferred sales charge is applied,
depending on the period for which the return is shown: 5.0%
in the first year, 4.0% in the second year, 3.0% in the
third and fourth years, 2.0% in the fifth year, 1.0% in the
sixth year and none thereafter. For Class C shares, the 1%
contingent deferred sales charge is deducted for returns
for the one year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns
for the one year and life of class periods.  Class N total
returns may also be calculated for the periods prior to
3/1/01 (the inception date for Class N shares), based on
the Funds Class A returns, adjusted to reflect the higher
Class N 12b-1 fees.  There is no sales charge on Class Y
shares.

o     Average Annual Total Return.  The "average annual
total return" of each class is an average annual compounded
rate of return for each year in a specified number of
years.  It is the rate of return based on the change in
value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in
the formula) to achieve an Ending Redeemable Value ("ERV"
in the formula) of that investment, according to the
following formula:

------------------------------------------------------------
                          [OBJECT OMITTED]
------------------------------------------------------------

|_|   Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after
taxes on distributions)" of Class A shares is an average
annual compounded rate of return for each year in a
specified number of years, adjusted to show the effect of
federal taxes (calculated using the highest individual
marginal federal income tax rates in effect on any
reinvestment date) on any distributions made by the Fund
during the specified period. It is the rate of return based
on the change in value of a hypothetical initial investment
of $1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking
into account the effect of taxes on Fund distributions, but
not on the redemption of Fund shares, according to the
following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

|_|   Average Annual Total Return (After Taxes on
Distributions and Redemptions).  The "average annual total
return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of
return for each year in a specified number of years,
adjusted to show the effect of federal taxes (calculated
using the highest individual marginal federal income tax
rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period
and the effect of capital gains taxes or capital loss tax
benefits (each calculated using the highest federal
individual capital gains tax rate in effect on the
redemption date) resulting from the redemption of the
shares at the end of the period. It is the rate of return
based on the change in value of a hypothetical initial
investment of $1,000 ("P" in the formula below) held for a
number of years ("n" in the formula) to achieve an ending
value ("ATVDR" in the formula) of that investment, after
taking into account the effect of taxes on fund
distributions and on the redemption of Fund shares,
according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P

o     Cumulative Total Return.  The "cumulative total
return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years.  Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis.  Cumulative total return
is determined as follows:

------------------------------------------------------------
                      [OBJECT OMITTED]
------------------------------------------------------------
o     Total Returns at Net Asset Value.  From time to time
the Fund may also quote a cumulative or an average annual
total return "at net asset value" (without deducting sales
charges) for Class A, Class B, Class C or Class N shares.
There is no sales charge on Class Y shares.  Each is based
on the difference in net asset value per share at the
beginning and the end of the period for a hypothetical
investment in that class of shares (without considering
front-end or contingent deferred sales charges) and takes
into consideration the reinvestment of dividends and
capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 9/30/02
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of   Cumulative Total             Average Annual Total Returns
Shares         Returns
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                  1-Year                            10-Year
                                                    5-Year
                                                     (or              (or
                                                life-of-class,   life-of-class,
                                                   if less)         if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After     Without  After    Without  After   Without  After   Without
          Sales     Sales    Sales    Sales    Sales   Sales    Sales   Sales
           Charge    Charge   Charge   Charge  Charge   Charge  Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A    73.77%1  82.44%1   1.57%    6.63%    1.90%   2.90%   5.68%1   6.20%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B    77.89%2  77.89%2   1.20%    6.11%    1.90%   2.17%   6.03%2   6.03%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C    42.02%3  42.02%3   5.17%    6.15%    2.14%   2.14%   4.89%3   4.89%3
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N   78.34% 4  78.34%4   5.72%    6.70%   2.68%4   2.68%4    N/A     N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y      N/A    14.98%5    N/A     7.06%     N/A    3.03%5    N/A     N/A
---------------------------------------------------------------------------------
1. Inception of Class A:      10/16/89.
2. Inception of Class B:      11/30/92. Because Class B
   shares convert to Class A shares 72 months after
   purchase, Class B "life-of-class" performance does not
   include any contingent deferred sales charge and uses
   Class A performance for the period after conversion.
3. Inception of Class C:      5/26/95.
4. Inception of Class N:      3/01/01.
5.    Inception of Class Y: 1/26/98.

 -------------------------------------------------------------------------------
     Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                         For the Periods Ended 9/30/02
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                                1-Year           5-Year           10 Years
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 After       Taxes      on      -1.48%           -1.39%            2.08%
 Distributions
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 After Taxes on
 Distributions and              0.94%            0.13%             2.72%
 Redemption of Fund Shares
 -------------------------------------------------------------------------------
  1. Inception of Class A shares: 10/16/89.

Other Performance Comparisons.  The Fund compares its
performance annually to that of an appropriate
broadly-based market index in its Annual Report to
shareholders. You can obtain that information by contacting
the Transfer Agent at the addresses or telephone numbers
shown on the cover of this Statement of Additional
Information. The Fund may also compare its performance to
that of other investments, including other mutual funds, or
use rankings of its performance by independent ranking
entities. Examples of these performance comparisons are set
forth below.

      |X|   Lipper Rankings. From time to time the Fund may
publish the ranking of the performance of its classes of
shares by Lipper, Inc. ("Lipper").  Lipper is a
widely-recognized independent mutual fund monitoring
service.  Lipper monitors the performance of regulated
investment companies, including the Fund, and ranks their
performance for various periods in categories based on
investment styles.  The Lipper performance rankings are
based on total returns that include the reinvestment of
capital gain distributions and income dividends but do not
take sales charges or taxes into consideration. Lipper also
publishes "peer-group" indices of the performance of all
mutual funds in a category that it monitors and averages of
the performance of the funds in particular categories.

      |X|   Morningstar Ratings.  From time to time the Fund
 may  publish  the star  rating  of the  performance  of its classes  of shares by  Morningstar,  Inc.,  an  independent mutual fund monitoring  service.  Morningstar  rates mutual funds  in  their  specialized  market  sector.  The Fund is ranked among the Multisector Bond category.

      Morningstar proprietary star ratings reflect
 historical risk-adjusted total investment return. For each
 fund with at least a three-year history, Morningstar
 calculates a Morningstar Rating(TM)based on a Morningstar
 Risk-Adjusted Return that accounts for variation in a
 fund's monthly performance (including the effects of sales
 charges, loads, and redemption fees), placing more
 emphasis on downward variations and rewarding consistent
 performance.  The top 10% of funds in each category
 receive 5 stars, the next 22.5% receive 4 stars, the next
 35% receive 3 stars, the next 22.5% receive 2 stars, and
 the bottom 10% receive 1 star.  (Each share class is
 counted as a fraction of one fund within this scale and
 rated separately, which may cause slight variations in the
 distribution percentages.) The Overall Morningstar Rating
 for a fund is derived from a weighted average of the
 performance figures associated with its three-, five-and
 ten-year (if applicable) Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other
Entities and Publications.  From time to time the Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar.  The performance
of the Fund's classes of shares may be compared in
publications to the performance of various
market indices or other investments, and averages,
performance rankings or other benchmarks prepared by
recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the
Fund's share classes to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills. However, the Fund's
returns and share price are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return. Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S.
government.

      From time to time, the Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

      From time to time the Fund may include in its
advertisements and sales literature the total return
performance of a hypothetical investment account that
includes shares of the fund and other Oppenheimer funds.
The combined account may be part of an illustration of an
asset allocation model or similar presentation. The account
performance may combine total return performance of the
Fund and the total return performance of other Oppenheimer
funds included in the account. Additionally, from time to
time, the Fund's advertisements and sales literature may
include, for illustrative or comparative purposes,
statistical data or other information about general or
specific market and economic conditions. That may include,
for example,

o     information about the performance of certain
   securities or commodities markets or segments of those
   markets,
o     information about the performance of the economies of
   particular countries or regions,
o     the earnings of companies included in segments of
   particular industries, sectors, securities markets,
   countries or regions,
o     the availability of different types of securities or
   offerings of securities,
o     information relating to the gross national or gross
   domestic product of the United States or other countries
   or regions, comparisons of various market sectors or
   indices to demonstrate performance, risk, or other
   characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods
that can be used to buy shares of the Fund. Appendix C
contains more information about the special sales charge
arrangements offered by the Fund, and the circumstances in
which sales charges may be reduced or waived for certain
classes of investors.

AccountLink.  When shares are purchased through
AccountLink, each purchase must be at least $50 and
                                                ---
shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new
account. Accounts established prior to November 1, 2002
will remain at $25 for additional purchases. Shares will be
purchased on the regular business day the Distributor is
instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares.  Dividends will begin to accrue
on shares purchased with the proceeds of ACH transfers on
the business day the Fund receives Federal Funds for the
purchase through the ACH system before the close of The New
York Stock Exchange. The Exchange normally closes at 4:00
P.M., but may close earlier on certain days.  If Federal
Funds are received on a business day after the close of the
Exchange, the shares will be purchased and dividends will
begin to accrue on the next regular business day.  The
proceeds of ACH transfers are normally received by the Fund
three days after the transfers are initiated. If the
proceeds of the ACH transfer are not received on a timely
basis, the Distributor reserves the right to cancel the
purchase order. The Distributor and the Fund are not
responsible for any delays in purchasing shares resulting
from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales.  No sales charge is imposed in certain
other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower
sales charge rates that apply to larger purchases of Class
A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your
   individual accounts (including IRAs and 403(b) plans),
   or for your joint accounts, or for trust or custodial
   accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of
   the Fund and other Oppenheimer funds   reduce the sales
   charge rate that applies to current purchases of Class A
   shares, and
o     Class A and Class B shares of Oppenheimer funds you
   previously purchased subject to an initial or contingent
   deferred sales charge to reduce the sales charge rate
   for current purchases of Class A shares, provided that
   you still hold your investment in one of the Oppenheimer
   funds.

      A fiduciary can count all shares purchased for a
trust, estate or other fiduciary account (including one or
more employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those
mutual funds for which the Distributor acts as the
distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of
Class A shares of each of the Oppenheimer funds described
above except the money market funds and Oppenheimer Senior
Floating Rate Fund. Under certain circumstances described
in this Statement of Additional Information, redemption
proceeds of certain money market fund shares may be subject
to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you
purchase Class A shares or Class A and Class B shares of
the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares.  The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period.  You can include
purchases made up to 90 days before the date of the
Letter.  Letters of Intent do not consider Class C or Class
N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in
writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this
may include purchases made up to 90 days prior to the date
of the Letter.  The Letter states the investor's intention
to make the aggregate amount of purchases of shares which,
when added to the investor's holdings of shares of those
funds, will equal or exceed the amount specified in the
Letter.  Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares.  Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter of Intent period,
when added to the value (at offering price) of the
investor's holdings of shares on the last day of that
period, do not equal or exceed the intended purchase
amount, the investor agrees to pay the additional amount of
sales charge applicable to such purchases. That amount is
described in "Terms of Escrow," below (those terms may be
amended by the Distributor from time to time).  The
investor agrees that shares equal in value to 5% of the
intended purchase amount will be held in escrow by the
Transfer Agent subject to the Terms of Escrow.  Also, the
investor agrees to be bound by the terms of the Prospectus,
this Statement of Additional Information and the
application used for a Letter of Intent. If those terms are
amended, as they may be from time to time by the Fund, the
investor agrees to be bound by the amended terms and that
those amendments will apply automatically to existing
Letters of Intent.

      If the total eligible purchases made during the
Letter of Intent period do not equal or exceed the intended
purchase amount, the concessions previously paid to the
dealer of record for the account and the amount of sales
charge retained by the Distributor will be adjusted to the
rates applicable to actual total purchases.  If total
eligible purchases during the Letter of Intent period
exceed the intended purchase amount and exceed the amount
needed to qualify for the next sales charge rate reduction
set forth in the Prospectus, the sales charges paid will be
adjusted to the lower rate. That adjustment will be made
only if and when the dealer returns to the Distributor the
excess of the amount of concessions allowed or paid to the
dealer over the amount of concessions that apply to the
actual amount of purchases.  The excess concessions
returned to the Distributor will be used to purchase
additional shares for the investor's account at the net
asset value per share in effect on the date of such
purchase, promptly after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for
purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype  401(k) plans under a Letter of Intent.  If the intended  purchase  amount under a Letter of Intent entered into by an

OppenheimerFunds  prototype  401(k) plan is not purchased by the plan by the end of the  Letter of Intent  period,  there
will  be  no   adjustment   of   concessions   paid  to  the
broker-dealer   or  financial   institution  of  record  for
accounts held in the name of that plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter of Intent period will be
deducted.  It is the responsibility of the dealer of record
and/or the investor to advise the Distributor about the
Letter in placing any purchase orders for the investor
during the Letter of Intent period.  All of such purchases
must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent.  For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase).  Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

      2. If the total minimum investment specified under
the Letter is completed within the 13-month Letter of
Intent period, the escrowed shares will be promptly
released to the investor.

      3. If, at the end of the 13-month Letter of Intent
period the total purchases pursuant to the Letter are less
than the intended purchase amount specified in the Letter,
the investor must remit to the Distributor an amount equal
to the difference between the dollar amount of sales
charges actually paid and the amount of sales charges which
would have been paid if the total amount purchased had been
made at a single time.  That sales charge adjustment will
apply to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is not paid
within twenty days after a request from the Distributor or
the dealer, the Distributor will, within sixty days of the
expiration of the Letter, redeem the number of escrowed
shares necessary to realize such difference in sales
charges.  Full and fractional shares remaining after such
redemption will be released from escrow.  If a request is
received to redeem escrowed shares prior to the payment of
such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
            subject to a Class A contingent deferred sales
            charge,
(b)   Class B shares of other Oppenheimer funds acquired
            subject to a contingent deferred sales charge,
            and
(c)   Class A or Class B shares acquired by exchange of
            either (1) Class A shares of one of the other
            Oppenheimer funds that were acquired subject to
            a Class A initial

            or contingent deferred sales charge or (2)
            Class B shares of one of the other Oppenheimer
            funds that were acquired subject to a
            contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically
be exchanged for shares of another fund to which an
exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow
will be transferred to that other fund.

Asset Builder Plans.  As explained in the Prospectus, you
must initially establish your account with $500.
Subsequently, you can establish an Asset Builder Plan to
automatically purchase additional shares directly from a
bank account for as little as $50.  For those accounts
established prior to November 1, 2002 and which have
previously established Asset Builder Plans, additional
purchases will remain at $25.  Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the
redemption restrictions for recent purchases described in
the Prospectus.  Asset Builder Plans are available only if
your bank is an ACH member.  Asset Builder Plans may not be
used to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts.  Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically.  Normally the debit will be made two
business days prior to the investment dates you selected on
your application.  Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

      Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor.  Complete the application
and return it.  You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them.  The Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charge or at reduced sales charge rates, as described in
Appendix C to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of the Fund will have their Class B shares
converted to Class A shares of the Fund when the plan's
applicable investments reach $5 million.  OppenheimerFunds
has entered into arrangements with certain record keepers
whereby the Transfer Agent compensates the record keeper
for its record keeping and account servicing functions that
it performs on behalf of the participant level accounts of
a retirement plan.  While such compensation may act to
reduce the record keeping fees charged by the retirement
plan's record keeper, that compensation arrangement may be
terminated at any time, potentially affecting the record
keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset values of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund.  However, each class has different shareholder
privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund.  A salesperson who is
entitled to receive compensation from his or her firm for
selling Fund shares may receive different levels of
compensation for selling one class of shares rather than
another.

      The Distributor will not accept any order in the
amount of $500,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of the Fund.

Class  A  Shares  Subject  to a  Contingent  Deferred  Sales
Charge.  For  purchases of Class A shares at net asset value whether  or  not  subject  to a  contingent  deferred  sales charge as described in the Prospectus,  no sales concessions will be paid to the  broker-dealer  of record,  as described in the  Prospectus,  on sales  of  Class A shares  purchased with the  redemption  proceeds  of shares of another  mutual fund offered as an  investment  option in a retirement  plan in which  Oppenheimer  funds are also offered as  investment options under a special  arrangement  with the  Distributor,
if  the  purchase   occurs  more  than  30  days  after  the
Oppenheimer  funds are added as an  investment  option under that plan.  Additionally,  that  concession will not be paid on  purchases  of Class A shares by a  retirement  plan made with the  redemption  proceeds  of Class N shares  of one or more  Oppenheimer  funds  held by the plan for more  than 18 months.

      |X|   Class B Conversion. Under current
interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares
to Class A shares after six years is not treated as a
taxable event for the shareholder. If those laws or the IRS
interpretation of those laws should change, the automatic
conversion feature may be suspended. In that event, no
further conversions of Class B shares would occur while
that suspension remained in effect.  Although Class B
shares could then be exchanged for Class A shares on the
basis of relative net asset value of the two classes,
without the imposition of a sales charge or fee, such
exchange could constitute a taxable event for the
shareholder, and absent such exchange, Class B shares might
continue to be subject to the asset-based sales charge for
longer than six years.

      |X|   Availability of Class N Shares.  In addition to
the description of the types of retirement plans which may
purchase Class N shares contained in the prospectus, Class
N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE
            IRAs),
o     to all rollover contributions made to Individual
            401(k) plans, Profit-Sharing Plans and Money
            Purchase Pension Plans,
o     to all direct rollovers from
            OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C
            to this Statement of Additional Information)
            which have entered into a special agreement
            with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a)
            or 401(k) of the Internal Revenue Code, the
            recordkeeper or the plan sponsor for which has
            entered into a special agreement with the
            Distributor,
o     to Retirement Plans of a plan sponsor where the
            aggregate assets of all such plans invested in
            the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans
            that pay for the purchase with the redemption
            proceeds of Class A shares of one or more
            Oppenheimer funds.
o     to certain customers of broker-dealers and financial
            advisors that are identified in a special
            agreement between the broker-dealer or
            financial advisor and the Distributor for that
            purpose.

      The sales concession and the advance of the service
fee, as described in the Prospectus, will not be paid to
dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of Class
            A shares of one or more Oppenheimer funds
            (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan to any IRA invested in the
            Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of  Class
            C shares of one or more Oppenheimer funds held
            by the plan for more than one year (other than
            rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA
            invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan made with the redemption proceeds
            of Class A shares of one or more Oppenheimer
            funds.

      No sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class N shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses
related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and
auditing costs.  Those expenses are paid out of the Fund's
assets and are  not paid directly by shareholders.
However, those expenses reduce the net asset values of
shares, and therefore are indirectly borne by shareholders
through their investment.

      The methodology for calculating the net asset value,
dividends and distributions of the Fund's share classes
recognizes two types of expenses.  General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class.  Such
general expenses include management fees, legal,
bookkeeping and audit fees, printing and mailing costs of
shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders,
fees to unaffiliated Trustees, custodian expenses, share
issuance costs, organization and start-up costs, interest,
taxes and brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class.  Examples of such expenses include
distribution and  service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee
is assessed on any account valued at less than $500.  This
fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the
      automatic conversion of shares from Class B to Class
      A shares;
o     Accounts with an active Asset Builder Plan, payroll
      deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts
      that are making continuing purchases;
o     Certain accounts held by broker-dealers through the
      National Securities Clearing Corporation; and
o     Accounts that fall below the $500 threshold due
      solely to market fluctuations within the 12-month
      period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying
accounts annually on or about the second to last business
day of September.  This annual fee is waived for any
shareholders who elect to access their account documents
through electronic document delivery rather than in paper
copy and who elect to utilize the Internet or PhoneLink as
their primary source for their general servicing needs.  To
sign up to access account documents electronically via
eDocs Direct, please visit the Service Center on our
website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862
           ------------------------
for instructions.

Determination of Net Asset Values Per Share.  The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of The New York
Stock Exchange ("the Exchange") on each day that the
Exchange is open. The calculation is done by dividing the
value of the Fund's net assets attributable to a class by
the number of shares of that class that are outstanding.
The Exchange normally closes at 4:00 P.M., Eastern time,
but may close earlier on some other days (for example, in
case of weather emergencies or on days falling before a
U.S. holiday).  All references to time in this Statement of
Additional Information mean "Eastern time." The Exchange's
most recent annual announcement (which is subject to
change) states that it will close on New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day
and Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares. Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of the Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of the Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless
the Manager determines that the event is likely to effect a
material change in the value of the security. The Manager,
or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under
procedures established by the Board and subject to the
approval, ratification and confirmation by the Board at its
next ensuing meeting.

      |X|   Securities Valuation.  The Fund's Board of
Trustees has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:

o     Equity securities traded on a U.S. securities
exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they
               are valued at the last reported sale price
               on the principal exchange on which they are
               traded or on Nasdaq, as applicable, on that
               day, or
(2)   if last sale information is not available on a
               valuation date, they are valued at the last
               reported sale price preceding the valuation
               date if it is within the spread of the
               closing "bid" and "asked" prices on the
               valuation date or, if not,  at the closing
               "bid" price on the valuation date.
o     Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing
               service approved by the Board of Trustees,
               or
(2)   at the last sale price obtained by the Manager from
               the report of the principal exchange on
               which the security is traded at its last
               trading session on or immediately before the
               valuation date, or
(3)   at the mean between the "bid" and "asked" prices
               obtained from the principal exchange on
               which the security is traded or, on the
               basis of reasonable inquiry, from two market
               makers in the security.
o     Long-term debt securities having a remaining maturity
in excess of 60 days are valued based on the mean between
the "bid" and "asked" prices determined by a portfolio
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than
               397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
               less when issued and have a remaining
               maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
               of 397 days or less when issued and which
               have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted
for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money
               market fund that had a maturity of less than
               397 days when issued that have a remaining
               maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
               have a remaining maturity of 397 days or
               less.
o     Securities (including restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures.  If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Trustees. The pricing service may
use "matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities).  The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on Nasdaq, as applicable, as determined by a pricing
service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on Nasdaq on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on Nasdaq on the
valuation date.  If the put, call or future is not traded
on an exchange or on Nasdaq, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section.  The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received.  If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction.  If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to United Missouri
Bank (the "Bank") for clearance, the Bank will ask the Fund
to redeem a sufficient number of full and fractional shares
in the shareholder's account to cover the amount of the
check.  This enables the shareholder to continue receiving
dividends on those shares until the check is presented to
the Fund.  Checks may not be presented for payment at the
offices of the Bank or the Fund's custodian.  This
limitation does not affect the use of checks for the
payment of bills or to obtain cash at other banks. The Fund
reserves the right to amend, suspend or discontinue
offering checkwriting privileges at any time.  The Fund
will provide you notice whenever it is required to do so by
applicable law.

      In choosing to take advantage of the Checkwriting
privilege, by signing the account application or by
completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the
         registered owner(s) of the shares of the Fund in
         that account;
(2)   for accounts for corporations, partnerships, trusts
         and other entities, represents that they are an
         officer, general partner, trustee or other
         fiduciary or agent, as applicable, duly authorized
         to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank
         through which the Fund's drafts (checks) are
         payable to pay all checks drawn on the Fund
         account of such person(s) and to redeem a
         sufficient amount of shares from that account to
         cover payment of each check;
(4)   specifically acknowledges that if they choose to
         permit checks to be honored if there is a single
         signature on checks drawn against joint accounts,
         or accounts for corporations, partnerships, trusts
         or other entities, the signature of any one
         signatory on a check will be sufficient to
         authorize payment of that check and redemption
         from the account, even if that account is
         registered in the names of more than one person or
         more than one authorized signature appears on the
         Checkwriting card or the application, as
         applicable;
(5)   understands that the Checkwriting privilege may be
         terminated or amended at any time by the Fund
         and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its
         bank shall incur any liability for that amendment
         or termination of checkwriting privileges or for
         redeeming shares to pay checks reasonably believed
         by them to be genuine, or for returning or not
         paying checks that have not been accepted for any
         reason.

Sending Redemption Proceeds by Federal Funds Wire.  The
Federal Funds wire of redemption proceeds may be delayed if
the Fund's custodian bank is not open for business on a day
when the Fund would normally authorize the wire to be made,
which is usually the Fund's next regular business day
following the redemption.  In those circumstances, the wire
will not be transmitted until the next bank business day on
which the Fund is open for business.  No dividends will be
paid on the proceeds of redeemed shares awaiting transfer
by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:
o     Class A shares purchased subject to an initial sales
         charge or Class A shares on which a contingent
         deferred sales charge was paid, or
o     Class B shares that were subject to the Class B
         contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order.  The shareholder must ask the Transfer Agent for
that privilege at the time of reinvestment. This privilege
does not apply to Class C, Class N or Class Y shares. The
Fund may amend, suspend or cease offering this reinvestment
privilege at any time as to shares redeemed after the date
of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain.  If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment.  Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were redeemed may not include the
amount of the sales charge paid.  That would reduce the
loss or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees
of the Fund may determine that it would be detrimental to
the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly
in cash. In that case, the Fund may pay the redemption
proceeds in whole or in part by a distribution "in kind" of
liquid securities from the portfolio of the Fund, in lieu
of cash.

      The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. The Fund's Board of Trustees has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $500 or such lesser amount as the
Board may fix.  The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations.  If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares.  When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C and Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans.  Requests for
distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be
addressed to "Trustee, OppenheimerFunds Retirement Plans,"
c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the
         distribution is premature; and
(3)   conform to the requirements of the plan and the
         Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors)
in OppenheimerFunds-sponsored pension or profit-sharing
plans with shares of the Fund held in the name of the plan
or its fiduciary may not directly request redemption of
their accounts.  The plan administrator or fiduciary must
sign the request.

      Distributions from pension and profit sharing plans
are subject to special requirements under the Internal
Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed.  Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers.  The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers.  Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of the Exchange on a regular business day, it
will be processed at that day's net asset value if the
order was received by the dealer or broker from its
customers prior to the time the Exchange closes. Normally,
the Exchange closes at 4:00 P.M., but may do so earlier on
some days. Additionally, the order must have been
transmitted to and received by the Distributor prior to its
close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer
under this procedure, payment will be made within three
business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents
in proper form. The signature(s) of the registered owners
on the redemption documents must be guaranteed as described
in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan.  Shares will be redeemed three business days prior to
the date requested by the shareholder for receipt of the
payment.  Automatic withdrawals of up to $1,500 per month
may be requested by telephone if payments are to be made by
check payable to all shareholders of record. Payments must
also be sent to the address of record for the account and
the address must not have been changed within the prior 30
days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

      Payments are normally made by check, but shareholders
having AccountLink privileges (see "How To Buy Shares") may
arrange to have Automatic Withdrawal Plan payments
transferred to the bank account designated on the account
application or by signature-guaranteed instructions sent to
the Transfer Agent.  Shares are normally redeemed pursuant
to an Automatic Withdrawal Plan three business days before
the payment transmittal date you select in the account
application.  If a contingent deferred sales charge applies
to the redemption, the amount of the check or payment will
be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the
date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below.  These
provisions may be amended from time to time by the Fund
and/or the Distributor.  When adopted, any amendments will
automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $50. Instructions should be
provided on the OppenheimerFunds Application or
signature-guaranteed instructions. Exchanges made under
these plans are subject to the restrictions that apply to
exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional
Information.

Automatic  Withdrawal  Plans.  Fund  shares will be redeemed as necessary to meet  withdrawal  payments.  Shares acquired without  a sales  charge  will  be  redeemed  first.  Shares
acquired  with   reinvested   dividends  and  capital  gains
distributions  will be  redeemed  next,  followed  by shares acquired  with a sales  charge,  to the extent  necessary to
make   withdrawal   payments.   Depending  upon  the  amount
withdrawn,   the  investor's   principal  may  be  depleted.
Payments  made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of the Fund
purchased for and held under the Plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the Plan application
so that the shares represented by the certificate may be
held under the Plan.

      For accounts subject to Automatic Withdrawal Plans,
distributions of capital gains must be reinvested in shares
of the Fund, which will be done at net asset value without
a sales charge. Dividends on shares held in the account may
be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments
at the net asset value per share determined on the
redemption date.  Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments
and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any
time by the Planholder by writing to the Transfer Agent.
The Planholder should allow at least two weeks' time after
mailing such notification for the requested change to be
put in effect.  The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the Plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by
writing to the Transfer Agent.  The Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

      To use shares held under the Plan as collateral for a
debt, the Planholder may request issuance of a portion of
the shares in certificated form.  Upon written request from
the Planholder, the Transfer Agent will determine the
number of shares for which a certificate may be issued
without causing the withdrawal checks to stop. However,
should such uncertificated shares become exhausted, Plan
withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent
for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose. You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A,
      B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial New York Tax Exempt
                                              Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund,
                                              Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Limited Term Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New Jersey Municipal Fund   Limited Term New York Municipal
                                              Fund
      Oppenheimer New York Municipal Fund     Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer Multiple Strategies
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Champion Income Fund        Oppenheimer New York Municipal Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Developing Markets Fund     Oppenheimer Quest Global Value
                                              Fund, Inc.
      Oppenheimer Gold & Special Minerals     Oppenheimer Rochester National
      Fund                                    Municipals
      Oppenheimer International Bond Fund     Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer International Growth Fund   Oppenheimer Small Cap Value Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not
      be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
      Cash Reserves are generally available only by
      exchange from the same class of shares of other
      Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
      Fund may be exchanged only for Class A shares of
      other Oppenheimer funds. They may not be acquired by
      exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal
      Fund may be exchanged only for Class B shares of
      other Oppenheimer funds and no exchanges may be made
      to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may
      not be exchanged for shares of Oppenheimer Money
      Market Fund, Inc., Oppenheimer Cash Reserves or
      Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase
      shares of Oppenheimer Capital Preservation Fund, and
      only those participants may exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate
      Fund are not available by exchange of shares of
      Oppenheimer Money Market Fund or Class A shares of
      Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury
      Advisors S&P Index Fund and Oppenheimer Select
      Managers QM Active Balanced Fund are only available
      to retirement plans and are available only by
      exchange from the same class of shares of other
      Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged
      at net asset value for shares of any money market
      fund offered by the Distributor. Shares of any money
      market fund purchased without a sales charge may be
      exchanged for shares of Oppenheimer funds offered
      with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal
      charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
      purchased with the redemption proceeds of shares of
      other mutual funds (other than funds managed by the
      Manager or its subsidiaries) redeemed within the 30
      days prior to that purchase may subsequently be
      exchanged for shares of other Oppenheimer funds
      without being subject to an initial sales charge or
      contingent deferred sales charge. To qualify for that
      privilege, the investor or the investor's dealer must
      notify the Distributor of eligibility for this
      privilege at the time the shares of Oppenheimer Money
      Market Fund, Inc. are purchased. If requested, they
      must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of
      dividends or distributions from any of the other
      Oppenheimer funds or from any unit investment trust
      for which reinvestment arrangements have been made
      with the Distributor may be exchanged at net asset
      value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law. It may be required to provide 60 days'
notice prior to materially amending or terminating the
exchange privilege. That 60 day notice is not required in
extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales
Charges. No contingent deferred sales charge is imposed on
exchanges of shares of any class purchased subject to a
contingent deferred sales charge, with the following
exceptions:

o     When Class A shares of any Oppenheimer fund (other
than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent
deferred sales charge are redeemed within 18 months
measured from the beginning of the calendar month of the
initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the
redeemed shares.

o     When Class A shares of Rochester National Municipals
and Rochester Fund Municipals acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed
within 24 months of the beginning of the calendar month of
the initial purchase of the exchanged Class A shares, the
Class A contingent deferred sales charge is imposed on the
redeemed shares.

o     If any Class A shares of another Oppenheimer fund
that are exchanged for Class A shares of Oppenheimer Senior
Floating Rate Fund are subject to the Class A contingent
deferred sales charge of the other Oppenheimer fund at the
time of exchange, the holding period for that Class A
contingent deferred sales charge will carry over to the
Class A shares of Oppenheimer Senior Floating Rate Fund
acquired in the exchange. The Class A shares of Oppenheimer
Senior Floating Rate Fund acquired in that exchange will be
subject to the Class A Early Withdrawal Charge of
Oppenheimer Senior Floating Rate Fund if they are
repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and
Oppenheimer Money Market Fund, Inc. acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to
a Class A contingent deferred sales charge are redeemed
within the Class A holding period of the fund from which
the shares were exchanged, the Class A contingent deferred
sales charge of the fund from which the shares were
exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B
contingent deferred sales charge is imposed on Class B
shares acquired by exchange if they are redeemed within six
years of the initial purchase of the exchanged Class B
shares.

o     With respect to Class C shares, the Class C
contingent deferred sales charge is imposed on Class C
shares acquired by exchange if they are redeemed within 12
months of the initial purchase of the exchanged Class C
shares.

o     With respect to Class N shares, a 1% contingent
deferred sales charge will be imposed if the retirement
plan (not including IRAs and 403(b) plans) is terminated or
Class N shares of all Oppenheimer funds are terminated as
an investment option of the plan and Class N shares are
redeemed within 18 months after the plan's first purchase
of Class N shares of any Oppenheimer fund or with respect
to an individual retirement plan or 403(b) plan, Class N
shares are redeemed within 18 months of the plan's first
purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed
to effect an exchange, the priorities described in "How To
Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales
charge will be followed in determining the order in which
the shares are exchanged. Before exchanging shares,
shareholders should take into account how the exchange may
affect any contingent deferred sales charge that might be
imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class
must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund
reserves the right to reject telephone or written exchange
requests submitted in bulk by anyone on behalf of more than
one account.  The Fund may accept requests for exchanges of
up to 50 accounts per day from representatives of
authorized dealers that qualify for this privilege.
      |X|   Telephone Exchange Requests. When exchanging
shares by telephone, a shareholder must have an existing
account in the fund to which the exchange is to be made.
Otherwise, the investors must obtain a prospectus of that
fund before the exchange request may be submitted. If all
telephone lines are busy (which might occur, for example,
during periods of substantial market fluctuations),
shareholders might not be able to request exchanges by
telephone and would have to submit written exchange
requests.

Processing  Exchange  Requests.  Shares to be exchanged  are redeemed  on the regular  business  day the  Transfer  Agent
receives   an   exchange   request   in  proper   form  (the
"Redemption  Date").  Normally,  shares  of the  fund  to be acquired are  purchased  on the  Redemption  Date,  but such purchases  may be delayed by either fund up to five business days if it determines that it would be  disadvantaged  by an immediate  transfer  of the  redemption  proceeds.  The Fund reserves  the  right,  in  its  discretion,  to  refuse  any exchange request that may  disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer might require the  disposition of portfolio  securities at a time or at a price  that  might  be  disadvantageous  to the
Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one
fund to another, any special account feature such as an
Asset Builder Plan or Automatic Withdrawal Plan, will be
switched to the new fund account unless you tell the
Transfer Agent not to do so.  However, special redemption
and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account
in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request.  In those cases, only the shares
available for exchange without restriction will be
exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should assure that the fund selected
is appropriate for his or her investment and should be
aware of the tax consequences of an exchange.  For federal
income tax purposes, an exchange transaction is treated as
a redemption of shares of one fund and a purchase of shares
of another.  "Reinvestment Privilege," above, discusses
some of the tax consequences of reinvestment of redemption
proceeds in such cases.  The Fund, the Distributor, and the
Transfer Agent are unable to provide investment, tax or
legal advice to a shareholder in connection with an
exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on
shares held of record at the time of the previous
determination of net asset value, or as otherwise described
in "How to Buy Shares."  Daily dividends will not be
declared or paid on newly purchased shares until such time
as Federal Funds (funds credited to a member bank's account
at the Federal Reserve Bank) are available from the
purchase payment for such shares.  Normally, purchase
checks received from investors are converted to Federal
Funds on the next business day.  Shares purchased through
dealers or brokers normally are paid for by the third
business day following the placement of the purchase order.

      Shares redeemed through the regular redemption
procedure will be paid dividends through and including the
day on which the redemption request is received by the
Transfer Agent in proper form.  Dividends will be declared
on shares repurchased by a dealer or broker for three
business days following the trade date (that is, up to and
including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends
accrued on shares of the same class in the account will be
paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on
Class A shares at a constant level requires the Manager to
monitor the Fund's portfolio and, if necessary, to select
higher-yielding securities when it is deemed appropriate to
seek income at the level needed to meet the target. Those
securities must be within the Fund's investment parameters,
however. The Fund expects to pay dividends at a targeted
level from its net investment income and other
distributable income without any impact on the net asset
values per share.

      The Fund has no fixed dividend rate for Class B,
Class C, Class N and Class Y shares, and the rate can
change for Class A shares. There can be no assurance as to
the payment of any dividends or the realization of any
capital gains. The dividends and distributions paid by a
class of shares will vary from time to time depending on
market conditions, the composition of the Fund's portfolio,
and expenses borne by the Fund or borne separately by a
class. Dividends are calculated in the same manner, at the
same time, and on the same day for each class of shares.
However, dividends on Class B, Class C and Class N shares
are expected to be lower than dividends on Class A and
Class Y shares. That is because of the effect of the
asset-based sales charge on Class B, Class C and Class N
shares. Those dividends will also differ in amount as a
consequence of any difference in the net asset values of
the different classes of shares.

      Dividends, distributions and proceeds of the
redemption of Fund shares represented by checks returned to
the Transfer Agent by the Postal Service as undeliverable
will be invested in shares of Oppenheimer Money Market
Fund, Inc.  Reinvestment will be made as promptly as
possible after the return of such checks to the Transfer
Agent, to enable the investor to earn a return on otherwise
idle funds. Unclaimed accounts may be subject to state
escheatment laws, and the Fund and the Transfer Agent will
not be liable to shareholders or their representatives for
compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and
Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this
Statement of Additional Information is based on tax law in
effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be
changed by legislative, judicial, or administrative action,
sometimes with retroactive effect. State and local tax
treatment of ordinary income dividends and capital gain
dividends from regulated investment companies may differ
from the treatment under the Internal Revenue Code
described below. Potential purchasers of shares of the Fund
are urged to consult their tax advisers with specific
reference to their own tax circumstances as well as the
consequences of federal, state and local tax rules
affecting an investment in the Fund.

      |  Qualification as a Regulated Investment Company.
The Fund has elected to be taxed as a regulated investment
company under Subchapter M of the Internal Revenue Code of
1986, as amended.  As a regulated investment company, the
Fund is not subject to federal income tax on the portion of
its net investment income (that is, taxable interest,
dividends, and other taxable ordinary income, net of
expenses) and capital gain net income (that is, the excess
of net long-term capital gains over net short-term capital
losses) that it distributes to shareholders. That
qualification enables the Fund to "pass through" its income
and realized capital gains to shareholders without having
to pay tax on them. This avoids a "double tax" on that
income and capital gains, since shareholders normally will
be taxed on the dividends and capital gains they receive
from the Fund (unless their Fund shares are held in a
retirement account or the shareholder is otherwise exempt
from tax).

      The Internal Revenue Code contains a number of
complex tests relating to qualification that the Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, the Fund would be treated for
tax purposes as an ordinary corporation and would receive
no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the
Fund must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. The Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below.  Distributions by
the Fund made during the taxable year or, under specified
circumstances, within 12 months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the
Fund must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, the Fund must satisfy an asset diversification test
in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of the Fund's
taxable year, at least 50% of the value of the Fund's
assets must consist of cash and cash items (including
receivables), U.S. government securities, securities of
other regulated investment companies, and securities of
other issuers. As to each of those issuers, the Fund must
not have invested more than 5% of the value of the Fund's
total assets in securities of each such issuer and the Fund
must not hold more than 10% of the outstanding voting
securities of each such issuer. No more than 25% of the
value of its total assets may be invested in the securities
of any one issuer (other than U.S. government securities
and securities of other regulated investment companies), or
in two or more issuers which the Fund controls and which
are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed
by certain agencies or instrumentalities of the U.S.
government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the
Internal Revenue Code, by December 31 each year, the Fund
must distribute 98% of its taxable investment income earned
from January 1 through December 31 of that year and 98% of
its capital gains realized in the period from November 1 of
the prior year through October 31 of the current year. If
it does not, the Fund must pay an excise tax on the amounts
not distributed. It is presently anticipated that the Fund
will meet those requirements. To meet this requirement, in
certain circumstances the Fund might be required to
liquidate portfolio investments to make sufficient
distributions to avoid excise tax liability. However, the
Board of Trustees and the Manager might determine in a
particular year that it would be in the best interests of
shareholders for the Fund not to make such distributions at
the required levels and to pay the excise tax on the
undistributed amounts. That would reduce the amount of
income or capital gains available for distribution to
shareholders.

Taxation  of  Fund   Distributions.   The  Fund  anticipates
distributing  substantially  all of its  investment  company taxable  income for each taxable year.  Those  distributions will be  taxable  to  shareholders  as  ordinary  income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of the Fund's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction.  The amount of dividends paid by the Fund
that may qualify for the deduction is limited to the
aggregate amount of qualifying dividends that the Fund
derives from portfolio investments that the Fund has held
for a minimum period, usually 46 days. A corporate
shareholder will not be eligible for the deduction on
dividends paid on Fund shares held for 45 days or less.  To
the extent the Fund's dividends are derived from gross
income from option premiums, interest income or short-term
gains from the sale of securities or dividends from foreign
corporations, those dividends will not qualify for the
deduction.

      The Fund may either retain or distribute to
shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.
If net long term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as a long-term capital gain and
will be properly identified in reports sent to shareholders
in January of each year. Such treatment will apply no
matter how long the shareholder has held his or her shares
or whether that gain was recognized by the Fund before the
shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain,
the Fund will be subject to tax on it at the 35% corporate
tax rate. If the Fund elects to retain its net capital
gain, the Fund will provide to shareholders of record on
the last day of its taxable year information regarding
their pro rata share of the gain and tax paid. As a result,
each shareholder will be required to report his or her pro
rata share of such gain on their tax return as long-term
capital gain, will receive a refundable tax credit for
his/her pro rata share of tax paid by the Fund on the gain,
and will increase the tax basis for his/her shares by an
amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund
from sources within foreign countries may be subject to
foreign taxes withheld at the source.  The United States
has entered into tax treaties with many foreign countries
which entitle the Fund to a reduced rate of, or exemption
from, taxes on such income.

      Distributions by the Fund that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by the Fund must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of the Fund's investment policies, they will
be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the
manner described above regardless of whether the
distributions are paid in cash or reinvested in additional
shares of the Fund (or of another fund).  Shareholders
receiving a distribution in the form of additional shares
will be treated as receiving a distribution in an amount
equal to the fair market value of the shares received,
determined as of the reinvestment date.

      The Fund will be required in certain cases to
withhold 30% (29% for payments after December 31, 2003) of
ordinary income dividends, capital gains distributions and
the proceeds of the redemption of shares, paid to any
shareholder (1) who has failed to provide a correct
                                            -------
taxpayer identification number or to properly certify that
number when required, (2) who is subject to backup
withholding for failure to report the receipt of interest
or dividend income properly, or (3) who has failed to
certify to the Fund that the shareholder is not subject to
backup withholding or is an "exempt recipient" (such as a
corporation). All income and any tax withheld by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

Tax  Effects  of  Redemptions  of Shares.  If a  shareholder redeems all or a portion of his/her shares,  the shareholder
                        -
will  recognize a gain or loss on the redeemed  shares in an amount equal to the  difference  between the proceeds of the redeemed shares and the shareholder's  adjusted tax basis in the  shares.  All or a  portion  of any loss  recognized  in that manner may be disallowed if the  shareholder  purchases other  shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the
redemption of shares of the Fund will be considered capital
gain or loss, if the shares were held as a capital asset.
It will be long-term capital gain or loss if the shares
were held for more than one year.  However, any capital
loss arising from the redemption of shares held for six
months or less will be treated as a long-term capital loss
to the extent of the amount of capital gain dividends
received on those shares. Special holding period rules
under the Internal Revenue Code apply in this case to
determine the holding period of shares and there are limits
on the deductibility of capital losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a
shareholder who is a foreign person (to include, but not
limited to, a nonresident alien individual, a foreign
trust, a foreign estate, a foreign corporation, or a
foreign partnership) primarily depends on whether the
foreign person's income from the Fund is effectively
connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual
fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund
(and are deemed not "effectively connected income") to
foreign persons will be subject to a U.S. tax withheld by
the Fund at a rate of 30%, provided the Fund obtains a
properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's
country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income
dividends paid by the Fund. All income and any tax withheld
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are
                                                     ---
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided the Fund obtains
a properly completed and signed Certificate of Foreign
Status.

      If the foreign person fails to provide a
certification of his/her foreign status, the Fund will be
required to withhold U.S. tax at a rate of 30% (29% for
payments after December 31, 2003) on ordinary income
dividends, capital gains distributions and the proceeds of
the redemption of shares, paid to any foreign person. All
income and any tax withheld (in this situation) by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein.  Foreign
shareholders are urged to consult their own tax advisors or
the U.S. Internal Revenue Service with respect to the
particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding
taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above. Reinvestment will
be made without sales charge at the net asset value per
share in effect at the close of business on the payable
date of the dividend or distribution. To elect this option,
the shareholder must notify the Transfer Agent in writing
and must have an existing account in the fund selected for
reinvestment. Otherwise the shareholder first must obtain a
prospectus for that fund and an application from the
Distributor to establish an account. Dividends and/or
distributions from shares of certain other Oppenheimer
funds (other than Oppenheimer Cash Reserves) may be
invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of
the other Oppenheimer funds and is sub-distributor for
funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's
Transfer Agent, is a division of the Manager. It is
responsible for maintaining the Fund's shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders. It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee. It also acts as shareholder servicing agent for the
other Oppenheimer funds. Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian.  J.P. Morgan Chase Bank is the custodian of
the Fund's assets. The custodian's responsibilities include
safeguarding and controlling the Fund's portfolio
securities and handling the delivery of such securities to
and from the Fund.  It is the practice of the Fund to deal
with the custodian in a manner uninfluenced by any banking
relationship the custodian may have with the Manager and
its affiliates.  The Fund's cash balances with the
custodian in excess of $100,000 are not protected by
federal deposit insurance.  Those uninsured balances at
times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the
independent auditors of the Fund. They audit the Fund's
financial statements and perform other related audit
services.  They also act as auditors for the Manager and
for certain other funds advised by the Manager and its
affiliates.
INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Board of Trustees and Shareholders of
 Oppenheimer Strategic Income Fund:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Strategic Income Fund, a series of Oppenheimer Strategic Funds
 Trust, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Strategic Income Fund, a series of Oppenheimer Strategic Funds
 Trust, as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 Deloitte & Touche LLP

 Denver, Colorado
 October 25, 2002

STATEMENT OF INVESTMENTS September 30, 2002

                                                          Principal   Market Value
                                                             Amount     See Note 1
===================================================================================

 Asset-Backed Securities--2.4%
-----------------------------------------------------------------------------------
 American Money Management Corp.,
 Commercial Debt Obligations
 Sub. Bonds, Series I, Cl. D1, 13.602%, 1/15/12(1)       $ 8,642,914 $   5,228,963
-----------------------------------------------------------------------------------
 AQ Finance NIM Trust, Collateralized Mtg.
 Obligations, Series 1999-1,
 Cl. D, 9.75%, 3/25/29                                     1,479,266     1,467,247
-----------------------------------------------------------------------------------
 Asset Backed Securities Corp. Home Equity
 Loan Trust Asset-Backed Pass-Through Certificates,
 Series 2001-HE1, Cl. B, 4.323%, 4/15/31(2)                5,000,000     4,966,105
-----------------------------------------------------------------------------------
 Block Mortgage Finance, Inc., Asset-Backed
 Certificates, Series 1999-1,
 Cl. A2, 6%, 4/25/20(1)                                    1,390,565     1,394,904
-----------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Home Equity Loan
 Pass-Through Certificates:
 Series 1999-F, Cl. A3, 6.97%, 10/15/30                   10,000,000    10,293,759
 Series 2001-D, Cl. M2, 3.573%, 11/15/32(2)                8,500,000     8,302,944
-----------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp.,
 Manufactured Housing Contract Sr. Sub. Pass-Through
 Certificates, Series 2000-2, Cl. M2, 10.32%, 12/1/30      5,000,000     4,748,363
-----------------------------------------------------------------------------------
 Consumer Credit Reference Index Securities
 Program, Credit Card
 Asset-Backed Certificates, Series 2002-B,
 Cl. FX, 10.421%, 3/22/07(1)                              15,000,000    15,787,500
-----------------------------------------------------------------------------------
 Countrywide Asset-Backed Certificates, Inc.,
 Home Equity Asset-Backed
 Certificates, Series 2000-1, Cl. BV, 3.914%, 3/25/31(1,2) 5,033,000     5,014,789
-----------------------------------------------------------------------------------
 DLJ Ltd., Collateralized Bond Obligations,
 Series 1A, Cl. C2,
 11.96%, 4/15/11(1,3,4)                                   15,000,000         6,000
-----------------------------------------------------------------------------------
 DVI Receivables Corp., Equipment
 Asset-Backed Certificates,
 Series 2001-2, Cl. C, 4.405%, 11/11/09                    4,474,311     4,551,912
-----------------------------------------------------------------------------------
 Embarcadero Aircraft Securitization
 Trust, Airplane Collateral
 Obligations, Series 2000-A, Cl. B, 2.926%, 8/15/25(1,2)   2,275,079       227,508
-----------------------------------------------------------------------------------
 First U.S.A. Credit Card Master Trust,
 Asset-Backed Certificates,
 Series 2001-2, Cl. C, 2.774%, 11/20/06(2,5)              10,000,000    10,000,254
-----------------------------------------------------------------------------------
 Goldman Sachs Asset Management CBO Ltd.,
 Sub. Collateralized
 Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11(3)    6,000,000       900,000
-----------------------------------------------------------------------------------
 Green Tree Financial Corp., Manufactured
 Housing Contract Sr. Sub. Pass-Through
 Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29       5,000,000     4,895,950
-----------------------------------------------------------------------------------
 Greenpoint Credit Manufactured Housing
 Contract Trust, Pass-Through
 Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/20/31(1)   5,214,000     5,098,314
-----------------------------------------------------------------------------------
 Lehman ABS Manufactured Housing Contract,
 Commercial Mtg. Pass-Through Certificates,
 Series 2001-B, Cl. A4, 5.27%, 9/15/18                     5,300,000     5,558,242
-----------------------------------------------------------------------------------
 Madison Avenue CDO Ltd., Commercial Debt Obligations,
 Series 2A, Cl. C1, 4.021%, 3/24/14(1,2)                   3,000,000     1,230,000
-----------------------------------------------------------------------------------
 MBNA Master Credit Card Trust, Asset-Backed
 Nts., Series 2000-H,
 Cl. C, 3.026%, 1/15/13(2,5)                               5,000,000     5,042,188
-----------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg.
 Obligations, Series 1999-I,
 Cl. ECFD, 8.75%, 12/25/28(1)                              5,947,452     3,508,996
-----------------------------------------------------------------------------------
 Ocwen Capital Trust I, Collateralized Mtg. Obligations,
 Series 1999-OAC, Cl. 1, 9.50%, 4/27/29                    2,430,072       776,864
-----------------------------------------------------------------------------------
 ONYX Acceptance Auto Trust, Automobile
 Asset-Backed Certificates,
 Series 2002, Cl. A, 13.60%, 2/20/32                      11,906,611    11,847,078
-----------------------------------------------------------------------------------
 Option One Mortgage Securities Corp., Home Equity
 Collateralized Mtg. Obligations:
 Series 1999-1, Cl. CTFS, 10.06%, 3/26/29(1)               1,619,104     1,559,906
 Series 1999-3, Cl. CTFS, 10.80%, 12/26/29                 1,214,268     1,192,260

12    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================

 Asset-Backed Securities Continued
-----------------------------------------------------------------------------------
 Providian Master Trust, Sub. Collateralized
 Mtg. Obligations,
 Series 2000-2, Cl. C, 7.98%, 4/15/09(1)                 $ 6,200,000 $   6,200,000
-----------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII,
 Inc., Home Equity Pass-Through Certificates,
 Series 2002-W M1, Cl. M2, 3.364%, 1/25/32(1,2)            8,000,000     8,007,500
-----------------------------------------------------------------------------------
 SB Finance Trust, Mtg. Pass-Through
 Certificates, Series 1999-1, Cl. D,
 10.50%, 6/25/29(1)                                        1,584,226     1,520,857
-----------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized
 Mtg. Obligations, Mtg. Pass-Through Certificates,
 Series 1999-SP1, Cl. B, 9%, 5/25/29                       7,732,734     7,686,534
                                                                    ---------------
 Total Asset-Backed Securities (Cost $166,286,317)                     137,014,937

==================================================================================
 Corporate Loans--0.0%
-----------------------------------------------------------------------------------
 Telergy, Inc., Sr. Sec. Credit Facilities
 Term Loan, 11.111%, 1/1/02(1,3,4)
 (Cost $8,699,795)                                         8,877,258        44,387

===================================================================================
 Mortgage-Backed Obligations--62.0%
-----------------------------------------------------------------------------------
 Government Agency--49.4%
-----------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--48.2%
 Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
 Participation Certificates, 7.50%, 2/1/32                18,180,340    19,180,455
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Participation Certificates:
 10.50%, 5/1/20                                            1,150,595     1,335,363
 11.50%, 10/1/16                                           1,155,239     1,335,664
 11.50%, 1/1/18(6)                                             7,284         8,431
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Pass-Through Certificates:
 8.50%, 8/1/31                                            12,875,198    13,780,765
 10%, 4/1/20-5/1/20                                        1,223,548     1,405,315
 12%, 6/1/17                                               2,263,497     2,640,049
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through Certificates:
 Series 2298, Cl. PC, 6.50%, 10/15/26                     15,000,000    15,519,963
 Series 2347, Cl. PD, 6.50%, 8/15/31                      15,413,000    16,340,773
 Series 2368, Cl. PN, 6.50%, 7/15/28                      12,500,000    13,074,979
 Series 2410, Cl. NE, 6.50%, 9/15/30                      25,000,000    26,278,697
 Series 2413, Cl. MH, 6.50%, 2/15/32                      25,000,000    26,389,825
 Series 2423, Cl. PD, 6.50%, 11/15/30                     13,700,000    14,406,786
 Series 2430, Cl. GD, 6.50%, 11/15/30                     25,000,000    26,282,057
 Series 2430, Cl. ND, 6.50%, 1/15/31                      25,000,000    26,289,175
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security:
 Series 192, Cl. IO, (26.34)%, 2/1/28(7)                 173,102,958    21,340,349
 Series 194, Cl. IO, (25.47)%, 4/1/28(7)                  88,669,197    11,665,541
 Series 197, Cl. IO, (14.91)%, 4/1/28(7)                 104,026,356    15,148,838
 Series 199, Cl. IO, (24.67)%, 8/1/28(7)                 219,965,458    29,214,162
 Series 202, Cl. IO, (23.55)%, 4/1/29(7)                 129,743,581    17,941,105
 Series 203, Cl. IO, (26.25)%, 6/15/29(7)                 34,296,195     4,705,009
 Series 204, Cl. IO, (5.966)%, 5/15/29(7)                  1,719,700       256,343
 Series 205, Cl. IO, (32.26)%, 9/15/29(7)                  4,360,613       588,683
 Series 206, Cl. IO, (26.85)%, 12/15/29(7)                13,993,071     1,854,082

13    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 FHLMC/FNMA/Sponsored Continued
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security: Continued
 Series 207, Cl. IO, (34.05)%, 4/15/30(7)             $   27,375,064 $   3,336,336
 Series 208, Cl. IO, (29.85)%, 6/1/30(7)                  19,170,633     2,378,357
 Series 212, Cl. IO, (13.61)%, 5/1/31(7)                  21,088,548     2,919,446
 Series 214, Cl. IO, (29.74)%, 6/1/31(7)                  13,527,178     1,781,783
 Series 217, Cl. IO, (27.53)%, 2/1/32(7)                  17,836,540     2,391,211
 Series 2084, Cl. YI, (99.999)%, 8/15/28(7)                1,921,323         5,404
 Series 2099, Cl. YI, (99.999)%, 11/15/28(7)               4,468,372        33,513
 Series 2333, Cl. IO, (58.39)%, 11/15/27(7)               11,807,950       656,817
 Series 2410, Cl. PI, (28.42)%, 2/15/26(7)                12,210,713       419,743
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 11/25/32(6)                                         698,100,000   715,116,188
 6.50%, 1/1/29                                             3,130,911     3,250,231
 6.50%, 11/25/32(6)                                    1,399,100,000 1,447,631,981
 7%, 9/1/29-12/1/29                                        4,356,462     4,551,726
 7%, 11/25/32(6)                                         222,200,000   231,990,576
 9.50%, 4/1/20-3/15/21                                       547,678       612,510
 10.50%, 10/1/19                                             514,055       597,367
 11%, 10/15/15-2/1/26                                      1,626,340     1,896,172
 15%, 4/15/13                                              1,011,903     1,244,923
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations:
 Trust 2001-38, Cl. CD, 6.50%, 5/25/29(1)                  9,897,109    10,224,951
 Trust 2001-50, Cl. LD, 6.50%, 5/25/30                    11,012,000    11,596,661
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                     4,045,000     4,252,536
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Interest-Only Stripped
 Mtg.-Backed Security:
 Trust 294, Cl. 2, (38.62)%, 2/1/28(7)                       346,477        46,558
 Trust 299, Cl. 2, (24.28)%, 5/1/28(7)                    24,783,180     3,155,983
 Trust 313, Cl. 2, (29.93)%, 6/25/31(7)                   85,610,978    11,049,167
 Trust 2001-T3, Cl. IO, 7.137%, 2/25/29(1,7)              83,381,314     1,771,853
 Trust 2001-T4, Cl. IO, 7.137%, 7/25/28(1,7)             134,377,104     3,023,485
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real
 Estate Mtg. Investment Conduit Pass-Through
 Certificates, Principal-Only Stripped
 Mtg.-Backed Security, Trust 1999-27,
 Cl. PO, 105.85%, 6/25/29(8)                               5,845,475     5,445,425
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Interest-Only Securities,
 Trust 2001-T10, Cl. IO, 67.708%, 12/25/31(1,7)          820,210,736    10,252,634
                                                                    ---------------
                                                                     2,788,615,946

-----------------------------------------------------------------------------------
 GNMA/Guaranteed--1.2%
 Government National Mortgage Assn.:
 7%, 1/15/28-1/20/30                                      26,961,410    28,322,927
 8%, 1/15/28-9/15/28                                      12,630,521    13,578,360
 12.50%, 12/15/13-11/15/15                                 5,486,771     6,541,889
 13%, 10/15/15                                             8,124,900     9,777,016
 13.50%, 6/15/15                                          10,278,315    12,458,923
                                                                    ---------------
                                                                        70,679,115

14    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Private--12.6%
-----------------------------------------------------------------------------------
 Agricultural--0.0%
 Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
 Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates:
 Series 1992-2, Cl. B2, 3.258%, 1/15/03(1,2)             $   539,902 $     448,456
 Series 1992-2, Cl. B3, 5.258%, 4/15/09(1,2)               2,052,430     1,498,274
                                                                    ---------------
                                                                         1,946,730

-----------------------------------------------------------------------------------
 Commercial--8.9%
 AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg.
 Pass-Through Certificates:
 Series 1997-C1, Cl. G, 7%, 6/17/29(5)                     1,550,000     1,480,886
 Series 1997-C1, Cl. H, 7%, 6/17/29(5)                     1,600,000     1,461,875
-----------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1995-MD4, Cl. A4, 7.384%, 8/13/29                  5,000,000     5,504,456
 Series 1995-MD4, Cl. A5, 7.384%, 8/13/29                 20,000,000    21,884,332
 Series 1996-D2, Cl. A3, 7.50%, 2/14/29(2)                11,767,000    12,704,683
 Series 1996-MD6, Cl. A7, 7.963%, 11/13/29(2)             18,860,000    18,783,381
 Series 1997-D4, Cl. B1, 7.525%, 4/14/29                  11,875,000    10,691,336
 Series 1997-D4, Cl. B2, 7.525%, 4/14/29                  24,582,312    20,862,317
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29                   5,532,925     4,418,559
 Series 1997-D5, Cl. B1, 6.93%, 2/14/43                    7,700,000     3,718,258
 Series 1997-D5, Cl. B2, 6.93%, 2/14/43(2)                21,050,000     4,736,250
 Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                  7,000,000     7,850,661
-----------------------------------------------------------------------------------
 CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1993-C1, Cl. E, 6.72%, 12/25/03(5)                 2,609,000     2,604,516
 Series 1993-C1, Cl. F, 6.72%, 12/25/03(5)                14,300,000    14,221,797
-----------------------------------------------------------------------------------
 Chase Commercial Mortgage Securities
 Corp., Commercial Mtg. Obligations Sub.
 Bonds, Series 1997-2, Cl. F, 6.60%, 12/12/29(5)          10,000,000     9,148,495
-----------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp., Collateralized Mtg.
 Obligations, Series 1996-C2, Cl. F, 7.967%, 9/15/23(2,5)  2,500,000     2,589,062
-----------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Commercial Mtg.
 Interest-Only Certificates, Series
 2002-C KP1, Cl. AX, 12.062%, 12/15/35(1,7)              419,965,112     6,029,859
-----------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Commercial Mtg.
 Pass-Through Certificates, Series 1998-C1,
 Cl. F, 6%, 5/17/40(5)                                     5,500,000     3,444,920
-----------------------------------------------------------------------------------
 DLJ Commercial Mortgage Corp., Commercial Mtg.
 Pass-Through Certificates:
 Series 1999-STF1, Cl. B6, 3.923%, 7/5/08(1,2)             3,079,597     2,907,140
 Series 1999-STF1, Cl. B6, 3.923%, 7/5/08(1)              55,709,338        55,709
-----------------------------------------------------------------------------------
 DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations,
 Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30(1)            36,400,000    19,229,428
-----------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
 Series 1994-C1, Cl. 2D, 8.70%, 9/25/25(1)                   974,571       949,750
 Series 1994-C1, Cl. 2E, 8.70%, 9/25/25(1)                 2,500,000     2,442,970
 Series 1994-C1, Cl. 2G, 8.70%, 9/25/25(1)                 4,870,000     4,761,185
-----------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates:
 Series 1997-CHL1, Cl. D, 8.126%, 4/29/39(1,2)             8,500,000     8,684,612
 Series 1997-CHL1, Cl. E, 8.126%, 4/29/39(1,2)            14,500,000    12,524,375
-----------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust, Commercial
 Mtg. Pass-Through Certificates:
 Series 1997-C2, Cl. F, 7.50%, 11/18/29                   11,775,000    10,592,900
 Series 1997-C2, Cl. G, 7.50%, 11/18/29                    2,000,000     1,745,625

15    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Commercial Continued
 First Union-Lehman Brothers Commercial Mortgage
 Trust, Interest-Only Stripped Mtg.-Backed Security,
 Series 1998-C2, 9.028%, 5/18/28(7)                     $111,172,590 $   3,315,636
-----------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Sub. Collateralized Mtg. Obligations, Series 1997-C1,
 Cl. F, 7%, 12/18/14(5)                                   21,000,000    18,626,750
-----------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Interest-Only Gtd.
 Real Estate Mtg. Investment Conduit Pass-Through
 Certificates:
 Series 1999-5, Cl. S, (22.908)%, 5/25/29(1,7)           362,122,420     2,263,265
 Series 1999-11, Cl. S, (22.518)%, 7/25/29(1,7)          459,963,021     2,731,030
-----------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc.,
 Interest-Only Stripped Mtg.-Backed Security
 Pass-Through Certificates, Series 1997-C1,
 Cl. X, 8.324%, 7/15/27(7)                               149,546,048     9,276,528
-----------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc.,
 Mtg. Pass-Through Certificates:
 Series 1997-C1, Cl. G, 7.414%, 7/15/29                   19,440,000    17,005,018
 Series 1997-C2, Cl. F, 6.75%, 4/15/29                    17,785,500    10,666,437
-----------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage Finance
 Corp., Commercial Interest-Only Mtg. Obligations,
 Series 1999-PLS1, Cl. X, 14.004%, 2/15/32(1,7)          129,315,109     2,327,672
-----------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage Finance Corp.,
 Commercial Mtg. Obligations, Series 2000-C9,
 Cl. A2, 7.77%, 10/15/32                                  10,700,000    12,745,693
-----------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage Finance Corp.,
 Commercial Mtg. Pass-Through Certificates,
 Series 1995-C1, Cl. E, 9.274%, 7/25/10(1,2)               5,422,900     5,826,228
-----------------------------------------------------------------------------------
 LB Commercial Mortgage Trust, Commercial Mtg.
 Pass-Through Certificates, Series 1999-C2,
 Cl. C, 7.47%, 10/15/32                                    8,429,000     9,864,075
-----------------------------------------------------------------------------------
 LB-UBS Commercial Mortgage Trust,
 Commercial Mtg. Pass-Through
 Certificates, Series 2000-C3, Cl. A2, 7.95%, 1/15/10     10,000,000    12,101,347
-----------------------------------------------------------------------------------
 Lehman Structured Securities Corp.,
 Collateralized Mtg. Obligations,
 Series 2002-GE1, Cl. A, 6%, 7/26/24(1)                    7,852,089     7,731,854
-----------------------------------------------------------------------------------
 Merrill Lynch Mortgage Investors, Inc.,
 Mtg. Pass-Through Certificates,
 Series 1995-C2, Cl. D, 7.766%, 6/15/21(2)                 1,472,579     1,617,811
-----------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial
 Mtg. Pass-Through Certificates:
 Series 1996-C1, Cl. E, 7.428%, 2/15/28(1,2)               9,365,000     9,428,641
 Series 1996-C1, Cl. F, 7.428%, 2/15/28(2,5)              13,360,980    11,853,714
 Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)                 3,475,000     3,376,812
 Series 1997-HF1, Cl. G, 6.86%, 5/15/11(5)                 4,638,000     4,051,380
 Series 1997-RR, Cl. D, 7.741%, 4/30/39(2,5)               2,950,159     2,803,112
 Series 1997-RR, Cl. E, 7.723%, 4/30/39(2,5)               9,200,496     7,608,969
 Series 1997-RR, Cl. F, 7.494%, 4/30/39(2,5)              30,801,659    21,463,751
 Series 1997-XL1, Cl. G, 7.695%, 10/3/30(5)               14,358,000    14,069,517
 Series 1998-HF1, Cl. F, 7.18%, 12/15/09(5)                7,000,000     7,043,210
 Series 1998-XL1, Cl. H, 7.141%, 6/3/30(1,2)              10,000,000     9,642,300
-----------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Sub. Bonds,
 Series 1995-GAL1,
 Cl. E, 8.25%, 8/15/05(1)                                  4,508,287     4,653,995
-----------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial
 Mtg. Pass-Through Certificates:
 Series 1996-MC1, Cl. G, 7.15%, 6/15/06(1)                11,700,000    11,784,094
 Series 1996-MC2, Cl. F, 5.75%, 12/21/26                   8,500,000     8,069,688
 Series 1997-MC1, Cl. F, 7.452%, 5/20/07(5)                2,939,000     2,858,412
-----------------------------------------------------------------------------------
 Multi-Family Capital Access One, Inc.,
 Commercial Mtg. Obligations,
 Series 1, Cl. D, 10.246%, 1/15/24(1,3)                    3,576,000     3,003,840
-----------------------------------------------------------------------------------
 Norwest Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates,
 Series 1998-23, Cl. A4, 6.75%, 10/25/28                   7,629,464     7,703,126

16    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Commercial Continued
 PNC Mortgage Acceptance Corp.,
 Commercial Mtg. Obligations,
 Series 2001-C1, Cl. A2, 6.36%, 3/12/34                  $10,000,000 $  10,900,000
-----------------------------------------------------------------------------------
 PNC Mortgage Securities Corp.,
 Collateralized Mtg. Obligations
 Pass-Through Certificates, Series
 1998-12, Cl. 1A2, 5.75%, 1/25/29                         25,000,000    25,595,800
-----------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial
 Mtg. Pass-Through Certificates,
 Series 1994-C1, Cl. E, 8%, 6/25/26                        1,897,316     1,898,502
-----------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities
 VII, Inc., Commercial Mtg.
 Pass-Through Certificates,
 Series 1996-C1, Cl. F, 8.493%, 1/20/28(2)                 9,632,000     9,337,020
-----------------------------------------------------------------------------------
 Strategic Hotel Capital, Inc.,
 Commercial Mtg. Obligations,
 Series 2001-SCH1, Cl. E, 4.026%, 4/17/06(1,2)             1,995,826     1,846,139
-----------------------------------------------------------------------------------
 Structured Asset Securities Corp.,
 Commercial Mtg. Obligations,
 Series 1995-C4, Cl. E, 8.963%, 6/25/26(2,5)               3,483,469     3,481,263
                                                                    ---------------
                                                                       514,601,966

-----------------------------------------------------------------------------------
 Multifamily--0.3%
 ABN Amro Mortgage Corp., Multiclass Mtg.
 Pass-Through Certificates,
 Series 2001-8, Cl. 2A1, 6.50%, 1/25/32                   15,596,383    15,890,765
-----------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg.
 Pass-Through Certificates:
 Series 1993-11, Cl. B1, 6.25%, 2/25/09                      566,636       575,597
 Series 1993-11, Cl. B3, 6.25%, 2/25/09(1)                   303,563       118,390
-----------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc.,
 Commercial Mtg. Pass-Through
 Certificates, Series 1997-C1, Cl. F, 6.85%, 2/15/20(1)    1,320,000     1,306,800
                                                                    ---------------
                                                                        17,891,552

-----------------------------------------------------------------------------------
 Residential--3.4%
 Bank of America Mortgage Securities,
 Inc., Mtg. Pass-Through
 Certificates, Series 1999-7, Cl. A21, 6.50%, 7/25/29     12,401,000    12,739,361
-----------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc.,
 Collateralized Mtg. Obligations:
 Series 2001-6, Cl. A2, 6.50%, 5/25/29                     4,930,971     5,010,828
 Series 2001-6, Cl. A4, 6.50%, 5/25/29                    19,550,000    20,332,000
 Series 2001-12, Cl. 1A2, 6.50%, 8/25/31                   5,255,122     5,656,646
 Series 2001-13, Cl. 1A5, 6.50%, 8/25/31                   8,686,564     8,742,165
-----------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Sub.
 Collateralized Mtg. Obligations:
 Series 1993-5, Cl. B3, 7%, 4/25/23(5)                       571,331       551,520
 Series 1993-5, Cl. B4, 7%, 4/25/23(1)                       389,282       237,462
-----------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg.
 Pass-Through Certificates,
 Series 1993-12, Cl. B1, 6.625%, 2/25/24                   2,288,565     2,349,818
-----------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc.,
 Collateralized Mtg. Obligations:
 Series 1994-3, Cl. A12, 6.50%, 1/25/24                   13,971,626    14,499,404
 Series 1998-24, Cl. A3, 6.25%, 1/25/29                    2,092,884     2,113,279
-----------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc.,
 Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through
 Certificates, Series 1998-24,
 Cl. A1, 6.25%, 1/25/29                                    1,000,099     1,001,074
-----------------------------------------------------------------------------------
 Imperial CMB Trust, Collateralized Mtg.
 Obligations, Trust 1998-1,
 Cl. B, 7.25%, 11/25/29(1)                                 1,164,217     1,167,127
-----------------------------------------------------------------------------------
 Lehman Structured Securities Corp.,
 Collateralized Interest-Only Mtg.
 Pass-Through Certificates, Series
 2001-GE9, Cl. A, 6%, 1/25/31(1,7)                        83,110,336     4,986,620

17    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Residential Continued
 Lehman Structured Securities Corp.,
 Collateralized Mtg. Obligations,
 Series 2001-GE4, Cl. A, 6.542%, 10/25/30(2)          $   27,073,445 $  27,234,194
-----------------------------------------------------------------------------------
 Norwest Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 1998-33, Cl. A1, 6.25%, 1/25/29                      812,923       816,138
 Series 1999-18, Cl. A17, 6.75%, 7/25/29                  15,000,000    15,804,483
 Series 1999-20, Cl. A13, 6.75%, 8/25/29                   1,216,480     1,218,651
-----------------------------------------------------------------------------------
 Residential Accredit Loans, Inc.,
 Collateralized Mtg. Obligations,
 Mtg. Asset-Backed Pass-Through
 Certificates, Series 1997-QS8,
 Cl. M3, 7.50%, 8/25/27                                    3,040,512     3,128,580
-----------------------------------------------------------------------------------
 Residential Funding Mortgage Securities
 I, Inc., Collateralized Mtg.
 Obligations, Series 1993-S31, Cl. A5, 7%, 9/25/23         4,179,396     4,207,628
-----------------------------------------------------------------------------------
 Residential Funding Mortgage Securities
 I, Inc., Collateralized Mtg.
 Pass-Through Certificates, Series 2001-S8,
 Cl. A7, 7%, 4/25/31                                       9,235,521     9,328,107
-----------------------------------------------------------------------------------
 Ryland Mortgage Securities Corp. Sub.
 Bonds, Series 1993-3, Cl. B2,
 6.713%, 8/25/08                                             419,491       434,298
-----------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII,
 Inc., Collateralized Mtg. Obligations:
 Series 2000-UP1, Cl. A2, 8%, 9/25/30                      8,977,276     9,521,842
 Series 2001-UP2, Cl. AF2, 7.25%, 10/25/31                 8,753,341     9,157,644
-----------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities
 VII, Inc., Commercial Mtg.
 Pass-Through Certificates,
 Series 1996-B, Cl. 1, 7.054%, 4/25/26(1,2)                9,960,796     8,062,019
-----------------------------------------------------------------------------------
 Salomon Smith Barney RV Trust,
 Recreational Vehicles Mtg. Obligations,
 Series 2001-1, Cl. B, 6.64%, 4/15/18                      2,500,000     2,557,813
-----------------------------------------------------------------------------------
 Structured Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 2001-2, Cl. 1A1, 6.50%, 3/25/31                    5,163,178     5,194,880
 Series 2001-9, Cl. 3A7, 6.75%, 6/25/31                   14,000,000    14,960,684
-----------------------------------------------------------------------------------
 Vendee Mortgage Trust, Interest-Only
 Stripped Mtg.-Backed Security:
 Series 1992-2, Cl. IO, (3.317)%, 9/15/22(1,7)            60,795,198     1,143,497
 Series 1995-2B, Cl. 2IO, (8.041)%, 6/15/25(1,7)           5,430,668        99,816
 Series 1995-3, Cl. 1IO, (9.002)%, 9/15/25(1,7)          165,749,849     1,220,996
-----------------------------------------------------------------------------------
 Washington Mutual Mortgage Loan Trust,
 Commercial Mtg. Obligations,
 Series 2001-S9, Cl. A12, 6.75%, 9/25/31                   1,875,867     1,875,291
                                                                    ---------------
                                                                       195,353,865
                                                                    ---------------
 Total Mortgage-Backed Obligations (Cost $3,717,283,022)             3,589,089,174

===================================================================================
 U.S. Government Obligations--7.4%
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., 4.75%, 1/15/13 [EUR]    8,015,000     7,923,601
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 3.875%, 2/15/05                                          35,200,000    36,574,173
 4.875%, 3/15/07                                           2,000,000     2,154,772
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn. Nts., 5.125%, 2/13/04     5,000,000     5,228,750
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn. Sr. Unsec.
 Nts., 2.125%, 10/9/07 [JPY]                           3,610,000,000    31,743,922
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec.
 Nts., 1.75%, 3/26/08 [JPY]                            4,340,000,000    38,091,753
-----------------------------------------------------------------------------------
 Resolution Funding Corp. Federal Book
 Entry Principal Strips, 6.22%, 1/15/21                   40,000,000    14,934,800
-----------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 5.375%, 2/15/31                                          20,000,000    22,231,260
 6.125%, 11/15/27(10)                                     50,800,000    60,396,476

18    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 U.S. Treasury Bonds: Continued
 6.25%, 5/15/30                                          $16,100,000 $  19,648,295
 9.25%, 2/15/16(10)                                       57,000,000    85,764,993
 STRIPS, 5.91%, 11/15/24(9)                              130,490,000    41,644,709
 STRIPS, 16.67%, 5/15/13(9)                               18,600,000    11,948,528
 STRIPS, 29.06%, 5/15/17(9)                               20,000,000     9,882,200
-----------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 3.25%, 8/15/07                                            3,825,000     3,943,636
 4.375%, 5/15/07                                             640,000       690,975
 4.875%, 2/15/12                                           1,005,000     1,107,581
 5.625%, 5/15/08                                          10,000,000    11,429,690
 6%, 8/15/09                                               6,545,000     7,665,576
 6.50%, 2/15/10                                           13,300,000    16,054,563
                                                                    ---------------
 Total U.S. Government Obligations (Cost $389,804,046)                 429,060,253

===================================================================================
 Foreign Government Obligations--22.2%
-----------------------------------------------------------------------------------
 Argentina--0.6%
 Argentina (Republic of) Bonds:
 11.375%, 3/15/10(1,3,4)                                  18,760,000     3,845,800
 11.75%, 6/15/15(3)                                       37,086,000     7,973,490
 Series 2008, 7%, 12/19/08(3)                             11,777,000     2,561,498
 Series 2018, 3.063%, 6/19/18(3,4)                        30,420,731     5,627,835
-----------------------------------------------------------------------------------
 Argentina (Republic of) Global Unsec. Unsub. Bonds,
 Series BGL5, 11.375%, 1/30/17(3,4)                        2,290,000       492,350
-----------------------------------------------------------------------------------
 Argentina (Republic of) Par Bonds, 5.984%, 3/31/23(3,4)   5,450,000     2,479,750
-----------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Bonds, 12.375%,
 2/21/12(3)                                               10,384,000     2,128,720
-----------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Unsub.
 Bonds, 11.75%, 4/7/09(1,3,4)                             26,590,000     5,716,850
-----------------------------------------------------------------------------------
 Argentina (Republic of) Unsub. Bonds,
 Series 2031, 2.79%, 6/19/31(3)                           20,146,360     3,727,077
-----------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds,
 Bonos de Consolidacion de Deudas,
 Series PBA1, 3.257%, 4/1/07(1,3) [ARP]                    1,417,364       170,514
                                                                    ---------------
                                                                        34,723,884

-----------------------------------------------------------------------------------
 Australia--0.2%
 Australia (Commonwealth of) Bonds, Series
 808, 8.75%, 8/15/08 [AUD]                                18,620,000    11,932,285
-----------------------------------------------------------------------------------
 Austria--0.5%
 Austria (Republic of) Bonds:
 3.40%, 10/20/04 [EUR]                                     6,795,000     6,752,434
 4.30%, 7/15/03 [EUR]                                      3,750,000     3,733,921
 6.25%, 7/15/27 [EUR]                                      3,505,000     4,056,334
-----------------------------------------------------------------------------------
 Austria (Republic of) Nts., 5.50%, 10/20/07 [EUR]        13,495,000    14,349,728
                                                                    ---------------
                                                                        28,892,417

-----------------------------------------------------------------------------------
 Belgium--0.5%
 Belgium (Kingdom of) Bonds:
 5.50%, 3/28/28 [EUR]                                      4,053,000     4,267,545
 Series 26, 6.25%, 3/28/07 [EUR]                          16,125,000    17,563,437
-----------------------------------------------------------------------------------
 Belgium (Kingdom of) Debs., 7.25%, 4/29/04 [EUR]          7,765,000     8,153,784
                                                                    ---------------
                                                                        29,984,766

19    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Belize--0.1%
 Belize (Government of) Bonds, 9.50%, 8/15/12            $ 4,030,000 $   3,999,775
-----------------------------------------------------------------------------------
 Brazil--1.2%
 Brazil (Federal Republic of) Bonds:
 8.875%, 4/15/24                                          37,148,000    14,952,070
 Series 15 yr., 3.125%, 4/15/09(2)                         9,923,529     5,185,044
-----------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Capitalization Bonds,
 Series 20 yr., 8%, 4/15/14                               29,503,352    14,604,159
-----------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds:
 Series 18 yr., 3.125%, 4/15/12(2)                        12,050,000     4,774,813
 Series D, 3.125%, 4/15/12(2)                             20,680,000     8,194,450
-----------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsec.
 Unsub. Bonds, 11%, 8/17/40                               43,379,200    19,195,296
                                                                    ---------------
                                                                        66,905,832

-----------------------------------------------------------------------------------
 Bulgaria--0.1%
 Bulgaria (Republic of) Interest Arrears Debs.,
 Series PDI, 2.688%, 7/28/11(2)                            7,177,030     6,333,729
-----------------------------------------------------------------------------------
 Canada--0.2%
 Canada (Government of) Bonds, 5.50%, 6/1/09 [CAD]        14,393,000     9,598,449
-----------------------------------------------------------------------------------
 Chile--0.3%
 Chile (Republic of) Nts., 7.125%, 1/11/12                13,790,000    15,043,208
-----------------------------------------------------------------------------------
 Colombia--0.9%
 Colombia (Republic of) Bonds:
 9.75%, 4/23/09                                            2,950,000     2,396,875
 10%, 1/23/12                                             13,535,000    10,997,187
-----------------------------------------------------------------------------------
 Colombia (Republic of) Nts.:
 8.625%, 4/1/08                                           11,445,000     9,184,612
 10.50%, 7/9/10                                            4,905,000     4,046,625
-----------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Unsub. Bonds:
 8.375%, 2/15/27                                          10,445,000     6,397,563
 11.75%, 2/25/20                                           4,844,000     3,959,970
-----------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Unsub. Nts.:
 11.375%, 1/31/08 [EUR]                                   18,715,000    14,958,668
 11.50%, 5/31/11 [EUR]                                     1,780,000     1,373,915
                                                                    ---------------
                                                                        53,315,415

-----------------------------------------------------------------------------------
 Dominican Republic--0.2%
 Dominican Republic Unsec. Unsub. Bonds, 9.50%, 9/27/06   10,475,000    11,024,937
-----------------------------------------------------------------------------------
 Ecuador--0.5%
 Ecuador (Republic of) Unsec. Bonds, 6%, 8/15/30(2)       78,890,000    29,189,300
-----------------------------------------------------------------------------------
 El Salvador--0.2%
 El Salvador (Republic of) Unsec. Nts., 8.50%, 7/25/11(5) 10,895,000    11,793,838
-----------------------------------------------------------------------------------
 France--1.5%
 France (Government of) Obligations Assimilables
 du Tresor Bonds:
 5%, 7/25/12 [EUR]                                         7,057,000     7,316,180
 5.75%, 10/25/32 [EUR]                                     4,350,000     4,859,192
-----------------------------------------------------------------------------------
 France (Government of) Treasury Nts.:
 3.50%, 7/12/04 [EUR]                                     27,320,000    27,212,795
 3.75%, 1/12/07 [EUR]                                     50,655,000    50,416,528
                                                                    ---------------
                                                                        89,804,695

20    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Germany--1.5%
 Germany (Republic of) Bonds:
 5.50%, 1/4/31 [EUR]                                       4,450,000 $   4,806,943
 Series 01, 5%, 7/4/11 [EUR]                               6,335,000     6,599,594
 Series 139, 4%, 2/16/07 [EUR]                            49,197,000    49,379,889
-----------------------------------------------------------------------------------
 Treuhandanstalt Gtd. Nts., 6.75%, 5/13/04 [EUR]          25,722,000    26,854,800
                                                                    ---------------
                                                                        87,641,226

-----------------------------------------------------------------------------------
 Great Britain--0.6%
 United Kingdom Treasury Bonds, 5.75%, 12/7/09 [GBP]      21,895,000    37,506,862
-----------------------------------------------------------------------------------
 Greece--0.3%
 Greece (Republic of) Bonds, 5.35%, 5/18/11 [EUR]          9,100,000     9,487,661
-----------------------------------------------------------------------------------
 Greece (Republic of) Sr. Unsub. Bonds,
 4.65%, 4/19/07 [EUR]                                      6,600,000     6,771,820
                                                                    ---------------
                                                                        16,259,481

-----------------------------------------------------------------------------------
 Guatemala--0.1%
 Guatemala (Republic of) Nts., 10.25%, 11/8/11(1)          2,910,000     3,353,775
-----------------------------------------------------------------------------------
 Italy--0.8%
 Italy (Republic of) Treasury Bonds,
 Buoni del Tesoro Poliennali:
 0.375%, 10/10/06 [JPY]                                1,445,000,000    11,937,215
 5.25%, 8/1/11 [EUR]                                      10,850,000    11,370,728
 6%, 5/1/31 [EUR]                                         11,715,000    13,187,267
-----------------------------------------------------------------------------------
 Italy (Republic of) Treasury Nts.,
 Cert Di Credito Del Tesoro,
 4.20%, 10/1/02(2) [EUR]                                  11,700,000    11,559,641
                                                                    ---------------
                                                                        48,054,851

-----------------------------------------------------------------------------------
 Ivory Coast--0.1%
 Ivory Coast (Government of) Front
 Loaded Interest Reduction Bonds,
 2%, 3/29/18(1,3,4)                                           87,000        16,285
-----------------------------------------------------------------------------------
 Ivory Coast (Government of) Past Due Interest Bonds,
 Series F, 1.905%, 3/29/18(1,3,4) [FRF]                   93,959,750     3,061,339
                                                                    ---------------
                                                                         3,077,624

-----------------------------------------------------------------------------------
 Mexico--1.3%
 United Mexican States Bonds:
 8.30%, 8/15/31                                           12,220,000    11,883,950
 11.50%, 5/15/26                                          27,410,000    34,605,125
-----------------------------------------------------------------------------------
 United Mexican States Nts.:
 7.50%, 1/14/12                                           20,044,000    20,319,605
 8.375%, 1/14/11                                          10,855,000    11,452,025
                                                                    ---------------
                                                                        78,260,705

-----------------------------------------------------------------------------------
 Nigeria--0.1%
 Nigeria (Federal Republic of) Promissory
 Nts., Series RC, 5.092%, 1/5/10(3,4)                      8,377,271     4,033,723
-----------------------------------------------------------------------------------
 Norway--0.1%
 Norway (Government of) Bonds, 5.50%, 5/15/09 [NOK]       46,495,000     6,110,829
-----------------------------------------------------------------------------------
 Panama--0.6%
 Panama (Republic of) Bonds:
 9.375%, 4/1/29                                            9,460,000     9,625,550
 10.75%, 5/15/20                                           3,750,000     3,778,125

21    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Panama Continued
 Panama (Republic of) Interest Reduction
 Bonds, 5%, 7/17/14(2)                                 $   9,048,859 $   7,533,175
-----------------------------------------------------------------------------------
 Panama (Republic of) Nts., 8.25%, 4/22/08                 3,839,000     3,695,037
-----------------------------------------------------------------------------------
 Panama (Republic of) Past Due Interest
 Debs., 2.75%, 7/17/16(2)                                 15,005,133    10,541,106
                                                                    ---------------
                                                                        35,172,993

-----------------------------------------------------------------------------------
 Peru--0.8%
 Peru (Republic of) Sr. Nts., Zero Coupon,
 4.53%, 2/28/16(9)                                        98,374,428    46,540,942
-----------------------------------------------------------------------------------
 Philippines--1.4%
 Philippines (Republic of) Bonds, 9.375%, 1/18/17         12,665,000    12,965,794
-----------------------------------------------------------------------------------
 Philippines (Republic of) Nts., 10.625%, 3/16/25         13,700,000    14,282,250
-----------------------------------------------------------------------------------
 Philippines (Republic of) Unsec. Bonds:
 8.875%, 4/15/08                                           5,910,000     6,242,437
 9.875%, 1/15/19                                          46,354,000    46,122,230
                                                                    ----------------
                                                                        79,612,711

-----------------------------------------------------------------------------------
 Russia--3.0%
 Russian Federation Unsec. Unsub. Nts.:
 8.75%, 7/24/05                                           12,380,000    13,184,700
 10%, 6/26/07                                              6,820,000     7,399,700
 12.75%, 6/24/28                                          14,630,000    17,815,287
-----------------------------------------------------------------------------------
 Russian Federation Unsub. Nts., 5%, 3/31/30(2)          118,770,250    83,807,258
-----------------------------------------------------------------------------------
 Russian Ministry of Finance Debs., Series V, 3%, 5/14/08 70,605,000    49,550,589
                                                                    ---------------
                                                                       171,757,534

-----------------------------------------------------------------------------------
 South Africa--0.5%
 South Africa (Republic of) Unsec. Nts.:
 7.375%, 4/25/12                                          23,680,000    25,012,000
 8.50%, 6/23/17                                            4,480,000     4,832,800
                                                                    ---------------
                                                                        29,844,800

-----------------------------------------------------------------------------------
 Spain--0.9%
 Spain (Kingdom of) Bonds, Bonos y
 Obligacion del Estado, 5.75%,
 7/30/32 [EUR]                                            10,280,000    11,338,353
-----------------------------------------------------------------------------------
 Spain (Kingdom of) Gtd. Bonds, Bonos
 y Obligacion del Estado,
 5.40%, 7/30/11 [EUR]                                     36,305,000    38,487,110
                                                                    ---------------
                                                                        49,825,463

-----------------------------------------------------------------------------------
 Supranational--0.2%
 European Investment Bank Nts., 2.125%,
 9/20/07 [JPY]                                         1,165,000,000    10,428,922
-----------------------------------------------------------------------------------
 Sweden--0.1%
 Sweden (Kingdom of) Debs., Series 1040,
 6.50%, 5/5/08 [SEK]                                      51,425,000     6,053,315
-----------------------------------------------------------------------------------
 The Netherlands--0.8%
 The Netherlands (Government of) Bonds:
 5%, 7/15/11 [EUR]                                         5,575,000     5,778,098
 5.50%, 1/15/28 [EUR]                                      4,315,000     4,617,190
 5.75%, 1/15/04 [EUR]                                      7,999,000     8,172,615
 Series 1, 5.75%, 2/15/07 [EUR]                           16,600,000    17,769,100

22    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 The Netherlands Continued
 The Netherlands (Government of) Treasury
 Bills, Zero Coupon,
 3.13%, 2/28/03(9) [EUR]                                  11,140,000 $  10,871,986
                                                                    ---------------
                                                                        47,208,989

-----------------------------------------------------------------------------------
 Turkey--0.4%
 Turkey (Republic of) Bonds, 11.75%, 6/15/10               2,350,000     2,109,125
-----------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsec. Unsub. Nts.,
 11.875%, 1/15/30                                         16,180,000    13,591,200
-----------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsub. Bonds, 12.375%, 6/15/09   9,655,000     8,906,738
                                                                    ---------------
                                                                        24,607,063

-----------------------------------------------------------------------------------
 Ukraine--0.4%
 Ukraine (Republic of) Sr. Unsec. Nts., 11%, 3/15/07      23,029,440    24,178,033
-----------------------------------------------------------------------------------
 Uruguay--0.0%
 Banco Central Del Uruguay Nts., Series A,
 6.75%, 2/19/21(1)                                         2,870,000     1,772,225
-----------------------------------------------------------------------------------
 Venezuela--1.2%
 Venezuela (Republic of) Bonds, 9.25%, 9/15/27            48,085,000    32,096,737
-----------------------------------------------------------------------------------
 Venezuela (Republic of) Debs., Series DL,
 2.875%, 12/18/07(2)                                      33,800,356    25,603,769
-----------------------------------------------------------------------------------
 Venezuela (Republic of) Front-Loaded Interest Reduction Bonds:
 Series A, 2.688%, 3/31/07(2)                              7,582,690     5,630,148
 Series B, 2.688%, 3/31/07(2)                             10,247,394     7,608,690
                                                                    ---------------
                                                                        70,939,344
                                                                    ---------------
 Total Foreign Government Obligations (Cost $1,302,756,438)          1,284,783,940

===================================================================================
 Loan Participations--1.6%
-----------------------------------------------------------------------------------
 Algeria (Republic of) Loan Participation
 Nts., 2.625%, 3/4/10(1,2)                                26,446,712    23,289,636
-----------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesia Rupiah
 Loan Participation Nts.:
 2.636%, 5/21/04(3)                                        7,710,000     3,970,650
 2.636%, 3/25/05(3)                                        4,305,000     2,260,125
 2.636%, 12/14/13(1,3)                                    12,925,000     5,816,250
-----------------------------------------------------------------------------------
 Deutsche Bank AG, OAO Gazprom Loan Participation Nts.:
 9.50%, 2/19/03                                            8,935,000     9,038,646
 10%, 12/9/02(1)                                          16,680,000    16,785,084
-----------------------------------------------------------------------------------
 Russia (Government of) Debs., Series VI, 3%, 5/14/06     36,235,000    29,864,488
                                                                    ---------------
 Total Loan Participations (Cost $91,300,378)                           91,024,879

===================================================================================
 Corporate Bonds and Notes--32.5%
-----------------------------------------------------------------------------------
 Consumer Discretionary--10.3%
-----------------------------------------------------------------------------------
 Auto Components--0.8%
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(3,4)   3,475,000       799,250
-----------------------------------------------------------------------------------
 Collins & Aikman Floorcoverings, Inc.,
 9.75% Sr. Sub. Nts., 2/15/10(5)                           1,900,000     1,938,000
-----------------------------------------------------------------------------------
 Collins & Aikman Products Co., 10.75%
 Sr. Nts., 12/31/11                                        2,700,000     2,592,000
-----------------------------------------------------------------------------------
 Dana Corp.:
 9% Unsec. Nts., 8/15/11                                   6,100,000     5,749,250
 10.125% Sr. Nts., 3/15/10(5)                              3,500,000     3,430,000
-----------------------------------------------------------------------------------
 Delco Remy International, Inc., 11% Sr.
 Unsec. Sub. Nts., 5/1/09                                  2,700,000     1,741,500

23    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Auto Components Continued
 Dura Operating Corp.:
 8.625% Sr. Nts., Series B, 4/15/12                      $ 2,500,000 $   2,487,500
 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                  7,600,000     6,985,305
 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                 5,050,000     4,683,875
-----------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co., 7.857% Nts., 8/15/11          1,000,000       835,280
-----------------------------------------------------------------------------------
 Hayes Lemmerz International, Inc., 11.875%
 Sr. Nts., 6/15/06(3,4,5)                                  2,000,000     1,230,000
-----------------------------------------------------------------------------------
 Metaldyne Corp., 11% Sr. Sub. Nts., 6/15/12(5)            5,500,000     4,757,500
-----------------------------------------------------------------------------------
 Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12                 9,100,000     9,327,500
                                                                    ---------------
                                                                        46,556,960

-----------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--2.8%
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08          4,875,000     1,243,125
-----------------------------------------------------------------------------------
 Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11             4,000,000     4,120,000
-----------------------------------------------------------------------------------
 Boyd Gaming Corp., 8.75% Sr. Sub. Nts., 4/15/12           3,600,000     3,762,000
-----------------------------------------------------------------------------------
 Buffets, Inc., 11.25% Sr. Sub. Nts., 7/15/10(5)           2,200,000     2,255,000
-----------------------------------------------------------------------------------
 Capital Gaming International, Inc.,
 11.50% Promissory Nts., 8/1/1995(1,3,4)                      33,500            --
-----------------------------------------------------------------------------------
 Choctaw Resort Development Enterprise,
 9.25% Sr. Unsec. Nts., 4/1/09                             3,000,000     3,120,000
-----------------------------------------------------------------------------------
 Coast Hotels & Casinos, Inc., 9.50%
 Sr. Unsec. Sub. Nts., 4/1/09                              4,000,000     4,200,000
-----------------------------------------------------------------------------------
 Family Restaurants, Inc., 10.875% Sr.
 Sub. Disc. Nts., 2/1/04(1,3)                              4,800,000        54,000
-----------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875%
 Sr. Sub. Nts., 4/15/09                                    6,800,000     7,046,500
-----------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07      6,000,000     6,540,000
-----------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec.
 Sub. Nts., Series B, 2/15/07                              5,250,000     4,593,750
-----------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                 10,550,000    10,602,750
-----------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc.:
 8.75% Sr. Unsec. Nts., 4/15/09                            2,900,000     2,958,000
 9% Sr. Sub. Nts., 3/15/12                                 9,000,000     9,292,500
-----------------------------------------------------------------------------------
 John Q. Hammons Hotels, Inc., 8.875% Sr. Nts.,
 Series B, 5/15/12                                         3,100,000     2,999,250
-----------------------------------------------------------------------------------
 Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06              7,100,000     7,171,000
-----------------------------------------------------------------------------------
 Mandalay Resort Group:
 9.375% Sr. Sub. Nts., 2/15/10                             3,500,000     3,692,500
 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07             4,800,000     5,196,000
-----------------------------------------------------------------------------------
 MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11     5,100,000     5,304,000
-----------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority:
 8% Sr. Sub. Nts., 4/1/12                                  1,900,000     1,957,000
 8.125% Sr. Nts., 1/1/06                                   3,750,000     3,890,625
 8.375% Sr. Sub. Nts., 7/1/11                              1,600,000     1,648,000
 8.75% Sr. Unsec. Sub. Nts., 1/1/09                       12,450,000    13,041,375
-----------------------------------------------------------------------------------
 Park Place Entertainment Corp., 7.875%
 Sr. Sub. Nts., 3/15/10                                    7,000,000     7,105,000
-----------------------------------------------------------------------------------
 Penn National Gaming, Inc.:
 8.875% Sr. Sub. Nts., 3/15/10                             3,700,000     3,737,000
 11.125% Sr. Unsec. Sub. Nts., 3/1/08                      8,000,000     8,640,000
-----------------------------------------------------------------------------------
 Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,3,4)        10,800,000            --
-----------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(11)                         6,350,000     5,238,750
 9.75% Sr. Nts., 6/15/07                                   6,050,000     5,324,000

24    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Hotels, Restaurants & Leisure Continued
 Prime Hospitality Corp., 8.375% Sr. Sub. Nts., 5/1/12   $ 4,400,000 $   4,202,000
-----------------------------------------------------------------------------------
 Six Flags, Inc., 8.875% Sr. Nts., 2/1/10                  8,500,000     7,012,500
-----------------------------------------------------------------------------------
 Station Casinos, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 12/1/08                      4,500,000     4,657,500
 9.875% Sr. Unsec. Sub. Nts., 7/1/10                       3,500,000     3,771,250
-----------------------------------------------------------------------------------
 Sun International Hotels Ltd., 8.875% Sr.
 Sub. Unsec. Nts., 8/15/11(5)                              5,000,000     5,037,500
-----------------------------------------------------------------------------------
 Vail Resorts, Inc., 8.75% Sr. Unsec. Sub. Nts., 5/15/09   2,000,000     2,050,000
-----------------------------------------------------------------------------------
 Venetian Casino Resort LLC/Las Vegas
 Sands, Inc., 11% Bonds, 6/15/10(5)                        2,100,000     2,068,500
                                                                    ---------------
                                                                       163,531,375

-----------------------------------------------------------------------------------
 Household Durables--1.1%
 Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12          6,000,000     6,030,000
-----------------------------------------------------------------------------------
 D.R. Horton, Inc.:
 7.875% Sr. Nts., 8/15/11                                  2,900,000     2,805,750
 9.375% Sr. Unsec. Sub. Nts., 3/15/11                      2,100,000     2,031,750
 9.75% Sr. Sub. Nts., 9/15/10(12)                          2,325,000     2,295,937
-----------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10      8,000,000     8,800,000
-----------------------------------------------------------------------------------
 Interface, Inc., 10.375% Sr. Nts., 2/1/10                 1,500,000     1,520,625
-----------------------------------------------------------------------------------
 K. Hovnanian Enterprises, Inc., 8.875%
 Sr. Sub. Nts., 4/1/12                                     4,800,000     4,296,000
-----------------------------------------------------------------------------------
 KB Home:
 7.75% Sr. Nts., 10/15/04                                  9,550,000     9,597,750
 8.625% Sr. Sub. Nts., 12/15/08                            2,050,000     2,029,500
 9.50% Sr. Unsec. Sub. Nts., 2/15/11                         700,000       714,000
-----------------------------------------------------------------------------------
 Metromedia International Group, Inc.,
 10.50% Sr. Unsec. Disc. Nts., 9/30/07(1,3)               32,856,482     6,735,579
-----------------------------------------------------------------------------------
 Salton, Inc.:
 10.75% Sr. Unsec. Sub. Nts., 12/15/05                     7,600,000     7,030,000
 12.25% Sr. Sub. Nts., 4/15/08                             2,000,000     1,890,000
-----------------------------------------------------------------------------------
 Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12      2,000,000     1,900,000
-----------------------------------------------------------------------------------
 WCI Communities, Inc., 9.125% Sr. Sub. Nts., 5/1/12       3,500,000     3,211,250
-----------------------------------------------------------------------------------
 Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts., 6/1/07   5,300,000     4,531,500
                                                                    ---------------
                                                                        65,419,641

-----------------------------------------------------------------------------------
 Internet & Catalog Retail--0.3%
 Amazon.com, Inc., 0%/10% Sr. Unsec.
 Disc. Nts., 5/1/08(11,12)                                16,350,000    15,164,625
-----------------------------------------------------------------------------------
 Media--4.3%
 Adelphia Communications Corp.:
 7.875% Sr. Unsec. Nts., 5/1/09(3)                         1,400,000       511,000
 8.125% Sr. Nts., Series B, 7/15/03(3)                     3,750,000     1,387,500
 8.375% Sr. Nts., Series B, 2/1/08(3)                      4,400,000     1,628,000
 9.25% Sr. Nts., 10/1/02(3)                                6,300,000     2,299,500
 9.875% Sr. Nts., Series B, 3/1/07(3)                      1,500,000       547,500
 10.25% Sr. Unsec. Nts., 11/1/06(3)                        6,300,000     2,299,500
 10.25% Sr. Unsec. Sub. Nts., 6/15/11(3)                   2,600,000       962,000
 10.50% Sr. Unsec. Nts., Series B, 7/15/04(3)              4,000,000     1,480,000
 10.875% Sr. Unsec. Nts., 10/1/10(3)                         400,000       146,000
-----------------------------------------------------------------------------------
 Allbritton Communications Co., 8.875% Sr.
 Sub. Nts., Series B, 2/1/08                               2,375,000     2,434,375
-----------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec.
 Sub. Nts., 2/1/11                                        11,300,000     9,887,500

25    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Media Continued
 AOL Time Warner, Inc., 6.875% Nts., 5/1/12              $11,250,000 $  10,258,290
-----------------------------------------------------------------------------------
 Block Communications, Inc., 9.25% Sr. Sub. Nts., 4/15/09  3,000,000     3,015,000
-----------------------------------------------------------------------------------
 British Sky Broadcasting Group plc, 8.20%
 Sr. Unsec. Nts., 7/15/09                                    300,000       304,971
-----------------------------------------------------------------------------------
 Callahan Nordrhein-Westfalen GmbH, 14.125%
 Sr. Nts., 7/15/11(3) [EUR]                                3,000,000        74,122
-----------------------------------------------------------------------------------
 Carmike Cinemas, Inc., 10.375% Gtd. Sr.
 Sub. Nts., Series B, 2/1/09                               1,000,000       915,000
-----------------------------------------------------------------------------------
 Chancellor Media Corp., 8.75% Sr. Unsec.
 Sub. Nts., Series B, 6/15/07                              3,500,000     3,640,000
-----------------------------------------------------------------------------------
 Charter Communications Holdings LLC/
 Charter Communications Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(11)               20,300,000     9,541,000
 8.25% Sr. Unsec. Nts., 4/1/07                             2,650,000     1,643,000
 8.625% Sr. Unsec. Nts., 4/1/09                            5,700,000     3,534,000
 9.625% Sr. Unsec. Sub. Nts., 11/15/09                     3,500,000     2,152,500
 10% Sr. Nts., 4/1/09                                      1,000,000       625,000
 10% Sr. Unsec. Sub. Nts., 5/15/11                         2,000,000     1,230,000
 10.75% Sr. Unsec. Nts., 10/1/09                           2,300,000     1,460,500
 11.125% Sr. Unsec. Nts., 1/15/11                          8,000,000     5,080,000
-----------------------------------------------------------------------------------
 Cinemark USA, Inc., 9.625% Sr. Sub.
 Nts., Series B, 8/1/08                                    1,250,000     1,175,000
-----------------------------------------------------------------------------------
 Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10(3,4)    2,725,000       408,750
-----------------------------------------------------------------------------------
 Comcast Cable Communications, Inc.,
 6.75% Sr. Unsub. Nts., 1/30/11                           11,900,000    11,087,551
-----------------------------------------------------------------------------------
 Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12    2,200,000     2,249,500
-----------------------------------------------------------------------------------
 Cox Communications, Inc., 7.75% Sr. Nts., 11/1/10         2,000,000     2,073,120
-----------------------------------------------------------------------------------
 CSC Holdings, Inc., 7.625% Sr. Unsec.
 Unsub. Nts., Series B, 4/1/11                            13,300,000    10,640,000
-----------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr.
 Unsec. Sub. Nts., 7/1/08                                  2,700,000     2,862,000
-----------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375%
 Sr. Unsec. Nts., 10/1/07                                 15,650,000    15,571,750
-----------------------------------------------------------------------------------
 EchoStar DBS Corp.:
 9.125% Sr. Nts., 1/15/09(5)                               2,700,000     2,551,500
 9.375% Sr. Unsec. Nts., 2/1/09                           12,300,000    11,869,500
-----------------------------------------------------------------------------------
 Emmis Communications Corp.:
 0%/12.50% Sr. Unsec. Disc. Nts., 3/15/11(11)              8,128,000     6,136,640
 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09            5,925,000     6,043,500
-----------------------------------------------------------------------------------
 Entercom Radio LLC/Entercom Capital, Inc.,
 7.625% Sr. Unsec. Sub. Nts., 3/1/14                       2,000,000     2,090,000
-----------------------------------------------------------------------------------
 Entravision Communications Corp., 8.125%
 Sr. Sub. Nts., 3/15/09                                    1,400,000     1,435,000
-----------------------------------------------------------------------------------
 Insight Communications Co., Inc.,
 0%/12.25% Sr. Disc. Nts., 2/15/11(11)                     5,500,000     2,035,000
-----------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc.,
 9.75% Sr. Nts., 10/1/09                                   2,500,000     2,212,500
-----------------------------------------------------------------------------------
 Lamar Advertising Co.:
 8.625% Sr. Sub. Nts., 9/15/07                             3,175,000     3,302,000
 9.625% Sr. Unsec. Sub. Nts., 12/1/06                      6,375,000     6,614,062
-----------------------------------------------------------------------------------
 Mediacom LLC/Mediacom Capital Corp.,
 9.50% Sr. Unsec. Nts., 1/15/13                            3,700,000     3,034,000
-----------------------------------------------------------------------------------
 PanAmSat Corp., 8.50% Sr. Nts., 2/1/12(5)                 9,200,000     7,406,000
-----------------------------------------------------------------------------------
 Radio One, Inc., 8.875% Sr. Unsec. Sub.
 Nts., Series B, 7/1/11                                    2,900,000     3,045,000
-----------------------------------------------------------------------------------
 Regal Cinemas, Inc., 9.375% Sr. Sub.
 Nts., Series B, 2/1/12                                    6,500,000     6,695,000
-----------------------------------------------------------------------------------
 Rogers Cablesystems Ltd., 10% Second
 Priority Sr. Sec. Debs., 12/1/07                          4,350,000     4,350,000
-----------------------------------------------------------------------------------
 Rogers Communications, Inc., 8.75%
 Sr. Nts., 7/15/07 [CAD]                                  20,000,000    10,496,785
-----------------------------------------------------------------------------------
 Shaw Communications, Inc., 8.54% Debs., 9/30/27 [CAD]    14,580,000     6,022,546

26    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Media Continued
 Sinclair Broadcast Group, Inc.:
 8% Sr. Sub. Nts., 3/15/12                               $10,600,000 $  10,706,000
 8.75% Sr. Sub. Nts., 12/15/07                             4,325,000     4,454,750
 8.75% Sr. Sub. Nts., 12/15/11                               800,000       830,000
 9% Sr. Unsec. Sub. Nts., 7/15/07                          6,000,000     6,210,000
-----------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., 9.625%
 Sr. Unsec. Sub. Nts., 11/1/09                            10,850,000    11,121,250
-----------------------------------------------------------------------------------
 Sun Media Corp., 9.50% Sr. Sub. Nts., 5/15/07               578,000       581,612
-----------------------------------------------------------------------------------
 Time Warner, Inc., 9.125% Debs., 1/15/13                  2,000,000     1,975,482
-----------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 0%/13.375% Sr. Unsec. Disc. Nts.,
 Series B, 11/1/09(3,4,11)                                 8,700,000       261,000
 0%/13.75% Sr. Unsec. Disc. Nts.,
 Series B, 2/1/10(3,4,11)                                 17,800,000       534,000
 11.25% Sr. Nts., Series B, 11/1/09(3) [EUR]               9,500,000       328,610
 11.50% Sr. Unsec. Nts., Series B, 2/1/10(3,4)             1,000,000        35,000
-----------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr.
 Unsec. Sub. Nts., 2/15/09                                 2,500,000     2,541,343
-----------------------------------------------------------------------------------
 WRC Media, Inc./Weekly Reader
 Corp./Compass Learning Corp.,
 12.75% Sr. Sub. Nts., 11/15/09                            7,900,000     7,386,500
-----------------------------------------------------------------------------------
 Ziff Davis Media, Inc., 12% Sr.
 Unsec. Sub. Nts., 8/12/09(1)                                760,000       380,000
                                                                    ---------------
                                                                       245,808,509

-----------------------------------------------------------------------------------
 Multiline Retail--0.1%
 Saks, Inc.:
 8.25% Sr. Unsec. Nts., 11/15/08                           5,420,000     5,013,500
 9.875% Nts., 10/1/11                                      3,700,000     3,644,500
                                                                    ---------------
                                                                         8,658,000

-----------------------------------------------------------------------------------
 Specialty Retail--0.7%
 Asbury Automotive Group, Inc., 9% Sr. Sub. Nts., 6/15/12  6,900,000     6,244,500
-----------------------------------------------------------------------------------
 AutoNation, Inc., 9% Sr. Unsec. Nts., 8/1/08              5,500,000     5,665,000
-----------------------------------------------------------------------------------
 CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06              7,400,000     7,871,750
-----------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125%
 Sr. Unsec. Sub. Nts., 5/1/08                              3,775,000     3,114,375
-----------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                4,000,000     3,720,000
-----------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08        3,125,000     2,984,375
-----------------------------------------------------------------------------------
 Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(1,3,4)     4,300,000            --
-----------------------------------------------------------------------------------
 Petco Animal Supplies, Inc., 10.75%
 Sr. Sub. Nts., 11/1/11                                    4,000,000     4,320,000
-----------------------------------------------------------------------------------
 United Auto Group, Inc., 9.625% Sr. Sub. Nts., 3/15/12(5)   200,000       203,000
-----------------------------------------------------------------------------------
 United Rentals (North America), Inc.,
 10.75% Sr. Unsec. Nts., 4/15/08                           5,850,000     5,616,000
-----------------------------------------------------------------------------------
 United Rentals, Inc.:
 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                 3,900,000     3,237,000
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09               150,000       125,250
                                                                    ---------------
                                                                        43,101,250

-----------------------------------------------------------------------------------
 Textiles & Apparel--0.2%
 Galey & Lord, Inc., 9.125% Sr. Unsec.
 Sub. Nts., 3/1/08(3,4)                                    5,050,000       858,500
-----------------------------------------------------------------------------------
 Levi Strauss & Co.:
 6.80% Nts., 11/1/03                                       1,800,000     1,593,000
 11.625% Sr. Unsec. Nts., 1/15/08                          1,750,000     1,408,750

27    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Textiles & Apparel Continued
 Phillips-Van Heusen Corp., 9.50% Sr.
 Unsec. Sub. Nts., 5/1/08                                $ 3,750,000 $   3,843,750
-----------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Unsec.
 Sub. Nts., Series B, 7/1/07(3)                              500,000       102,500
-----------------------------------------------------------------------------------
 Russell Corp., 9.25% Sr. Nts., 5/1/10(5)                  2,500,000     2,587,500

                                                                    ---------------
                                                                        10,394,000
-----------------------------------------------------------------------------------
 Consumer Staples--1.7%
-----------------------------------------------------------------------------------
 Beverages--0.2%
 Canandaigua Brands, Inc.:
 8.50% Sr. Unsec. Sub. Nts., 3/1/09                        1,500,000     1,537,500
 8.625% Sr. Unsec. Nts., 8/1/06                            1,300,000     1,371,500
-----------------------------------------------------------------------------------
 Constellation Brands, Inc., 8.125%
 Sr. Sub. Nts., 1/15/12                                    2,000,000     2,050,000
-----------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec.
 Nts., Series B, 2/1/05                                    7,400,000     5,809,000
                                                                    ---------------
                                                                        10,768,000

-----------------------------------------------------------------------------------
 Food & Drug Retailing--0.2%
 Fleming Cos., Inc.:
 10.125% Sr. Unsec. Nts., 4/1/08                           6,500,000     5,102,500
 10.625% Sr. Unsec. Sub. Nts., Series D, 7/31/07           1,000,000       585,000
-----------------------------------------------------------------------------------
 Great Atlantic & Pacific Tea Co., Inc. (The),
 9.125% Sr. Nts., 12/15/11                                 1,400,000     1,043,000
-----------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07        3,450,000     2,984,250
-----------------------------------------------------------------------------------
 Pathmark Stores, Inc., 8.75% Sr. Sub. Nts., 2/1/12        2,700,000     2,511,000
-----------------------------------------------------------------------------------
 Real Time Data Co., 13% Disc. Nts., 5/31/09(1,3,4,13)     8,836,185     1,148,704
                                                                    ---------------
                                                                        13,374,454

-----------------------------------------------------------------------------------
 Food Products--0.7%
 American Seafood Group LLC, 10.125%
 Sr. Sub. Nts., 4/15/10(5)                                 4,700,000     4,688,250
-----------------------------------------------------------------------------------
 Aurora Foods, Inc., 8.75% Sr. Sub.
 Nts., Series B, 7/1/08                                    2,550,000     1,469,437
-----------------------------------------------------------------------------------
 Burns Philp Capital Pty Ltd., 9.75% Sr.
 Sub. Nts., 7/15/12(5)                                     5,350,000     5,336,625
-----------------------------------------------------------------------------------
 Chiquita Brands International, Inc., 10.56%
 Sr. Unsec. Nts., 3/15/09                                    622,000       643,770
-----------------------------------------------------------------------------------
 Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07   1,950,000     1,686,750
-----------------------------------------------------------------------------------
 Dole Food Co., Inc., 7.25% Sr. Nts., 5/1/09               7,500,000     6,758,723
-----------------------------------------------------------------------------------
 New World Pasta Co., 9.25% Sr. Nts., 2/15/09              1,000,000       951,250
-----------------------------------------------------------------------------------
 Smithfield Foods, Inc., 7.625% Sr.
 Unsec. Sub. Nts., 2/15/08                                 3,050,000     2,897,500
-----------------------------------------------------------------------------------
 Sparkling Spring Water Group Ltd., 11.50%
 Sr. Sec. Sub. Nts., 11/15/07(1)                           7,350,000     6,798,750
-----------------------------------------------------------------------------------
 Swift & Co., 10.125% Sr. Nts., 10/1/09(5)                 2,000,000     1,865,000
-----------------------------------------------------------------------------------
 United Biscuits Finance plc, 10.75% Sr.
 Sub. Nts., 4/15/11(1) [GBP]                               4,000,000     6,982,344
                                                                    ---------------
                                                                        40,078,399

-----------------------------------------------------------------------------------
 Household Products--0.6%
 AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(11) 3,850,000     3,099,250
-----------------------------------------------------------------------------------
 AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                 3,700,000     3,570,500
----------------------------------------------------------------------------------
 Holmes Products Corp.:
 9.875% Sr. Sub. Nts., Series C, 11/15/07                  2,000,000     1,190,000
 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07           6,110,000     3,635,450

28    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Household Products Continued
 Johnsondiversey, Inc., 9.625% Sr.
 Sub. Nts., 5/15/12(5)                                 $   1,600,000 $   1,604,000
-----------------------------------------------------------------------------------
 Pennzoil-Quaker State Co., 6.75% Nts., 4/1/09             4,000,000     4,514,692
-----------------------------------------------------------------------------------
 Playtex Products, Inc., 9.375% Sr.
 Unsec. Sub. Nts., 6/1/11                                  4,500,000     4,826,250
-----------------------------------------------------------------------------------
 Revlon Consumer Products Corp.:
 9% Sr. Nts., 11/1/06                                      4,600,000     2,645,000
 12% Sr. Sec. Nts., 12/1/05                                6,450,000     5,837,250
-----------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr.
 Unsec. Sub. Nts., 7/1/08(1,3,4)                           6,340,000            --
                                                                    ---------------
                                                                        30,922,392

-----------------------------------------------------------------------------------
 Energy--2.6%
-----------------------------------------------------------------------------------
 Energy Equipment & Services--0.9%
 Clark Refining & Marketing, Inc., 8.875%
 Sr. Sub. Nts., 11/15/07                                   3,800,000     3,249,000
-----------------------------------------------------------------------------------
 Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11              1,900,000     1,852,500
-----------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec.
 Nts., Series B, 2/15/08(1)                                5,925,000     1,510,875
-----------------------------------------------------------------------------------
 Hanover Equipment Trust, 8.50% Sr. Sec.
 Nts., Trust 2001, Cl. A, 9/1/08(5)                        1,900,000     1,776,500
-----------------------------------------------------------------------------------
 Hornbeck-Leevac Marine Services, Inc.,
 10.625% Sr. Nts., 8/1/08                                 12,750,000    13,387,500
-----------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08        14,250,000    12,397,500
-----------------------------------------------------------------------------------
 Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09      2,000,000     2,075,000
-----------------------------------------------------------------------------------
 Trico Marine Services, Inc., 8.875% Sr. Nts., 5/15/12(5)  2,000,000      1,730,000
-----------------------------------------------------------------------------------
 Universal Compression Holdings, Inc.,
 0%/9.875% Sr. Disc. Nts., 2/15/08(11)                    17,575,000    17,487,125
                                                                    ---------------
                                                                        55,466,000

-----------------------------------------------------------------------------------
 Oil & Gas--1.7%
 Chesapeake Energy Corp.:
 8.125% Sr. Unsec. Nts., 4/1/11                            3,650,000     3,668,250
 9% Sr. Nts., 8/15/12(5)                                   1,000,000     1,032,500
-----------------------------------------------------------------------------------
 Forest Oil Corp., 7.75% Sr. Nts., 5/1/14                  3,500,000     3,500,000
-----------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09             9,735,000     9,929,700
-----------------------------------------------------------------------------------
 Giant Industries, Inc., 11% Sr. Sub. Nts., 5/15/12        2,200,000     1,551,000
-----------------------------------------------------------------------------------
 Newfield Exploration Co., 8.375% Sr. Sub. Nts., 8/15/12   3,250,000     3,450,658
-----------------------------------------------------------------------------------
 Petroleos Mexicanos:
 7.375% Unsec. Nts., 8/13/07 [ITL]                     6,619,030,000     3,264,425
 9.375% Sr. Unsec. Bonds, 12/2/08                          9,030,000     9,729,825
-----------------------------------------------------------------------------------
 Petronas Capital Ltd.:
 7.875% Nts., 5/22/22                                      8,805,000     9,800,097
 7.875% Nts., 5/22/22(5)                                   8,450,000     9,281,548
-----------------------------------------------------------------------------------
 Pioneer Natural Resources Co., 7.50% Sr. Nts., 4/15/12    3,000,000     3,161,154
-----------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts.,
 Series B, 5/15/07                                         5,800,000     6,046,500
-----------------------------------------------------------------------------------
 Premcor USA, Inc., 11.50% Cum. Sr. Nts., 10/1/09          4,144,000     4,330,480
-----------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08        21,325,000     6,450,813
-----------------------------------------------------------------------------------
 Stone Energy Corp.:
 8.25% Sr. Unsec. Sub. Nts., 12/15/11                      1,000,000     1,030,000
 8.75% Sr. Sub. Nts., 9/15/07                              8,460,000     8,840,700
-----------------------------------------------------------------------------------
 Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11           2,000,000     2,080,000

29    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Oil & Gas Continued
 Westport Resources Corp., 8.25% Sr. Unsec.
 Sub. Nts., 11/1/11                                      $ 3,500,000 $   3,622,500
-----------------------------------------------------------------------------------
 XTO Energy, Inc., 7.50% Sr. Nts., 4/15/12                 5,200,000     5,486,000
                                                                    ---------------
                                                                        96,256,150

-----------------------------------------------------------------------------------
 Financials--3.4%
-----------------------------------------------------------------------------------
 Banks--1.1%
 Bank Plus Corp., 12% Sr. Nts., 7/18/07(1)                 4,167,000     4,479,525
-----------------------------------------------------------------------------------
 Brand Scaffold Services, Inc.,
 10.25% Sr. Unsec. Nts., 2/15/08                           2,000,000     2,168,000
-----------------------------------------------------------------------------------
 Chohung Bank, 11.875% Sub. Nts., 4/1/10(2)                8,440,000     9,907,277
-----------------------------------------------------------------------------------
 European Investment Bank, 3% Eligible
 Interest Nts., 9/20/06 [JPY]                            687,000,000     6,259,409
-----------------------------------------------------------------------------------
 Hanvit Bank, 12.75% Unsec. Sub. Nts., 3/1/10(2)          11,001,000    13,072,037
-----------------------------------------------------------------------------------
 Local Financial Corp., 11% Sr. Nts., 9/8/04(1)           10,000,000    10,450,000
-----------------------------------------------------------------------------------
 Mexican Williams Sr. Nts., 2.076%, 11/15/08(1,2)          1,500,000     1,543,830
-----------------------------------------------------------------------------------
 Ongko International Finance Co. BV,
 10.50% Sec. Nts., 3/29/04(1,3,4)                          4,970,000        74,550
-----------------------------------------------------------------------------------
 Sovereign Bancorp, Inc., 10.50% Sr.
 Unsec. Nts., 11/15/06                                     1,000,000     1,115,000
-----------------------------------------------------------------------------------
 Tokai Preferred Capital Co. LLC,
 9.98% Non-Cum. Bonds,
 Series A, 12/29/49(2,5)                                  12,530,000    11,435,467
-----------------------------------------------------------------------------------
 Western Financial Bank, 9.625% Unsec.
 Sub. Debs., 5/15/12                                       5,800,000     5,539,000
                                                                    ---------------
                                                                        66,044,095

-----------------------------------------------------------------------------------
 Diversified Financials--1.4%
 AMRESCO, Inc.:
 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05(3,4)           6,485,000     1,459,125
 10% Sr. Sub. Nts., Series 97-A, 3/15/04(3,4)              7,050,000     1,586,250
-----------------------------------------------------------------------------------
 Berry Plastics Corp., 10.75% Sr. Sub. Nts., 7/15/12       3,200,000     3,312,000
-----------------------------------------------------------------------------------
 Finova Group, Inc. (The), 7.50% Nts., 11/15/09           18,048,000     5,594,880
-----------------------------------------------------------------------------------
 Fuji JGB Investment LLC:
 9.87% Non-Cum. Bonds, Series A, 12/31/49(2)               3,447,000     3,137,111
 9.87% Non-Cum. Bonds, Series A, 12/31/49(2,5)             3,766,000     3,427,433
-----------------------------------------------------------------------------------
 IBJ Preferred Capital Co. (The) LLC:
 8.79% Non-Cum. Bonds, Series A, 12/29/49(2)               2,120,000     1,774,315
 8.79% Bonds, 12/29/49(2,5)                               40,995,000    34,310,396
-----------------------------------------------------------------------------------
 IPC Acquisition Corp., 11.50% Sr. Sub. Nts., 12/15/09     3,750,000     3,206,250
------------------------------------------------------------------------------------
 LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07   5,900,000     6,342,500
-----------------------------------------------------------------------------------
 Metris Cos., Inc., 10.125% Sr. Unsec. Nts., 7/15/06         500,000       372,500
-----------------------------------------------------------------------------------
 Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27       5,250,000     4,016,250
----------------------------------------------------------------------------------
 Ocwen Financial Corp., 11.875% Nts., 10/1/03              9,275,000     9,321,375
-----------------------------------------------------------------------------------
 SBS Agro Finance BV, 10.25% Bonds, 7/21/00(1,3)          14,961,000       673,245
                                                                    ---------------
                                                                        78,533,630

-----------------------------------------------------------------------------------
 Insurance--0.0%
 Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/09(3,5)       3,050,000       686,250
-----------------------------------------------------------------------------------
 Parametric RE Ltd., 6.423% Nts., 11/19/07(2,5)            2,400,000     2,414,160
                                                                    ---------------
                                                                         3,100,410

30    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1

-----------------------------------------------------------------------------------

 Real Estate--0.9%
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07         $ 7,700,000 $   6,198,500
-----------------------------------------------------------------------------------
 CB Richard Ellis Services, Inc., 11.25%
 Sr. Unsec. Sub. Nts., 6/15/11                             1,450,000     1,290,500
-----------------------------------------------------------------------------------
 Corrections Corp. of America, 9.875% Sr. Nts., 5/1/09(5)  2,000,000     2,077,500
-----------------------------------------------------------------------------------
 Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11                 2,609,000     2,458,982
-----------------------------------------------------------------------------------
 HMH Properties, Inc.:
 7.875% Sr. Nts., Series B, 8/1/08                         1,500,000     1,410,000
 8.45% Sr. Nts., Series C, 12/1/08                         3,000,000     2,880,000
-----------------------------------------------------------------------------------
 Host Marriott LP, 9.50% Sr. Nts., 1/15/07                 5,000,000     5,012,500
-----------------------------------------------------------------------------------
 IStar Financial, Inc., 8.75% Sr. Unsec. Nts., 8/15/08       150,000       155,932
-----------------------------------------------------------------------------------
 MeriStar Hospitality Corp.:
 8.75% Sr. Unsec. Sub. Nts., 8/15/07                       6,800,000     5,474,000
 9.125% Sr. Unsec. Nts., 1/15/11                           4,850,000     4,340,750
-----------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust,
 9.75% Sr. Sec. Nts., Series B, 4/1/08(1)                 17,590,000    17,502,050
-----------------------------------------------------------------------------------
 Ventas Realty LP, 9% Sr. Nts., 5/1/12                     2,000,000     2,075,000
                                                                    ---------------
                                                                        50,875,714

-----------------------------------------------------------------------------------
 Health Care--1.0%
-----------------------------------------------------------------------------------
 Health Care Equipment & Supplies--0.1%
 Kinetic Concepts, Inc., 9.625% Sr. Unsec.
 Sub. Nts., Series B, 11/1/07                                975,000       931,125
-----------------------------------------------------------------------------------
 Sybron Dental Specialties, Inc., 8.125%
 Sr. Sub. Nts., 6/15/12(5)                                 4,150,000     4,139,625
-----------------------------------------------------------------------------------
 Vanguard Health Systems, Inc., 9.75% Sr.
 Unsec. Sub. Nts., 8/1/11                                    550,000       544,500
                                                                    ---------------
                                                                         5,615,250

-----------------------------------------------------------------------------------
 Health Care Providers & Services--0.8%
 Alliance Imaging, Inc., 10.375% Sr.
 Unsec. Sub. Nts., 4/15/11                                 1,000,000     1,065,000
-----------------------------------------------------------------------------------
 Extendicare Health Services, Inc.,
 9.50% Sr. Nts., 7/1/10(5)                                 1,900,000     1,928,500
-----------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II,
 7.875% Nts., 2/1/08                                       2,990,000     2,474,225
-----------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust III,
 7.375% Nts., 2/1/08 [DEM]                                 1,700,000       644,270
-----------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust IV,
 7.875% Trust Preferred Nts., 6/15/11                      6,350,000     5,207,000
-----------------------------------------------------------------------------------
 Hanger Orthopedic Group, Inc., 10.375% Sr. Nts., 2/15/09  2,850,000     3,021,000
-----------------------------------------------------------------------------------
 Healthsouth Corp., 7.625% Nts., 6/1/12(5)                14,800,000    10,360,000
-----------------------------------------------------------------------------------
 Medquest, Inc., 11.875% Sr. Sub. Nts., 8/15/12(5)         3,900,000     3,880,500
-----------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc., 10.75%
 Sr. Unsec. Unsub. Nts., 6/1/09                            4,600,000     4,565,500
-----------------------------------------------------------------------------------
 Rotech Healthcare, Inc., 9.50% Sr. Sub. Nts., 4/1/12(5)   5,200,000     4,901,000
-----------------------------------------------------------------------------------
 Triad Hospitals, Inc., 8.75% Sr. Unsec.
 Nts., Series B, 5/1/09                                    4,000,000     4,250,000
-----------------------------------------------------------------------------------
 US Oncology, Inc., 9.625% Sr. Sub. Nts., 2/1/12           1,600,000     1,592,000
                                                                    ---------------
                                                                        43,888,995

-----------------------------------------------------------------------------------
 Pharmaceuticals--0.1%
 aaiPharma, Inc., 11% Sr. Sub. Nts., 4/1/10                1,200,000     1,032,000
-----------------------------------------------------------------------------------
 Pfizer, Inc., 0.80% Unsec. Bonds,
 Series INTL, 3/18/08 [JPY]                              858,000,000     7,144,362
                                                                    ---------------
                                                                         8,176,362

31    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Industrials--4.3%
-----------------------------------------------------------------------------------
 Aerospace & Defense--0.5%
 Alliant Techsystems, Inc., 8.50% Sr.
 Unsec. Sub. Nts., 5/15/11                               $ 2,900,000 $   3,095,750
-----------------------------------------------------------------------------------
 American Plumbing & Mechanical,
 Inc., 11.625% Sr. Sub. Nts.,
 Series B, 10/15/08                                        6,700,000     3,718,500
-----------------------------------------------------------------------------------
 BE Aerospace, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 5/1/11                       6,300,000     4,630,500
 9.50% Sr. Unsec. Sub. Nts., 11/1/08                       2,500,000     1,875,000
-----------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09     6,700,000     6,532,500
-----------------------------------------------------------------------------------
 L-3 Communications Corp., 7.625%
 Sr. Sub. Nts., 6/15/12(5)                                 1,700,000     1,768,000
-----------------------------------------------------------------------------------
 SC International Services, Inc.,
 9.25% Sr. Sub. Nts., Series B, 9/1/07                    10,150,000     5,887,000
-----------------------------------------------------------------------------------
 TransDigm, Inc., 10.375% Sr. Sub. Nts., 12/1/08           1,100,000     1,133,000
                                                                    ---------------
                                                                        28,640,250

-----------------------------------------------------------------------------------
 Air Freight & Couriers--0.1%
 Atlas Air, Inc.:
 9.25% Sr. Nts., 4/15/08                                   6,200,000     2,201,000
 9.375% Sr. Unsec. Nts., 11/15/06                          2,700,000       985,500
                                                                    ---------------
                                                                         3,186,500

-----------------------------------------------------------------------------------
 Airlines--0.3%
 America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05     22,273,000    11,275,706
-----------------------------------------------------------------------------------
 Amtran, Inc.:
 9.625% Nts., 12/15/05                                     4,800,000     1,944,000
 10.50% Sr. Nts., 8/1/04                                  11,800,000     4,779,000
                                                                    ---------------
                                                                        17,998,706

-----------------------------------------------------------------------------------
 Building Products--0.3%
 Associated Materials, Inc., 9.75%
 Sr. Sub. Nts., 4/15/12(5)                                 2,400,000     2,472,000
-----------------------------------------------------------------------------------
 GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(5)            632,622       686,461
-----------------------------------------------------------------------------------
 Nortek, Inc.:
 9.125% Sr. Unsec. Nts., Series B, 9/1/07                  8,500,000     8,585,000
 9.25% Sr. Nts., Series B, 3/15/07                         4,890,000     4,951,125
 9.875% Sr. Unsec. Sub. Nts., 6/15/11                      1,150,000     1,121,250
                                                                    ---------------
                                                                        17,815,836

-----------------------------------------------------------------------------------
 Commercial Services & Supplies--1.2%
 Allied Waste North America, Inc.:
 8.50% Sr. Sub. Nts., 12/1/08                             10,300,000     9,836,500
 8.875% Sr. Nts., Series B, 4/1/08                        14,800,000    14,430,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                3,400,000     3,145,000
-----------------------------------------------------------------------------------
 American Pad & Paper Co., 13% Sr. Sub.
 Nts., Series B, 11/15/05(1,3,4)                           3,462,000        51,930
-----------------------------------------------------------------------------------
 Buhrmann US, Inc., 12.25% Sr. Unsec. Sub. Nts., 11/1/09   2,500,000     2,525,000
-----------------------------------------------------------------------------------
 Coinmach Corp., 9% Sr. Nts., 2/1/10                       3,300,000     3,423,750
-----------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07(1)             6,545,000     6,774,075
-----------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375%
 Sr. Sub. Nts., 8/1/07(1)                                  5,800,000     4,379,000
-----------------------------------------------------------------------------------
 Iron Mountain, Inc., 8.75% Sr. Sub. Nts., 9/30/09         9,000,000     9,090,000

32    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Commercial Services & Supplies Continued
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts.,
 Series B, 4/1/09(1,3,4)                                 $ 5,300,000 $       6,625
-----------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50%
 Sr. Sub. Nts., 2/15/09                                    7,050,000     6,732,750
-----------------------------------------------------------------------------------
 Mail-Well, Inc., 9.625% Sr. Nts., 3/15/12(5)              5,500,000     3,822,500
-----------------------------------------------------------------------------------
 Protection One, Inc./Protection
 One Alarm Monitoring, Inc.,
 7.375% Sr. Unsec. Nts., 8/15/05                           5,150,000     4,532,000
-----------------------------------------------------------------------------------
 Safety-Kleen Corp., 9.25% Sr. Unsec.
 Nts., 5/15/09(1,3,4)                                     13,150,000       526,000
-----------------------------------------------------------------------------------
 Synagro Technologies, Inc., 9.50% Sr. Sub. Nts., 4/1/09   2,400,000     2,496,000
                                                                    ---------------
                                                                        71,771,130

-----------------------------------------------------------------------------------
 Construction & Engineering--0.2%
 Integrated Electrical Services, Inc.:
 9.375% Sr. Sub. Nts., Series B, 2/1/09                      300,000       267,750
 9.375% Sr. Sub. Nts., Series C, 2/1/09                    2,150,000     1,918,875
-----------------------------------------------------------------------------------
 URS Corp., 11.50% Sr. Nts., 9/15/09(5)                   11,150,000    10,202,250
                                                                    ---------------
                                                                        12,388,875

-----------------------------------------------------------------------------------
 Electrical Equipment--0.1%
 Dayton Superior Corp., 13% Sr. Unsec. Sub. Nts., 6/15/09  2,900,000     2,479,500
-----------------------------------------------------------------------------------
 Industrial Conglomerates--0.4%
 Great Lakes Dredge & Dock Corp., 11.25%
 Sr. Unsec. Sub. Nts., 8/15/08                             7,105,000     7,362,556
-----------------------------------------------------------------------------------
 Tyco International Group SA, 6.375% Nts., 10/15/11       15,900,000    13,063,281
                                                                    ---------------
                                                                        20,425,837

-----------------------------------------------------------------------------------
 Machinery--1.0%
 Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                  1,977,000     2,293,320
-----------------------------------------------------------------------------------
 AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08                 9,900,000    10,444,500
-----------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                   4,450,000     2,647,750
-----------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr.
 Unsec. Sub. Nts., 3/1/08(1)                               1,050,000       803,250
-----------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr.
 Sub. Nts., Series B, 6/1/05                               7,835,000     5,014,400
-----------------------------------------------------------------------------------
 Joy Global, Inc., 8.75% Sr. Sub. Nts., Series B, 3/15/12  1,700,000     1,725,500
-----------------------------------------------------------------------------------
 NMHG Holding Co., 10% Sr. Nts., 5/15/09                   2,400,000     2,436,000
-----------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625%
 Sr. Sub. Nts., Series B, 6/15/07                         10,400,000    10,036,000
-----------------------------------------------------------------------------------
 Terex Corp.:
 8.875% Sr. Unsec. Sub. Nts., 4/1/08                         600,000       573,000
 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08             2,650,000     2,530,750
 9.25% Sr. Unsec. Sub. Nts., 7/15/11                       3,500,000     3,430,000
 10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11            9,000,000     9,135,000
-----------------------------------------------------------------------------------
 Wolverine Tube, Inc., 10.50% Sr. Nts., 4/1/09             4,000,000     3,820,000
                                                                    ---------------
                                                                        54,889,470

-----------------------------------------------------------------------------------
 Marine--0.2%
 CP Ships Ltd., 10.375% Sr. Nts., 7/15/12(5)               6,350,000     6,604,000
-----------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units
 (each unit consists of $1,000 principal
 amount of 12% first priority ship mtg.
 sr. sec. nts., 7/15/05 and one
 warrant to purchase five shares of
 common stock)(1,3,4,14)                                   5,400,000     2,808,000

33    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Marine Continued
 Navigator Gas Transport plc, 10.50%
 First Priority Ship Mtg. Nts., 6/30/07(5)               $11,650,000 $   4,368,750
                                                                    ---------------
                                                                        13,780,750

-----------------------------------------------------------------------------------
 Road & Rail--0.0%
 Kansas City Southern Railway Co. (The),
 7.50% Sr. Nts., 6/15/09                                   2,000,000     2,030,000
-----------------------------------------------------------------------------------
 Transportation Infrastructure--0.0%
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06(3,4)  10,175,000     1,933,250
-----------------------------------------------------------------------------------
 Cambridge Industries, Inc., Liquidating
 Trust Interests, 7/15/07                                  5,189,534            --
                                                                    ---------------
                                                                         1,933,250

-----------------------------------------------------------------------------------
 Information Technology--1.2%
-----------------------------------------------------------------------------------
 Communications Equipment--0.1%
 CellNet Data Systems, Inc., 0%/14% Sr.
 Unsec. Disc. Nts., 10/1/07(1,3,4,11)                     21,148,000            --
-----------------------------------------------------------------------------------
 Orion Network Systems, Inc., 12.50% Sr.
 Disc. Nts., 1/15/07                                      11,975,000     3,311,087
                                                                    ---------------
                                                                         3,311,087

-----------------------------------------------------------------------------------
 Computers & Peripherals--0.0%
 Seagate Technology Hdd Holdings, 8% Sr. Nts., 5/15/09(5)  2,800,000     2,618,000
-----------------------------------------------------------------------------------
 Electronic Equipment & Instruments--0.6%
 ChipPAC International Co. Ltd., 12.75% Sr.
 Unsec. Sub. Nts., Series B, 8/1/09                        4,000,000     3,920,000
-----------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12%
 Sr. Sub. Nts., Series B, 8/1/05(1)                       12,553,000    10,481,755
-----------------------------------------------------------------------------------
 Fisher Scientific International, Inc.:
 8.125% Sr. Sub. Nts., 5/1/12                              3,400,000     3,468,000
 9% Sr. Unsec. Sub. Nts., 2/1/08                           8,935,000     9,225,387
 9% Sr. Unsec. Sub. Nts., 2/1/08                           1,925,000     1,987,563
-----------------------------------------------------------------------------------
 Flextronics International Ltd., 9.875% Sr.
 Unsec. Sub. Nts., 7/1/10                                  2,250,000     2,250,000
-----------------------------------------------------------------------------------
 Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08  5,000,000     5,150,000
-----------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(3,4)           10,550,000       263,750
                                                                    ---------------
                                                                        36,746,455

-----------------------------------------------------------------------------------
 Internet Software & Services--0.1%
 Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(1,3,4)        8,100,000     1,174,500
-----------------------------------------------------------------------------------
 Exodus Communications, Inc.:
 10.75% Sr. Nts., 12/15/09(1,3,4) [EUR]                    2,500,000        98,830
 10.75% Sr. Unsec. Sub. Nts., 12/15/09(3)                  8,500,000       451,563
-----------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13%
 Sr. Disc. Nts., 4/15/08(1,3,4,11)                         5,700,000       541,500
-----------------------------------------------------------------------------------
 Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10(3)           4,400,000       814,000
-----------------------------------------------------------------------------------
 PSINet, Inc., 10.50% Sr. Unsec. Nts., 12/1/06(3,4) [EUR]  6,150,000       577,414
                                                                    ---------------
                                                                         3,657,807

-----------------------------------------------------------------------------------
 IT Consulting & Services--0.0%
 Comforce Operating, Inc., 12% Sr. Nts.,
 Series B, 12/1/07                                         2,920,000     1,635,200
-----------------------------------------------------------------------------------
 Office Electronics--0.0%
 ASAT Finance LLC, 12.50% Sr. Unsec. Nts., 11/1/06         1,430,000       972,400

34    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Semiconductor Equipment & Products--0.4%
 Amkor Technology, Inc.:
 9.25% Sr. Unsec. Nts., 5/1/06                           $   800,000 $     556,000
 9.25% Sr. Unsec. Sub. Nts., 2/15/08                       2,850,000     1,966,500
-----------------------------------------------------------------------------------
 Fairchild Semiconductor Corp., 10.375%
 Sr. Unsec. Nts., 10/1/07                                  8,100,000     8,383,500
-----------------------------------------------------------------------------------
 Micron Technology, Inc., 6.50% Sub. Nts., 9/30/05        14,000,000    11,830,000
                                                                    ---------------
                                                                        22,736,000

-----------------------------------------------------------------------------------
 Materials--4.4%
-----------------------------------------------------------------------------------
 Chemicals--1.2%
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09             7,500,000     7,237,500
-----------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts.,
 Series B, 12/1/07                                         1,700,000       722,500
-----------------------------------------------------------------------------------
 Compass Minerals Group, Inc., 10% Sr. Sub. Nts., 8/15/11  3,800,000     4,047,000
-----------------------------------------------------------------------------------
 Equistar Chemicals LP, 8.75% Sr. Unsec. Nts., 2/15/09     3,400,000     2,911,026
-----------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc:
 10.125% Sr. Unsec. Sub. Nts., 7/1/09                      1,000,000       835,000
 10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                3,300,000     2,543,884
 Zero Coupon Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(9)   14,040,000     3,159,000
-----------------------------------------------------------------------------------
 Huntsman International LLC, 9.875% Sr. Nts., 3/1/09(5)    1,700,000     1,708,500
-----------------------------------------------------------------------------------
 ISP Holdings, Inc., 10.625% Sr. Sec. Nts., 12/15/09       4,100,000     3,710,500
-----------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.50% Sec. Nts., 12/15/08                                 2,700,000     2,450,250
 9.625% Sr. Sec. Nts., Series A, 5/1/07                    3,700,000     3,431,750
 9.875% Sec. Nts., Series B, 5/1/07                        9,275,000     8,602,563
-----------------------------------------------------------------------------------
 Noveon, Inc., 11% Sr. Unsec. Sub. Nts.,
 Series B, 2/28/11                                         4,500,000     4,882,500
-----------------------------------------------------------------------------------
 OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11             4,500,000     4,455,000
-----------------------------------------------------------------------------------
 PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08         2,557,668     1,777,579
-----------------------------------------------------------------------------------
 Pioneer Cos., Inc., 5.298% Sr. Sec. Nts., 12/31/06(2)       852,553       575,473
-----------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09       2,000,000     1,400,000
-----------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06(3,4)                 7,915,000     1,068,525
 12.375% Sr. Sec. Nts., Series B, 7/15/06(3,4)             5,685,000     5,770,275
-----------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(1)     5,000,000     5,025,000
                                                                    ---------------
                                                                        66,313,825

-----------------------------------------------------------------------------------
 Construction Materials--0.0%
 Formica Corp., 10.875% Sr. Unsec. Sub. Nts.,
 Series B, 3/1/09(3,4)                                     4,300,000     1,161,000
-----------------------------------------------------------------------------------
 Containers & Packaging--1.1%
 Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06                             2,300,000     2,371,875
 8.25% Sr. Unsec. Sub. Nts., 8/1/08                        3,300,000     3,403,125
-----------------------------------------------------------------------------------
 Graphic Packaging Corp., 8.625% Sub. Nts., 2/15/12        2,500,000     2,525,000
-----------------------------------------------------------------------------------
 Jefferson Smurfit Corp., 8.25% Sr. Nts., 10/1/12(5)       1,000,000     1,000,000
-----------------------------------------------------------------------------------
 MDP Acquisitions plc, 9.625% Sr. Nts., 10/1/12(5)         3,200,000     3,176,000
-----------------------------------------------------------------------------------
 Owens-Brockway Glass Container, Inc., 8.875%
 Sr. Sec. Nts., 2/15/09                                    3,600,000     3,636,000
-----------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr.
 Unsec. Sub. Nts., 4/1/09                                  4,800,000     5,172,000

35    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Containers & Packaging Continued
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                         $ 9,990,000 $  10,239,750
 10.875% Sr. Sub. Nts., 4/1/08                             8,280,000     8,321,400
-----------------------------------------------------------------------------------
 Silgan Holdings, Inc., 9% Sr. Sub. Debs., 6/1/09(5)       2,000,000     2,075,000
-----------------------------------------------------------------------------------
 Stone Container Corp.:
 8.375% Sr. Nts., 7/1/12(5)                                5,800,000     5,800,000
 9.25% Sr. Unsec. Nts., 2/1/08                             4,500,000     4,657,500
 9.75% Sr. Unsec. Nts., 2/1/11                             7,900,000     8,255,500
-----------------------------------------------------------------------------------
 TriMas Corp., 9.875% Sr. Sub. Nts., 6/15/12(5)            5,550,000     5,466,750
                                                                    ---------------
                                                                        66,099,900

-----------------------------------------------------------------------------------
 Metals & Mining--1.4%
 AK Steel Corp.:
 7.75% Sr. Unsec. Nts., 6/15/12(5)                         7,800,000     7,761,000
 7.875% Sr. Unsec. Nts., 2/15/09                           5,425,000     5,425,000
-----------------------------------------------------------------------------------
 Better Minerals & Aggregates Co., 13%
 Sr. Unsec. Sub. Nts., 9/15/09                             1,050,000       895,125
-----------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50%
 Sr. Unsec. Nts., Series B, 4/1/09                         3,000,000     3,030,000
-----------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11%
 Sr. Nts., 12/1/07(1,3)                                    7,025,000       105,375
-----------------------------------------------------------------------------------
 Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08       7,750,000     7,478,750
-----------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub.
 Nts., Series B, 5/15/08                                   6,477,937     4,372,607
-----------------------------------------------------------------------------------
 International Utility Structures, Inc.,
 13% Unsec. Sub. Nts., 2/1/08(1)                           1,586,000       356,850
-----------------------------------------------------------------------------------
 Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12     5,200,000     5,096,000
-----------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp.:
 10.875% Sr. Nts., Series B, 10/15/06(3)                   4,500,000     3,105,000
 12.75% Sr. Sub. Nts., 2/1/03(3,4)                        10,650,000     1,331,250
-----------------------------------------------------------------------------------
 Keystone Consolidated Industries, Inc.,
 9.625% Sr. Sec. Nts., 8/1/07(1)                           5,700,000       712,500
-----------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr.
 Disc. Nts., 7/15/08(11)                                   6,950,000     3,162,250
-----------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                    9,595,000     8,203,725
-----------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg.
 Bonds, Series D, 3/1/09(3,4)                             17,000,000     5,907,500
-----------------------------------------------------------------------------------
 Oregon Steel Mills, Inc., 10% Nts., 7/15/09(5)            3,200,000     3,216,000
-----------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub.
 Nts., Series B, 5/15/08                                   9,879,000    10,397,648
-----------------------------------------------------------------------------------
 Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09(5)          2,000,000     2,030,000
-----------------------------------------------------------------------------------
 UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12              2,400,000     2,292,000
-----------------------------------------------------------------------------------
 United States Steel LLC, 10.75% Sr. Nts., 8/1/08          5,100,000     5,049,000
                                                                    ---------------
                                                                        79,927,580

-----------------------------------------------------------------------------------
 Paper & Forest Products--0.7%
 Ainsworth Lumber Co. Ltd.:
 12.50% Sr. Nts., 7/15/07(13)                              6,850,000     7,089,750
 13.875% Sr. Sec. Nts., 7/15/07                            4,000,000     4,300,000
-----------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04(3)        15,250,000     3,126,250
-----------------------------------------------------------------------------------
 Domtar, Inc., 10.85% Debs., 8/5/17 [CAD]                  1,700,000     1,345,928
-----------------------------------------------------------------------------------
 Fort James Corp., 6.875% Sr. Nts., 9/15/07                2,500,000     2,112,527
-----------------------------------------------------------------------------------
 Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts., 5/15/11   16,275,000    13,590,455

36    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Paper & Forest Products Continued
 Louisiana-Pacific Corp., 10.875% Sr.
 Sub. Nts., 11/15/08                                     $ 3,000,000 $   3,135,000
-----------------------------------------------------------------------------------
 PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00(1,3,4) 4,025,000       171,063
-----------------------------------------------------------------------------------
 Tembec Industries, Inc., 7.75% Sr. Nts., 3/15/12          5,500,000     5,280,000
-----------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07        5,000,000     2,625,000
                                                                    ---------------
                                                                        42,775,973

-----------------------------------------------------------------------------------
 Telecommunication Services--2.4%
-----------------------------------------------------------------------------------
 Diversified Telecommunication Services--0.7%
 360networks, Inc.:
 13% Sr. Unsec. Nts., 5/1/08(1,3,4) [EUR]                  1,900,000            94
 13% Sr. Unsec. Nts., 5/1/08(1,3,4)                        1,100,000           110
-----------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc., 12% Sr.
 Sub. Nts., 11/1/07(1,3)                                   2,490,000        18,675
-----------------------------------------------------------------------------------
 American Tower Corp., 9.375% Sr. Nts., 2/1/09             2,300,000     1,368,500
-----------------------------------------------------------------------------------
 COLO.com, Inc., 13.875% Sr. Nts., 3/15/10(1,3,4)          6,350,000        95,250
-----------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 11.20% Sr.
 Unsec. Disc. Debs., 11/15/07                              6,260,000     5,109,725
-----------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr.
 Unsec. Nts., 12/15/07(1,3,4)                              4,085,000        40,850
-----------------------------------------------------------------------------------
 Diamond Cable Communications plc, 11.75%
 Sr. Disc. Nts., 12/15/05(3)                              10,675,000     1,441,125
-----------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(3)          1,600,000     1,288,000
-----------------------------------------------------------------------------------
 Focal Communications Corp.:
 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(11)             2,150,000        96,750
 11.875% Sr. Unsec. Nts., Series B, 1/15/10                1,090,000       103,550
-----------------------------------------------------------------------------------
 Intermedia Communications, Inc.,
 0%/12.25% Sr. Disc. Nts.,
 Series B, 3/1/09(3,4,11)                                  6,950,000       590,750
-----------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc., 0%/12.50%
 Sr. Unsec. Disc. Nts., 2/15/08(1,3,11)                   17,416,000       261,240
-----------------------------------------------------------------------------------
 KPNQwest BV, 8.875% Sr. Nts., 2/1/08(1,3) [EUR]           5,000,000        12,354
-----------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(11)                    21,200,000     6,890,000
 0%/12.875% Sr. Unsec. Disc. Nts., 3/15/10(11)             3,000,000       735,000
 9.125% Sr. Unsec. Nts., 5/1/08                            1,400,000       735,000
-----------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc., 10% Sr.
 Unsec. Nts., Series B, 11/15/08(1,3)                     10,100,000        88,375
-----------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc.,
 12.875% Nts., 2/15/10(3,4)                                2,400,000       396,000
-----------------------------------------------------------------------------------
 Ntelos, Inc., 13% Sr. Nts., 8/15/10(1)                    7,100,000     2,733,500
-----------------------------------------------------------------------------------
 NTL Communications Corp.:
 0%/9.75% Sr. Unsec. Nts., Series B,
 4/15/09(3,4,11) [GBP]                                    24,000,000     4,151,664
 9.875% Sr. Unsec. Nts., Series B, 11/15/09(3) [EUR]       6,000,000       844,996
-----------------------------------------------------------------------------------
 NTL, Inc., 0%/10.75% Sr. Unsec. Unsub.
 Nts., Series B, 4/1/08(3,4,11) [GBP]                      1,750,000       357,766
-----------------------------------------------------------------------------------
 RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10               2,592,000       531,360
-----------------------------------------------------------------------------------
 Sprint Capital Corp., 8.375% Nts., 3/15/12                8,400,000     5,879,395
-----------------------------------------------------------------------------------
 Tele1 Europe BV:
 11.875% Sr. Nts., 12/1/09(3) [EUR]                        3,000,000       348,376
 13% Sr. Unsec. Nts., 5/15/09(3) [EUR]                     5,000,000       605,334

37    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1

-----------------------------------------------------------------------------------

 Diversified Telecommunication Services Continued
 Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(3,11)                  $11,300,000 $   1,836,250
 0%/9.875% Sr. Disc. Nts., 4/15/09(1,3,11) [GBP]           9,500,000     2,166,257
-----------------------------------------------------------------------------------
 Teligent, Inc., 11.50% Sr. Nts., 12/1/07(1,3,4)           4,835,000           483
-----------------------------------------------------------------------------------
 Time Warner Telecom LLC/Time Warner Telecom,
 Inc., 9.75% Sr. Nts., 7/15/08                             1,000,000       435,000
-----------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(1,3,4)        9,480,000         4,740
-----------------------------------------------------------------------------------
 XO Communications, Inc.:
 0%/9.45% Sr. Unsec. Disc. Nts., 4/15/08(1,3,4,11)         2,750,000        27,500
 0%/12.25% Sr. Unsec. Disc. Nts., 6/1/09(1,3,4,11)         1,400,000        14,000
 9% Sr. Unsec. Nts., 3/15/08(1,3,4)                        7,300,000        73,000
 9.625% Sr. Nts., 10/1/07(1,3)                             9,283,000        92,830
 10.75% Sr. Unsec. Nts., 11/15/08(1,3)                     5,200,000        52,000
                                                                    ---------------
                                                                        39,425,799

-----------------------------------------------------------------------------------
 Wireless Telecommunication Services--1.7%
 Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts., 2/1/11    5,200,000       962,000
-----------------------------------------------------------------------------------
 American Cellular Corp., 9.50% Sr.
 Sub. Nts., 10/15/09(3)                                   11,400,000     1,539,000
-----------------------------------------------------------------------------------
 Arch Wireless Holdings, Inc.:
 10% Sr. Sec. Sub. Nts., 5/15/07(1)                          434,283       340,912
 12% Sub. Nts., 5/15/09                                      233,000        66,405
-----------------------------------------------------------------------------------
 AT&T Wireless Services, Inc., 7.875% Sr.
 Unsec. Nts., 3/1/11                                       2,000,000     1,542,600
-----------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(11)                    6,700,000     2,914,500
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(11)           14,510,000     9,939,350
 9% Sr. Nts., 5/15/11                                      1,000,000       610,000
-----------------------------------------------------------------------------------
 Dobson Communications Corp., 10.875%
 Sr. Unsec. Nts., 7/1/10                                     500,000       345,000
-----------------------------------------------------------------------------------
 Horizon PCS, Inc., 13.75% Sr. Nts., 6/15/11               1,000,000       195,000
-----------------------------------------------------------------------------------
 IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10(11)     2,200,000       121,000
-----------------------------------------------------------------------------------
 Leap Wireless International, Inc.:
 0%/14.50% Sr. Unsec. Disc. Nts., 4/15/10(3,11)            5,400,000       243,000
 12.50% Sr. Nts., 4/15/10(3)                               5,775,000       563,063
-----------------------------------------------------------------------------------
 Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07(1,3,4)    7,470,000        93,375
-----------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B,
 10/15/07(1,3,11) [CAD]                                    9,355,000        73,722
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(3,11)                7,000,000        70,000
-----------------------------------------------------------------------------------
 Millicom International Cellular SA,
 13.50% Sr. Disc. Nts., 6/1/06                             8,015,000     2,204,125
-----------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.95% Sr. Disc. Nts., 2/15/08(11)                     14,350,000    10,690,750
 9.375% Sr. Unsec. Nts., 11/15/09                         10,450,000     7,994,250
 10.65% Sr. Disc. Nts., 9/15/07                            1,400,000     1,176,000
 12% Sr. Unsec. Nts., 11/1/08                              2,950,000     2,492,750
-----------------------------------------------------------------------------------
 Nextel Partners, Inc., 11% Sr. Unsec. Nts., 3/15/10       2,200,000     1,463,000
-----------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(5)             14,950,000    15,772,250
-----------------------------------------------------------------------------------
 Orbcomm Global LP (Escrow)                               15,930,000            --
-----------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts.,
 Series B, 5/15/08                                         3,700,000     1,979,500

38    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Wireless Telecommunication Services Continued
 SBA Communications Corp.:
 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(11)                $24,995,000 $  12,872,425
 10.25% Sr. Unsec. Nts., 2/1/09                            4,000,000     2,140,000
-----------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(11)              2,100,000       378,000
 0%/12% Sr. Disc. Nts., 7/15/08(11)                        9,800,000     1,862,000
 0%/12.875% Sr. Unsec. Disc. Nts., Series B, 3/15/10(11)   1,000,000       160,000
-----------------------------------------------------------------------------------
 TeleCorp PCS, Inc.:
 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(11)        2,404,000     1,766,940
 10.625% Sr. Unsec. Sub. Nts., 7/15/10(12)                 4,157,000     3,678,945
-----------------------------------------------------------------------------------
 Tritel PCS, Inc.:
 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(11)         2,982,000     2,221,590
 10.375% Sr. Sub. Nts., 1/15/11                            4,519,000     3,954,125
-----------------------------------------------------------------------------------
 Triton PCS, Inc.:
 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(11)             1,000,000       660,000
 8.75% Sr. Unsec. Sub. Nts., 11/15/11                      2,500,000     1,662,500
 9.375% Sr. Unsec. Sub. Nts., 2/1/11                       2,000,000     1,370,000
-----------------------------------------------------------------------------------
 US Unwired, Inc., 0%/13.375% Sr. Unsec.
 Sub. Disc. Nts., Series B, 11/1/09(11)                    8,800,000       484,000
                                                                    ---------------
                                                                        96,602,077

-----------------------------------------------------------------------------------
 Utilities--1.2%
-----------------------------------------------------------------------------------
 Electric Utilities--0.9%
 AES Corp. (The):
 8.75% Sr. Unsec. Unsub. Nts., 6/15/08                     1,850,000       934,250
 8.875% Sr. Unsec. Nts., 2/15/11                           5,000,000     2,575,000
-----------------------------------------------------------------------------------
 AES Drax Holdings Ltd., 10.41% Sr. Sec. Sub. Nts.,
 Series B, 12/31/20                                        9,500,000     6,697,500
-----------------------------------------------------------------------------------
 Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts.,
 Series B, 12/15/09                                        2,913,771     2,811,789
-----------------------------------------------------------------------------------
 Calpine Corp.:
 8.50% Sr. Unsec. Nts., 2/15/11                           34,200,000    14,193,000
 8.75% Sr. Nts., 7/15/07                                   2,600,000     1,131,000
-----------------------------------------------------------------------------------
 Central Termica Guemes SA, 3% Unsec.
 Unsub. Bonds, 9/26/10(1,2)                                5,422,500       406,688
-----------------------------------------------------------------------------------
 CMS Energy Corp.:
 8.50% Sr. Nts., 4/15/11                                   2,500,000     1,915,660
 9.875% Sr. Unsec. Nts., 10/15/07                          4,910,000     4,030,668
-----------------------------------------------------------------------------------
 Edison Mission Energy:
 9.875% Sr. Unsec. Nts., 4/15/11                           1,900,000       864,500
 10% Sr. Unsec. Nts., 8/15/08                              5,200,000     2,418,000
-----------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts.,
 Series E, 5/1/11                                          4,000,000     4,228,264
-----------------------------------------------------------------------------------
 Funding Corp./Beaver Valley Funding Corp.,
 9% Second Lease Obligation Bonds, 6/1/17                    956,000     1,012,008
-----------------------------------------------------------------------------------
 Messer Griesheim Holding AG, 10.375%
 Sr. Nts., 6/1/11 [EUR]                                    3,000,000     3,076,084
-----------------------------------------------------------------------------------
 Mirant Americas Generation LLC:
 7.625% Sr. Unsec. Nts., 5/1/06                            4,300,000     2,386,500
 8.30% Sr. Unsec. Nts., 5/1/11                               500,000       257,500
-----------------------------------------------------------------------------------
 Westar Energy, Inc., 9.75% Sr. Unsec. Nts., 5/15/07       5,000,000     4,803,545
                                                                    ---------------
                                                                        53,741,956

39    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Gas Utilities--0.3%
 AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
 8.875% Sr. Unsec. Nts., 5/20/11(12)                     $ 4,400,000 $   4,554,000
-----------------------------------------------------------------------------------
 Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp.,
 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09            7,000,000     7,175,000
-----------------------------------------------------------------------------------
 Williams Cos., Inc. (The), 7.125% Nts., 9/1/11            4,350,000     2,718,750
                                                                    ---------------
                                                                        14,447,750

-----------------------------------------------------------------------------------
 Multi-Utilities--0.0%
 Consumers Energy Co., 6.375% Sr. Sec. Nts., 2/1/08        1,200,000     1,115,113
-----------------------------------------------------------------------------------
 Dynegy Holdings, Inc., 8.75% Sr. Nts., 2/15/12            3,350,000     1,055,250
                                                                    ---------------
                                                                         2,170,363
                                                                    ---------------
 Total Corporate Bonds and Notes (Cost $2,557,991,450)               1,883,417,487

                                                              Shares
===================================================================================
 Preferred Stocks--0.9%
-----------------------------------------------------------------------------------
 AmeriKing, Inc., 13% Cum. Sr. Exchangeable,
 Non-Vtg.(1,13)                                              338,141         3,381
-----------------------------------------------------------------------------------
 BankUnited Capital Trust, 10.25%
 Capital Securities, 12/31/26(1)                          10,050,000     9,874,125
-----------------------------------------------------------------------------------
 Criimi Mae, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.      278,000     4,726,000
-----------------------------------------------------------------------------------
 Crown American Realty Trust, 11% Cum., Series A, Non-Vtg.    49,500     2,747,250
-----------------------------------------------------------------------------------
 CSC Holdings, Inc., 11.125% Cum., Series M, Non-Vtg.         85,396     5,614,787
-----------------------------------------------------------------------------------
 Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg.(1,4)    255,000     8,988,750
-----------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable, Non-Vtg.(13)                         8,017     2,034,314
 13% Sr. Exchangeable, Non-Vtg.(13)                           10,414     2,733,675
-----------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr.
 Redeemable, Non-Vtg.(1,4,13)                                 11,723         1,172
-----------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum.
 Exchangeable, Series B, Non-Vtg.(4)                          39,000       867,750
-----------------------------------------------------------------------------------
 Earthwatch, Inc., 12% Cv., Series C, Non-Vtg.(1)            354,552       354,552
-----------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 10.50% Sr.
 Exchangeable, Non-Vtg.(1,13)                                 21,050            --
-----------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(1,4,13)     5,773            87
-----------------------------------------------------------------------------------
 McLeodUSA, Inc., 2.50% Cv., Series A(4)                       6,516         9,774
-----------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc.,
 11.25% Sr. Redeemable Exchangeable,
 Non-Vtg.(1,4,13)                                             96,993            --
-----------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr.
 Exchangeable, Non-Vtg.(13)                                    1,273     6,874,200
-----------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg.(13)   19,355     3,532,288
-----------------------------------------------------------------------------------
 Sovereign Real Estate Investment Trust,
 12% Non-Cum., Series A(1)                                    57,800     6,256,850
-----------------------------------------------------------------------------------
 Supermarkets General Holdings Corp.,
 $14.08 Exchangeable(1,4,13)                                 200,000         2,000
-----------------------------------------------------------------------------------
 Ziff Davis Holdings, Inc., 10% Nts., Series E(1,4)              240           960
                                                                    ---------------
 Total Preferred Stocks (Cost $140,668,678)                             54,621,915

===================================================================================
 Common Stocks--0.3%
-----------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc.(4)                          6,272           220
-----------------------------------------------------------------------------------
 Arch Wireless, Inc.(4)                                       35,284        19,406
-----------------------------------------------------------------------------------
 Celcaribe SA(1,4)                                         1,658,520        16,585

40    OPPENHEIMER STRATEGIC INCOME FUND

                                                                      Market Value
                                                             Shares     See Note 1
===================================================================================

 Common Stocks Continued
-----------------------------------------------------------------------------------
 Chesapeake Energy Corp.                                     950,000 $   6,270,000
-----------------------------------------------------------------------------------
 Chiquita Brands International, Inc.(4)                       88,293     1,364,127
-----------------------------------------------------------------------------------
 Contour Energy Co.(4)                                       477,300        16,658
-----------------------------------------------------------------------------------
 Covad Communications Group, Inc.(4)                         168,383       247,523
-----------------------------------------------------------------------------------
 Criimi Mae, Inc.(4)                                         431,792     3,389,567
-----------------------------------------------------------------------------------
 Geotek Communications, Inc.(1)                                6,475            --
-----------------------------------------------------------------------------------
 Geotek Communications, Inc., Series B (Escrowed)(1,4)           625            --
-----------------------------------------------------------------------------------
 Horizon Natural Resources Co.(1,4)                          133,333        33,333
-----------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd.(4)                   276,705       237,966
-----------------------------------------------------------------------------------
 Ladish Co., Inc.(4)                                          30,000       186,000
-----------------------------------------------------------------------------------
 Manitowoc Co., Inc. (The)                                     7,919       216,585
-----------------------------------------------------------------------------------
 Pioneer Cos., Inc.(1,4)                                     165,394       620,227
-----------------------------------------------------------------------------------
 Prandium, Inc.(4,15)                                      1,019,757       968,769
-----------------------------------------------------------------------------------
 Premier Holdings Ltd.(1,4,15)                               799,833            --
-----------------------------------------------------------------------------------
 Southern Pacific Funding Corp., Liquidating Trust(1,4)    7,946,502            --
-----------------------------------------------------------------------------------
 TVMAX Holdings, Inc.(1,4)                                    56,750       227,000
-----------------------------------------------------------------------------------
 Walter Industries, Inc.                                      60,000       736,800
-----------------------------------------------------------------------------------
 Wilshire Financial Services Group, Inc.(4)                  560,000     1,803,200
-----------------------------------------------------------------------------------
 WRC Media Corp.(1,4)                                         15,559           156
                                                                    ---------------
 Total Common Stocks (Cost $43,198,340)                                 16,354,122

                                                               Units
===================================================================================
 Rights, Warrants and Certificates--0.4%
-----------------------------------------------------------------------------------
 ASAT Finance LLC Wts., Exp. 11/1/06(1,4)                      2,200         3,025
-----------------------------------------------------------------------------------
 Banco Central Del Uruguay Rts., Exp. 1/2/21(1,4)          2,870,000            --
-----------------------------------------------------------------------------------
 Charles River Laboratories International,
 Inc. Wts., Exp. 10/1/09(1,4)                                  5,950     1,100,750
-----------------------------------------------------------------------------------
 Chesapeake Energy Corp. Wts.:
 Exp. 1/23/03(1,4)                                           128,644            --
 Exp. 1/23/03(1,4)                                            64,350            --
 Exp. 5/1/05(1,4)                                             27,926            --
 Exp. 9/1/04(1,4)                                            189,000            --
-----------------------------------------------------------------------------------
 COLO.com, Inc. Wts., Exp. 3/15/10(1,4)                        6,350            63
-----------------------------------------------------------------------------------
 Comunicacion Celular SA Wts., Exp. 11/15/03(1,4)              8,109           162
-----------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07(1,4)             4,650            46
-----------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(1,4)        18,300           183
-----------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(1,4)          5,225            52
-----------------------------------------------------------------------------------
 Equinix, Inc. Wts., Exp. 12/1/07(1,4)                         8,100            81
-----------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Litigation Wts.(4)                48,080        52,407
-----------------------------------------------------------------------------------
 Grand Union Co. Wts., Exp. 8/17/03(1,4)                      11,563             1
-----------------------------------------------------------------------------------
 HF Holdings, Inc. Wts., Exp. 9/27/09(1,4)                    34,425         3,442
-----------------------------------------------------------------------------------
 Horizon PCS, Inc. Wts., Exp. 10/1/10(1,4)                    11,000           550
-----------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05(1,4)             46,860           469

41    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                                      Market Value
                                                              Units     See Note 1
===================================================================================

 Rights, Warrants and Certificates Continued
-----------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd. Wts.:
 Exp. 5/16/06(4)                                              69,399 $       2,776
 Exp. 5/16/06(1,4)                                               103             3
-----------------------------------------------------------------------------------
 Imperial Credit Industries, Inc. Wts., Exp. 1/31/08(1,4)     86,946            --
-----------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(1,4)                         7,780            78
-----------------------------------------------------------------------------------
 International Utility Structures, Inc. Wts., Exp. 2/1/03(4)   1,090            --
-----------------------------------------------------------------------------------
 Internet Commerce & Communications, Inc. Wts.,
 Exp. 7/3/03(4,5)                                             55,000            --
-----------------------------------------------------------------------------------
 IPCS, Inc. Wts., Exp. 6/15/10(1,4)                            6,600         2,475
-----------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1,4)           23,200           232
-----------------------------------------------------------------------------------
 Leap Wireless International, Inc. Wts., Exp. 4/15/10(1,4)     6,700         2,512
-----------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(1,4)     4,160            --
-----------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1,4)     6,250            63
-----------------------------------------------------------------------------------
 McLeodUSA, Inc. Wts., Exp. 4/16/07(1,4)                      14,440           144
-----------------------------------------------------------------------------------
 Mexico Value Rts., Exp. 6/30/03(4)                          301,615            88
-----------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(4,5)    29,300         5,626
-----------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(1,4)           5,800            58
-----------------------------------------------------------------------------------
 Morgan Stanley Wts., Exp. 6/5/03(4)                       2,314,379    19,905,048
-----------------------------------------------------------------------------------
 Ntelos, Inc. Wts., Exp. 8/15/10(1,4)                          8,000        13,000
-----------------------------------------------------------------------------------
 Occidente y Caribe Celular SA Wts., Exp. 3/15/04(1,4)        21,600           216
-----------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts., Exp. 6/1/06
 (cv. into Metromedia International Group, Inc.)(1,4)         16,650           167
-----------------------------------------------------------------------------------
 PLD Telekom, Inc., 14% Sr. Cv.
 Disc. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group Inc.)(1,4)          16,650           167
-----------------------------------------------------------------------------------
 PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group, Inc.)(1,4)          1,500            15
-----------------------------------------------------------------------------------
 Protection One, Inc. Wts.:
 Exp. 11/1/03(1,4)                                           182,000            --
 Exp. 6/30/05(1,4)                                            13,440            --
-----------------------------------------------------------------------------------
 Real Time Data Co. Wts., Exp. 5/31/04(1,4)                2,251,489            --
-----------------------------------------------------------------------------------
 Republic Technologies International LLC Wts.,
 Exp. 7/15/09(1,4)                                             4,900            49
-----------------------------------------------------------------------------------
 Telergy, Inc. Wts., Exp. 9/25/10(1,4)                        18,175           182
-----------------------------------------------------------------------------------
 Telus Corp. Wts., Exp. 9/15/05(1,4)                          12,147         3,037
-----------------------------------------------------------------------------------
 Venezuela (Republic of) Oil Linked Payment
 Obligation Wts., Exp. 4/15/20(1,4)                           18,600            --
-----------------------------------------------------------------------------------
 Verado Holdings, Inc., Cl. B Wts., Exp. 4/15/08(1,4)          7,000         3,535
-----------------------------------------------------------------------------------
 Ziff Davis Holdings, Inc. Wts., Exp. 8/12/12(1,4)            44,000        44,000
                                                                    ---------------
 Total Rights, Warrants and Certificates (Cost $29,931,420)             21,144,702

42    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
===================================================================================

 Structured Notes--6.0%
-----------------------------------------------------------------------------------
 Bear Stearns Cos., Inc. (The),
 High Yield Index Linked Nts.:
 2.70%, 4/15/03                                         $ 10,000,000 $  10,254,000
 2.70%, 4/15/03                                            5,000,000     5,153,000
-----------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (Nassau Branch),
 U.S. Dollar/Philippine Peso
 Linked Nts., 12.50%, 3/15/12(2) [PHP]                   804,270,000    15,255,433
-----------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch),
 Russian Obligatzii Federal'nogo Zaima Linked Nts.:
 Series 27005, 10.028%, 10/9/02(1,2) [RUR]               333,627,470    10,219,182
 Series 27005, 10.028%, 10/9/02(1,2) [RUR]                10,781,020       330,228
 Series 27006, 10.028%, 1/22/03(1,2) [RUR]               176,366,390     5,353,265
 Series 27006, 10.028%, 1/22/03(1,2) [RUR]                10,781,020       327,237
 Series 27007, 10.028%, 2/5/03(1,2) [RUR]                273,490,060     8,309,028
 Series 27007, 10.028%, 2/5/03(1,2) [RUR]                 10,781,020       327,543
 Series 27008, 10.028%, 5/21/03(1,2) [RUR]               116,856,260     3,516,740
 Series 27008, 10.028%, 5/21/03(1,2) [RUR]                10,781,020       324,450
 Series 27009, 10.028%, 6/4/03(1,2) [RUR]                133,795,850     4,021,890
 Series 27009, 10.028%, 6/4/03(1,2) [RUR]                 10,781,020       324,076
 Series 27009, 10.028%, 6/4/03(1,2) [RUR]                 95,614,902     2,874,174
 Series 27010, 10.028%, 9/17/03(1,2) [RUR]                72,157,470     2,143,568
 Series 27010, 10.028%, 9/17/03(1,2) [RUR]                10,781,020       320,270
 Series 27011, 10.028%, 10/8/03(1,2) [RUR]               131,512,500     3,888,574
 Series 27011, 10.028%, 10/8/03(1,2) [RUR]                10,781,020       318,774
 Series 28001, 10.028%, 1/21/04(1,2) [RUR]                10,781,020       315,002
-----------------------------------------------------------------------------------
 Credit Suisse First Boston International,
 U.S. Dollar/South African
 Rand Linked Nts., 1.965%, 5/23/22(1,2)                   13,740,000    13,657,560
-----------------------------------------------------------------------------------
 Deutsche Bank AG:
 Brazilian Real Linked Nts., 22%, 2/8/04                  23,755,000    17,854,258
 Colombian Peso Linked Nts., 2.201%, 4/22/04(2)            5,550,000     5,188,695
 Columbian Peso Linked Nts., 14.61%, 8/8/04(1,2)           5,675,000     5,525,180
 Mexican Peso Linked Nts., 1.66%, 4/9/12(2)               35,881,453    32,207,192
-----------------------------------------------------------------------------------
 JPMorgan Chase Bank:
 Credit Linked Trust Certificates, 8.75%, 5/15/07         97,020,000    89,258,400
 EMBI Plus Linked CD, 0.54%, 2/6/03                       17,520,000    17,262,396
 EMBI Plus/EMBI Global Linked Bonds, 1.02%, 3/11/03       12,405,000    10,998,319
 EMBI Plus/EMBI Global Linked Bonds, 1.20%, 4/4/03         8,280,000     7,211,838
 Hungarian Forint/Euro Linked Bonds, 2%, 7/14/03          15,270,000    15,144,786
 Hungarian Forint/Euro Linked Nts., 1.82%, 8/6/03         13,340,000    13,050,522
-----------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc./Redwood Capital I Ltd.,
 Catastrophe Linked Bonds, 7.36%, 1/1/03(2,5)             11,100,000    11,052,159
-----------------------------------------------------------------------------------
 Russia (Government of) Federal
 Loan Obligatzii Federal'nogo
 Zaima Bonds, Series 27010,
 10.028%, 9/17/03(1,2) [RUR]                             134,087,300     3,983,306
-----------------------------------------------------------------------------------
 Salomon Smith Barney, Inc., Mexican Peso Linked Nts.,
 1.78%, 12/6/02 [MXN]                                    155,198,400    14,543,544
-----------------------------------------------------------------------------------
 Standard Chartered Bank,
 Indonesian Rupiah Linked Nts.,
 12.86%, 10/21/02 [IDR]                              107,921,860,000    11,990,678
-----------------------------------------------------------------------------------
 Swiss Re Capital Markets Corp./Fujiyama Ltd.
 Catastrophe Linked Nts., 5.92%, 5/16/05(1,2)              2,500,000     2,497,875
                                                                    ---------------
 Total Structured Notes (Cost $367,483,698)                            345,003,142

43    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                                      Market Value
                                  Date        Strike      Contracts     See Note 1
===================================================================================

 Options Purchased--0.0%
-----------------------------------------------------------------------------------
 Brazilian Real Call(1,4)     10/11/02         3.335BRR     144,746  $       6,396
-----------------------------------------------------------------------------------
 Chiliean Peso Call(1,4)      10/11/02        719.50CLP      47,264         26,586
-----------------------------------------------------------------------------------
 Japanese Yen Call(1,4)        2/18/03        116.33JPY   1,546,560        558,528
                                                                    ---------------
 Total Options Purchased (Cost $1,738,570)                                 591,510

                                                          Principal
                                                             Amount
===================================================================================

 Joint Repurchase Agreements--3.9%
-----------------------------------------------------------------------------------
 Undivided interest of 25.17% in
 joint repurchase agreement with
 PaineWebber, Inc., 1.90%, dated
 9/30/02, to be repurchased at
 $226,623,960 on 10/1/02,
 collateralized by Federal National
 Mortgage Assn., 7%, 5/1/32--7/1/32,
 with a value of $918,866,253
 (Cost $226,612,000)                                 $226,612,000      226,612,000

-----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $9,043,754,152)         139.6%    8,078,762,448
-----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                     (39.6)   (2,291,993,212)
                                                     ------------------------------
 Net Assets                                                100.0%  $ 5,786,769,236
                                                     ==============================

44    OPPENHEIMER STRATEGIC INCOME FUND

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP      Argentine Peso
AUD      Australian Dollar
BRR      Brazilian Real
CAD      Canadian Dollar
CLP      Chilean Peso
DEM      German Mark
EUR      Euro
FRF      French Franc
GBP      British Pound Sterling
IDR      Indonesian Rupiah
ITL      Italian Lira
JPY      Japanese Yen
MXN      Mexican Nuevo Peso
NOK      Norwegian Krone
PHP      Philippines Peso
RUR      Russian Ruble
SEK      Swedish Krona

1. Identifies issues considered to be illiquid or restricted--See Note 9 of
Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Issuer is in default.
4. Non-income producing security.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $391,521,241 or 6.77% of the Fund's net assets as of September 30, 2002.
6. When-issued security to be delivered and settled after September 30, 2002.
7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
9. Zero coupon bond reflects effective yield on the date of purchase.
10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
12. Securities with an aggregate market value of $23,625,788 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
13. Interest or dividend is paid-in-kind.
14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
15. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended September 30,
2002. The aggregate fair value of securities of affiliated companies held by the
Fund as of September 30, 2002 amounts to $968,769. Transactions during the period in which the issuer was an affiliate are as follows:

                           Shares/Units                            Shares/Units
                          September 30,       Gross        Gross  September 30,    Unrealized
                                   2001   Additions   Reductions           2002  Depreciation
---------------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Prandium, Inc.                      --   1,019,757           --     1,019,757   $11,017,231
 Premier Holdings Ltd.          799,833          --           --       799,833            --

 See accompanying Notes to Financial Statements.

45    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2002

================================================================================
 Assets
--------------------------------------------------------------------------------
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $9,031,768,152)                  $ 8,077,793,679
 Affiliated companies (cost $11,986,000)                               968,769
                                                               ---------------
                                                                 8,078,762,448
--------------------------------------------------------------------------------
 Cash--foreign currencies (cost $14,026,570)                        14,011,631
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                 426,159
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $2,395,348,437 sold
 on a when-issued basis)                                         2,443,717,127
 Interest, dividends and principal paydowns                        107,151,023
 Shares of beneficial interest sold                                 11,116,019
 Daily variation on futures contracts                                2,391,081
 Swap contract                                                         272,172
 Other                                                                 338,666
                                                               ---------------
 Total assets                                                   10,658,186,326

================================================================================
 Liabilities
--------------------------------------------------------------------------------

 Bank overdraft                                                      6,671,204
--------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts               1,223,658
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $4,784,313,536
 purchased on a when-issued basis)                               4,834,580,079
 Shares of beneficial interest redeemed                             14,079,889
 Dividends                                                           5,302,654
 Closed foreign currency contracts                                   3,679,878
 Distribution and service plan fees                                  3,556,371
 Transfer and shareholder servicing agent fees                       1,269,347
 Shareholder reports                                                   867,132
 Trustees' compensation                                                  8,661
 Other                                                                 178,217
                                                               ---------------
 Total liabilities                                               4,871,417,090

================================================================================
 Net Assets                                                    $ 5,786,769,236
                                                               ===============

================================================================================
 Composition of Net Assets
--------------------------------------------------------------------------------
 Par value of shares of beneficial interest                    $     1,586,733
--------------------------------------------------------------------------------
 Additional paid-in capital                                      7,757,689,738
--------------------------------------------------------------------------------
 Overdistributed net investment income                             (68,166,742)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                                (965,920,553)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and
 translation of assets and liabilities
 denominated in foreign currencies                                (938,419,940)
                                                               ---------------
 Net Assets                                                     $5,786,769,236
                                                               ===============

46    OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
 Net Asset Value Per Share
--------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per
 share (based on net assets of
 $3,202,824,718 and 878,962,304
 shares of beneficial interest outstanding)                              $3.64
 Maximum offering price per share (net asset
 value plus sales charge of 4.75% of
 offering price)                                                         $3.82
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of
 $1,847,181,911 and 505,207,107
 shares of beneficial interest outstanding)                              $3.66
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per share
 (based on net assets of $568,487,312
 and 156,289,380 shares of beneficial
 interest outstanding)                                                   $3.64
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $15,508,294
 and 4,253,046 shares of beneficial
 interest outstanding)                                                   $3.65
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price
 and offering price per share (based on net
 assets of $152,767,001 and 42,021,102
 shares of beneficial interest outstanding)                              $3.64

 See accompanying Notes to Financial Statements.

47    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2002

================================================================================
 Investment Income
--------------------------------------------------------------------------------
 Interest                                                         $ 527,249,752
--------------------------------------------------------------------------------
 Dividends                                                           10,507,485
                                                                  --------------
 Total investment income                                            537,757,237

================================================================================
 Expenses
--------------------------------------------------------------------------------
 Management fees                                                     31,984,221
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              8,016,884
 Class B                                                             20,573,741
 Class C                                                              5,712,541
 Class N                                                                 43,924
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              5,509,441
 Class B                                                              3,380,744
 Class C                                                                921,201
 Class N                                                                 12,543
 Class Y                                                              1,465,652
--------------------------------------------------------------------------------
 Shareholder reports                                                  1,780,940
--------------------------------------------------------------------------------
 Custodian fees and expenses                                          1,032,084
--------------------------------------------------------------------------------
 Trustees' compensation                                                 132,115
--------------------------------------------------------------------------------
 Other                                                                  391,559
                                                                  --------------
 Total expenses                                                      80,957,590
 Less reduction to custodian expenses                                   (98,844)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                       (1,076,513)
                                                                  --------------
 Net expenses                                                        79,782,233

================================================================================
 Net Investment Income                                              457,975,004

================================================================================
 Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)             (204,542,296)
 Closing of futures contracts                                        20,049,155
 Closing and expiration of option contracts written                   1,426,948
 Foreign currency transactions                                       23,573,063
                                                                  --------------
 Net realized loss                                                 (159,493,130)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                         49,607,912
 Translation of assets and liabilities denominated
 in foreign currencies                                               31,470,717
                                                                  --------------
 Net change                                                          81,078,629
                                                                  --------------
 Net realized and unrealized loss                                   (78,414,501)

================================================================================
 Net Increase in Net Assets Resulting from Operations             $ 379,560,503
                                                                  ==============

 See accompanying Notes to Financial Statements.

48    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                       2002            2001
=====================================================================================

 Operations
-------------------------------------------------------------------------------------
 Net investment income                                $  457,975,004  $  546,901,546
-------------------------------------------------------------------------------------
 Net realized loss                                      (159,493,130)   (251,835,322)
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     81,078,629    (426,626,806)
                                                      -------------------------------
 Net increase (decrease) in net assets
 resulting from operations                               379,560,503    (131,560,582)

=====================================================================================
 Dividends and/or Distributions to Shareholders
-------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                (265,599,919)   (223,800,703)
 Class B                                                (151,627,069)   (138,599,183)
 Class C                                                 (42,267,132)    (32,280,026)
 Class N                                                    (694,273)        (50,660)
 Class Y                                                 (10,529,269)     (6,434,333)
-------------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                 (15,387,732)   (107,719,843)
 Class B                                                  (9,696,394)    (76,996,106)
 Class C                                                  (2,693,708)    (17,828,168)
 Class N                                                     (42,219)        (25,609)
 Class Y                                                    (603,497)     (3,038,265)

=====================================================================================
 Beneficial Interest Transactions
-------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                  84,394,819     142,685,491
 Class B                                                (304,556,289)   (121,131,584)
 Class C                                                  27,485,800      70,362,886
 Class N                                                  12,727,093       3,371,769
 Class Y                                                  52,746,414      39,363,472

=====================================================================================
 Net Assets
-------------------------------------------------------------------------------------
 Total decrease                                         (246,782,872)   (603,681,444)
-------------------------------------------------------------------------------------
 Beginning of period                                   6,033,552,108   6,637,233,552
                                                      -------------------------------
 End of period [including
 overdistributed net investment
 income of $68,166,742 and
 $38,143,483, respectively]                           $5,786,769,236  $6,033,552,108
                                                      ===============================

 See accompanying Notes to Financial Statements.

49    OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

 Class A  Year Ended September 30        2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.72     $ 4.18     $ 4.33     $ 4.59     $ 4.95
-------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                    .32        .36        .43        .42        .42
 Net realized and unrealized loss        (.08)      (.43)      (.17)      (.29)      (.37)
                                       ----------------------------------------------------
 Total from investment operations         .24       (.07)       .26        .13        .05
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income    (.30)      (.26)      (.41)      (.39)      (.41)
 Tax return of capital distribution      (.02)      (.13)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.32)      (.39)      (.41)      (.39)      (.41)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.72      $4.18      $4.33      $4.59
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.63%     (1.79)%     6.18%      2.91%      0.80%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                    $3,202,825 $3,186,441 $3,431,763 $3,578,105 $3,950,818
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                    $3,263,490 $3,349,859 $3,517,517 $3,798,380 $4,077,360
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.91%      8.90%      9.98%      9.34%      8.48%
 Expenses                                1.01%      0.93%      0.95%      0.94%      0.92%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

50    OPPENHEIMER STRATEGIC INCOME FUND

 Class B   Year Ended September 30       2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.73     $ 4.19     $ 4.34     $ 4.61     $ 4.96
-------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                    .28        .33        .39        .39        .37
 Net realized and unrealized loss        (.05)      (.43)      (.17)      (.30)      (.35)
                                       ----------------------------------------------------
 Total from investment operations         .23       (.10)       .22        .09        .02
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income    (.28)      (.24)      (.37)      (.36)      (.37)
 Tax return of capital distribution      (.02)      (.12)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.30)      (.36)      (.37)      (.36)      (.37)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.66      $3.73      $4.19      $4.34      $4.61
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.11%     (2.53)%     5.37%      1.92%      0.26%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                    $1,847,182 $2,186,638 $2,581,391 $3,380,689 $4,040,704
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                    $2,056,449 $2,394,886 $2,907,627 $3,838,145 $3,871,397
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.22%      8.14%      9.01%      8.55%      7.73%
 Expenses                                1.75%      1.68%      1.71%      1.69%      1.67%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

51    OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS Continued

 Class C   Year Ended September 30       2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period   $3.71      $4.17      $4.32      $4.59      $4.95
-------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                    .29        .33        .39        .39        .37
 Net realized and unrealized loss        (.06)      (.43)      (.17)      (.30)      (.36)
                                       ----------------------------------------------------
 Total from investment operations         .23       (.10)       .22        .09        .01
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income    (.28)      (.24)      (.37)      (.36)      (.37)
 Tax return of capital distribution      (.02)      (.12)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.30)      (.36)      (.37)      (.36)      (.37)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.71      $4.17      $4.32      $4.59
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.15%     (2.54)  %   5.39%      1.92%      0.05%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $568,487   $553,399   $548,332   $610,686   $650,584
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                      $571,292   $554,279   $568,742   $650,197   $546,577
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.15%      8.15%      9.21%      8.58%      7.73%
 Expenses                                1.75%      1.68%      1.71%      1.69%      1.67%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

52    OPPENHEIMER STRATEGIC INCOME FUND

 Class N      Year Ended September 30                                 2002    2001(1)
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                $3.72     $4.13
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .30       .22
 Net realized and unrealized loss                                     (.05)     (.41)
                                                                   ------------------------
 Total from investment operations                                      .25      (.19)
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.30)     (.15)
 Tax return of capital distribution                                   (.02)     (.07)
                                                                   ------------------------
 Total dividends and/or distributions
 to shareholders                                                      (.32)     (.22)
-------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $3.65     $3.72
                                                                   ========================

===========================================================================================
 Total Return, at Net Asset Value(2)                                  6.70%    (4.61)%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                          $15,508    $3,215
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $ 8,954    $1,348
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                7.07%     9.74%
 Expenses                                                             1.22%     0.98%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               117%      209%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

53    OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL highlights Continued

 Class Y   Year Ended September 30       2002       2001       2000       1999       1998(1)
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.71     $ 4.17     $ 4.32     $ 4.59     $ 4.90
-------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                    .32        .36        .46        .44        .29
 Net realized and unrealized loss        (.06)      (.42)      (.19)      (.30)      (.32)
                                     ------------------------------------------------------
 Total from investment operations         .26       (.06)       .27        .14       (.03)
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income    (.31)      (.26)      (.42)      (.41)      (.28)
 Tax return of capital distribution      (.02)      (.14)        --         --         --
                                     ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.33)      (.40)      (.42)      (.41)      (.28)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.71      $4.17      $4.32      $4.59
                                     ======================================================

===========================================================================================
 Total Return, at Net Asset Value(2)     7.06%     (1.58)%     6.55%      3.07%     (0.64)%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $152,767   $103,858    $75,748    $48,566     $6,907
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                      $127,992   $ 94,400    $57,127    $32,310     $4,344
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                   7.86%      9.09%     11.39%     10.16%      8.82%
 Expenses                                1.74%      1.35%      0.83%      0.57%      0.58%(4)
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                   0.90%      0.78%      0.83%      0.57%      0.58%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. For the period from January 26, 1998 (inception of offering) to September 30,
1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

54    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Strategic Income Fund (the Fund) is a separate series of
 Oppenheimer Strategic Funds Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high current income by investing mainly in debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the
 Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2002, the market value of these securities comprised 6.0% of the Fund's net assets and resulted in unrealized losses in the current period of $22,480,556. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note
 5.

55    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 1. Significant Accounting Policies Continued
 Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.
 The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2002, the Fund had entered into when-issued purchase commitments of $4,784,313,536 and when-issued sale commitments of $2,395,348,437.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
 but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
    Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2002, securities with an aggregate market value of $134,530,697, representing 2.32%
 of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

56    OPPENHEIMER STRATEGIC INCOME FUND

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2004      $114,650,580
                              2007        16,381,920
                              2008       358,683,799
                              2009        52,578,252
                              2010       185,647,798
                                        ------------
                              Total     $727,942,349
                                        ============

 As of September 30, 2002, the Fund had approximately $131,983,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain

57    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 1. Significant Accounting Policies Continued
 foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect a decrease in additional paid-in capital of $28,423,550, a decrease in overdistributed net investment income of $11,142,949, and a decrease in accumulated net realized loss on investments of $17,280,601. Net assets of the
 Fund were unaffected by the reclassifications.
    As noted in the Statements of Changes in Net Assets for federal income tax purposes, the Fund realized a return of capital of $28,423,550. Net assets of the Fund were unaffected by this reclassification.

 The tax character of distributions paid during the years ended September 30,
2002 and September 30, 2001 was as follows:
                                           Year Ended          Year Ended
                                   September 30, 2002  September 30, 2001
        -----------------------------------------------------------------
        Distributions paid from:
        Ordinary income                  $470,717,662        $401,164,905
        Long-term capital gain                     --                  --
        Return of capital                  28,423,550         205,607,991
                                         --------------------------------
        Total                            $499,141,212        $606,772,896
                                         ================================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:
        Overdistributed net investment income   $   (68,166,742)
        Accumulated net realized loss              (965,920,553)
        Net unrealized depreciation                (938,419,940)
                                                ---------------
        Total                                   $(1,972,507,235)
                                                ===============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

58    OPPENHEIMER STRATEGIC INCOME FUND

 estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                       Year Ended September 30, 2002  Year Ended September 30, 2001(1)
                                Shares        Amount         Shares         Amount
--------------------------------------------------------------------------------------

 Class A
 Sold                      172,101,425 $ 646,946,497    188,669,272   $ 755,182,903
 Dividends and/or
 distributions reinvested   48,064,194   180,500,573     52,957,872     210,279,320
 Redeemed                 (197,799,204) (743,052,251)  (206,323,035)   (822,776,732)
                          ------------------------------------------------------------
 Net increase               22,366,415 $  84,394,819     35,304,109   $ 142,685,491
                          ============================================================

--------------------------------------------------------------------------------------
 Class B
 Sold                       72,239,653 $ 272,446,824     97,194,083   $ 389,847,321
 Dividends and/or
 distributions reinvested   24,126,021    90,899,162     30,273,511     120,642,281
 Redeemed                 (177,141,272) (667,902,275)  (157,574,443)   (631,621,186)
                          ------------------------------------------------------------
 Net decrease              (80,775,598)$(304,556,289)   (30,106,849)  $(121,131,584)
                          ============================================================

--------------------------------------------------------------------------------------
 Class C
 Sold                       38,283,028 $ 143,665,045     43,557,276   $ 174,083,267
 Dividends and/or
 distributions reinvested    7,553,119    28,283,682      7,780,708      30,829,341
 Redeemed                  (38,550,880) (144,462,927)   (33,753,927)   (134,549,722)
                          ------------------------------------------------------------
 Net increase                7,285,267 $  27,485,800     17,584,057   $  70,362,886
                          ============================================================

--------------------------------------------------------------------------------------
 Class N
 Sold                        3,786,342 $  14,209,840        988,219   $   3,855,530
 Dividends and/or
 distributions reinvested      187,836       702,952         18,772          70,795
 Redeemed                     (585,248)   (2,185,699)      (142,875)       (554,556)
                          ------------------------------------------------------------
 Net increase                3,388,930 $  12,727,093        864,116   $   3,371,769
                          ============================================================

--------------------------------------------------------------------------------------
 Class Y
 Sold                       25,193,404 $  94,584,057     17,299,092   $  69,133,166
 Dividends and/or
 distributions reinvested    2,410,896     9,023,067      2,219,302      8,788,396
 Redeemed                  (13,562,379)  (50,860,710)    (9,692,485)   (38,558,090)
                          ------------------------------------------------------------
 Net increase               14,041,921 $   52,746,414     9,825,909   $  39,363,472
                          ============================================================

 1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30,
 2001, for Class N shares.

59    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were
 $9,434,974,346 and $8,677,082,381, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $9,125,873,832 was composed of:

                     Gross unrealized appreciation  $   196,919,520
                     Gross unrealized depreciation   (1,244,030,904)
                                                    ---------------
                     Net unrealized depreciation    $(1,047,111,384)
                                                    ===============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
 0.75% of the first $200 million of average annual net assets of the Fund, 0.72%
 of the next $200 million, 0.69% of the next $200 million, 0.66% of the next
 $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $22.50 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

60    OPPENHEIMER STRATEGIC INCOME FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate       Class A    Concessions    Concessions    Concessions    Concessions
                     Front-End     Front-End     on Class A     on Class B     on Class C     on Class N
                 Sales Charges Sales Charges         Shares         Shares         Shares         Shares
                    on Class A   Retained by    Advanced by    Advanced by    Advanced by    Advanced by
 Year Ended             Shares   Distributor Distributor(1) Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------------------

 September 30, 2002 $4,841,002    $1,420,119       $330,235     $8,201,918     $1,150,891       $116,766

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A       Class B        Class C        Class N
                            Contingent    Contingent     Contingent     Contingent
                              Deferred      Deferred       Deferred       Deferred
                         Sales Charges Sales Charges  Sales Charges  Sales Charges
                           Retained by   Retained by    Retained by    Retained by
 Year Ended                Distributor   Distributor    Distributor    Distributor
-----------------------------------------------------------------------------------

 September 30, 2002            $43,020    $6,502,972       $102,631         $3,629

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $8,016,884, all of which were paid by the
 Distributor to recipients, and included $478,737 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
 A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30,
 2002, were as follows:

                                                                      Distributor's
                                                       Distributor's      Aggregate
                                                           Aggregate   Unreimbursed
                                                        Unreimbursed  Expenses as %
                       Total Payments Amount Retained       Expenses  of Net Assets
                           Under Plan  by Distributor     Under Plan       of Class
-------------------------------------------------------------------------------------

 Class B Plan             $20,573,741     $16,079,983   $107,739,506           5.83%
 Class C Plan               5,712,541       1,262,466     17,058,610           3.00
 Class N Plan                  43,924          41,902        315,808           2.04

61    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
 Assets and Liabilities as a receivable or payable and in the Statement of
 Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of September 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                                          Contract           Valuation
                            Expiration      Amount               as of     Unrealized      Unrealized
 Contract Description            Dates      (000s)      Sept. 30, 2002    Appreciation   Depreciation
------------------------------------------------------------------------------------------------------

 Contracts to Purchase
 Canadian Dollar [CAD]        11/27/02      18,905CAD      $11,897,091        $     --     $   69,613
 Euro [EUR]            12/27/02-5/5/03      35,540EUR       34,903,902         289,106             --
------------------------------------------------------------------------------------------------------
                                                                               289,106         69,613
                                                                              ------------------------
 Contracts to Sell
 Australian Dollar [AUD]      11/27/02      22,040AUD       11,916,542              --          2,378
 British Pound Sterling [GBP] 10/1/02-
                               3/20/03      14,585GBP       22,718,487              --        206,360
 Canadian Dollar [CAD]         2/21/03      31,720CAD       19,897,685         137,053             --
 Euro [EUR]            10/7/02-2/27/03      64,175EUR       63,181,967              --        911,462
 Japanese Yen [JPY]           10/22/02   2,940,000JPY       24,179,845              --         33,845
                                                                              ------------------------
                                                                               137,053      1,154,045
                                                                              ------------------------
 Total Unrealized Appreciation and Depreciation                               $426,159     $1,223,658
                                                                              ========================

================================================================================
 6. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures

62    OPPENHEIMER STRATEGIC INCOME FUND

 contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of September 30, 2002, the Fund had outstanding futures contracts as follows:

                                                    Valuation as of     Unrealized
                                Expiration Number of  September 30,   Appreciation
 Contract Description                Dates Contracts           2002 (Depreciation)
------------------------------------------------------------------------------------

 Contracts to Purchase
 Euro-Bobl                         12/6/02     2,961   $321,752,875   $  1,135,196
 NASDAQ 100 Index                 12/19/02       120     10,026,000       (174,000)
 Nikkei 225 Index                 12/12/02        24      1,111,800        (12,103)
 United Kingdom Long Gilt         12/27/02        24      4,559,659           (691)
 U.S. Long Bonds                  12/19/02     2,489    284,368,250     13,746,464
 U.S. Treasury Nts., 10 yr.       12/19/02     6,852    794,189,625     26,707,875
                                                                      -------------
                                                                        41,402,741
                                                                      -------------
 Contracts to Sell
 DAX Index                        12/20/02        48      3,349,151        619,198
 Euro-Bundesobligation             12/6/02       480     53,486,796       (123,340)
 Euro-Schatz                       12/6/02       844     87,733,289       (175,166)
 FTSE 100 Index                   12/20/02        12        699,367         26,170
 Japan (Government of)
 Bonds                            12/11/02        63     72,656,481        372,597
 U.S. Treasury Nts., 2 yr.        12/27/02     3,626    779,250,062     (8,913,219)
 U.S. Treasury Nts., 5 yr.        12/19/02     3,275    374,271,094     (6,698,336)
                                                                      -------------
                                                                       (14,892,096)
                                                                      -------------
                                                                      $ 26,510,645
                                                                      =============

63    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 7. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the
 Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended September 30, 2002 was as follows:

                                        Call Options                      Put Options
                     -------------------------------   --------------------------------
                     Principal (000s)/                 Principal (000s)/
                             Number of     Amount of         Number of      Amount of
                             Contracts      Premiums         Contracts       Premiums
---------------------------------------------------------------------------------------

 Options outstanding as of
 September 30, 2001                 --   $        --         1,847,992    $ 1,262,423
 Options written                24,753    11,238,924            32,816      1,004,067
 Options closed or expired     (24,508)   (5,215,896)       (1,880,792)    (1,516,623)
 Options exercised                (245)   (6,023,028)              (16)      (749,867)
                              ---------------------------------------------------------
 Options outstanding as of
 September 30, 2002                 --   $        --                --    $        --
                              =========================================================

64    OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
 8. Credit Swap Transactions
 The Fund may enter into a credit swap transaction to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement on a daily basis. The Fund enters into swaps only on securities it owns. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund segregates liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive.

 As of September 30, 2002, the Fund had entered into the following credit swap agreements:

                                                          Valuation as of
                                 Expiration      Notional   September 30,     Unrealized
 Contract Description                  Date        Amount            2002   Appreciation
------------------------------------------------------------------------------------------

 J.P. Morgan Chase Bank, Jordon
 (Kingdom of) Credit Nts.            6/6/06     4,350,000        $272,172      $272,172

================================================================================
 9. Illiquid or Restricted Securities
 As of September 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2002 was $478,716,875, which represents 8.27% of the Fund's net assets, of which
 $274,261 is considered restricted. Information concerning restricted securities is as follows:

                                                     Valuation as of
                                 Acquisition         September 30,      Unrealized
 Security                        Dates     Cost            2002        Depreciation
------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Geotek Communications, Inc.         4/6/00 $     --        $     --       $    --
 Geotek Communications, Inc.,
 Series B                            1/4/01    2,500              --         2,500
 Real Time Data Co. Wts.,
 Exp. 5/31/04                       6/30/99   22,515              --        22,515

 Currency
 Argentine Peso                     1/15/02   35,599          21,110        14,489
 Russian Ruble                      9/18/02  253,600         253,151           449

65    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
10. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
 Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of
 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at September
30, 2002.

                         Appendix A

                    RATINGS DEFINITIONS
                    -------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those
ratings represent the opinion of the agency as to the
credit quality of issues that they rate. The summaries
below are based upon publicly-available information
provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality.
They carry the smallest degree of investment risk. Interest
payments are protected by a large or by an exceptionally
stable margin and principal is secure. While the various
protective elements are likely to change, the changes that
can be expected are most unlikely to impair the
fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all
standards. Together with the Aaa group, they comprise what
are generally known as high-grade bonds. They are rated
lower than the best bonds because margins of protection may
not be as large as with Aaa securities or fluctuation of
protective elements may be of greater amplitude or there
may be other elements present which make the long-term
risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment
attributes and are to be considered as upper-medium grade
obligations. Factors giving security to principal and
interest are considered adequate but elements may be
present which suggest a susceptibility to impairment
sometime in the future.

Baa: Bonds rated Baa are considered medium grade
obligations; that is, they are neither highly protected nor
poorly secured. Interest payments and principal security
appear adequate for the present but certain protective
elements may be lacking or may be characteristically
unreliable over any great length of time. Such bonds lack
outstanding investment characteristics and have speculative
characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements.
Their future cannot be considered well-assured. Often the
protection of interest and principal payments may be very
moderate and not well safeguarded during both good and bad
times over the future. Uncertainty of position
characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of
desirable investment. Assurance of interest and principal
payments or of maintenance of other terms of the contract
over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in
default or there may be present elements of danger with
respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are
speculative in a high degree and are often in default or
have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and
can be regarded as having extremely poor prospects of ever
attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each
generic rating classification from Aa through Caa. The
modifier "1" indicates that the obligation ranks in the
higher end of its category; the modifier "2" indicates a
mid-range ranking and the modifier "3" indicates a ranking
in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay
punctually senior debt obligations having an original
maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of
senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of
senior short-term debt obligations. Earnings trends and
coverage, while sound, may be subject to variation.
Capitalization characteristics, while appropriate, may be
more affected by external conditions. Ample alternate
liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of
senior short-term obligations. The effect of industry
characteristics and market compositions may be more
pronounced. Variability in earnings and profitability may
result in changes in the level of debt protection
measurements and may require relatively high financial
leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating
category.

Standard & Poor's Rating Services
------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its
financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated
obligations only in small degree. The obligor's capacity to
meet its financial commitment on the obligation is very
strong.

A: Bonds rated "A" are somewhat more susceptible to adverse
effects of changes in circumstances and economic conditions
than obligations in higher-rated categories. However, the
obligor's capacity to meet its financial commitment on the
obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection
parameters. However, adverse economic conditions or
changing circumstances are more likely to lead to a
weakened capacity of the obligor to meet its financial
commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having
significant speculative characteristics. BB indicates the
least degree of speculation and C the highest. While such
obligations will likely have some quality and protective
characteristics, these may be outweighed by large
uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than
other speculative issues. However, these face major
uncertainties or exposure to adverse business, financial,
or economic conditions which could lead to the obligor's
inadequate capacity to meet its financial commitment on the
obligation.

B: A bond rated B is more vulnerable to nonpayment than an
obligation rated BB, but the obligor currently has the
capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to
nonpayment, and is dependent upon favorable business,
financial, and economic conditions for the obligor to meet
its financial commitment on the obligation. In the event of
adverse business, financial or economic conditions, the
obligor is not likely to have the capacity to meet its
financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable
to nonpayment.

C: The C rating may used where a bankruptcy petition has
been filed or similar action has been taken, but payments
on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation
are not being made on the date due.

The ratings from AA to CCC may be modified by the addition
of a plus (+) or minus (-) sign to show relative standing
within the major rating categories. The "r" symbol is
attached to the ratings of instruments with significant
noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity
to meet its financial commitment on the obligation is
strong. Within this category, a plus (+) sign designation
indicates the issuer's capacity to meet its financial
obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse
effects of changes in circumstances and economic conditions
than obligations in higher rating categories. However, the
obligor's capacity to meet its financial commitment on the
obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However,
adverse economic conditions or changing circumstances are
more likely to lead to a weakened capacity of the obligor
to meet its financial commitment on the obligation.

B: Regarded as having significant speculative
characteristics. The obligor currently has the capacity to
meet its financial commitment on the obligation. However,
it faces major ongoing uncertainties which could lead to
the obligor's inadequate capacity to meet its financial
commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon
favorable business, financial, and economic conditions for
the obligor to meet its financial commitment on the
obligation.

D: In payment default. Payments on the obligation have not
been made on the due date. The rating may also be used if a
bankruptcy petition has been filed or similar actions
jeopardize payments on the obligation.

Fitch, Inc.
------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the
lowest expectation of credit risk. They are assigned only
in the case of exceptionally strong capacity for timely
payment of financial commitments. This capacity is highly
unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very
low expectation of credit risk. They indicate a very strong
capacity for timely payment of financial commitments. This
capacity is not significantly vulnerable to foreseeable
events.

A: High Credit Quality. "A" ratings denote a low
expectation of credit risk. The capacity for timely payment
of financial commitments is considered strong. This
capacity may, nevertheless, be more vulnerable to changes
in circumstances or in economic conditions than is the case
for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there
is currently a low expectation of credit risk. The capacity
for timely payment of financial commitments is considered
adequate, but adverse changes in circumstances and in
economic conditions are more likely to impair this
capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a
possibility of credit risk developing, particularly as the
result of adverse economic change over time. However,
business or financial alternatives may be available to
allow financial commitments to be met. Securities rates in
this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that
significant credit risk is present, but a limited margin of
safety remains. Financial commitments are currently being
met. However, capacity for continued payment is contingent
upon a sustained, favorable business and economic
environment.

CCC, CC C: High Default Risk. Default is a real
possibility. Capacity for meeting financial commitments is
solely reliant upon sustained, favorable business or
economic developments. A "CC" rating indicates that default
of some kind appears probable. "C" ratings signal imminent
default.

DDD, DD, and D: Default. The ratings of obligations in this
category are based on their prospects for achieving partial
or full recovery in a reorganization or liquidation of the
obligor. While expected recovery values are highly
speculative and cannot be estimated with any precision, the
following serve as general guidelines. `DDD' obligations
have the highest potential for recovery, around 90%-100% of
outstanding amounts and accrued interest. `DD' indicates
potential recoveries in the range of 50%-90%, and `D' the
lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or
all of their obligations. Entities rated `DDD' have the
highest prospect for resumption of performance or continued
operation with or without a formal reorganization process.
Entities rated `DD' and `D' are generally undergoing a
formal reorganization or liquidation process; those rated
`DD' are likely to satisfy a higher portion of their
outstanding obligations, while entities rated `D' have a
poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating
symbol to denote relative status within the major rating
categories. Plus and minus signs are not added to the "AAA"
category or to categories below "CCC," nor to short-term
ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely
payment of financial commitments. May have an added "+" to
denote any exceptionally strong credit feature.

F2:  Good credit quality. A satisfactory capacity for
timely payment of financial commitments, but the margin of
safety is not as great as in the case of higher ratings.

F3:  Fair credit quality. Capacity for timely payment of
financial commitments is adequate. However, near-term
adverse changes could result in a reduction to
non-investment grade.

B:  Speculative. Minimal capacity for timely payment of
financial commitments, plus vulnerability to near-term
adverse changes in financial and economic conditions.

C:   High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely
reliant upon a sustained, favorable business and economic
environment.

D:   Default. Denotes actual or imminent payment default.

                            B-1
                         Appendix B

                  Industry Classifications
                  ------------------------

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies     Media
Communications Equipment           Metals & Mining
Computers & Peripherals            Multiline Retail
Construction & Engineering         Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging             Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

                            C-11
                         Appendix C

OppenheimerFunds Special Sales Charge Arrangements and
-------------------------------------------------------
Waivers
-------

In certain cases, the initial sales charge that applies to
purchases of Class A shares1 of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.2  That is
because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges
                         in Certain Cases
------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."5 This waiver provision
applies to:
|_|   Purchases of Class A shares aggregating $1 million or
         more.
|_|   Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner & Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and  (b)  funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).
II.

   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
|_|   Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
|_|   Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
|_|   Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
|_|   Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
|_|   "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
|_|   Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
|_|   Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
|_|   Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
|_|   A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.
|-|

      Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased through a broker-dealer that has
         entered into a special agreement with the
         Distributor to allow the broker's customers to
         purchase and pay for shares of Oppenheimer funds
         using the proceeds of shares redeemed in the prior
         30 days from a mutual fund (other than a fund
         managed by the Manager or any of its subsidiaries)
         on which an initial sales charge or contingent
         deferred sales charge was paid. This waiver also
         applies to shares purchased by exchange of shares
         of Oppenheimer Money Market Fund, Inc. that were
         purchased and paid for in this manner. This waiver
         must be requested when the purchase order is
         placed for shares of the Fund, and the Distributor
         may require evidence of qualification for this
         waiver.
|_|   Shares purchased with the proceeds of maturing
         principal units of any Qualified Unit Investment
         Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
         4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges
                        of Oppenheimer Funds
--------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
|_|   Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
|_|   The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
|_|   Redemptions requested in writing by a Retirement Plan
         sponsor of Class C shares of an Oppenheimer fund
         in amounts of $500,000 or more and made more than
         12 months after the Retirement Plan's first
         purchase of Class C shares, if the redemption
         proceeds are invested in Class N shares of one or
         more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.9
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from
            service.11
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the
         Fund is a party.
|_|   Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.
IV.   Special Sales Charge Arrangements for Shareholders of
        Certain Oppenheimer Funds Who Were Shareholders of
                   Former Quest for Value Funds
------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds.  To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer
   Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer
   Quest Global Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for
   Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest
   for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value
   California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds."  The
waivers of initial and contingent deferred sales charges
described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for
Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00                 2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain
Shareholders.  Class A shares purchased by the following
investors are not subject to any Class A initial or
contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family
            of Funds on February 28, 1991 and who acquired
            shares of any of the Former Quest for Value
            Funds by merger of a portfolio of the AMA
            Family of Funds.
o     Shareholders who acquired shares of any Former Quest
            for Value Fund by merger of any of the
            portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions.  The Class A contingent deferred
sales charge will not apply to redemptions of Class A
shares purchased by the following investors who were
shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995.  In the following cases, the contingent
deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange
from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have
been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan
            holding only either Class B or Class C shares
            if the annual withdrawal does not exceed 10% of
            the initial value of the account value,
            adjusted annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum value
            of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or
After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will
be waived for redemptions of Class A, Class B or Class C
shares of an Oppenheimer fund. The shares must have been
acquired by the merger of a Former Quest for Value Fund
into the fund or by exchange from an Oppenheimer fund that
was a Former Quest For Value Fund or into which such Former
Quest for Value Fund merged. Those shares must have been
purchased on or after March 6, 1995, but prior to November
24, 1995:
o     redemptions following the death or disability of the
            shareholder(s) (as evidenced by a determination
            of total disability by the U.S. Social Security
            Administration);
o     withdrawals under an automatic withdrawal plan (but
            only for Class B or Class C shares) where the
            annual withdrawals do not exceed 10% of the
            initial value of the account value; adjusted
            annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum
            account value.

      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.
V.    Special Sales Charge Arrangements for Shareholders of
      Certain Oppenheimer Funds Who Were Shareholders of
         Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified
   Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain
shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional
purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A
contingent deferred sales charge that was in effect prior
to March 18, 1996 (the "prior Class A CDSC"). Under the
prior Class A CDSC, if any of those shares are redeemed
within one year of purchase, they will be assessed a 1%
contingent deferred sales charge on an amount equal to the
current market value or the original purchase price of the
shares sold, whichever is smaller (in such redemptions, any
shares not subject to the prior Class A CDSC will be
redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge,
by a person who was in one (or more) of the categories
below and acquired Class A shares prior to March 18, 1996,
and still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
   4) as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.
VI.    Special Reduced Sales Charge for Former Shareholders
                  of Advance America Funds, Inc.
------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.
VII.   Sales Charge Waivers on Purchases of Class M Shares
            of Oppenheimer Convertible Securities Fund
------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
|_|   registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
|_|   employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
|_|   dealers, brokers or registered investment advisors
         that had entered into an agreement with the
         Distributor or prior distributor of the Fund's
         shares to sell shares to defined contribution
         employee retirement plans for which the dealer,
         broker, or investment advisor provides
         administrative services.

------------------------------------------------------------
Oppenheimer Strategic Income Fund
------------------------------------------------------------

Internet Website:
      WWW.OPPENHEIMERFUNDS.COM
      ------------------------

Investment Adviser
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP (225.5677)

Custodian Bank
      J.P. Morgan Chase
      4 Chase MetroTech Center
      Brooklyn, New York 11245

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Mayer, Brown, Rowe and Maw
      1675 Broadway
      New York, New York 10019
1234
PX230.00 _1102

--------
1 Mrs. Hamilton and Mr. Malone were elected as Trustees to
  the Board II Funds effective June 1, 2002.
1.  In accordance with Rule 12b-1 of the Investment Company
Act, the term "Independent Trustees" in this Statement of
Additional Information refers to those Trustees who are not
"interested persons" of the Fund and who do not have any
direct or indirect financial interest in the operation of
the distribution plan or any agreement under the plan.

1 Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement,
whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or
funds are purchased by a fiduciary or other administrator
for the account of participants who are employees of a
single employer or of affiliated employers. These may
include, for example, medical savings accounts, payroll
deduction plans or similar plans. The fund accounts must be
registered in the name of the fiduciary or administrator
purchasing the shares for the benefit of participants in
the plan.
4 The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
5 However, that concession will not be paid on purchases of
shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.